UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	One International Place – 40th Floor 100 Oliver Street
Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2014

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Harbor Small Cap Growth Opportunities Fund	HASOX	HRSOX	HISOX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2014. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or by visiting harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2014
	Institutional Class		Administrative Class		Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	4.35%		4.24%		4.16%
Harbor Mid Cap Growth Fund	5.93		5.67		5.76
Harbor Small Cap Growth Fund	6.29		6.14		6.07
Harbor Small Cap Growth Opportunities Fund	2.20	[a]	2.10	[a]	2.10	[a]
VALUE FUNDS
Harbor Large Cap Value Fund	8.68		8.46		8.48
Harbor Mid Cap Value Fund	11.27		11.14		11.09
Harbor Small Cap Value Fund	4.08		3.90		3.84

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2014
Wilshire 5000 Total Market (entire U.S. stock market)	7.68%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	8.36
Russell 1000® Growth; large cap, domestic equity	6.95
Russell Midcap® Growth; mid cap, domestic equity	6.04
Russell 2000® Growth; small cap, domestic equity	1.27
Russell 1000® Value; large cap, domestic equity	9.61
Russell Midcap® Value; mid cap, domestic equity	9.69
Russell 2000® Value; small cap, domestic equity	4.97

a	For the period February 1, 2014 (inception) through April 30, 2014.

1

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]						Morningstar Average[2] (Unaudited)
	2010*	2011*	2012*	2013*	2014
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.68%	0.66%	0.66%	0.65%	0.64%[a]		0.92%
Administrative Class	0.93	0.91	0.91	0.90	0.89	[a]	1.25
Investor Class	1.05	1.03	1.03	1.02	1.01	[a]	1.32
Harbor Mid Cap Growth Fund
Institutional Class	0.87%	0.85%	0.85%	0.84%	0.83%[a]		1.06%
Administrative Class	1.12	1.10	1.10	1.09	1.08	[a]	1.37
Investor Class	1.24	1.22	1.22	1.21	1.20	[a]	1.40
Harbor Small Cap Growth Fund
Institutional Class	0.85%	0.84%	0.84%	0.83%	0.83%[a]		1.16%
Administrative Class	1.10	1.09	1.09	1.08	1.08	[a]	1.46
Investor Class	1.22	1.21	1.21	1.20	1.20	[a]	1.52
Harbor Small Cap Growth Opportunities Fund
Institutional Class	N/A	N/A	N/A	N/A	0.90%[b]		1.16%
Administrative Class	N/A	N/A	N/A	N/A	1.15	[b]	1.46
Investor Class	N/A	N/A	N/A	N/A	1.27	[b]	1.52
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.68%	0.68%	0.68%[a]		0.88%
Administrative Class	0.93	0.93	0.93	0.93	0.93	[a]	1.20
Investor Class	1.07	1.05	1.05	1.05	1.05	[a]	1.25
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.95%	0.95%	0.93%	0.87%[a]		1.00%
Administrative Class	1.20	1.20	1.20	1.18	1.12	[a]	1.31
Investor Class	1.32	1.32	1.32	1.30	1.24	[a]	1.34
Harbor Small Cap Value Fund
Institutional Class	0.85%	0.84%	0.85%	0.84%	0.83%[a]		1.09%
Administrative Class	1.10	1.09	1.10	1.09	1.08	[a]	1.48
Investor Class	1.22	1.21	1.22	1.21	1.20	[a]	1.55

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2014 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Unaudited annualized figures for the six-month period ended April 30, 2014.
b	Unaudited annualized figures for the period February 1, 2014 (inception) through April 30, 2014.

2

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

U.S. stocks rose in the first half of fiscal 2014, following a strong performance in fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned 7.68% in the six months ending April 2014. In fiscal 2013, the index returned over 29%.

During the fiscal first half, the Federal Reserve announced the start of its long signaled phase out of the bond buying program that has helped provide significant stimulus to the economy over the last several years. The Fed trimmed the bond buying program several times in the fiscal first half and the program appears to be on pace to being completely phased out around the end of calendar year 2014. The equity market generally reacted calmly to the long signaled phase out of the bond buying program, and despite periodic choppiness, due to turmoil in Ukraine and concerns about global growth, the domestic equity indices had positive returns in the first half of the fiscal year.

Harbor Domestic Equity Funds

Harbor’s domestic equity funds turned in mixed performances for the fiscal first half.

Harbor Small Cap Growth Fund and the recently introduced Harbor Small Cap Growth Opportunities Fund had good performances. Harbor Small Cap Growth Fund had a return of 6.29%, outperforming its Russell 2000® Growth Index benchmark by 502 basis points, or 5.02 percentage points, in the fiscal first half. (All Harbor Funds returns cited are for each fund’s Institutional Class shares.) Harbor Small Cap Opportunities Fund, which was introduced on February 1, 2014, had a good first three months with a return of 2.20%, while the Russell 2000® Growth Index had a return of -3.00% during the same period.

After a strong fiscal 2013, Harbor Capital Appreciation Fund had a return of 4.35% in the first half of fiscal 2014, trailing its benchmark, the Russell 1000® Growth Index, by 260 basis points. Harbor Mid Cap Growth Fund returned 5.93%, lagging the 6.04% return of its Russell Midcap® Growth Index benchmark.

Harbor Mid Cap Value Fund had a return of 11.27%, beating its Russell Midcap® Value Index benchmark by 158 basis points. Harbor Large Cap Value Fund returned 8.68%, lagging its benchmark, the Russell 1000® Value Index, by 93 basis points, while Harbor Small Cap Value Fund returned 4.08%, trailing its Russell 2000® Value Index benchmark by 89 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2014
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market (entire U.S. stock market)	7.68%	20.66%	19.59%	8.34%	11.18%
S&P 500 (large cap stocks)	8.36	20.44	19.14	7.67	11.24
Russell Midcap® (mid cap stocks)	7.76	21.25	21.87	10.40	12.81
Russell 2000® (small cap stocks)	3.08	20.50	19.84	8.67	9.99
Russell 3000® Growth	6.49	20.72	19.54	8.06	10.37
Russell 3000® Value	9.24	20.79	19.49	7.98	11.64

International & Global
MSCI EAFE (ND) (foreign stocks)	4.44%	13.35%	13.58%	6.93%	9.11%
MSCI World (ND) (global stocks)	6.32	16.62	16.03	7.17	9.54
MSCI EM (ND) (emerging markets)	-2.98	-1.84	11.08	11.09	N/A

Strategic Markets
Dow Jones-UBS Commodity Total ReturnSM	10.07%	3.17%	4.59%	0.85%	N/A

Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	4.76%	6.30%	15.81%	8.69%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	1.74	-0.26	4.88	4.83	7.83%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.03	0.06	0.11	1.64	4.26

3

International Equity, Strategic Markets, and Fixed Income

International equity markets generated mixed results. Stocks in developed international markets returned 4.44%, as measured by the MSCI EAFE (ND) Index, while shares of companies based in emerging economies edged lower with the MSCI Emerging Markets (ND) Index posting a return of -2.98%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 6.32%. (All international and global returns are in U.S. dollars.)

Commodities rebounded after a sharp decline over the prior 12 months. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned 10.07%.

The taxable bond market had modestly positive results after interest rates rose in the first two months of the fiscal half year before declining in the last four months to end the fiscal first half with generally little change. Modest economic growth and limited inflation pressure caused interest rates to remain below the expectations in many forecasts as the fiscal first half came to a close. The broad U.S. investment-grade bond market returned 1.74%, as measured by the Barclays U.S. Aggregate Bond Index, while the Barclays U.S. TIPS Index, a measure of inflation-linked bonds, returned 0.70%. The BofA Merrill Lynch U.S. High Yield Index returned 4.76%, as bonds of lower-rated companies continued to attract the attention of investors seeking higher yields in a low interest rate environment. Money market investments produced barely positive returns as the Federal Reserve continued to hold short-term rates at historically low levels.

Harbor Funds Trustees

There have been several changes to the Harbor Funds Board of Trustees since the end of the 2013 fiscal year.

On December 31, 2013, Howard P. “Pete” Colhoun, retired as trustee emeritus of Harbor Funds. Pete Colhoun was a trustee or trustee emeritus of Harbor Funds since the fund family’s inception in 1986. Pete’s strong investment background and his prior experience as both a portfolio manager and mutual funds executive helped guide the early development of Harbor Funds. Pete counseled and mentored board members and senior members of the Harbor Funds team throughout his tenure on the board, always stressing the importance of acting in the best interests of shareholders, which is the focus of the Harbor Funds culture. Everyone affiliated with Harbor Funds has benefited from his wisdom and counsel. We wish Pete the very best in what we know will be an active retirement.

Three new trustees have joined the Harbor Funds board in fiscal 2014. Ann Spruill and Robert Kasdin joined the board in November 2013 and Scott Amero joined the board in May 2014. Each of the new trustees brings extensive investment and business experience to the board and shares the Harbor Funds’ commitment to acting in the best interests of our shareholders. The three additions to the Harbor Funds board brings the number of independent trustees to eight and positions the board to accommodate the expected retirement of two of the current independent trustees over the next three years, consistent with the board’s retirement policy.

Invest for the Long Term

Even in periods of good returns and calm in the financial markets, it is always important to remember that investing involves risk and markets are uncertain. No one can predict consistently how the equity and debt markets will perform in the shorter term.

Over the longer term, a diversified portfolio in an asset allocation that is consistent with your investment objectives and risk tolerance can be helpful in managing the risk and uncertainty of the markets. Harbor Funds’ equity, strategic markets, and fixed income funds can help investors create a balanced asset allocation plan to achieve their investment goals over the long term.

Thank you for your investment in Harbor Funds.

June 27, 2014

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue New York, NY 10017

PORTFOLIO MANAGERS

Spiros Segalas

Since 1990

Kathleen A. McCarragher

Since 2013

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks

Spiros Segalas

Kathleen A. McCarragher

Management’s Discussion of Fund Performance

MARKET REVIEW

The U.S. economy remained on a slow-growth trajectory in the six months ended April 30, 2014. The Federal Reserve began to taper its quantitative stimulus, signaling confidence in the sustainability of improving economic activity and labor market conditions. However, the central bank remained committed to an accommodative monetary stance, as manifested in continued low interest rates. Employment growth continued and consumer confidence rose to a post-recession high.

PERFORMANCE

Harbor Capital Appreciation Fund advanced 4.35% (Institutional Class), 4.24% (Administrative Class), and 4.16% (Investor Class) for the six months ended April 30, 2014. By comparison, the Russell 1000® Growth Index rose 6.95%. Every sector in the index except Telecommunication Services rose, with gains largest in Industrials, Energy, Materials, Information Technology, and Health Care. Returns in the Consumer Discretionary sector were comparatively modest.

Individual stocks based on business fundamentals drive construction of the Fund. After posting strong gains in calendar 2013, U.S. equity markets advanced at a decelerated pace in the first several months of 2014. Many of 2013’s top-performing groups—innovative biotechnology companies, high-growth Internet-related consumer stocks, and new-technology providers—were especially affected by the correction. The risk aversion manifested in the sell-off may have been triggered in part by geopolitical uncertainty related to Russia’s annexation of Crimea and the market’s interpretation of early policy statements by new Federal Reserve Chair Janet Yellen. The decline in biotechnology stocks also reflected concerns about Congressional criticism of drug pricing. A high volume of initial public offerings by technology and other companies, multi-year share-price gains, and valuations that have risen above historical norms also were contributing factors to weakness in higher-volatility shares.

From a long-term perspective, we believe corrections are normal and guard against excessive valuations. In the wake of the recent reversal, we are staying the course with most of the Fund’s biotech, Internet, and technology holdings. We believe they continue to represent attractive opportunities as they offer innovative therapeutics for under-served populations, dominant positions in rapidly growing markets, or technologies that are uniquely positioned to benefit from changing industry dynamics.

In the fiscal first half, major detractors from Fund returns relative to the Russell 1000® Growth Index benchmark included Consumer Discretionary, Consumer Staples, and Information Technology positions; Health Care holdings were strong positive contributors.

In the Consumer Staples sector, Whole Foods Market’s aggressive expansion through new stores and acquisitions, as well as its investment in more competitive pricing, has limited margin improvement. In Consumer Discretionary, Amazon.com’s revenue growth was strong but operating-income growth was constrained by increased business investment designed to drive unit growth not only in Amazon’s core retail business but through the proliferation of digital commerce via the mobile market. We continue to like the company’s potential for long-term revenue growth and margin expansion.

5

Harbor Capital Appreciation Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	4.2%
Google Inc.	3.8%
MasterCard Inc.	3.6%
Amazon.com Inc.	2.5%
Biogen Idec Inc.	2.5%
Facebook Inc.	2.5%
Priceline Group Inc.	2.4%
VISA Inc.	2.3%
Monsanto Co.	2.1%
Walt Disney Co.	2.1%

While Information Technology positions in the Russell 1000® Growth Index made solid advances, Fund holdings in the sector had mixed results. LinkedIn saw solid earnings and revenue, as well as strong member growth and engagement metrics. However, the company’s increased investment in its business, which includes expansion into China, could limit shorter-term margin improvement while driving longer-term revenue growth and margin expansion. Revenue growth at social media company Twitter accelerated, but growth in the number of users and the degree of their activity decelerated. We believe that Twitter’s communication platform complements traditional media outlets and that the company’s opportunities to generate revenue are substantial.

Apple’s revenue and earnings strength reflected expanding global acceptance of its platform, especially in China, where iPhone sales surged after becoming available through China’s largest phone service provider. Facebook’s revenue growth, especially from mobile advertising, continued to gain momentum. We believe the company’s preeminent Internet-based social network has a dominance that no rival can easily match and a network effect that creates formidable barriers to entry.

Despite a decline in higher-growth biotechnology stocks late in the fiscal first half, Health Care positions made strong contributions to both absolute and relative returns for the Fund. Cosmetic pharmaceutical company Allergan, the maker of Botox, rose on new patent protections. We believe the company’s fundamentals are attractive and consider the stock undervalued. An April takeout bid for Allergan gave the stock an additional boost.

Illumina’s earnings and revenue reflected robust demand for the company’s next-generation gene-sequencing technology. Innovative applications of the technology in user end markets are only beginning to be explored, in our view, suggesting a potential for considerable future growth. Sales of Victoza, one of Novo Nordisk’s key insulin products, were strong. We expect the company’s diabetes product pipeline to foster long-term market share gains.

OUTLOOK AND STRATEGY

The U.S. economy appears to be set for a modest boost as effects of the harsh winter unwind and pent-up demand supports moderate underlying growth. Lower raw material prices temper the inflation outlook and should continue to benefit margins on finished goods. We believe that the emerging effects of sanctions and trade restrictions on Russia are likely to affect its economy, industries with unique trade and demand relationships with Russia, and European growth only at the margin.

Our bottom-up approach to stock selection seeks to identify specific drivers of each portfolio holding’s revenue, earnings, and cash-flow growth. In this regard, calendar 2014 is off to a positive start, as fundamentals of companies held in the portfolio have been generally in line with or ahead of our expectations. This includes fundamentals of the portfolio’s fastest-growing holdings. Cognizant of the higher valuations of these companies, we seek to manage their risk in the portfolio through position size. We have constructed a portfolio of companies with what we believe are differentiated products and market opportunities, which in our view could drive aggregate earnings growth at a rate superior to that of the broad market.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.64%[a,b]

Total Net Assets (000s)	$20,200,577

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.89%[a,b]

Total Net Assets (000s)	$506,954

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.01%[a,b]

Total Net Assets (000s)	$1,847,505

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2015.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$91,708		$103,255

Price/Earning Ratio (P/E)	34.8x		23.6x

Price/Book Ratio (P/B)	6.2x		5.5x

Beta vs. Russell 1000® Growth	1.12		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2014)	19%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Capital Appreciation Fund
Institutional Class	4.35%	22.69%	17.89%	8.48%	12/29/1987	$112,800
Comparative Indices
Russell 1000® Growth	6.95%	20.66%	19.47%	7.99%	—	$107,835
S&P 500	8.36%	20.44%	19.14%	7.67%	—	$104,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Capital Appreciation Fund
Administrative Class	4.24%	22.38%	17.59%	8.21%	11/01/2002	$22,007
Investor Class	4.16%	22.21%	17.45%	8.06%	11/01/2002	$21,715
Comparative Indices
Russell 1000® Growth	6.95%	20.66%	19.47%	7.99%	—	$21,567
S&P 500	8.36%	20.44%	19.14%	7.67%	—	$20,932

As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Net) and 0.68% (Gross) (Institutional Class); 0.90% (Net) and 0.93% (Gross) (Administrative Class); and 1.02% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.5%)

COMMON STOCKS—99.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—5.3%
3,213,010	Boeing Co.	$414,542
1,674,348	Precision Castparts Corp.	423,761
2,976,558	United Technologies Corp.	352,216

		1,190,519

AUTOMOBILES—1.1%
1,229,305	Tesla Motors Inc.*	255,560

BIOTECHNOLOGY—9.0%
2,194,337	Alexion Pharmaceuticals Inc.*	347,144
1,997,905	Biogen Idec Inc.*	573,639
1,995,278	Celgene Corp.*	293,326
5,423,023	Gilead Sciences Inc.*	425,653
1,436,272	Incyte Corp. Ltd.*	69,745
321,098	Intercept Pharmaceuticals Inc.*	84,808
3,508,622	Vertex Pharmaceuticals Inc.*	237,534

		2,031,849

CAPITAL MARKETS—1.8%
1,138,495	Goldman Sachs Group Inc.	$181,954
7,251,197	Morgan Stanley	224,280

		406,234

CHEMICALS—2.1%
4,195,469	Monsanto Co.	464,438

ENERGY EQUIPMENT & SERVICES—1.9%
4,262,961	Schlumberger Ltd.	432,904

FOOD & STAPLES RETAILING—3.1%
3,370,539	Costco Wholesale Corp.	389,904
6,099,265	Whole Foods Market Inc.	303,133

		693,037

FOOD PRODUCTS—2.0%
1,892,121	Mead Johnson Nutrition Co.	166,999
7,831,624	Mondelez International Inc.	279,197

		446,196

HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
9,440,660	Abbott Laboratories	365,731

HEALTH CARE PROVIDERS & SERVICES—0.6%
2,024,714	Express Scripts Holding Co.*	134,806

HOTELS, RESTAURANTS & LEISURE—5.4%
398,397	Chipotle Mexican Grill Inc.*	198,601
4,928,681	Dunkin’ Brands Group Inc.	224,304
2,910,394	Las Vegas Sands Corp.	230,299
4,015,562	Marriott International Inc.	232,622
4,520,474	Starbucks Corp.	319,236

		1,205,062

INTERNET & CATALOG RETAIL—6.5%
1,843,962	Amazon.com Inc.*	560,804
720,550	Netflix Inc.*	232,046
467,142	Priceline Group Inc.*	540,834
1,739,473	TripAdvisor Inc.*	140,445

		1,474,129

INTERNET SOFTWARE & SERVICES—8.4%
9,588,485	Facebook Inc.*	573,199
1,637,211	Google Inc.*	868,903
1,959,914	LinkedIn Corp.*	300,788
2,635,168	Pandora Media Inc.*	61,716
2,495,193	Twitter Inc.*	97,238

		1,901,844

IT SERVICES—6.4%
909,390	FleetCor Technologies Inc.*	103,789
11,062,557	MasterCard Inc.	813,651
2,618,384	VISA Inc.	530,511

		1,447,951

LIFE SCIENCES TOOLS & SERVICES—1.5%
2,453,183	Illumina Inc.*	333,265

MEDIA—4.2%
3,273,812	Discovery Communications Inc.*	248,482
7,419,495	Twenty-First Century Fox Inc.	237,572
5,813,832	Walt Disney Co.	461,270

		947,324

OIL, GAS & CONSUMABLE FUELS—2.9%
2,738,972	Concho Resources Inc.*	357,299
3,085,827	EOG Resources Inc.	302,411

		659,710

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
PHARMACEUTICALS—7.9%
1,430,236	Allergan Inc.	$237,191
9,086,391	Bristol-Myers Squibb Co.	455,137
6,355,881	Merck & Co. Inc.	372,201
9,794,805	Novo Nordisk AS ADR (DEN)[1]	444,586
1,193,629	Perrigo Co. plc (IE)	172,909
733,604	Valeant Pharmaceuticals International Inc.*	98,090

		1,780,114

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.2%
3,324,452	American Tower Corp.	277,658

ROAD & RAIL—2.8%
1,944,971	Canadian Pacific Railway Ltd. (CAN)	303,357
1,758,110	Union Pacific Corp.	334,797

		638,154

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
4,719,385	ARM Holdings plc ADR (UK)[1]	214,826

SOFTWARE—7.3%
4,231,535	Adobe Systems Inc.*	261,043
1,883,141	FireEye Inc.*	73,932
4,922,632	Red Hat Inc.*	239,486
7,319,318	Salesforce.com Inc.*	378,043
3,525,418	Splunk Inc.*	192,382
487,186	Tableau Software Inc.*	26,927
3,046,768	VMware Inc.*	281,857
2,696,057	Workday Inc.*	197,001

		1,650,671

SPECIALTY RETAIL—4.9%
2,666,573	Inditex SA (SP)[2]	400,645
1,087,956	O’reilly Automotive Inc.*	161,877
1,460,914	Tiffany & Co.	127,815
7,040,422	TJX Cos. Inc.	409,612

		1,099,949

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.2%
1,595,296	Apple Inc.	$941,368

TEXTILES, APPAREL & LUXURY GOODS—6.4%
4,342,710	Luxottica Group SpA (IT)	249,083
3,019,313	Michael Kors Holdings Ltd.*	275,361
6,197,269	NIKE Inc.	452,091
366,466	Swatch Group AG (SWS)	235,652
4,647,518	Under Armour Inc.*	227,217

		1,439,404

TOTAL COMMON STOCKS (Cost $15,209,556)		22,432,703

SHORT-TERM INVESTMENTS—1.3%
Principal Amount (000s)
REPURCHASE AGREEMENTS—0.6%
$136,330	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $139,057)	136,330

Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.7%
160,412,356	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.140%)[3]	160,412

TOTAL SHORT-TERM INVESTMENTS (Cost $296,742)		296,742

TOTAL INVESTMENTS—100.8% (Cost $15,506,298)		22,729,445

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.8)%		(174,409)

TOTAL NET ASSETS— 100.0%		$22,555,036

10

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$1,190,519	$—	$—	$1,190,519
Automobiles	255,560	—	—	255,560
Biotechnology	2,031,849	—	—	2,031,849
Capital Markets	406,234	—	—	406,234
Chemicals	464,438	—	—	464,438
Energy Equipment & Services	432,904	—	—	432,904
Food & Staples Retailing	693,037	—	—	693,037
Food Products	446,196	—	—	446,196
Health Care Equipment & Supplies	365,731	—	—	365,731
Health Care Providers & Services	134,806	—	—	134,806
Hotels, Restaurants & Leisure	1,205,062	—	—	1,205,062
Internet & Catalog Retail	1,474,129	—	—	1,474,129
Internet Software & Services	1,901,844	—	—	1,901,844
IT Services	1,447,951	—	—	1,447,951
Life Sciences Tools & Services	333,265	—	—	333,265

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Media	$947,324	$—	$—	$947,324
Oil, Gas & Consumable Fuels	659,710	—	—	659,710
Pharmaceuticals	1,780,114	—	—	1,780,114
Real Estate Investment Trusts (REITs)	277,658	—	—	277,658
Road & Rail	638,154	—	—	638,154
Semiconductors & Semiconductor Equipment	214,826	—	—	214,826
Software	1,650,671	—	—	1,650,671
Specialty Retail	699,304	400,645	—	1,099,949
Technology Hardware, Storage & Peripherals	941,368	—	—	941,368
Textiles, Apparel & Luxury Goods	954,669	484,735	—	1,439,404
Short-Term Investments			—
Repurchase Agreements	—	136,330	—	136,330
Investment Company-Securities Lending Investment Fund	—	160,412	—	160,412

Total Investments in Securities	$21,547,323	$1,182,122	$—	$22,729,445

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2014 (000s)
Preferred Stocks
Aerospace & Defense	$890	$—	$(908)	$—	$10	$8	$—	$—	$—

There were no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	A portion or all of this security was out on loan as of April 30, 2014.

3	Represents the investment of collateral received from securities lending activities.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

CAN	Canada

DEN	Denmark

IE	Ireland

IT	Italy

SP	Spain

SWS	Switzerland

UK	United Kingdom

The accompanying notes are an integral part of the Financial Statements.

11

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington

Management

Company, LLP

280 Congress Street

Boston, MA 02210

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

Since 2005

Stephen Mortimer

Since 2010

Mario E. Abularach, CFA

Since 2006

Wellington

Management

has subadvised

the Fund since 2005.

INVESTMENT GOAL

Long-term growth

of capital

PRINCIPAL STYLE

CHARACTERISTICS

Mid cap companies

with significant capital

appreciation potential

Michael T. Carmen

Management’s Discussion of Fund Performance

MARKET REVIEW

Global equities finished calendar 2013 on a strong note as generally solid economic data, coupled with continued accommodative monetary policy from central banks around the world, raised many investors’ 2014 global growth expectations. Despite liquidity concerns in China and tepid economic growth in Europe, market participants were emboldened by signs of expansionary traction in the U.S. and Japan. Global equities continued to advance in the first quarter of 2014 despite ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging markets countries. Investors took solace from comments from the European Central Bank and Chinese government suggesting that stimulus measures could be ramped up. In China, sluggish manufacturing data were overshadowed by Premier Li Keqiang’s reassurance that Beijing stands ready to take action to bolster the world’s second-largest economy, if necessary. Continued evidence of a euro-zone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity also aided bullish sentiment.

In this environment, the Russell Midcap® Growth Index recorded a return of 6.04%. Within the index, all 10 sectors posted positive returns. Utilities, Health Care, and Industrials were the strongest-performing sectors, while Consumer Discretionary, Information Technology, and Telecommunication Services lagged the broader index.

PERFORMANCE

Harbor Mid Cap Growth Fund returned 5.93% (Institutional Class), 5.67% (Administrative Class), and 5.76% (Investor Class) for the six months ended April 30, 2014, compared with the 6.04% return of its Russell Midcap® Growth Index benchmark. Stock selection in the Health Care, Consumer Staples, and Information Technology sectors added value relative to the benchmark, while unfavorable selection in Consumer Discretionary and Industrials stocks hurt relative performance.

Sector allocation, which is a residual of our bottom-up stock selection process, detracted from relative results. An above-index exposure to the lagging Information Technology sector and underweighted allocations to Energy and Materials stocks hurt relative performance. This was partially offset by positive results from underweighted positioning in the lagging Telecommunication Services sector.

Health Care holding Forest Laboratories was the largest contributor to the Fund’s absolute and relative performance. Shares of the U.S.-based pharmaceutical company soared on news that Actavis, the world’s second-largest generic-drug maker by market value, had agreed to buy Forest for about $25 billion. Shares of Information Technology holding NXP Semiconductors, a Netherlands-based company, also contributed to both absolute and relative performance. The company reported strong fourth quarter results with revenue above consensus expectations, which sent the stock price higher. Also contributing to absolute and relative performance were producer of chemical and printing products Platform Specialty Products (Materials sector), maker of specialty coffees and coffee makers Keurig Green Mountain Coffee (Consumer Staples), and solar installation company SunEdison (Information Technology). SunEdison shares rose 81% in the period before being sold from the portfolio.

12

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
NXP Semiconductor NV	2.0%
IHS Inc.	1.9%
Whirlpool Corp.	1.9%
Autodesk Inc.	1.8%
Pioneer Natural Resources Co.	1.7%
Netflix Inc.	1.6%
PVH Corp.	1.6%
Concur Technologies Inc.	1.5%
DigitalGlobe Inc.	1.5%
F5 Networks Inc.	1.5%

Consumer Discretionary holding Lululemon Athletica was one of the largest detractors from absolute and relative performance. Shares of the athletic-clothing maker declined after the company issued disappointing guidance. Product quality issues and public relations challenges also delayed the company’s progress. Information Technology holding Concur Technologies, a software company specializing in corporate expense management, was another leading detractor from absolute and relative performance. Concur Technologies saw its share price fall due to a decline in gross margins. Also among the top absolute and relative detractors were U.S.-based home security company ADT (Industrials), restaurant operator Bloomin’ Brands (Consumer Discretionary), and U.S.-based film and television studio DreamWorks Animation (Consumer Discretionary). ADT was eliminated from the portfolio.

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we believe that quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in increased exposure to the Information Technology sector, the Fund’s largest overweight sector as of April 30. The Fund continued to be overweight Industrials, and added exposure to the sector during the fiscal first half. At the end of the period, the Fund was most underweight relative to the benchmark in the Financials, Materials, and Energy sectors.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

13

Harbor Mid Cap Growth Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Net Expense Ratio	0.83%[a]

Total Net Assets (000s)	$327,035

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Net Expense Ratio	1.08%[a]

Total Net Assets (000s)	$379,945

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$37,665

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$8,148		$12,634

Price/Earning Ratio (P/E)	39.4x		26.7x

Price/Book Ratio (P/B)	4.5x		5.5x

Beta vs. Russell Midcap® Growth	1.08		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2014)	51%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

14

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Mid Cap Growth Fund
Institutional Class	5.93%	20.37%	19.00%	9.68%	11/01/2000	$125,980
Comparative Index
Russell Midcap® Growth	6.04%	20.62%	21.10%	9.63%	—	$125,349

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Mid Cap Growth Fund
Administrative Class	5.67%	20.02%	18.70%	9.44%	11/01/2002	$24,620
Investor Class	5.76%	20.00%	18.56%	9.29%	11/01/2002	$24,273
Comparative Index
Russell Midcap® Growth	6.04%	20.62%	21.10%	9.63%	—	$25,070

As stated in the Fund’s current prospectus, the expense ratios were 0.84% (Institutional Class); 1.09% (Administrative Class); and 1.21% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

15

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.8%)

COMMON STOCKS—94.2%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.7%
376,807	DigitalGlobe Inc.*	$11,221
213,100	Textron Inc.	8,716

		19,937

AIRLINES—2.4%
171,156	Spirit Airlines Inc.*	9,729
206,809	United Continental Holdings Inc.*	8,452

		18,181

AUTO COMPONENTS—0.7%
88,649	Tenneco Inc.*	5,307

BIOTECHNOLOGY—2.0%
37,552	Alnylam Pharmaceuticals Inc.*	1,860
46,462	Cubist Pharmaceuticals Inc.*	3,255
109,675	NPS Pharmaceuticals Inc.*	2,920
21,982	Regeneron Pharmaceuticals Inc.*	6,526

		14,561

BUILDING PRODUCTS—2.2%
175,203	Armstrong World Industries Inc.*	9,208
179,063	Owens Corning Inc.	7,315

		16,523

CAPITAL MARKETS—1.4%
202,697	Julius Baer Group Ltd. (SWS)	9,494
20,391	LPL Financial Holdings Inc.	966

		10,460

CHEMICALS—1.2%
471,162	Platform Specialty Products Corp.*	9,206

COMMERCIAL SERVICES & SUPPLIES—1.4%
178,951	Clean Harbors Inc.*	10,737

COMMUNICATIONS EQUIPMENT—3.2%
106,441	F5 Networks Inc.*	11,194
324,200	Nomad Holdings Ltd. (VG)*	3,323
152,013	Palo Alto Networks Inc.*	9,665

		24,182

CONSTRUCTION MATERIALS—1.0%
87,106	Eagle Materials Inc.	7,259

CONTAINERS & PACKAGING—0.1%
6,583	Rock-Tenn Co.	629

ELECTRICAL EQUIPMENT—1.3%
77,120	Acuity Brands Inc.	9,607

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
227,436	Cognex Corp.*	7,831

FOOD & STAPLES RETAILING—2.1%
189,800	Sprouts Farmers Market Inc.*	6,068
190,671	Whole Foods Market Inc.	9,476

		15,544

FOOD PRODUCTS—2.6%
94,396	Keurig Green Mountain Inc.	8,843
367,899	WhiteWave Foods Co.*	10,187

		19,030

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
207,117	DexCom Inc.*	$6,719
110,239	HeartWare International Inc.*	9,366
179,126	Insulet Corp.*	6,740

		22,825

HEALTH CARE PROVIDERS & SERVICES—2.4%
266,500	Envision Healthcare Holdings Inc.*	9,005
190,617	Team Health Holdings Inc.*	9,241

		18,246

HOTELS, RESTAURANTS & LEISURE—8.2%
418,753	Bloomin’ Brands Inc.*	8,928
66,912	Buffalo Wild Wings Inc.*	9,777
121,695	Life Time Fitness Inc.*	5,841
210,564	Melco Crown Entertainment Ltd. ADR (HK)[1]	7,197
70,355	Panera Bread Co.*	10,762
136,735	Starwood Hotels & Resorts Worldwide Inc.	10,481
108,697	Wyndham Worldwide Corp.	7,755

		60,741

HOUSEHOLD DURABLES—4.6%
72,104	Harman International Industries Inc.	7,903
190,680	Lennar Corp.	7,358
227,796	Taylor Morrison Home Corp.*	4,832
94,022	Whirlpool Corp.	14,421

		34,514

HOUSEHOLD PRODUCTS—1.0%
92,805	Spectrum Brands Holdings Inc.	7,130

INSURANCE—1.0%
309,644	Assured Guaranty Ltd. (BM)	7,404

INTERNET & CATALOG RETAIL—2.2%
37,341	Netflix Inc.*	12,025
57,650	TripAdvisor Inc.*	4,655

		16,680

INTERNET SOFTWARE & SERVICES—6.2%
76,312	58.Com Inc. ADR (CHN)*[1]	3,036
134,358	Akamai Technologies Inc.*	7,130
330,904	Angie’s List Inc.*	3,743
331,465	Bankrate Inc.*	5,807
132,866	Cornerstone OnDemand Inc.*	4,884
29,900	CoStar Group Inc.*	4,811
69,694	Demandware Inc.*	3,459
57,263	Shutterstock Inc.*	4,152
84,571	Yelp Inc.*	4,932
41,377	Zillow Inc.*	4,498

		46,452

IT SERVICES—0.5%
132,779	Acxiom Corp.*	3,750

LIFE SCIENCES TOOLS & SERVICES—1.0%
83,468	Covance Inc.*	7,369

MACHINERY—1.0%
87,968	Pall Corp.	7,403

MEDIA—1.8%
244,120	DreamWorks Animation SKG Inc.*	5,866
280,365	Imax Corp. (CAN)*	7,189

		13,055

OIL, GAS & CONSUMABLE FUELS—4.3%
118,574	Diamondback Energy Inc.*	8,530
135,800	Energen Corp.	10,580
65,318	Pioneer Natural Resources Co.	12,624

		31,734

PAPER & FOREST PRODUCTS—0.2%
43,530	KapStone Paper and Packaging Corp.*	1,148

PERSONAL PRODUCTS—0.6%
270,341	Coty Inc.	4,339

PHARMACEUTICALS—4.1%
38,599	Actavis plc (IE)*	7,887
86,907	Forest Laboratories Inc.*	7,987
74,300	Ono Pharmaceutical Co. Ltd. (JP)	5,893
79,307	Salix Pharmaceuticals Ltd.*	8,724

		30,491

PROFESSIONAL SERVICES—3.2%
114,490	IHS Inc.*	13,811
123,494	Manpowergroup Inc.	10,045

		23,856

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.8%
84,200	Crown Castle International Corp.	6,124

ROAD & RAIL—1.1%
278,992	Hertz Global Holdings Inc.*	7,943

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.0%
246,469	NXP Semiconductor NV (NET)*	14,694

SOFTWARE—10.0%
452,574	Activision Blizzard Inc.	9,056
276,729	Autodesk Inc.*	13,288
635,027	Cadence Design Systems Inc.*	9,881
138,745	Concur Technologies Inc.*	11,165
251,046	Fleetmatics Group plc (IE)*	7,539
181,364	Guidewire Software Inc.*	6,848
121,451	Solera Holdings Inc.	7,868
69,103	Tableau Software Inc.*	3,819
63,280	Tyler Technologies Inc.*	5,167

		74,631

SPECIALTY RETAIL—2.4%
265,476	Pier 1 Imports Inc.	4,848
101,500	Ross Stores Inc.	6,910
60,821	Signet Jewelers Ltd. (BM)	6,162

		17,920

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.1%
98,042	SanDisk Corp.	8,331

TEXTILES, APPAREL & LUXURY GOODS—3.7%
154,580	Lululemon Athletica Inc.*	7,100
93,207	PVH Corp.	11,704
2,683,830	Samsonite International SA (HK)	8,545

		27,349

TRADING COMPANIES & DISTRIBUTORS—2.4%
406,343	HD Supply Holdings Inc.*	10,476
85,046	WESCO International Inc.*	7,465

		17,941

TOTAL COMMON STOCKS (Cost $617,548)		701,064

17

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

RIGHTS/WARRANTS—0.0%
(Cost $3)
No. of Contracts		Value (000s)
COMMUNICATIONS EQUIPMENT—0.0%
324,200	Nomad Holdings Ltd. (VG) $11.50—04/10/2017	$147

SHORT-TERM INVESTMENTS—5.8%
(Cost $43,366)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$43,366	Repurchase Agreement with Bank of America Corp. dated April 30, 2014 due May 01, 2014 at 0.030% collateralized by U.S. Treasury Notes (market value $44,234)	43,366

TOTAL INVESTMENTS—100.0% (Cost $660,917)		744,577

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		68

TOTAL NET ASSETS—100.0%		$744,645

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$19,937	$—	$—	$19,937
Airlines	18,181	—	—	18,181
Auto Components	5,307	—	—	5,307
Biotechnology	14,561	—	—	14,561
Building Products	16,523	—	—	16,523
Capital Markets	966	9,494	—	10,460
Chemicals	9,206	—	—	9,206
Commercial Services & Supplies	10,737	—	—	10,737
Communications Equipment	24,182	—	—	24,182
Construction Materials	7,259	—	—	7,259
Containers & Packaging	629	—	—	629
Electrical Equipment	9,607	—	—	9,607
Electronic Equipment, Instruments & Components	7,831	—	—	7,831
Food & Staples Retailing	15,544	—	—	15,544
Food Products	19,030	—	—	19,030
Health Care Equipment & Supplies	22,825	—	—	22,825
Health Care Providers & Services	18,246	—	—	18,246
Hotels, Restaurants & Leisure	60,741	—	—	60,741
Household Durables	34,514	—	—	34,514
Household Products	7,130	—	—	7,130
Insurance	7,404	—	—	7,404
Internet & Catalog Retail	16,680	—	—	16,680
Internet Software & Services	46,452	—	—	46,452
IT Services	3,750	—	—	3,750
Life Sciences Tools & Services	7,369	—	—	7,369
Machinery	7,403	—	—	7,403
Media	13,055	—	—	13,055
Oil, Gas & Consumable Fuels	31,734	—	—	31,734
Paper & Forest Products	1,148	—	—	1,148
Personal Products	4,339	—	—	4,339
Pharmaceuticals	24,598	5,893	—	30,491
Professional Services	23,856	—	—	23,856

18

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Real Estate Investment Trusts (REITs)	$6,124	$—	$—	$6,124
Road & Rail	7,943	—	—	7,943
Semiconductors & Semiconductor Equipment	14,694	—	—	14,694
Software	74,631	—	—	74,631
Specialty Retail	17,920	—	—	17,920
Technology Hardware, Storage & Peripherals	8,331	—	—	8,331
Textiles, Apparel & Luxury Goods	18,804	8,545	—	27,349
Trading Companies & Distributors	17,941	—	—	17,941
Rights/Warrants
Communications Equipment	147	—	—	147
Short-Term Investments
Repurchase Agreements	—	43,366	—	43,366

Total Investments in Securities	$677,279	$67,298	$—	$744,577

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2014 (000s)
Common Stocks	$7,615	$—	$(672)	$—	$170	$1,180	$—	$(8,293)[h]	$—
Rights/Warrants	32	—	—	—	—	192	—	(224)[h]	—

	$7,647	$—	$(672)	$—	$170	$1,372	$—	$(8,517)	$—

There were no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

h	Transferred from Level 3 to Level 1 due to availability of quoted prices from an active market for pricing input.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

BM	Bermuda

CAN	Canada

CHN	China

HK	Hong Kong

IE	Ireland

JP	Japan

NET	Netherlands

SWS	Switzerland

VG	Virgin Islands

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center 24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager Since 2000

Ethan Meyers, CFA

Since 2000

John Montgomery

Since 2011

Bruce Jacobs, CFA

Since 2011

Hamlen Thompson

Since 2011

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of Fund Performance

MARKET REVIEW

Nearly five years into a bull market advance, domestic equities stalled somewhat in the first months of calendar 2014. Disappointing economic news from emerging markets, concerns about Russia’s aggressive stance towards its neighbors, and questions about the sustainability of domestic growth amid changing monetary policy dampened investor enthusiasm for risky assets. However, market action in March and April was not uniform. Small-capitalization stocks, trading at high price-to-earnings (P/E) valuations and offering potential for future growth, declined. Large-capitalization companies with stable cash flows and lower P/Es, and especially companies sensitive to the economic cycle, posted positive returns. We believe that this rotation in market leadership may be a reflection of growing strength in the U.S. economy. If this conclusion is correct, our view is that earnings growth, rather than P/E expansion, could become the primary driver of outperformance going forward.

PERFORMANCE

Harbor Small Cap Growth Fund returned 6.29% (Institutional Class), 6.14% (Administrative Class), and 6.07% (Investor Class) for the six months ended April 30, 2014, outpacing the 1.27% return of its benchmark, the Russell 2000® Growth Index. The outperformance was fairly broad-based, with six economic sectors contributing to excess returns. The Health Care sector drove most of the incremental performance; the Consumer Staples sector was the only detractor from relative results.

The portfolio’s Health Care holdings contributed 298 basis points, or 2.98 percentage points, to excess returns, outperforming across multiple sub-industries. We continue to carry a substantial overweight in the sector, favoring, in particular, biotechnology and health care equipment companies, which we believe are poised to benefit from improved research and development productivity, new-product cycles, and merger and acquisition activity. Shares of biopharmaceutical firm ViroPharma surged after the company announced a definitive agreement to be acquired by Shire. ViroPharma markets a drug for the treatment of a rare immune disorder called hereditary angioedema. The company is considered one of the biotechnology industry’s major players in orphan drugs, which target rare medical conditions. Gentium, also focused on developing orphan biopharmaceuticals, was acquired by Jazz Pharmaceuticals in mid December. Our original investment in Gentium was based on a premise that this under-followed, yet profitable, company was on the cusp of strong earnings growth following a regulatory opinion on defibrotide, its product for the treatment of hepatic veno-occlusive disease, a rare condition occurring as a result of cancer treatments. ArthroCare, a medical device maker, advanced sharply in early January, after settling a long-standing U.S. Department of Justice investigation. The shares rose still higher in February following news that the company would be acquired by global orthopedics manufacturer Smith & Nephew.

20

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Watsco Inc.	3.0%
Cubist Pharmaceuticals Inc.	2.8%
ICON plc	2.6%
Tesoro Corp.	2.3%
Huron Consulting Group Inc.	2.2%
KapStone Paper and Packaging Corp.	2.1%
Team Health Holdings Inc.	2.1%
Alexander & Baldwin Inc.	1.9%
MWI Veterinary Supply Inc.	1.9%
Corporate Executive Board Co.	1.8%

Information Technology holdings added 72 basis points to relative results. We were significantly underweighted in the sector, which was additive to relative performance given the fact that Information Technology was one of the worst-performing areas in the index. Invensense, which supplies sensors for the Samsung Galaxy smartphone, was the Fund’s top performer in the sector. We believe the company is well positioned for growth given its exposure to the China smartphone market. In our view it should also benefit from new-product applications and potential revenue opportunities with non-Android clients. Our investments in the semiconductors sub-industry—Cavium, Spansion, and Silicon Laboratories—also delivered solid performance results.

Financials contributed 70 basis points to relative results. BGC Partners, which specializes in the trading of over-the-counter financial instruments, has been diversifying away from the financial services business by actively growing its real estate brokerage segment. In January, the company acquired Northern California-based real estate broker Cornish & Carey and, while financial terms were not disclosed, the company expects the deal to be immediately additive to earnings. BGC’s focus on the commercial real estate business has been well received by investors given regulatory uncertainty in the financial services brokerage area and the higher-volume growth opportunities offered by commercial real estate. Insurer CNO Financial Group, which was added to the portfolio in January, also augmented performance results. The company’s management aims for 8%-10% growth in sales and a 9% increase in return on equity by fiscal 2015. We believe these targets are achievable given CNO’s new-product launches and wider geographical reach.

Our Consumer Staples investments detracted 22 basis points from relative results, held back primarily by the portfolio’s below-index exposure to the sector. Valuations in the sector have been elevated, in our view, and it can be challenging to identify growth opportunities within the group. As a result, we have very little exposure to Consumer Staples names. Also hurting relative returns were shares of B&G Foods, a manufacturer and distributor of packaged foods. The company, which has been growing through acquisitions, underperformed due to execution issues with recent transactions, particularly snack-food maker Pirate’s Booty. Our meeting with company management in March satisfied our concerns and we remain invested in the shares.

OUTLOOK AND STRATEGY

Our investment team travels extensively to stay in close contact with current investments and to explore new opportunities. Although severe winter weather negatively impacted business conditions in recent months, our team on many occasions was struck by how upbeat and bullish management teams have become about longer-term opportunities in the U.S. Though a stronger economy is good news as a whole, change can create disruption and volatility in both equity and debt markets. We believe that many investors have become accustomed to a low-GDP-growth equity market reliant on monetary easing. We recognize that long-lasting impacts of the Federal Reserve’s accommodative monetary policy, an economic slowdown in China, and the possibility of further political instability in the former Soviet bloc region could contribute to wider gyrations in stock prices. Our view is that times are changing and market leadership will change. We are focused on identifying companies with accelerating or under-appreciated earnings growth, trading at reasonable prices. We believe that the current market environment offers ample opportunity to identify companies that fit our investment profile.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Small Cap Growth Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Net Expense Ratio	0.83%[a]

Total Net Assets (000s)	$602,232

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Net Expense Ratio	1.08%[a]

Total Net Assets (000s)	$589

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$14,594

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$2,583		$2,015

Price/Earning Ratio (P/E)	33.4x		30.5x

Price/Book Ratio (P/B)	3.6x		4.5x

Beta vs. Russell 2000® Growth	1.06		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2014)	43%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

22

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Small Cap Growth Fund
Institutional Class	6.29%	25.25%	22.18%	8.77%	11/01/2000	$115,934
Comparative Index
Russell 2000® Growth	1.27%	21.46%	20.50%	8.85%	—	$116,774

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Small Cap Growth Fund
Administrative Class	6.14%	24.88%	21.90%	8.52%	11/01/2002	$22,642
Investor Class	6.07%	24.74%	21.73%	8.36%	11/01/2002	$22,318
Comparative Index
Russell 2000® Growth	1.27%	21.46%	20.50%	8.85%	—	$23,355

As stated in the Fund’s current prospectus, the expense ratios were 0.83% (Institutional Class); 1.08% (Administrative Class); and 1.20% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

23

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.9%)

COMMON STOCKS—98.1%

Shares		Value (000s)
AEROSPACE & DEFENSE—1.7%
244,260	Hexcel Corp.*	$10,183

AIR FREIGHT & LOGISTICS—1.3%
288,256	XPO Logistics Inc.*	7,823

BANKS—1.3%
240,250	East West Bancorp Inc.	8,291

BIOTECHNOLOGY—9.5%
231,570	ACADIA Pharmaceuticals Inc.*	4,662
244,950	Aegerion Pharmaceuticals Inc.*	10,842
505,840	Anacor Pharmaceuticals Inc.*	8,331
422,542	Chemocentryx Inc.*	2,316
249,550	Cubist Pharmaceuticals Inc.*	17,483
4,118,638	Dynavax Technologies Corp.*	6,713
252,360	Prothena Corp. plc (IE)*	5,552
153,960	PTC Therapeutics Inc.*	3,008

		58,907

CAPITAL MARKETS—3.4%
910,220	BGC Partners Inc.	6,526
117,800	LPL Financial Holdings Inc.	5,578
186,110	Stifel Financial Corp.*	8,704

		20,808

CHEMICALS—3.0%
367,120	Chemtura Corp.*	8,187
274,293	PolyOne Corp.	10,278

		18,465

COMMERCIAL SERVICES & SUPPLIES—4.4%
279,791	Herman Miller Inc.	8,626
552,181	Interface Inc.	9,933
539,492	Steelcase Inc.	8,891

		27,450

COMMUNICATIONS EQUIPMENT—1.0%
585,050	Ruckus Wireless Inc.*	6,114

CONSTRUCTION & ENGINEERING—1.0%
153,532	Mastec Inc.*	6,077

DIVERSIFIED CONSUMER SERVICES—2.8%
194,990	Bright Horizons Family Solutions Inc.*	7,952
180,180	LifeLock Inc.*	2,829
151,630	Sotheby’s	6,377

		17,158

DIVERSIFIED TELECOMMUNICATION SERVICES—1.0%
184,630	Cogent Communications Group Inc.	6,364

ELECTRICAL EQUIPMENT—2.0%
119,070	Generac Holdings Inc.	7,011
67,738	Power Solutions International Inc.*	5,605

		12,616

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.7%
184,330	InvenSense Inc.*	3,969
51,980	Rogers Corp.*	3,120
159,220	Sanmina Corp.*	3,224

		10,313

ENERGY EQUIPMENT & SERVICES—2.9%
91,270	Oil States International Inc.*	8,866
277,470	Superior Energy Services Inc.	9,134

		18,000

24

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
FOOD PRODUCTS—1.4%
270,700	B&G Foods Inc.	$8,879

HEALTH CARE EQUIPMENT & SUPPLIES—6.6%
101,560	ArthroCare Corp.*	4,929
138,520	Cyberonics Inc.*	8,195
420,638	Masimo Corp.*	11,256
141,494	STERIS Corp.	6,799
356,566	Wright Medical Group Inc.*	9,752

		40,931

HEALTH CARE PROVIDERS & SERVICES—5.4%
228,005	ExamWorks Group Inc.*	8,391
75,714	MWI Veterinary Supply Inc.*	11,860
273,028	Team Health Holdings Inc.*	13,236

		33,487

HOTELS, RESTAURANTS & LEISURE—1.7%
237,710	Del Frisco’s Restaurant Group Inc.*	6,183
70,640	Extended Stay America Inc.	1,522
241,940	Penn National Gaming Inc.*	2,700

		10,405

HOUSEHOLD DURABLES—1.1%
876,640	Standard Pacific Corp.*	7,004

INSURANCE—1.5%
545,200	CNO Financial Group Inc.	9,405

INTERNET & CATALOG RETAIL—2.0%
148,880	HomeAway Inc.*	4,856
187,370	Shutterfly Inc.*	7,669

		12,525

INTERNET SOFTWARE & SERVICES—1.8%
53,290	Cornerstone OnDemand Inc.*	1,959
55,407	CoStar Group Inc.*	8,914

		10,873

IT SERVICES—2.0%
384,684	InterXion Holding NV (NET)*	9,944
28,130	WEX Inc.*	2,700

		12,644

LIFE SCIENCES TOOLS & SERVICES—2.6%
408,159	ICON plc (IE)*	15,824

MARINE—0.8%
216,767	Matson Inc.	5,135

MEDIA—1.9%
485,781	Cumulus Media Inc.*	3,114
156,290	Madison Square Garden Co.*	8,533

		11,647

OIL, GAS & CONSUMABLE FUELS—4.5%
258,435	Navigator Holdings Ltd. (UK)*	6,900
252,720	Tesoro Corp.	14,225
153,970	Western Refining Inc.	6,698

		27,823

PAPER & FOREST PRODUCTS—2.1%
491,912	KapStone Paper and Packaging Corp.*	12,977

PROFESSIONAL SERVICES—4.0%
163,688	Corporate Executive Board Co.	11,298
185,579	Huron Consulting Group Inc.*	13,213

		24,511

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
319,555	Alexander & Baldwin Inc.	11,923

ROAD & RAIL—1.1%
170,030	Arcbest Corp.	6,703

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.4%
155,630	Canadian Solar Inc. (CAN)*	4,221
169,560	Cavium Inc.*	7,184
224,650	Fairchild Semiconductor International Inc.*	2,860
366,290	Spansion Inc.*	6,531

		20,796

SOFTWARE—5.3%
529,136	Cadence Design Systems Inc.*	8,233
399,700	Fortinet Inc.*	8,785
137,252	Guidewire Software Inc.*	5,183
244,470	Qlik Technologies Inc.*	5,374
41,769	Ultimate Software Group Inc.*	4,997

		32,572

SPECIALTY RETAIL—3.8%
110,609	Five Below Inc.*	4,458
118,430	Lithia Motors Inc.	8,797
158,610	Restoration Hardware Holdings Inc.*	9,896

		23,151

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
110,820	Electronics For Imaging Inc.*	4,188

TEXTILES, APPAREL & LUXURY GOODS—1.9%
303,267	Crocs Inc.*	4,589
194,246	Steven Madden Ltd.*	6,917

		11,506

TRADING COMPANIES & DISTRIBUTORS—3.6%
115,469	Rush Enterprises Inc.*	3,707
182,295	Watsco Inc.	18,760

		22,467

TOTAL COMMON STOCKS (Cost $485,590)		605,945

SHORT-TERM INVESTMENTS—1.3%
(Cost $7,733)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$7,733	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $7,890)	7,733

TOTAL INVESTMENTS—99.4% (Cost $493,323)		613,678

CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		3,737

TOTAL NET ASSETS—100.0%		$617,415

25

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $7,733 are classified as Level 2. All other holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

CAN	Canada

IE	Ireland

NET	Netherlands

UK	United Kingdom

The accompanying notes are an integral part of the Financial Statements.

26

Harbor Small Cap Growth Opportunities Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Elk Creek Partners, LLC

44 Cook Street Suite 705 Denver, CO 80206

PORTFOLIO MANAGERS

Cam Philpott, CFA

Since 2014

Lance Marx, CFA

Since 2014

David Hand, CFA

Since 2014

Hiren Patel, Ph.D.

Since 2014

Sean McGinnis, CFA

Since 2014

Elk Creek has subadvised the Fund since its inception in 2014.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS:

Small cap stocks with above average growth potential

Cam Philpott

Lance Marx

David Hand

Hiren Patel

Sean McGinnis

Management’s Discussion of Fund Performance

MARKET REVIEW

Harbor Small Cap Growth Opportunities Fund commenced operations on February 1, 2014. The portfolio management team is composed of five senior investment professionals. Members of this group have worked together for more than 10 years, managing portfolios of small cap growth stocks. Our investment process is bottom-up, and stock selection is typically the most important factor influencing performance.

The Fund’s diversified portfolio is normally composed of 80 to 100 stocks, representing companies that the team believes are reasonably valued, with above-average growth potential. When a stock is added to the Fund, it usually enters at a level of 0.50% to 0.75% of the portfolio’s total value. Following superior execution, a stock can earn its way into the top half of the portfolio, which consists of 30 to 35 names. The resulting two-tiered portfolio structure is an additional risk control, which we believe to be beneficial in this asset class. Markets where stock selection and fundamental differentiation are rewarded are generally environments where we feel we can add the most value. Highly correlated markets, where performance is being driven more by macro factors than by individual company fundamentals, typically are more challenging for us.

After a very strong calendar 2013 for U.S. equity markets, many investors expected a correction at the beginning of 2014, but the broader indices did not decline significantly. Corporate earnings were generally solid and helped boost returns in February. Equity prices were mixed in March as small-company stocks retreated while shares of larger companies posted modest gains. Equities declined in April with small caps correcting more sharply than other asset classes.

With this as a backdrop, the Russell 2000® Growth Index had a total return of -3.00% for the three months ended April 30, 2014. Index performance was mixed across sectors. The most pronounced areas of strength were the Energy and Utilities sectors. The weakest sectors were Health Care, Telecommunication Services, and Information Technology, as some of the momentum-driven stocks that had performed well in prior periods gave back some of their gains. Large-company stocks, as represented by the Russell 1000® Index, outperformed small-company shares, as represented by the Russell 2000® Index. Within small cap equities, value outperformed growth, as represented by the Russell 2000® Growth and Russell 2000® Value indices.

PERFORMANCE

Our small cap growth strategy posted solid absolute gains and outperformed the benchmark index for the three months from the Fund’s inception on February 1 through April 30, 2014. The Fund returned 2.20% (Institutional Class) and 2.10% (Administrative and Investor Classes), versus the Russell 2000® Growth Index return of -3.00%. Much of our outperformance relative to the index came from stock selection in the Health Care and Industrials sectors.

27

Harbor Small Cap Growth Opportunities Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

TOP TEN HOLDINGS (% of net assets)
Synchronoss Technologies Inc.	2.4%
Korn/Ferry International	2.0%
On Assignment Inc.	1.9%
Shutterfly Inc.	1.8%
Aruba Networks Inc.	1.7%
InterMune Inc.	1.7%
Trimas Corp.	1.7%
OSI Systems Inc.	1.6%
WebMD Health Corp.	1.6%
Circor International Inc.	1.5%

Two of the more noteworthy stocks that contributed to Fund performance were InterMune and Goodrich Petroleum. InterMune, a biotechnology company focused on pulmonary diseases, was the strongest-performing stock in the Fund. The company’s drug pirfenidone, treating idiopathic pulmonary fibrosis, is currently available in 11 European countries, which we see as a promising source of revenue growth. However, the primary event for the stock, in our view, was the announcement of favorable results from an important U.S. clinical trial for the drug. We maintain a position in the stock although we trimmed our exposure into its dramatic share-price appreciation.

Shares of Goodrich Petroleum, an exploration and production company, rose after it released favorable well results from the Tuscaloosa Marine Shale. The Tuscaloosa Marine Shale is a new opportunity for Goodrich, which also has operations in two established geographies, the Eagle Ford Shale and the Haynesville Shale. We believe that favorable results from further exploration in the Tuscaloosa Marine Shale could support additional appreciation in these shares.

The Financials and Consumer Discretionary sectors were the largest drags on Fund returns. Two of the more noteworthy stocks detracting from performance were Medicines Co. and DigitalGlobe. Shares of Medicines, a biotechnology company, came under pressure as one of its drug candidates, cangrelor, failed to gain a favorable recommendation from a panel of the U.S. Food and Drug Administration. We continue to own the stock as we believe that the company’s breadth of late-stage drug candidates is compelling.

DigitalGlobe is a leading satellite imaging and information company. Its shares lost ground after the company provided a relatively disappointing initial outlook for calendar 2014. We believe that DigitalGlobe has significant commercial opportunities associated with its imaging content and that these opportunities are not fully reflected in its stock price. We continue to own shares in this company.

OUTLOOK AND STRATEGY

We are constructive about the growth opportunities we see in the portfolio. We believe that equity returns from current levels could be more dependent on earnings growth than on further multiple expansion in 2014. Our view is that interest rates are ultimately likely to rise, most likely beginning in 2015. We believe that the perception of rising interest rates, even if they don’t begin to move higher until 2015, could make continued multiple expansion less likely, which reinforces the importance of earnings growth to share-price gains.

Exposure to earnings growth and fundamental business plan execution are two factors we believe we can control through stock selection in the portfolio. Our longstanding investment process is designed to identify companies with attractive growth opportunities and an ability to execute on their stated business plan, based upon company-specific analysis rather than a top-down or macro perspective. While the severe winter weather is likely to cast a shadow across some earnings reports, we are optimistic about the prospects of the portfolio holdings.

This report contains the current opinions of Elk Creek Partners, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

28

Harbor Small Cap Growth Opportunities Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2037

Cusip	411512668

Ticker	HASOX

Inception Date	02/01/2014

Net Expense Ratio	0.90%[a,b]

Total Net Assets (000s)	$16,375

ADMINISTRATIVE CLASS

Fund #	2237

Cusip	411512650

Ticker	HRSOX

Inception Date	02/01/2014

Net Expense Ratio	1.15%[a,b]

Total Net Assets (000s)	$291

INVESTOR CLASS

Fund #	2437

Cusip	411512643

Ticker	HISOX

Inception Date	02/01/2014

Net Expense Ratio	1.27%[a,b]

Total Net Assets (000s)	$734

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2015.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$1,382		$2,015

Price/Earning Ratio (P/E)	33.4x		30.5x

Price/Book Ratio (P/B)	3.5x		4.5x

Beta vs. Russell 2000® Growth	0.96		1.00

Portfolio Turnover (3-Month Period Ended 04/30/2014)	18%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

29

Harbor Small Cap Growth Opportunities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 02/01/2014 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Small Cap Growth Opportunities Fund
Institutional Class	N/A	N/A	N/A	2.20%	02/01/2014	$51,097
Comparative Index
Russell 2000® Growth	N/A	N/A	N/A	-3.00%	—	$48,500

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 02/01/2014 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Small Cap Growth Opportunities Fund
Administrative Class	N/A	N/A	N/A	2.10%	02/01/2014	$10,210
Investor Class	N/A	N/A	N/A	2.10%	02/01/2014	$10,210
Comparative Index
Russell 2000® Growth	N/A	N/A	N/A	-3.00%	—	$9,700

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.55% (Gross) (Institutional Class); 1.15% (Net) and 1.80% (Gross) (Administrative Class); and 1.27% (Net) and 1.92% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2015. The expense ratios shown in the prospectus are based on estimated amounts for the current fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Unannualized.

30

Harbor Small Cap Growth Opportunities Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.9%)

COMMON STOCKS—98.1%

Shares		Value (000s)
AEROSPACE & DEFENSE—1.2%
6,929	DigitalGlobe Inc.*	$206

AIR FREIGHT & LOGISTICS—1.6%
2,705	Park-Ohio Holdings Corp.*	158
4,226	XPO Logistics Inc.*	115

		273

BANKS—0.7%
2,057	First Financial Holdings Inc.	118

BIOTECHNOLOGY—2.7%
24,310	Ariad Pharmaceuticals Inc.*	177
9,326	InterMune Inc.*	299

		476

BUILDING PRODUCTS—1.1%
3,562	American Woodmark Corp.*	107
1,084	Nortek Inc.*	89

		196

CAPITAL MARKETS—0.8%
8,752	Marcus & Millichap Inc.*	145

COMMERCIAL SERVICES & SUPPLIES—2.0%
17,281	InnerWorkings Inc.*	124
5,062	Mobile Mini Inc.	224

		348

COMMUNICATIONS EQUIPMENT—4.9%
15,016	Aruba Networks Inc.*	297
7,671	Finisar Corp.*	200
15,449	Ixia*	192
16,846	Procera Networks Inc.*	156

		845

CONSTRUCTION MATERIALS—0.8%
2,583	Caesarstone Sdot-Yam Ltd. (IL)	135

CONSUMER FINANCE—1.1%
4,440	Encore Capital Group Inc.*	192

DIVERSIFIED CONSUMER SERVICES—0.7%
5,524	K12 Inc.*	131

DIVERSIFIED TELECOMMUNICATION SERVICES—0.7%
17,618	Iridium Communications Inc.*	117

ELECTRICAL EQUIPMENT—1.0%
2,099	Power Solutions International Inc.*	174

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.3%
5,667	InvenSense Inc.*	122
4,896	OSI Systems Inc.*	273

		395

FOOD PRODUCTS—0.9%
10,793	Boulder Brands Inc.*	159

HEALTH CARE EQUIPMENT & SUPPLIES—6.8%
19,217	Accuray Inc.*	161
22,503	Cerus Corp.*	98
1,471	Cyberonics Inc.*	87
8,792	Cynosure Inc.*	216
11,294	Endologix Inc.*	143
3,529	Natus Medical Inc.*	88
2,496	STERIS Corp.	120
4,280	Thoratec Corp.*	140
10,236	Veracyte Inc.*	131

		1,184

31

Harbor Small Cap Growth Opportunities Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HEALTH CARE PROVIDERS & SERVICES—3.2%
8,269	AMN Healthcare Services Inc.*	$103
9,146	Capital Senior Living Corp.*	226
6,117	ExamWorks Group Inc.*	225

		554

HEALTH CARE TECHNOLOGY—2.5%
8,431	Allscripts Healthcare Solutions Inc.*	128
6,820	HMS Holdings Corp.*	110
51,893	Merge Healthcare Inc.*	118
5,316	Quality Systems Inc.	79

		435

HOTELS, RESTAURANTS & LEISURE—5.6%
1,262	Churchill Downs Inc.	111
3,962	Del Frisco’s Restaurant Group Inc.*	103
5,093	Multimedia Games Holding Co. Inc.*	149
13,527	Orient-Express Hotels Ltd. (BM)*	177
2,279	Popeyes Louisiana Kitchen Inc.*	87
2,402	Red Robin Gourmet Burgers Inc.*	163
2,688	Vail Resorts Inc.	186

		976

INSURANCE—3.1%
5,564	Amtrust Financial Services Inc.	215
3,124	Argo Group International Holdings Ltd. (BM)	139
4,285	eHealth Inc.*	179

		533

INTERNET & CATALOG RETAIL—3.1%
7,146	RetailMeNot Inc.*	213
7,830	Shutterfly Inc.*	320

		533

INTERNET SOFTWARE & SERVICES—7.6%
9,368	Angie’s List Inc.*	106
5,216	Dealertrack Technologies Inc.*	238
16,001	Gogo Inc.*	216
5,134	LogMeIn Inc.*	233
9,285	Perficient Inc.*	170
5,084	Textura Corp.*	91
6,268	WebMD Health Corp.*	276

		1,330

IT SERVICES—4.6%
6,421	ExlService Holdings Inc.*	182
5,566	Heartland Payment Systems Inc.	228
6,790	InterXion Holding NV (NET)*	175
11,877	WNS Holdings Ltd. ADR (IND)*[1]	221

		806

LIFE SCIENCES TOOLS & SERVICES—0.5%
4,142	Luminex Corp.*	80

MACHINERY—5.8%
3,228	ARC Group Worldwide Inc.*	134
4,202	Barnes Group Inc.	162
3,306	Circor International Inc.	268
15,529	Mueller Water Products Inc.	141
8,332	Trimas Corp.*	299

		1,004

METALS & MINING—0.7%
2,764	US Silica Holdings Inc.	125

MULTILINE RETAIL—1.3%
16,383	Tuesday Morning Corp.*	229

OIL, GAS & CONSUMABLE FUELS—4.0%
4,127	Bonanza Creek Energy Inc.*	201
7,179	Goodrich Petroleum Corp.*	180
10,041	Kodiak Oil & Gas Corp. (CAN)*	128
2,998	PDC Energy Inc.*	191

		700

PHARMACEUTICALS—2.5%
11,329	Auxilium Pharmaceuticals Inc.*	255
6,561	Medicines Co.*	175

		430

PROFESSIONAL SERVICES—7.2%
2,544	Corporate Executive Board Co.	176
11,837	Korn/Ferry International*	344
9,757	On Assignment Inc.*	341
6,420	TrueBlue Inc.*	172
5,214	WageWorks Inc.*	221

		1,254

ROAD & RAIL—2.2%
14,797	Quality Distribution Inc.*	186
7,703	Roadrunner Transportation Systems Inc.*	190

		376

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
10,020	Microsemi Corp.*	236

SOFTWARE—6.4%
5,412	Fleetmatics Group plc (IE)*	162
5,542	Gigamon Inc.*	87
8,034	Infoblox Inc.*	158
6,221	Qlik Technologies Inc.*	137
13,694	Synchronoss Technologies Inc.*	417
12,540	TiVo Inc.*	149

		1,110

SPECIALTY RETAIL—2.8%
8,037	Francesca’s Holdings Corp.*	131
2,098	Lithia Motors Inc.	156
8,557	PEP Boys-Manny Moe & Jack*	87
6,334	Select Comfort Corp.*	117

		491

TEXTILES, APPAREL & LUXURY GOODS—2.0%
5,264	Movado Group Inc.	207
6,859	Tumi Holdings Inc.*	140

		347

THRIFTS & MORTGAGE FINANCE—0.5%
4,916	Essent Group Ltd. (BM)*	93

TRADING COMPANIES & DISTRIBUTORS—1.9%
5,946	H&E Equipment Services Inc.*	229
8,307	Houston Wire & Cable Co.	104

		333

TOTAL COMMON STOCKS (Cost $17,238)		17,069

32

Harbor Small Cap Growth Opportunities Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—2.1%
(Cost $368)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$368	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S.Treasury Notes (market value $377)	$368

TOTAL INVESTMENTS—100.2% (Cost $17,606)		17,437

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(37)

TOTAL NET ASSETS—100.0%		$17,400

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $368 are classified as Level 2. All other holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at February 1, 2014 or April 30, 2014 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda

CAN	Canada

IE	Ireland

IL	Israel

IND	India

NET	Netherlands

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard

Suite 1700 Los Angeles, CA 90025

PORTFOLIO MANAGER

Howard Gleicher, CFA

Since 2012

Aristotle has subadvised the Fund since 2012.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Howard Gleicher

Management’s Discussion of Fund Performance

MARKET REVIEW

The six months ended April 30, 2014, was an unusual time frame in a variety of ways. Looking at the last six months as two distinct three-month periods, those two periods could hardly have been more different.

The first few months wound down what was generally a momentum-driven market. Every economic sector was up strongly and correlations among sectors, industries, and stocks were very strong. This is typically not a market environment that provides much tailwind for an investment process like ours, based on bottom-up fundamental analysis.

Conversely, in the last three months of the period the market turned toward what we would call a more normal environment, where fundamental business progress was rewarded by investors and correlations among sectors lessened. Looking at the Russell 1000® Value Index for example, the Utilities sector advanced 9.7% in first calendar quarter of 2014 while the Consumer Discretionary sector fell 2.0%, which we believe is strong evidence that momentum-driven investing had loosened its grip on the market. This change brought an environment where superior business valuation was rewarded and provided the above-mentioned tailwind.

PERFORMANCE

Harbor Large Cap Value Fund returned 8.68% (Institutional Class), 8.46% (Administrative Class), and 8.48% (Investor Class) for the six months ended April 30, 2014, compared with the 9.61% return of its benchmark, the Russell 1000® Value Index. Stock selection in the Energy and Industrials sectors added value relative to the index, while positions in the Consumer Staples and Utilities sectors detracted from relative performance.

In Energy, Halliburton and Phillips 66 both continued to perform well. We believe that Halliburton is uniquely positioned in the North American oil services segment, which is expanding rapidly as the success of non-traditional drilling techniques is demonstrated. Phillips 66, which had seen oil-refining margin pressure due to the increased burden of ethanol requirements, benefited from what has been at least a temporary reversal of those requirements.

In the Industrials sector, both General Dynamics and Deere performed well. General Dynamics is seeing results from improvements within its Gulfstream unit as well as from increased attention paid to its defense-related businesses. Shares of Deere responded favorably as year-over-year earnings increased by 10%. The company reported progress in worldwide sales of construction and forestry equipment as well as in turf and utility equipment. We believe Deere is well positioned to expand its distribution into global markets and should benefit from continued improvement in the global agricultural cycle.

From a sector allocation standpoint, portfolio positioning in the Consumer Staples and Utilities sectors weighed on relative results. We were significantly overweight the benchmark in Consumer Staples (14.0% versus 5.9%) and underweight in Utilities (1.9% versus 6.0%). In the past six months, the Utilities sector led the performance pack while Consumer Staples stocks lagged.

On a stock-specific basis, several of our Consumer Staples holdings—General Mills, Hershey, Diageo, and Coty, all consumer products businesses—underperformed. While we

34

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Phillips 66	3.5%
Halliburton Co.	3.0%
Time Warner Inc.	3.0%
Home Depot Inc.	2.9%
TE Connectivity Ltd.	2.9%
Walgreen Co.	2.9%
Lennar Corp.	2.8%
Banco Santander SA ADR	2.7%
Unilever NV	2.7%
Dow Chemical Co.	2.6%

recognize the short-term vagaries of the market, the long-term nature of our analysis does not change. The catalysts we have identified remain intact in each of these companies and we are optimistic about their futures.

OUTLOOK AND STRATEGY

Our investment decisions come from individual-company analysis, much more so than from top-down or macroeconomic thinking. However, we incorporate other factors into our analysis of what businesses may look like three to five years ahead. Among the domestic trends we have been discussing in investment meetings is the aging of U.S. commercial fixed assets, including factories, office buildings, industrial equipment, communications infrastructure, power plants and transmission equipment, computers, and other information technology equipment. Despite rising corporate earnings and interest rates near historic lows, thus far we have seen plans for new capital investment in only a few selected industries such as energy and chemicals. Meanwhile, our power grid and natural gas pipelines are aging and even some health care related facilities are falling into disrepair. Public assets such as airports, roads, bridges, harbors, and parks are following a similar trend. While we do not wish to fall into a trap of wishful thinking, we do believe that at some point, perhaps in the not-too-distant future, capital investments could accelerate. We continue to carefully monitor this trend.

Additionally, our global perspective has typically led to a few investments in companies outside the U.S. Although our direct investment in emerging markets has been relatively low, we believe the portfolio’s indirect exposure to emerging economies is meaningful. Cyclical, political, and other short-term or transitory factors aside, we have great confidence that many emerging economies will continue to develop, and those businesses with conservative exposure to them could benefit meaningfully. Thus, we will continue to evaluate such companies throughout the world.

This report contains the current opinions of Aristotle Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

35

Harbor Large Cap Value Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.68%[a,b]

Total Net Assets (000s)	$198,354

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.93%[a,b]

Total Net Assets (000s)	$18,565

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.05%[a,b]

Total Net Assets (000s)	$15,242

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2015.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$68,725		$115,182

Price/Earning Ratio (P/E)	18.9x		18.2x

Price/Book Ratio (P/B)	2.9x		2.0x

Beta vs. Russell 1000® Value	0.96		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2014)	8%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

36

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Large Cap Value Fund
Institutional Class	8.68%	19.89%	17.50%	7.32%	12/29/1987	$101,365
Comparative Index
Russell 1000® Value	9.61%	20.90%	19.52%	7.95%	—	$107,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Large Cap Value Fund
Administrative Class	8.46%	19.63%	17.18%	7.05%	11/01/2002	$19,765
Investor Class	8.48%	19.57%	17.08%	6.91%	11/01/2002	$19,506
Comparative Index
Russell 1000® Value	9.61%	20.90%	19.52%	7.95%	—	$21,494

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.71% (Gross) (Institutional Class); 0.93% (Net) and 0.96% (Gross) (Administrative Class); and 1.05% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

37

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.8%)

COMMON STOCKS—95.2%

Shares		Value (000s)
AEROSPACE & DEFENSE—2.3%
48,000	General Dynamics Corp.	$5,254

BANKS—16.3%
634,835	Banco Santander SA ADR (SP)[1]	6,323
396,000	Bank of America Corp.	5,995
93,700	First Republic Bank	4,756
105,000	JP Morgan Chase & Co.	5,878
39,900	M&T Bank Corp.	4,868
850,000	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	4,548
142,100	SunTrust Bank Inc.	5,437

		37,805

BEVERAGES—2.6%
48,800	Diageo plc ADR (UK)[1]	5,992

CHEMICALS—5.1%
122,600	Dow Chemical Co.	6,118
54,900	Ecolab Inc.	5,744

		11,862

CONSTRUCTION MATERIALS—1.5%
28,239	Martin Marietta Materials Inc.	3,511

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.9%
115,600	TE Connectivity Ltd. (SWS)	$6,818

ENERGY EQUIPMENT & SERVICES—3.0%
111,100	Halliburton Co.	7,007

FOOD & STAPLES RETAILING—2.9%
100,000	Walgreen Co.	6,790

FOOD PRODUCTS—6.4%
88,400	General Mills Inc.	4,687
41,200	Hershey Co.	3,965
145,000	Unilever NV (NET)	6,209

		14,861

HEALTH CARE EQUIPMENT & SUPPLIES—4.3%
71,000	Covidien plc	5,059
83,200	Medtronic Inc.	4,894

		9,953

HOUSEHOLD DURABLES—2.8%
168,000	Lennar Corp.	6,483

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.0%
325,000	AES Corp.	4,696

INDUSTRIAL CONGLOMERATES—2.5%
216,100	General Electric Co.	5,811

INSURANCE—1.3%
120,500	Progressive Corp.	2,922

INTERNET SOFTWARE & SERVICES—2.6%
118,000	eBay Inc.*	6,116

MACHINERY—6.6%
52,500	Deere & Co.	4,900
62,836	Illinois Tool Works Inc.	5,356
91,000	Oshkosh Corp.	5,051

		15,307

MEDIA—3.0%
105,300	Time Warner Inc.	6,998

OIL, GAS & CONSUMABLE FUELS—8.1%
58,300	Hess Corp.	5,198
97,200	Phillips 66	8,089
29,000	Pioneer Natural Resources Co.	5,605

		18,892

PERSONAL PRODUCTS—1.9%
277,000	Coty Inc.	4,446

PHARMACEUTICALS—2.5%
109,000	AbbVie Inc.	5,677

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%
114,400	Texas Instruments Inc.	5,199

SOFTWARE—7.2%
95,000	Adobe Systems Inc.*	5,860
139,000	Microsoft Corp.	5,616
130,000	Oracle Corp.	5,314

		16,790

SPECIALTY RETAIL—2.9%
84,500	Home Depot Inc.	6,719

38

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.2%
193,100	EMC Corp.	$4,982

TOTAL COMMON STOCKS (Cost $155,357)		220,891

SHORT-TERM INVESTMENTS—4.7%
(Cost $10,997)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$10,997	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $11,220)	$10,997

TOTAL INVESTMENTS—99.9% (Cost $166,354)		231,888

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		273

TOTAL NET ASSETS—100.0%		$232,161

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $10,997 are classified as Level 2. All other holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014.

Of the Level 1 investments presented above, holding in the Banks category valued at $6,323 was categorized in Level 2 at October 31, 2013. Transfers from Level 2 to Level 1 were the result of exchange traded products where quoted prices from an active market were not available (Level 2), and have become available (Level 1).

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

JP	Japan

NET	Netherlands

SP	Spain

SWS	Switzerland

UK	United Kingdom

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Drive Suite 4600 Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA Since 2006

LSV has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equities posted positive returns for the six months ended April 30, 2014, as the S&P 500 Index advanced 8.36%. Stocks of small and mid-sized companies lagged, after outperforming in the previous 12 months. The Russell Midcap® Index finished up 7.76% while the Russell 2000® Index of smaller companies was up just 3.08%. Value stocks were in favor; the Russell Midcap® Value Index advanced 9.69% compared to 6.04% for the Russell Midcap® Growth Index.

Equity markets advanced despite mixed economic data and the start of the Federal Reserve’s program to scale back its quantitative easing. While the central bank began to taper its bond purchases, new Federal Reserve Chair Janet Yellen indicated that interest rates are likely to remain low for some time, which was well received by investors. On the economic front, housing data were mixed, unemployment remained stubbornly high, and fourth quarter GDP growth was revised downward. Some of this weakness was attributed to unusually severe winter weather. However, companies generally reported strong earnings, and consumer confidence continued to rise. In addition, Congress agreed to raise the debt ceiling until 2015, which removed some uncertainty regarding the possibility of a government shutdown in the near term.

With the exception of Information Technology, Telecommunication Services, and Consumer Discretionary, there was little dispersion in sector returns in the Russell Midcap® Value Index over the past six months. Technology and Telecom stocks were up 15% while Consumer Discretionary stocks were up just 4%. All other sector returns ranged from 7% to 12%. Early in the fiscal period, deeper-value stocks, based on price/cash flow and price/earnings ratios, did well as higher-yielding and defensive shares lagged. This pattern reversed in calendar 2014, however, as higher-yielding and lower-volatility stocks regained favor, with Utilities, Consumer Staples, and real estate investment trusts, or REITs, leading the market.

PERFORMANCE

Harbor Mid Cap Value Fund returned 11.27% (Institutional Class), 11.14% (Administrative Class), and 11.09% (Investor Class) for the six months ended April 30, 2014, outpacing the 9.69% return of the Russell Midcap® Value Index. Value stocks outperformed their growth counterparts, particularly late in the period. The strong performance of the benchmark was generally led by the more defensive stocks in the mid cap value universe, but deeper-value stocks that we tend to favor also did well.

The Fund’s outperformance relative to the benchmark was driven by strong stock selection in multiple sectors including Energy, Health Care, and Utilities. Our sector allocations also added value but to a much lesser extent. Our above-index weighting in Information Technology stocks had a positive impact on results as Technology was the top-performing sector. Top individual performers in the Fund included Energy stocks Helmerich & Payne, Valero Energy, Marathon Petroleum, and Western Refining; Trinity

40

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Whirlpool Corp.	1.6%
Helmerich & Payne Inc.	1.4%
Public Service Enterprise Group Inc.	1.4%
AGCO Corp.	1.3%
Edison International	1.3%
Entergy Corp.	1.3%
Kohl’s Corp.	1.3%
Ameriprise Financial Inc.	1.2%
Regions Financial Corp.	1.2%
Xerox Corp.	1.2%

Industries in the Industrials sector; Consumer Staples holding Tyson Foods; and Kindred Healthcare. Detractors included Gamestop, AGCO, and Rock-Tenn. Our lack of exposure to Micron Technology, Alcoa, Delta Airlines, and Forest Laboratories, all of which were strong contributors to index performance, also detracted from relative returns.

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that controls for risk while maximizing expected return. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are a residual of our bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. Relative to the benchmark, the Fund as of April 30, 2014, was overweight the Materials, Consumer Staples, and Energy sectors while underweight Health Care, Utilities, and REITs.

The most significant changes in relative sector weights over the latest six months were an increase to Materials and Industrials and a decrease to Financials and Health Care. In the Materials sector we purchased Ashland and Celanese and added to Cabot, CF Industries, Domtar, Huntsman, Owens-Illinois, and Rock-Tenn. In the Industrials sector we initiated positions in AECOM Technology, Brinks, JetBlue Airways, and Oshkosh, and added to our holdings in R.R. Donnelley, Exelis, Engility, Pitney Bowes, Trinity Industries, and AGCO. During the fiscal first half we sold St. Jude Medical and trimmed Cardinal Health as both stocks did well and had become relatively expensive.

We believe that by historical standards U.S. stocks are neither cheap nor expensive at current levels. The Fund continues to trade at a significant discount to its benchmark. As of April 30, the Fund traded at 12.5x forward earnings compared to 16.7x for the Russell Midcap® Value Index, 1.7x book value compared to 1.8x for the index, and 7.8x cash flow compared to 10.5x for the index.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Mid Cap Value Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.87%[a]

Total Net Assets (000s)	$111,414

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.12%[a]

Total Net Assets (000s)	$8,568

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.24%[a]

Total Net Assets (000s)	$57,173

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$9,898		$11,270

Price/Earning Ratio (P/E)	15.5x		22.2x

Price/Book Ratio (P/B)	1.9x		2.0x

Beta vs. Russell Midcap® Value	1.17		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2014)	3%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

42

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Mid Cap Value Fund
Institutional Class	11.27%	29.47%	23.64%	9.89%	03/01/2002	$128,367
Comparative Index
Russell Midcap® Value	9.69%	22.10%	22.61%	10.77%	—	$138,994

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Mid Cap Value Fund
Administrative Class	11.14%	29.16%	23.33%	9.65%	11/01/2002	$25,133
Investor Class	11.09%	29.01%	23.20%	9.52%	11/01/2002	$24,823
Comparative Index
Russell Midcap® Value	9.69%	22.10%	22.61%	10.77%	—	$27,799

As stated in the Fund’s current prospectus, the expense ratios were 0.93% (Institutional Class); 1.18% (Administrative Class); and 1.30% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

43

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.2%)

COMMON STOCKS—98.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.1%
11,300	Engility Holdings Inc.*	$493
63,200	Exelis Inc.	1,172
12,100	L-3 Communications Holdings Inc.	1,396
11,400	Northrop Grumman Corp.	1,385
11,800	Raytheon Co.	1,127

		5,573

AIR FREIGHT & LOGISTICS—0.3%
16,000	Atlas Air Worldwide Holdings Inc.*	560

AIRLINES—0.6%
127,900	JetBlue Airways Corp.*	1,011

AUTO COMPONENTS—3.4%
12,800	Autoliv Inc.	1,305
66,700	Goodyear Tire & Rubber Co.	1,681
22,400	Lear Corp.	1,861
14,800	TRW Automotive Holdings Corp.*	1,189

		6,036

BANKS—4.8%
33,500	Banco Latinoamericano de Comercio Exterior SA (PA)	862
99,200	Fifth Third Bancorp.	2,044
106,000	Huntington Bancshares Inc.	971
151,800	KeyCorp.	2,071
4,800	PNC Financial Services Group Inc.	403
216,100	Regions Financial Corp.	2,191

		8,542

BIOTECHNOLOGY—0.9%
9,900	Myriad Genetics Inc.*	418
11,700	United Therapeutics Corp.*	1,170

		1,588

CAPITAL MARKETS—1.7%
19,400	Ameriprise Financial Inc.	2,166
13,400	State Street Corp.	865

		3,031

CHEMICALS—4.1%
11,200	Ashland Inc.	1,082
20,800	Cabot Corp.	1,202
16,900	Celanese Corp.	1,038
4,700	CF Industries Holdings Inc.	1,153
80,800	Huntsman Corp.	2,024
28,300	Olin Corp.	795

		7,294

COMMERCIAL SERVICES & SUPPLIES—2.0%
54,800	Brink’s Co.	1,394
43,900	Pitney Bowes Inc.	1,176
51,800	R.R. Donnelley & Sons Co.	912

		3,482

COMMUNICATIONS EQUIPMENT—2.5%
183,700	Brocade Communications Systems Inc.*	1,710
20,700	Harris Corp.	1,522
34,900	Netgear Inc.*	1,127

		4,359

CONSTRUCTION & ENGINEERING—1.2%
22,500	AECOM Technology Corp.*	729
20,600	Tutor Perini Corp.*	610
16,300	URS Corp.	768

		2,107

44

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

CONSUMER FINANCE—1.6%
6,400	Capital One Financial Corp.	$473
15,000	Discover Financial Services	838
16,500	Nelnet Inc.	697
31,400	SLM Corp.	809

		2,817

CONTAINERS & PACKAGING—1.1%
18,900	Owens-Illinois Inc.*	601
14,600	Rock-Tenn Co.	1,396

		1,997

DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
43,200	Vonage Holdings Corp.*	166

ELECTRIC UTILITIES—4.0%
32,900	American Electric Power Co. Inc.	1,770
40,000	Edison International	2,262
31,000	Entergy Corp.	2,248
23,700	Portland General Electric Co.	793

		7,073

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
117,900	Flextronics International Ltd. (SGP)*	1,060
30,800	Ingram Micro Inc.*	830
20,500	TE Connectivity Ltd. (SWS)	1,209
11,900	Tech Data Corp.*	744
38,800	Vishay Intertechnology Inc.	552

		4,395

ENERGY EQUIPMENT & SERVICES—3.7%
26,000	Atwood Oceanics Inc.*	1,288
19,500	Ensco plc (UK)	984
23,200	Helmerich & Payne Inc.	2,521
136,300	Hercules Offshore Inc.*	609
29,700	Nabors Industries Ltd. (BM)	758
14,400	Superior Energy Services Inc.	474

		6,634

FOOD & STAPLES RETAILING—1.6%
32,500	Kroger Co.	1,496
16,000	Safeway Inc.	545
109,200	SUPERVALU Inc.*	764

		2,805

FOOD PRODUCTS—3.2%
28,500	Archer Daniels Midland Co.	1,246
9,700	Bunge Ltd. (BM)	773
14,900	Fresh Del Monte Produce Inc.	430
15,200	Ingredion Inc.	1,071
49,000	Tyson Foods Inc.	2,057

		5,577

HEALTH CARE EQUIPMENT & SUPPLIES—0.9%
9,000	Greatbatch Inc.*	414
12,700	Zimmer Holdings Inc.	1,230

		1,644

HEALTH CARE PROVIDERS & SERVICES—3.5%
22,400	Aetna Inc.	1,601
12,400	Cardinal Health Inc.	862
8,900	Chemed Corp.	741
8,100	CIGNA Corp.	648
11,900	Community Health Systems Inc.*	451
28,200	Kindred Healthcare Inc.	708
22,300	Quest Diagnostics Inc.	1,247

		6,258

HOTELS, RESTAURANTS & LEISURE—0.3%
12,000	Brinker International Inc.	$590

HOUSEHOLD DURABLES—1.6%
18,600	Whirlpool Corp.	2,853

HOUSEHOLD PRODUCTS—1.0%
16,000	Energizer Holdings Inc.	1,787

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.0%
118,100	AES Corp.	1,706

INSURANCE—10.0%
7,400	Aflac Inc.	464
7,100	Allied World Assurance Co. Holdings AG (SWS)	765
15,600	Allstate Corp.	888
25,100	American Equity Investment Life Holding Co.	585
16,600	American Financial Group Inc.	970
41,500	Amtrust Financial Services Inc.	1,605
14,700	Aspen Insurance Holdings Ltd. (BM)	673
11,400	Endurance Specialty Holdings Ltd. (BM)	579
12,400	Everest Re Group Ltd. (BM)	1,960
36,200	Hartford Financial Services Group Inc.	1,298
27,200	Horace Mann Educators Corp.	818
26,100	Lincoln National Corp.	1,266
12,900	PartnerRe Ltd. (BM)	1,360
13,400	Principal Financial Group	628
13,500	Protective Life Corp.	690
12,000	StanCorp Financial Group Inc.	733
18,128	Tower Group International Ltd. (BM)	45
35,200	Unum Group	1,169
33,900	Validus Holdings Ltd. (BM)	1,257

		17,753

IT SERVICES—2.7%
33,400	Amdocs Ltd.	1,554
2,628	Blackhawk Network Holdings Inc.*	61
34,100	Convergys Corp.	734
4,100	Leidos Holdings Inc.	153
2,342	Science Applications International Corp.	91
184,100	Xerox Corp.	2,226

		4,819

LEISURE PRODUCTS—0.7%
75,800	Smith & Wesson Holding Corp.*	1,163

MACHINERY—3.3%
42,500	AGCO Corp.	2,367
22,300	Briggs & Stratton Corp.	477
16,600	Oshkosh Corp.	921
9,000	Timken Co.	568
20,400	Trinity Industries Inc.	1,531

		5,864

MEDIA—0.8%
38,600	Gannett Inc.	1,049
48,300	Journal Communications Inc.*	387

		1,436

METALS & MINING—0.4%
9,200	Cliffs Natural Resources Inc.	163
6,400	Reliance Steel & Aluminum Co.	453

		616

MULTILINE RETAIL—2.9%
13,700	Dillard’s Inc.	1,342
42,400	Kohl’s Corp.	2,323
25,700	Macy’s Inc.	1,476

		5,141

45

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MULTI-UTILITIES—3.8%
21,000	Ameren Corp.	$868
55,900	Avista Corp.	1,797
59,200	Public Service Enterprise Group Inc.	2,425
29,800	Scana Corp.	1,600

		6,690

OIL, GAS & CONSUMABLE FUELS—5.7%
43,100	Energy XXI Bermuda Ltd. (BM)	1,031
19,500	Hess Corp.	1,739
13,400	Marathon Oil Corp.	484
15,300	Marathon Petroleum Corp.	1,422
22,100	Murphy Oil Corp.	1,402
18,300	Tesoro Corp.	1,030
31,600	Valero Energy plc	1,807
28,000	Western Refining Inc.	1,218

		10,133

PAPER & FOREST PRODUCTS—1.0%
19,000	Domtar Corp.	1,774

PERSONAL PRODUCTS—0.3%
8,300	Usana Health Sciences Inc.*	563

PHARMACEUTICALS—0.6%
13,200	Questcor Pharmaceuticals Inc.	1,085

REAL ESTATE INVESTMENT TRUSTS (REITs)—9.2%
99,300	Annaly Capital Management Inc.	1,147
136,300	Brandywine Realty Trust	1,983
66,400	CBL & Associates Properties Inc.	1,206
51,308	CommonWealth REIT	1,304
16,700	Digital Realty Trust Inc.	892
61,300	Excel Trust Inc.	774
50,600	Hospitality Properties Trust	1,521
158,701	Inland Real Estate Corp.	1,658
68,600	Lexington Realty Trust	738
113,100	MFA Financial Inc.	897
43,500	OMEGA Healthcare Investors Inc.	1,513
23,800	PennyMac Mortgage Investment Trust	558
85,200	Sunstone Hotel Investors Inc.	1,219
89,300	Two Harbors Investment Corp.	927

		16,337

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
126,500	Amkor Technology Inc.*	1,006
44,300	Marvell Technology Group Ltd. (BM)	703
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
69,300	Omnivision Technologies Inc.*	$1,353

		3,062

SOFTWARE—1.8%
50,000	CA Inc.	1,507
79,000	Symantec Corp.	1,602

		3,109

SPECIALTY RETAIL—0.9%
3,511	CST Brands Inc.	115
38,500	GameStop Corp.	1,528
20,500	RadioShack Corp.*	29

		1,672

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.1%
16,100	Lexmark International Inc.	692
25,600	Seagate Technology plc (IE)	1,346
19,200	Western Digital Corp.	1,692

		3,730

TOBACCO—0.2%
5,300	Universal Corp.	289

TOTAL COMMON STOCKS (Cost $139,630)		175,121

SHORT-TERM INVESTMENTS—1.9%
(Cost $3,353)

Principal Amount (000s)
REPURCHASE AGREEMENTS
$3,353	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $3,424)	3,353

TOTAL INVESTMENTS—100.7% (Cost $142,983)		178,474

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.7)%		(1,319)

TOTAL NET ASSETS—100.0%		$177,155

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $3,353 are classified as Level 2. All other holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda

IE	Ireland

PA	Panama

SGP	Singapore

SWS	Switzerland

UK	United Kingdom

The accompanying notes are an integral part of the Financial Statements.

46

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners

has subadvised the Fund since

its inception in 2001.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equity markets posted solid results for the six months ended April 30, 2014. Small cap value shares, as represented by the Russell 2000® Value Index, rose 4.97%. The U.S. economy continued to push forward, albeit at a modest pace. GDP growth for the fourth quarter of calendar 2013 came in at 2.6%, before falling to 0.1% for the first quarter of 2014. The weakening was blamed primarily on an unusually harsh winter, which interrupted activity within the economy from retail and home sales to industrial production. Unemployment declined from 6.7% to 6.3% over the six-month period. Inflation has remained below the Federal Reserve’s long-term target of 2% for some time, mostly recently at 1.5%, as reported in April.

Most notable was the Federal Reserve’s tapering of quantitative easing. After much anticipation, the central bank announced in December that it would reduce its monthly bond purchases by $10 billion, and made similar cuts in subsequent meetings. Equity investors responded positively as the taper has been modest and interest rates remained at low levels.

PERFORMANCE

Harbor Small Cap Value Fund returned 4.08% (Institutional Class), 3.90% (Administrative Class), and 3.84% (Investor Class) for the six months ended April 30, 2014. This compares with the 4.97% return of the broader small cap value market, as represented by Russell 2000® Value Index.

The Utilities sector was the best-performing sector for the index as investors continued to search for dividend yield given persistently low interest rates from the bond market. The Fund had a relative underweight to Utilities, which was a detractor from performance. Consistent with our bottom-up investment approach, stock selection drove absolute performance, particularly within Materials and Financials.

Materials holding AMCOL was the biggest contributor to absolute performance by the Fund. Its shares rose by more than 40% after it became the target of competing acquisition offers by Minerals Technologies and Imerys. Minerals Technologies emerged as the successful bidder and the acquisition subsequently closed in May. We sold our shares prior to the end of the fiscal first half.

Industrials holding GATX, a provider of leased rail cars in North America, reported strong earnings growth driven by high fleet utilization and an increase in lease prices due in part to robust demand for tank cars. In addition, the board of directors approved a 6% increase in the dividend and authorized a share repurchase program. The stock returned over 28% for the period.

Among the stocks that detracted from performance was WGL Holdings, a regulated utility company serving Washington, D.C., and parts of Maryland and Virginia. We believe the company enjoys a dominant position in a geographical area that is relatively immune to economic slowdowns. During the fiscal first half, the company reported earnings below expectations and lowered its guidance. The shortfall came from a small portion of its business, the retail electricity unit, and was attributed to higher costs imposed by a regional transmission organization. WGL has two-year fixed-price contracts with its customers and thus was unable to immediately pass on the costs. However, it intends to increase prices for new customers and renewals in this business, which we believe should

47

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Core Laboratories NV	3.5%
Hexcel Corp.	3.4%
Bristow Group Inc.	3.2%
EnerSys	3.0%
Snap-on Inc.	2.9%
GATX Corp.	2.6%
Valspar Corp.	2.5%
Mednax Inc.	2.4%
Protective Life Corp.	2.4%
Timken Co.	2.3%

reduce the impact of the higher fees. The stock returned -10% for the period, and our view is that the share price does not fully reflect the opportunity for margin recovery.

OUTLOOK AND STRATEGY

As of April 30, 2014, the Fund was overweight relative to the Russell 2000® Value Index in the Industrials, Energy, Health Care, Information Technology, Materials, and Telecommunication Services sectors. It was underweight in Financials, Utilities, Consumer Staples, and Consumer Discretionary stocks. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings-growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

48

Harbor Small Cap Value Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Net Expense Ratio	0.83%[a]

Total Net Assets (000s)	$553,443

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Net Expense Ratio	1.08%[a]

Total Net Assets (000s)	$5,926

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$17,189

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$3,492		$1,653

Price/Earning Ratio (P/E)	20.5x		23.4x

Price/Book Ratio (P/B)	2.5x		1.6x

Beta vs. Russell 2000® Value	0.94		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2014)	6%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

49

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Small Cap Value Fund
Institutional Class	4.08%	18.99%	19.62%	8.47%	12/14/2001	$112,694
Comparative Index
Russell 2000® Value	4.97%	19.61%	19.13%	8.37%	—	$111,656

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Small Cap Value Fund
Administrative Class	3.90%	18.65%	19.30%	8.21%	11/01/2002	$22,015
Investor Class	3.84%	18.55%	19.15%	8.04%	11/01/2002	$21,675
Comparative Index
Russell 2000® Value	4.97%	19.61%	19.13%	8.37%	—	$22,331

As stated in the Fund’s current prospectus, the expense ratios were 0.84% (Institutional Class); 1.09% (Administrative Class); and 1.21% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

50

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.3%)

COMMON STOCKS—96.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—7.1%
472,690	Hexcel Corp.*	$19,706
155,408	Moog Inc.*	10,172
117,442	Teledyne Technologies Inc.*	10,906

		40,784

BANKS—2.3%
301,724	Trustmark Corp.	6,900
223,480	United Bankshares Inc.	6,537

		13,437

CAPITAL MARKETS—5.3%
213,898	Eaton Vance Corp.	$7,715
262,703	Raymond James Financial Inc.	13,056
213,757	Stifel Financial Corp.*	9,998

		30,769

CHEMICALS—3.9%
134,925	Scotts Miracle-Gro Co.	8,259
197,350	Valspar Corp.	14,414

		22,673

CONSTRUCTION & ENGINEERING—1.2%
140,775	URS Corp.	6,633

CONSUMER FINANCE—1.4%
178,094	Cash America International Inc.	7,756

ELECTRICAL EQUIPMENT—5.1%
251,920	EnerSys	17,025
319,875	Franklin Electric Co. Inc.	12,369

		29,394

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—8.1%
404,458	Checkpoint Systems Inc.*	5,165
126,958	Coherent Inc.*	7,581
344,166	FLIR Systems Inc.	11,715
166,307	Itron Inc.*	6,320
117,708	Littelfuse Inc.	10,658
264,183	Sanmina Corp.*	5,350

		46,789

ENERGY EQUIPMENT & SERVICES—8.1%
240,406	Bristow Group Inc.	18,463
105,970	Core Laboratories NV	19,889
691,863	Newpark Resources Inc.*	8,330

		46,682

GAS UTILITIES—3.2%
166,069	South Jersey Industries Inc.	9,541
225,388	WGL Holdings Inc.	8,968

		18,509

HEALTH CARE EQUIPMENT & SUPPLIES—1.9%
332,672	Cantel Medical Corp.	11,031

HEALTH CARE PROVIDERS & SERVICES—5.2%
122,285	Centene Corp.*	8,120
344,757	Healthways Inc.*	6,205
232,554	Mednax Inc.*	13,779
55,300	Molina Healthcare Inc.*	2,068

		30,172

HOTELS, RESTAURANTS & LEISURE—2.9%
215,605	International Speedway Corp.	6,779
208,510	Life Time Fitness Inc.*	10,008

		16,787

HOUSEHOLD DURABLES—1.9%
39,791	Helen of Troy Ltd.*	2,495
218,315	Meritage Homes Corp.*	8,423

		10,918

INSURANCE—9.0%
432,559	American Equity Investment Life Holding Co.	10,087
193,820	Horace Mann Educators Corp.	5,828
270,815	Protective Life Corp.	13,852
147,910	Reinsurance Group of America Inc.	11,346
148,415	State Auto Financial Corp.	3,037
283,395	United Fire Group Inc.	7,884

		52,034

51

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INTERNET SOFTWARE & SERVICES—0.7%
269,824	Digital River Inc.*	$4,126

IT SERVICES—3.3%
156,415	Global Payments Inc.	10,453
518,313	Sapient Corp.*	8,433

		18,886

LIFE SCIENCES TOOLS & SERVICES—1.9%
120,940	Covance Inc.*	10,677

MACHINERY—5.6%
60,100	Albany International Corp.	2,163
144,115	Snap-on Inc.	16,717
207,765	Timken Co.	13,106

		31,986

OIL, GAS & CONSUMABLE FUELS—2.1%
110,838	Oneok Inc.	7,007
418,608	Swift Energy Co.*	5,162

		12,169

REAL ESTATE INVESTMENT TRUSTS (REITs)—3.1%
624,023	First Potomac Realty Trust	8,131
708,443	Medical Properties Trust Inc.	9,564

		17,695

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.0%
238,694	Cabot Microelectronics Corp.*	10,352
858,674	Entegris Inc.*	9,523
246,510	Monolithic Power Systems Inc.*	9,145

		29,020

SOFTWARE—0.6%
285,830	Epiq Systems Inc.	3,656

THRIFTS & MORTGAGE FINANCE—0.9%
386,355	Astoria Financial Corp.	$5,123

TRADING COMPANIES & DISTRIBUTORS—4.8%
249,445	CAI International Inc.*	5,425
231,942	GATX Corp.	15,222
170,546	TAL International Group Inc.	7,194

		27,841

WIRELESS TELECOMMUNICATION SERVICES—2.1%
133,295	SBA Communications Corp.*	11,965

TOTAL COMMON STOCKS (Cost $326,258)		557,512

SHORT-TERM INVESTMENTS—3.5%
(Cost $20,360)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$20,360	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $20,768)	20,360

TOTAL INVESTMENTS—100.2% (Cost $346,618)		577,872

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(1,314)

TOTAL NET ASSETS—100.0%		$576,558

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $20,360 are classified as Level 2. All other holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

52

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2014 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$15,506,298	$660,917	$493,323	$17,606	$166,354	$142,983	$346,618
Investments, at value (including securities loaned of $153,957, $0, $0, $0, $0, $0, $0)	$22,593,115	$701,211	$605,945	$17,069	$220,891	$175,121	$557,512
Repurchase agreements	136,330	43,366	7,733	368	10,997	3,353	20,360
Cash	—	—	—	1	1	—	—
Receivables for:
Investments sold	239,106	9,702	2,662	239	—	—	—
Capital shares sold	17,959	568	4,852	25	54	765	163
Dividends	7,573	222	65	—	363	98	287
Withholding tax	981	—	—	—	15	—	—
Prepaid registration fees	82	21	18	40	16	28	24
Prepaid fund insurance	50	2	2	—	1	—	2
Other assets	407	20	17	5	14	2	28
Total Assets	22,995,603	755,112	621,294	17,747	232,352	179,367	578,376
LIABILITIES
Payables for:
Investments purchased	229,656	8,889	2,919	317	—	2,000	811
Capital shares reacquired	36,387	907	497	—	36	69	510
Collateral for securities loaned	160,412	—	—	—	—	—	—
Accrued expenses:
Management fees	10,665	468	382	11	114	104	360
12b-1 fees	487	87	4	—	7	12	5
Transfer agent fees	1,203	38	30	1	12	13	28
Trustees’ fees and expenses	93	5	3	—	1	—	3
Other	1,664	73	44	18	21	14	101
Total Liabilities	440,567	10,467	3,879	347	191	2,212	1,818
NET ASSETS	$22,555,036	$744,645	$617,415	$17,400	$232,161	$177,155	$576,558
Net Assets Consist of:
Paid-in capital	$14,105,049	$572,045	$416,036	$17,286	$166,858	$143,563	$333,972
Accumulated undistributed net investment income/(loss)	7,735	(2,849)	(1,488)	(26)	990	551	232
Accumulated net realized gain/(loss)	1,219,105	91,789	82,512	309	(1,221)	(2,450)	11,100
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	7,223,147	83,660	120,355	(169)	65,534	35,491	231,254
	$22,555,036	$744,645	$617,415	$17,400	$232,161	$177,155	$576,558
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$20,200,577	$327,035	$602,232	$16,375	$198,354	$111,414	$553,443
Shares of beneficial interest[1]	365,337	30,944	41,418	1,603	16,937	5,785	21,733
Net asset value per share[2]	$55.29	$10.57	$14.54	$10.22	$11.71	$19.26	$25.47
Administrative Class
Net assets	$506,954	$379,945	$589	$291	$18,565	$8,568	$5,926
Shares of beneficial interest[1]	9,245	36,805	42	29	1,587	441	234
Net asset value per share[2]	$54.84	$10.32	$14.03	$10.21	$11.70	$19.42	$25.38
Investor Class
Net assets	$1,847,505	$37,665	$14,594	$734	$15,242	$57,173	$17,189
Shares of beneficial interest[1]	34,017	3,713	1,070	72	1,291	2,970	688
Net asset value per share[2]	$54.31	$10.15	$13.64	$10.21	$11.81	$19.25	$25.00

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

53

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2014 (Unaudited)

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund[a]	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$90,757	$1,787	$1,670	$9	$2,165	$1,516	$3,193
Net securities lending income	50	—	—	—	—	—	—
Interest	(2)	4	—	—	—	—	—
Foreign taxes withheld	(2,010)	(13)	(8)	—	(5)	—	(16)
Total Investment Income	88,795	1,778	1,662	9	2,160	1,516	3,177
Operating Expenses
Management fees	68,094	2,925	2,412	29	644	493	2,115
12b-1 fees:
Administrative Class	728	508	1	—	20	7	14
Investor Class	2,338	48	29	—	15	41	22
Shareholder communications	577	17	8	3	4	2	30
Custodian fees	303	42	23	12	11	19	13
Transfer agent fees:
Institutional Class	6,074	101	186	2	56	28	161
Administrative Class	175	122	—	—	5	2	3
Investor Class	1,684	34	21	—	11	29	16
Professional fees	224	8	7	3	2	1	6
Trustees’ fees and expenses	264	10	8	—	2	1	7
Registration fees	74	16	18	17	18	18	23
Miscellaneous	77	6	6	3	4	3	6
Total expenses	80,612	3,837	2,719	69	792	644	2,416
Management fees waived	(2,551)	—	—	—	—	—	—
Transfer agent fees waived	(689)	(24)	(20)	—	(6)	(4)	(17)
Other expenses reimbursed	—	—	—	(34)	(14)	—	—
Net expenses	77,372	3,813	2,699	35	772	640	2,399
Net Investment Income/(Loss)	11,423	(2,035)	(1,037)	(26)	1,388	876	778
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,346,351	92,128	84,835	309	3,123	1,394	13,175
Foreign currency transactions	(218)	(4)	(1)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(421,145)	(44,499)	(43,924)	(169)	13,292	11,348	9,527
Translations of assets and liabilities in foreign currencies	4	(1)	—	—	—	—	—
Net gain/(loss) on investment transactions	924,992	47,624	40,910	140	16,415	12,742	22,702
Net Increase/(Decrease) in Net Assets Resulting from Operations	$936,415	$45,589	$39,873	$114	$17,803	$13,618	$23,480

a	For the period February 1, 2014 (inception) through April 30, 2014.

The accompanying notes are an integral part of the Financial Statements.

54

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$11,423	$58,173	$(2,035)	$(2,969)	$(1,037)	$1,198
Net realized gain/(loss) on investments	1,346,133	1,036,014	92,124	132,070	84,834	87,720
Net unrealized appreciation/(depreciation) of investments	(421,141)	4,297,597	(44,500)	53,840	(43,924)	106,948
Net increase/(decrease) in assets resulting from operations	936,415	5,391,784	45,589	182,941	39,873	195,866
Distributions to Shareholders
Net investment income:
Institutional Class	(15,907)	(59,908)	—	—	—	(1,529)
Administrative Class	—	(777)	—	—	—	—
Investor Class	—	(1,012)	—	—	—	(1)
Net realized gain on investments:
Institutional Class	(609,875)	—	(50,232)	(5,741)	(79,831)	(23,731)
Administrative Class	(19,050)	—	(64,976)	(6,502)	(93)	(52)
Investor Class	(56,815)	—	(5,715)	(758)	(3,394)	(949)
Total distributions to shareholders	(701,647)	(61,697)	(120,923)	(13,001)	(83,318)	(26,262)
Net Increase/(Decrease) Derived from Capital Share Transactions	559,933	(279,896)	52,318	(38,287)	34,720	(38,533)
Net increase/(decrease) in net assets	794,701	5,050,191	(23,016)	131,653	(8,725)	131,071
Net Assets
Beginning of period	21,760,335	16,710,144	767,661	636,008	626,140	495,069
End of period*	$22,555,036	$21,760,335	$744,645	$767,661	$617,415	$626,140
* Includes accumulated undistributed net investment income/(loss) of:	$7,735	$12,219	$(2,849)	$(814)	$(1,488)	$(451)

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
February 1, 2014[a] through April 30, 2014	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)

$(26)	$1,388	$2,539	$876	$1,453	$778	$2,362
309	3,123	8,403	1,394	2,405	13,175	92,392

(169)	13,292	35,400	11,348	23,813	9,527	79,586

114	17,803	46,342	13,618	27,671	23,480	174,340

—	(1,256)	(1,975)	(938)	(1,357)	(867)	(4,690)
—	(81)	(94)	(37)	(27)	—	(81)
—	(55)	(161)	(253)	(63)	—	(80)

—	—	—	—	—	(78,923)	(5,816)
—	—	—	—	—	(1,842)	(142)
—	—	—	—	—	(2,726)	(169)
—	(1,392)	(2,230)	(1,228)	(1,447)	(84,358)	(10,978)

17,286	10,981	1,453	59,795	10,834	88,328	(109,960)
17,400	27,392	45,565	72,185	37,058	27,450	53,402

—	204,769	159,204	104,970	67,912	549,108	495,706
$17,400	$232,161	$204,769	$177,155	$104,970	$576,558	$549,108

$(26)	$990	$994	$551	$903	$232	$321

56

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,155,680	$4,522,649	$39,062	$69,153	$36,077	$85,629
Reinvested distributions	567,665	53,527	42,530	4,642	79,239	24,858
Cost of shares reacquired	(2,097,847)	(4,581,972)	(47,043)	(111,906)	(72,916)	(146,619)
Cost of shares reacquired through redemption in-kind	—	(106,127)	—	—	—	—
Net increase/(decrease) in net assets	$625,498	$(111,923)	$34,549	$(38,111)	$42,400	$(36,132)
Administrative Class
Net proceeds from sale of shares	$98,378	$147,014	$40,743	$78,488	$230	$194
Reinvested distributions	17,667	724	64,971	6,502	92	52
Cost of shares reacquired	(231,577)	(297,280)	(93,852)	(78,522)	(323)	(959)
Net increase/(decrease) in net assets	$(115,532)	$(149,542)	$11,862	$6,468	$(1)	$(713)
Investor Class
Net proceeds from sale of shares	$289,089	$450,455	$12,254	$9,745	$1,319	$5,085
Reinvested distributions	55,285	987	5,686	755	3,394	949
Cost of shares reacquired	(294,407)	(469,873)	(12,033)	(17,144)	(12,392)	(7,722)
Net increase/(decrease) in net assets	$49,967	$(18,431)	$5,907	$(6,644)	$(7,679)	$(1,688)
SHARES
Institutional Class
Shares sold	37,998	98,009	3,557	6,685	2,405	6,580
Shares issued due to reinvestment of distributions	10,402	1,264	4,113	500	5,561	2,130
Shares reacquired	(37,071)	(98,849)	(4,258)	(10,713)	(4,791)	(10,654)
Shares reacquired through redemption in-kind	—	(2,414)	—	—	—	—
Net increase/(decrease) in shares outstanding	11,329	(1,990)	3,412	(3,528)	3,175	(1,944)
Beginning of period	354,008	355,998	27,532	31,060	38,243	40,187
End of period	365,337	354,008	30,944	27,532	41,418	38,243
Administrative Class
Shares sold	1,744	3,261	3,719	7,621	16	15
Shares issued due to reinvestment of distributions	326	17	6,426	712	7	4
Shares reacquired	(4,123)	(6,498)	(8,749)	(7,734)	(22)	(75)
Net increase/(decrease) in shares outstanding	(2,053)	(3,220)	1,396	599	1	(56)
Beginning of period	11,298	14,518	35,409	34,810	41	97
End of period	9,245	11,298	36,805	35,409	42	41
Investor Class
Shares sold	5,172	9,887	1,086	993	92	390
Shares issued due to reinvestment of distributions	1,030	24	572	83	253	86
Shares reacquired	(5,274)	(10,172)	(1,066)	(1,698)	(903)	(589)
Net increase/(decrease) in shares outstanding	928	(261)	592	(622)	(558)	(113)
Beginning of period	33,089	33,350	3,121	3,743	1,628	1,741
End of period	34,017	33,089	3,713	3,121	1,070	1,628

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
February 1, 2014[a] through April 30, 2014	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)

$16,427	$18,781	$41,124	$33,422	$16,385	$99,969	$135,511
—	1,249	1,959	932	1,356	57,931	7,402
(200)	(15,452)	(41,014)	(14,033)	(21,909)	(66,562)	(251,819)
—	—	—	—	—	—	—
$16,227	$4,578	$2,069	$20,321	$(4,168)	$91,338	$(108,906)

$867	$4,387	$4,596	$5,432	$1,994	$671	$5,172
—	81	94	37	27	1,842	222
(563)	(536)	(1,603)	(863)	(352)	(7,455)	(5,402)
$304	$3,932	$3,087	$4,606	$1,669	$(4,942)	$(8)

$759	$4,983	$18,555	$39,145	$15,261	$2,167	$3,354
—	55	160	251	63	2,696	247
(4)	(2,567)	(22,418)	(4,528)	(1,991)	(2,931)	(4,647)
$755	$2,471	$(3,703)	$34,868	$13,333	$1,932	$(1,046)

1,622	1,657	4,143	1,784	1,062	3,956	5,390
—	115	213	53	106	2,345	337
(19)	(1,361)	(4,293)	(752)	(1,497)	(2,551)	(9,836)
—	—	—	—	—	—	—
1,603	411	63	1,085	(329)	3,750	(4,109)
—	16,526	16,463	4,700	5,029	17,983	22,092
1,603	16,937	16,526	5,785	4,700	21,733	17,983

84	387	477	289	118	26	222
—	7	10	2	2	75	10
(55)	(48)	(166)	(47)	(22)	(290)	(221)
29	346	321	244	98	(189)	11
—	1,241	920	197	99	423	412
29	1,587	1,241	441	197	234	423

72	422	2,049	2,101	979	84	136
—	5	18	14	5	111	11
—	(227)	(2,264)	(246)	(127)	(116)	(194)
72	200	(197)	1,869	857	79	(47)
—	1,091	1,288	1,101	244	609	656
72	1,291	1,091	2,970	1,101	688	609

58

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$54.71	$41.44	$38.34	$34.73	$30.30	$24.94
Income from Investment Operations
Net investment income/(loss)[a]	0.04	0.16	0.07	0.05	0.08	0.10
Net realized and unrealized gains/(losses) on investments	2.32	13.28	3.07	3.64	4.44	5.42
Total from investment operations	2.36	13.44	3.14	3.69	4.52	5.52
Less Distributions
Dividends from net investment income	(0.05)	(0.17)	(0.04)	(0.08)	(0.09)	(0.16)
Distributions from net realized capital gains[1]	(1.73)	—	—	—	—	—
Total distributions	(1.78)	(0.17)	(0.04)	(0.08)	(0.09)	(0.16)
Net asset value end of period	55.29	54.71	41.44	38.34	34.73	30.30
Net assets end of period (000s)	$20,200,577	$19,366,148	$14,752,873	$10,682,886	$8,961,461	$7,159,390
Ratios and Supplemental Data (%)
Total return[b]	4.35%[c]	32.55%	8.21%	10.63%	14.93%	22.31%
Ratio of total expenses to average net assets[2]	0.67 [d]	0.68	0.68	0.68	0.70	0.70
Ratio of net expenses to average net assets[a]	0.64 [d]	0.65	0.66	0.66	0.68	0.69
Ratio of net investment income to average net assets[a]	0.14 [d]	0.35	0.20	0.14	0.24	0.40
Portfolio turnover	19 [c]	48	41	53	68	72

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$11.76	$9.22	$8.46	$7.82	$6.20	$5.63
Income from Investment Operations
Net investment income/(loss)[a]	(0.03)	(0.03)	(0.02)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gains/(losses) on investments	0.68	2.76	0.78	0.67	1.64	0.58
Total from investment operations	0.65	2.73	0.76	0.64	1.62	0.57
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains[1]	(1.84)	(0.19)	—	—	—	—
Total distributions	(1.84)	(0.19)	—	—	—	—
Net asset value end of period	10.57	11.76	9.22	8.46	7.82	6.20
Net assets end of period (000s)	$327,035	$323,666	$286,490	$345,875	$298,295	$220,402
Ratios and Supplemental Data (%)
Total return[b]	5.93%[c]	30.13%	8.98%	8.18%	26.13%	10.12%
Ratio of total expenses to average net assets[2]	0.84 [d]	0.84	0.85	0.86	0.89	0.91
Ratio of net expenses to average net assets[a]	0.83 [d]	0.84	0.85	0.85	0.87	0.90
Ratio of net investment income to average net assets[a]	(0.37)[d]	(0.27)	(0.31)	(0.34)	(0.29)	(0.12)
Portfolio turnover	51 [c]	111	123	111	117	177

See page 65 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

59

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012		2011	2010	2009		2013	2012	2011	2010	2009
(Unaudited)							(Unaudited)
$54.29	$41.12	$38.09		$34.52	$30.13	$24.80	$53.82	$40.79	$37.83	$34.32	$29.97	$24.63

(0.07)	0.02	—	*,f	(0.03)	0.01	0.04	(0.06)	(0.01)	0.02	(0.09)	(0.01)	—
2.35	13.21	3.03		3.60	4.40	5.38	2.28	13.07	2.94	3.60	4.36	5.37
2.28	13.23	3.03		3.57	4.41	5.42	2.22	13.06	2.96	3.51	4.35	5.37

—	(0.06)	—		—	(0.02)	(0.09)	—	(0.03)	—	—	—	(0.03)
(1.73)	—	—		—	—	—	(1.73)	—	—	—	—	—
(1.73)	(0.06)	—		—	(0.02)	(0.09)	(1.73)	(0.03)	—	—	—	(0.03)
54.84	54.29	41.12		38.09	34.52	30.13	54.31	53.82	40.79	37.83	34.32	29.97
$506,954	$613,413	$597,023		$487,025	$413,057	$310,392	$1,847,505	$1,780,774	$1,360,248	$785,328	$862,043	$536,173

4.24%[c]	32.21%	7.95%		10.34%	14.65%	21.97%	4.16%[c]	32.04%	7.82%	10.23%	14.51%	21.85%
0.92 [d]	0.93	0.93		0.93	0.95	0.95	1.04 [d]	1.05	1.05	1.05	1.07	1.07
0.89 [d]	0.90	0.91		0.91	0.93	0.94	1.01 [d]	1.02	1.03	1.03	1.05	1.06
(0.10)[d]	0.11	(0.04)		(0.10)	(0.01)	0.14	(0.23)[d]	(0.03)	(0.18)	(0.22)	(0.14)	0.04
19 [c]	48	41		53	68	72	19 [c]	48	41	53	68	72

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012		2011	2010	2009		2013	2012	2011	2010	2009
(Unaudited)							(Unaudited)
$11.54	$9.08	$8.35		$7.74	$6.15	$5.59	$11.37	$8.96	$8.25	$7.66	$6.09	$5.54

(0.03)	(0.05)	(0.06)		(0.05)	(0.04)	(0.02)	0.01	(0.12)	(0.09)	(0.11)	(0.06)	(0.08)
0.65	2.70	0.79		0.66	1.63	0.58	0.61	2.72	0.80	0.70	1.63	0.63
0.62	2.65	0.73		0.61	1.59	0.56	0.62	2.60	0.71	0.59	1.57	0.55

—	—	—		—	—	—	—	—	—	—	—	—
(1.84)	(0.19)	—		—	—	—	(1.84)	(0.19)	—	—	—	—
(1.84)	(0.19)	—		—	—	—	(1.84)	(0.19)	—	—	—	—
10.32	11.54	9.08		8.35	7.74	6.15	10.15	11.37	8.96	8.25	7.66	6.09
$379,945	$408,494	$315,975		$325,525	$287,256	$211,996	$37,665	$35,501	$33,543	$35,830	$49,035	$42,970

5.67%[c]	29.70%	8.74%		7.88%	25.85%	10.02%	5.76%[c]	29.54%	8.61%	7.70%	25.78%	9.93%
1.09 [d]	1.09	1.10		1.11	1.14	1.16	1.21 [d]	1.21	1.22	1.23	1.26	1.27
1.08 [d]	1.09	1.10		1.10	1.12	1.15	1.20 [d]	1.21	1.22	1.22	1.24	1.26
(0.62)[d]	(0.52)	(0.55)		(0.59)	(0.54)	(0.39)	(0.74)[d]	(0.63)	(0.68)	(0.69)	(0.66)	(0.47)
51 [c]	111	123		111	117	177	51 [c]	111	123	111	117	177

60

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$15.72	$11.81	$12.07	$11.88	$8.86	$8.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.03)	0.03	(0.02)	(0.04)	(0.05)	(0.03)
Net realized and unrealized gains/(losses) on investments	0.98	4.48	0.74	0.65	3.07	1.13
Total from investment operations	0.95	4.51	0.72	0.61	3.02	1.10
Less Distributions
Dividends from net investment income	—	(0.04)	—	—	—	—
Distributions from net realized capital gains[1]	(2.13)	(0.56)	(0.98)	(0.42)	—	(0.24)
Total distributions	(2.13)	(0.60)	(0.98)	(0.42)	—	(0.24)
Net asset value end of period	14.54	15.72	11.81	12.07	11.88	8.86
Net assets end of period (000s)	$602,232	$601,255	$474,417	$428,234	$391,571	$317,168
Ratios and Supplemental Data (%)
Total return[b]	6.29%[c]	39.90%	6.88%	5.00	34.09%	14.50%
Ratio of total expenses to average net assets[2]	0.83 [d]	0.83	0.85	0.85	0.87	0.89
Ratio of net expenses to average net assets[a]	0.83 [d]	0.83	0.84	0.84	0.85	0.88
Ratio of net investment income to average net assets[a]	(0.31)[d]	0.22	(0.16)	(0.32)	(0.45)	(0.46)
Portfolio turnover	43 [c]	73	63	77	82	57

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Institutional Class		Administrative Class		Investor Class
	3-Month Period Ended April 30, 2014[g]		3-Month Period Ended April 30, 2014[g]		3-Month Period Ended April 30, 2014[g]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss) [a]	(0.01)		(0.04)		(0.02)
Net realized and unrealized gains/(losses) on investments	0.23		0.25		0.23
Total from investment operations	0.22		0.21		0.21
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	10.22		10.21		10.21
Net assets end of period (000s)	$16,375		$291		$734
Ratios and Supplemental Data (%)
Total return[b]	2.20%[c]		2.10%[c]		2.10%[c]
Ratio of total expenses to average net assets[2]	1.79	[d]	2.04	[d]	2.16	[d]
Ratio of net expenses to average net assets [a]	0.90	[d]	1.15	[d]	1.27	[d]
Ratio of net investment income to average net assets [a]	(0.66)[d]		(0.90)[d]		(1.08)[d]
Portfolio turnover	18	[c]	18	[c]	18	[c]

See page 65 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014		Year Ended October 31,					6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
(Unaudited)							(Unaudited)
$15.26		$11.46	$11.77	$11.62	$8.68	$7.87	$14.90	$11.22	$11.57	$11.44	$8.56	$7.77

0.19	[f]	(7.68)[f]	(5.65)[f]	(0.06)	(0.07)	(0.06)	(0.38)	(0.06)	(0.11)	(0.15)	(0.11)	(0.09)
0.71		12.04	6.32	0.63	3.01	1.11	1.25	4.30	0.74	0.70	2.99	1.12
0.90		4.36	0.67	0.57	2.94	1.05	0.87	4.24	0.63	0.55	2.88	1.03

—		—	—	—	—	—	—	—	—	—	—	—
(2.13)		(0.56)	(0.98)	(0.42)	—	(0.24)	(2.13)	(0.56)	(0.98)	(0.42)	—	(0.24)
(2.13)		(0.56)	(0.98)	(0.42)	—	(0.24)	(2.13)	(0.56)	(0.98)	(0.42)	—	(0.24)
14.03		15.26	11.46	11.77	11.62	8.68	13.64	14.90	11.22	11.57	11.44	8.56
$589		$636	$1,122	$36,936	$35,048	$25,794	$14,594	$24,249	$19,530	$22,008	$25,841	$20,974

6.14%[c]		39.72%	6.61%	4.76%	33.87%	14.09%	6.07%[c]	39.50%	6.37%	4.66%	33.64%	14.01%
1.08	[d]	1.08	1.10	1.10	1.12	1.14	1.20 [d]	1.20	1.22	1.22	1.24	1.26
1.08	[d]	1.08	1.09	1.09	1.10	1.13	1.20 [d]	1.20	1.21	1.21	1.22	1.25
(0.55)[d]		0.19	(0.74)	(0.54)	(0.70)	(0.72)	(0.67)[d]	(0.16)	(0.55)	(0.59)	(0.82)	(0.83)
43	[c]	73	63	77	82	57	43 [c]	73	63	77	82	57

The accompanying notes are an integral part of the Financial Statements.

62

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012[e]	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$10.85		$8.52	$7.44	$7.19	$6.63	$6.60
Income from Investment Operations
Net investment income/(loss)[a]	0.07		0.14	0.21	0.12	0.11	0.11
Net realized and unrealized gains/(losses) on investments	0.87		2.31	1.06	0.25	0.55	0.07
Total from investment operations	0.94		2.45	1.27	0.37	0.66	0.18
Less Distributions
Dividends from net investment income	(0.08)		(0.12)	(0.19)	(0.12)	(0.10)	(0.15)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(0.08)		(0.12)	(0.19)	(0.12)	(0.10)	(0.15)
Net asset value end of period	11.71		10.85	8.52	7.44	7.19	6.63
Net assets end of period (000s)	$198,354		$179,382	$140,323	$261,032	$304,723	$167,486
Ratios and Supplemental Data (%)
Total return[b]	8.68%[c]		29.06%	17.41%	5.14%	10.02%	3.01%
Ratio of total expenses to average net assets[2]	0.70	[d]	0.71	0.72	0.71	0.74	0.77
Ratio of net expenses to average net assets[a]	0.68	[d]	0.68	0.68	0.68	0.68	0.71
Ratio of net investment income to average net assets[a]	1.33	[d]	1.43	1.88	1.63	1.63	2.13
Portfolio turnover	8	[c]	26	125	43	49	54

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$17.50		$12.64	$11.19	$11.00	$9.07	$7.57
Income from Investment Operations
Net investment income/(loss)[a]	0.12		0.28	0.22	0.14	0.14	0.19
Net realized and unrealized gains/(losses) on investments	1.84		4.86	1.38	0.17	1.93	1.64
Total from investment operations	1.96		5.14	1.60	0.31	2.07	1.83
Less Distributions
Dividends from net investment income	(0.20)		(0.28)	(0.15)	(0.12)	(0.14)	(0.33)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(0.20)		(0.28)	(0.15)	(0.12)	(0.14)	(0.33)
Net asset value end of period	19.26		17.50	12.64	11.19	11.00	9.07
Net assets end of period (000s)	$111,414		$82,231	$63,551	$56,428	$48,659	$41,250
Ratios and Supplemental Data (%)
Total return[b]	11.27%[c]		41.48%	14.50%	2.81%	23.08%	25.53%
Ratio of total expenses to average net assets[2]	0.88	[d]	0.93	0.99	1.08	1.05	1.14
Ratio of net expenses to average net assets[a]	0.87	[d]	0.93	0.95	0.95	0.95	0.98
Ratio of net investment income to average net assets[a]	1.45	[d]	1.87	1.79	1.21	1.33	2.02
Portfolio turnover	3	[c]	18	37	32	28	46

See page 65 for notes to Financial Highlights.

63

Administrative Class								Investor Class
6-Month Period Ended April 30, 2014		Year Ended October 31,						6-Month Period Ended April 30, 2014		Year Ended October 31,
		2013	2012[e]		2011	2010	2009			2013	2012[e]	2011	2010	2009
(Unaudited)								(Unaudited)
$10.85		$8.51	$7.43		$7.19	$6.61	$6.59	$10.94		$8.59	$7.49	$7.24	$6.67	$6.58

0.09		0.16 [f]	—	*,f	0.11	0.10	0.12	0.07		0.09	0.13	0.05	0.09	0.11
0.82		2.27	1.25		0.23	0.55	0.04	0.85		2.34	1.13	0.29	0.55	0.05
0.91		2.43	1.25		0.34	0.65	0.16	0.92		2.43	1.26	0.34	0.64	0.16

(0.06)		(0.09)	(0.17)		(0.10)	(0.07)	(0.14)	(0.05)		(0.08)	(0.16)	(0.09)	(0.07)	(0.07)
—		—	—		—	—	—	—		—	—	—	—	—
(0.06)		(0.09)	(0.17)		(0.10)	(0.07)	(0.14)	(0.05)		(0.08)	(0.16)	(0.09)	(0.07)	(0.07)
11.70		10.85	8.51		7.43	7.19	6.61	11.81		10.94	8.59	7.49	7.24	6.67
$18,565		$13,453	$7,823		$23,251	$18,369	$19,142	$15,242		$11,934	$11,058	$8,603	$26,370	$25,786

8.46%[c]		28.76%	17.15%		4.74%	9.93%	2.57%	8.48%[c]		28.52%	17.04%	4.67%	9.65%	2.60%
0.95	[d]	0.96	0.97		0.96	0.99	1.01	1.07	[d]	1.08	1.09	1.09	1.11	1.14
0.93	[d]	0.93	0.93		0.93	0.93	0.96	1.05	[d]	1.05	1.05	1.05	1.07	1.07
1.09	[d]	1.16	1.59		1.37	1.41	2.37	0.96	[d]	1.04	1.41	1.27	1.28	1.84
8	[c]	26	125		43	49	54	8	[c]	26	125	43	49	54

Administrative Class								Investor Class
6-Month Period Ended April 30, 2014		Year Ended October 31,						6-Month Period Ended April 30, 2014		Year Ended October 31,
		2013	2012		2011	2010	2009			2013	2012	2011	2010	2009
(Unaudited)								(Unaudited)
$17.64		$12.74	$11.28		$11.10	$9.04	$7.54	$17.49		$12.63	$11.17	$10.99	$9.07	$7.55

0.15		0.23	0.18		0.12	0.35	(0.14)[f]	0.08		0.13	0.20	0.11	0.07	0.13
1.80		4.92	1.40		0.17	1.71	1.95	1.85		4.96	1.35	0.16	1.96	1.67
1.95		5.15	1.58		0.29	2.06	1.81	1.93		5.09	1.55	0.27	2.03	1.80

(0.17)		(0.25)	(0.12)		(0.11)	—	(0.31)	(0.17)		(0.23)	(0.09)	(0.09)	(0.11)	(0.28)
—		—	—		—	—	—	—		—	—	—	—	—
(0.17)		(0.25)	(0.12)		(0.11)	—	(0.31)	(0.17)		(0.23)	(0.09)	(0.09)	(0.11)	(0.28)
19.42		17.64	12.74		11.28	11.10	9.04	19.25		17.49	12.63	11.17	10.99	9.07
$8,568		$3,479	$1,274		$1,114	$940	$64	$57,173		$19,260	$3,087	$3,794	$4,493	$2,326

11.14%[c]		41.17%	14.17%		2.61%	22.79%	25.26%	11.09%[c]		40.99%	14.06%	2.45%	22.60%	25.02%
1.13	[d]	1.19	1.24		1.33	1.30	1.36	1.25	[d]	1.31	1.36	1.45	1.42	1.51
1.12	[d]	1.18	1.20		1.20	1.20	1.23	1.24	[d]	1.30	1.32	1.32	1.32	1.35
1.14	[d]	1.58	1.53		0.95	0.83	2.01	1.02	[d]	1.21	1.43	0.83	0.93	1.68
3	[c]	18	37		32	28	46	3	[c]	18	37	32	28	46

The accompanying notes are an integral part of the Financial Statements.

64

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$28.89		$21.41	$19.59	$17.85	$14.88	$13.84
Income from Investment Operations
Net investment income/(loss)[a]	0.03		0.13	0.23	0.08	0.07	0.08
Net realized and unrealized gains/(losses) on investments	1.01		7.84	1.64	1.74	2.97	1.05
Total from investment operations	1.04		7.97	1.87	1.82	3.04	1.13
Less Distributions
Dividends from net investment income	(0.05)		(0.22)	(0.05)	(0.08)	(0.07)	(0.05)
Distributions from net realized capital gains[1]	(4.41)		(0.27)	—	—	—	(0.04)
Total distributions	(4.46)		(0.49)	(0.05)	(0.08)	(0.07)	(0.09)
Net asset value end of period	25.47		28.89	21.41	19.59	17.85	14.88
Net assets end of period (000s)	$553,443		$519,607	$473,100	$543,488	$611,885	$587,985
Ratios and Supplemental Data (%)
Total return[b]	4.08%[c]		37.91%	9.60%	10.17%	20.50%	8.28%
Ratio of total expenses to average net assets[2]	0.84	[d]	0.84	0.86	0.86	0.88	0.88
Ratio of net expenses to average net assets[a]	0.83	[d]	0.84	0.85	0.84	0.85	0.87
Ratio of net investment income to average net assets[a]	0.29	[d]	0.45	0.97	0.31	0.39	0.50
Portfolio turnover	6	[c]	22	14	12	12	18

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements.)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	Effective May 25, 2012, Harbor Large Cap Value Fund appointed Aristotle Capital Management, LLC as its Subadviser.

f	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

g	For the period February 1, 2014 (inception) through April 30, 2014.

The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class								Investor Class
6-Month Period Ended April 30, 2014		Year Ended October 31,						6-Month Period Ended April 30, 2014		Year Ended October 31,
		2013	2012		2011	2010	2009			2013	2012	2011	2010	2009
(Unaudited)								(Unaudited)
$28.80		$21.34	$19.52		$17.79	$14.82	$13.77	$28.45		$21.08	$19.31	$17.60	$14.67	$13.64

(0.11)		0.01	0.20		0.02	(0.03)	0.02	0.17	[f]	(0.09)	(0.19)[f]	(0.72)[f]	(0.06)	(0.05)[f]
1.10		7.87	1.62		1.73	3.03	1.08	0.79		7.86	1.96	2.43	3.01	1.12
0.99		7.88	1.82		1.75	3.00	1.10	0.96		7.77	1.77	1.71	2.95	1.07

—		(0.15)	—	*	(0.02)	(0.03)	(0.01)	—		(0.13)	—	— *	(0.02)	—
(4.41)		(0.27)	—		—	—	(0.04)	(4.41)		(0.27)	—	—	—	(0.04)
(4.41)		(0.42)	—	*	(0.02)	(0.03)	(0.05)	(4.41)		(0.40)	—	— *	(0.02)	(0.04)
25.38		28.80	21.34		19.52	17.79	14.82	25.00		28.45	21.08	19.31	17.60	14.67
$5,926		$12,171	$8,786		$24,180	$20,185	$30,584	$17,189		$17,330	$13,820	$16,461	$41,740	$41,435

3.90%[c]		37.54%	9.35%		9.84%	20.29%	8.00%	3.84%[c]		37.41%	9.17%	9.74%	20.10%	7.86%
1.09	[d]	1.09	1.10		1.11	1.13	1.13	1.21	[d]	1.21	1.23	1.23	1.25	1.25
1.08	[d]	1.09	1.10		1.09	1.10	1.12	1.20	[d]	1.21	1.22	1.21	1.22	1.24
0.09	[d]	0.20	1.10		0.06	0.12	0.23 [a]	(0.08)[d]		0.07	0.63	(0.06)	0.02	0.12
6	[c]	22	14		12	12	18	6	[c]	22	14	12	12	18

The accompanying notes are an integral part of the Financial Statements.

66

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2014 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The Funds have adopted Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which was established to enhance disclosures pertaining to the offsetting of financial assets and liabilities or those subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 requires additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position. For a detailed discussion of financial assets and liabilities or those subject to an enforceable master netting arrangement or similar agreement please refer to the descriptions of Repurchase Agreements in Note 2—Significant Accounting Policies and Securities Lending in Note 3—Investment Portfolio Transactions.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

67

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not

68

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

69

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Mid Cap Growth Fund purchased option contracts to manage its exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund (except Harbor Small Cap Value Fund) used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

70

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2010–2012), including all positions expected to be taken upon filing the 2013 tax return, in

71

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended April 30, 2014 are as follows:

	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$4,617,128	$4,744,091
Harbor Mid Cap Growth Fund	384,072	482,124
Harbor Small Cap Growth Fund	275,632	320,631
Harbor Small Cap Growth Opportunities Fund[a]	19,877	2,947
VALUE FUNDS
Harbor Large Cap Value Fund	$24,241	$16,761
Harbor Mid Cap Value Fund	64,281	4,414
Harbor Small Cap Value Fund	33,795	33,045

a	For the period February 1, 2014 (inception) through April 30, 2014.

Securities Lending

Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the period, Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Fund is subject to the risk of loss on the cash collateral invested. This collateral is recognized as a liability in the Statement of Assets and Liabilities. During the term of the loan, the Fund will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Fund may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statement of Operations. Securities loans may be terminated at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan at the time of default by the borrower. A Fund had sought to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the market value of the unreturned loaned securities. The value at April 30, 2014 of securities loaned and related collateral for Harbor Capital Appreciation Fund was $153,957 and $160,412, respectively. As of April 30, 2014, Harbor Large Cap Value Fund had no securities out on loan.

72

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Effective July 1, 2013, Harbor Capital underwent a change in control when Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) sold 90% plus one share of the outstanding shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%[a]	0.58%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75

a	The Adviser has contractually agreed to reduce the management fee to 0.58% on assets between $5 billion and $10 billion, 0.57% on assets between $10 and $15 billion, and 0.56% on assets over $15 billion through February 28, 2015.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Cap Growth Opportunities Fund and Harbor Large Cap Value Fund limiting the total expenses for Harbor Small Cap Growth Opportunities Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Large Cap Value Fund to 0.68%, 0.93% and 1.05% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2015. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent section below.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

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NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional	0.06% of the average daily net assets of all Institutional Class shares.
Administrative	0.06% of the average daily net assets of all Administrative Class shares.
Investor	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the period ended April 30, 2014. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2014, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	28,552	2	4	28,558	0.0%
Harbor Mid Cap Growth Fund	77,445	6	11	77,462	0.1
Harbor Small Cap Growth Fund	32,322	4	10	32,336	0.1
Harbor Small Cap Growth Opportunities Fund	1,261,013	25,000	25,000	1,311,013	77.1
VALUE FUNDS
Harbor Large Cap Value Fund	66,749	4	9	66,762	0.3%
Harbor Mid Cap Value Fund	40,556	3	6	40,565	0.4
Harbor Small Cap Value Fund	17,935	2	4	17,941	0.1

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $256 for the period ended April 30, 2014.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the

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NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2014 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$15,506,298	$7,415,424	$(192,277)	$7,223,147
Harbor Mid Cap Growth Fund	660,917	111,133	(27,473)	83,660
Harbor Small Cap Growth Fund	493,323	138,503	(18,148)	120,355
Harbor Small Cap Growth Opportunities Fund	17,606	961	(1,130)	(169)
VALUE FUNDS
Harbor Large Cap Value Fund*	$166,354	$65,837	$(303)	$65,534
Harbor Mid Cap Value Fund*	142,983	38,884	(3,393)	35,491
Harbor Small Cap Value Fund	346,618	239,055	(7,801)	231,254

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative type in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments as of the period ended April 30, 2014, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At April 30, 2014, the values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR MID CAP GROWTH FUND
Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investment at value (rights/warrants)	$147

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NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the period ended April 30, 2014, were:

HARBOR MID CAP GROWTH FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$454

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Investments (rights/warrants)	$115

HARBOR SMALL CAP GROWTH FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investment (rights/warrants)	$(22)

NOTE 7—LEGAL PROCEEDINGS

Tribune Company

Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiffs have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.

All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. On September 30, 2013, the plaintiffs filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to Count I of the action, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under federal law. On May 23, 2014, the shareholder defendants filed their global motion to dismiss Count I. The Court has not yet issued a decision on the motion.

None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

Lyondell Chemical Company

In October 2011, Harbor Capital received subpoenas in connection with two cases: Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”) and Weisfelner,

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Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—LEGAL PROCEEDINGS—Continued

as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”). Both cases, and a related case entitled Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), arise out of the bankruptcy of Lyondell Chemical Company (“Lyondell”), shares of which were previously owned by Harbor Mid Cap Value Fund. Similar to the claims made in the Tribune matter, these actions seek to have set aside and recovered as fraudulent transfers from former Lyondell shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

The Litigation Trust action and the Reichman action name classes of defendants of persons or entities that received proceeds from the Lyondell merger transaction, and the Creditor Trust action names hundreds of anonymously identified defendants. Because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative classes in the Litigation Trust action or Reichman action. It may also be one of the anonymously identified defendants in the Creditor Trust action.

On January 14, 2014, the Court granted in part and denied in part the defendants’ motion to dismiss the Creditor Trust action. In April 2014, the plaintiffs filed amended complaints in all three actions. Like prior versions of the complaints, the amended complaints allege claims for fraudulent transfer against the former Lyondell shareholders. In May 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class. The Court held a status conference on May 29, 2014, and set forth a schedule for handling both the motions to dismiss and motion for class certification.

None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

NOTE 8—SUBSEQUENT EVENTS

The Board of Trustees of Harbor Funds appointed Mr. Scott M. Amero to serve on the Board as a trustee effective May 19, 2014. Information regarding Mr. Amero is provided in the Trustees and Officers table set forth below in this report.

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Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2013)	Ending Account Value (April 30, 2014)
Harbor Capital Appreciation Fund
Institutional Class	0.64%
Actual		$3.24	$1,000	$1,043.50
Hypothetical (5% return)		3.21	1,000	1,021.54
Administrative Class	0.89%
Actual		$4.50	$1,000	$1,042.40
Hypothetical (5% return)		4.46	1,000	1,020.27
Investor Class	1.01%
Actual		$5.11	$1,000	$1,041.60
Hypothetical (5% return)		5.06	1,000	1,019.66
Harbor Mid Cap Growth Fund
Institutional Class	0.83%
Actual		$4.24	$1,000	$1,059.30
Hypothetical (5% return)		4.16	1,000	1,020.58
Administrative Class	1.08%
Actual		$5.51	$1,000	$1,056.70
Hypothetical (5% return)		5.41	1,000	1,019.31
Investor Class	1.20%
Actual		$6.12	$1,000	$1,057.60
Hypothetical (5% return)		6.01	1,000	1,018.70

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FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2013)	Ending Account Value (April 30, 2014)
Harbor Small Cap Growth Fund
Institutional Class	0.83%
Actual		$4.25	$1,000	$1,062.90
Hypothetical (5% return)		4.16	1,000	1,020.58
Administrative Class	1.08%
Actual		$5.52	$1,000	$1,061.40
Hypothetical (5% return)		5.41	1,000	1,019.31
Investor Class	1.20%
Actual		$6.13	$1,000	$1,060.70
Hypothetical (5% return)		6.01	1,000	1,018.70
Harbor Small Cap Growth Opportunities Fund
Institutional Class	0.90%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$4.16	$1,000	$1,020.58
Administrative Class	1.15%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$5.41	$1,000	$1,019.31
Investor Class	1.27%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$6.01	$1,000	$1,018.70
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.52	$1,000	$1,086.80
Hypothetical (5% return)		3.41	1,000	1,021.34
Administrative Class	0.93%
Actual		$4.81	$1,000	$1,084.60
Hypothetical (5% return)		4.66	1,000	1,020.07
Investor Class	1.05%
Actual		$5.43	$1,000	$1,084.80
Hypothetical (5% return)		5.26	1,000	1,019.46
Harbor Mid Cap Value Fund
Institutional Class	0.87%
Actual		$4.55	$1,000	$1,112.70
Hypothetical (5% return)		4.36	1,000	1,020.37
Administrative Class	1.12%
Actual		$5.86	$1,000	$1,111.40
Hypothetical (5% return)		5.61	1,000	1,019.10
Investor Class	1.24%
Actual		$6.49	$1,000	$1,110.90
Hypothetical (5% return)		6.21	1,000	1,018.49
Harbor Small Cap Value Fund
Institutional Class	0.83%
Actual		$4.20	$1,000	$1,040.80
Hypothetical (5% return)		4.16	1,000	1,020.58
Administrative Class	1.08%
Actual		$5.46	$1,000	$1,039.00
Hypothetical (5% return)		5.41	1,000	1,019.31
Investor Class	1.20%
Actual		$6.06	$1,000	$1,038.40
Hypothetical (5% return)		6.01	1,000	1,018.70
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1	Because the Fund commenced operations on February 1, 2014, it was not in existence for the full six months to calculate the actual expenses paid.

2	The hypothetical expenses reflect amounts as if the Fund had been in existence for the entire half year.

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS

The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 9, 10, and 11, 2014 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund were fair and reasonable and approved the continuation for a one-year period of

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ADDITIONAL INFORMATION—Continued

each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

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ADDITIONAL INFORMATION—Continued

•

information contained in materials provided by the Adviser and compiled by Lipper as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Large Cap Value Fund. The Trustees had received presentations by investment professionals from the Subadvisors for Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (as well as Harbor Large Cap Value Fund) at meetings of the Board of Trustees held in 2013. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

Harbor Capital Appreciation Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Capital Appreciation Fund (inception date of December 29, 1987), the Trustees noted that the Fund’s Institutional Class had outperformed the universe medians according to Lipper data for the one-, two-, three-, four- and five-year periods ended December 31, 2013 and outperformed the group medians for the one-, two-, three-, and four-year

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periods ended December 31, 2013. The Fund’s performance for the five-year period ended December 31, 2013 equaled the group median. The Fund’s one-, three- and five-year rolling returns as of December 31, 2013 ranked in the first, first and second quartiles, respectively, according to Morningstar. The Trustees also considered that the Fund had outperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Trustees considered the expertise of Jennison Associates LLC (“Jennison”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $52.23 billion in assets in this asset class, out of a firm-wide total of approximately $175.3 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class with Jennison, noting that one was a founding member of Jennison.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $21.775 billion, showed that the Fund’s contractual management fee was slightly above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund, however, was below both the group and universe medians. The Trustees also considered the extent to which the Adviser was now proposing to implement two additional voluntary advisory fee breakpoints until at least February 28, 2015, reducing the fee rate to 57 basis points on assets from $10 billion to $15 billion and to 56 basis points on assets above $15 billion. The Trustees observed that these breakpoints were in addition to the existing voluntary breakpoint reducing the fee from 60 to 58 basis points on assets between $5 billion and $10 billion. It was noted that the existing voluntary breakpoints had the effect of reducing the advisory fee to 68 basis points in fiscal year 2013, and that the additional breakpoints would have both an immediate further fee reduction effect, and, as the Fund grows, a future continuing one. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Mid Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Growth Fund (inception date of November 1, 2000), the Trustees noted that, according to the Lipper report, the Fund’s Institutional Class had outperformed its Lipper group medians for the two-, three- and four-year periods ended December 31, 2013 and underperformed its group medians for the one- and five-year periods ended December 31, 2013. The Trustees further noted that, according to the Lipper report, it had outperformed its Lipper universe medians for the two- and three-year periods ended December 31, 2013 and underperformed its universe medians for the one-, four- and five-year periods ended December 31, 2013. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s one- and three-year rolling returns ranked in the second quartile as of December 31, 2013 while the Fund’s five-year rolling return ranked in the fourth quartile as of the same date. The Trustees also considered that the Fund had underperformed its benchmark, the Russell Midcap® Growth Index, for the three-, five- and ten-year periods ended December 31, 2013 but had outperformed its benchmark index for the one-year period ended December 31, 2013. The Trustees discussed how the performance of this manager in this strategy moves in cycles that can result in periods of underperformance.

The Trustees considered the expertise of Wellington Management Company, LLP (“Wellington”) in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed approximately $3.9 billion in assets in this asset class, out of a firm-wide total of approximately $834 billion in assets under management. The Trustees noted the significant experience of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $775 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The Lipper data also showed that the actual total expense ratio for the Fund’s Institutional Class was below both the group and universe medians. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Small Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Fund (inception date of November 1, 2000), the Trustees noted that, according to the Lipper report, the Fund’s Institutional Class performance exceeded its universe medians for the one-, two- and five-year periods ended December 31, 2013, underperformed its universe medians for the three- and four-year periods ended December 31, 2013, outperformed its group medians for the one- and two-year periods ended December 31, 2013, and underperformed its group medians for the three-, four- and five-year periods ended December 31, 2013. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2013 in the second, third and second quartiles, respectively. The Trustees also considered the fact that Harbor Small Cap Growth Fund had

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outperformed its benchmark, the Russell 2000® Growth Index, for the one-, five- and ten-year periods ended December 31, 2013, but underperformed its benchmark for the three-year period ended December 31, 2013.

The Trustees considered the expertise of Westfield Capital Management Company, L.P. (“Westfield”) in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $2.06 billion in assets in this asset class, out of a firm-wide total of approximately $17.37 billion in assets under management. The Trustees also discussed the experience of the portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $650 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Lipper group and universe median expense ratios. The Trustees noted that the Fund had in place a “soft close” with respect to certain new accounts and was thus unlikely to grow significantly in size in the near future. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Large Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Large Cap Value Fund (inception date of December 29, 1987), the Trustees noted the Fund’s Institutional Class underperformance relative to its Lipper universe and group medians for the one- and five-year periods ended December 31, 2013, and its outperformance relative to its Lipper universe and group medians for the two-, three- and four-year periods ended December 31, 2013. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the third, first and fourth quartiles, respectively, for the periods ended December 31, 2013. The Trustees also noted that the Fund had underperformed its benchmark, the Russell 1000® Value Index, for the one-, five- and ten-year periods ended December 31, 2013, but had outperformed its benchmark for the three-year period ended December 31, 2013. The Trustees noted that the Fund had recently changed subadvisers, engaging Aristotle Capital Management, LLC (“Aristotle”) to manage the Fund beginning in May of 2012.

The Trustees considered the expertise of Aristotle in managing assets generally and in the large cap value asset class specifically, noting that Aristotle managed approximately $5.29 billion in assets in the value equity strategy used for the Fund, out of a firm-wide total of approximately $6.64 billion in assets under management. The Trustees also discussed the significant experience of the portfolio manager, including his experience prior to joining Aristotle.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $225 million, showed the Fund’s management fee was below the group median for the Institutional Class, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that the Adviser proposed to continue until at least February 28, 2015. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Value Fund (inception date of March 1, 2002), the Trustees noted that the Fund’s Institutional Class performance was above both its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2013. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2013. The Trustees considered the fact that the Fund had outperformed its benchmark, the Russell Midcap® Value Index, for the one-, three- and five-year periods ended December 31, 2013, but underperformed its benchmark index for the ten-year period ended December 31, 2013.

The Trustees considered the expertise of LSV Asset Management (“LSV”) in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2 billion in assets in this asset class, out of a firm-wide total of approximately $82 billion in assets under management. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does for its other value products, and that the long-term performance generated by LSV across its various value products has been favorable. The Trustees reviewed the expertise of the portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group median expense ratio and at the universe median expense ratio. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

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Harbor Small Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Value Fund (inception date of December 14, 2001), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group and universe medians for the three-year period ended December 31, 2013 and its underperformance relative to its Lipper group and universe medians for the one-, two, four- and five-year periods ended December 31, 2013. According to the Morningstar data presented, the Fund’s one-, three- and’ five-year rolling returns ranked in the third, first and third quartiles, respectively, for the period ended December 31, 2013. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Trustees considered the expertise of EARNEST Partners LLC (“EARNEST”) in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $3.5 billion in assets in this asset class out of $23.2 billion firm wide total. The Trustees also noted the experience of the portfolio manager in this asset class, noting that he is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $550 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND

The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

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At an in-person meeting of the Board of Trustees held on November 3 and 4, 2013 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the Harbor Funds (the “Adviser”), and a Subadvisory Agreement with Elk Creek Partners, LLC (“Elk Creek” or the “Subadviser”) with respect to the Harbor Small Cap Growth Opportunities Fund (the “Fund”), a newly formed series of the Harbor Funds.

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to Harbor Small Cap Growth Opportunities Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.

In considering the approval of the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:

•

the nature, extent, and quality of the services expected to be provided by the Adviser and Elk Creek, including the background, education, expertise and experience of the investment professionals of the Adviser and Elk Creek to provide services to the Fund;

•	the favorable history, reputation, qualification and background of the Adviser and Elk Creek;

•

the fees proposed to be charged by the Adviser and Elk Creek for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Elk Creek’s fee, for the subadviser oversight, administration and manager of managers services the Adviser would provide;

•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•	the investment performance of Elk Creek in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;

•	information received at regular meetings throughout the year related to services rendered by the Adviser;

•

the compensation to be received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each will provide to the Fund, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;

•	information received at regular meetings throughout the year related to the Adviser’s profitability;

•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.

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Nature, Scope and Extent of Services

In discussing the nature and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager-of-managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, scope and extent of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to the Harbor Funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager-of-managers for the Fund.

In discussing the nature and quality of the services to be provided by Elk Creek, the Trustees considered Elk Creek’s expertise and the favorable record Elk Creek had generated in the small cap growth equity asset class. The Trustees also noted the experience of the proposed portfolio managers of the Fund in this asset class and the favorable record generated by them in the small cap growth equity asset class at a prior firm. In considering Elk Creek’s performance, the Trustees noted that Elk Creek’s record in its small cap growth strategy was favorable compared to its benchmark and peers.

Investment Performance, Advisory Fees and Expense Ratios

The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed fees were below both the average and median management fees and the average and median expense ratios of the peer groups of funds presented to the Board for comparison purposes using Morningstar data.

The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to the Adviser and the subadvisory fee paid to Elk Creek and specifically the net advisory fee retained by the Adviser at various asset levels. In analyzing the advisory and subadvisory fee split, the Independent Trustees also considered the split at similar levels inherent in the fee structure relating to the Harbor Small Cap Growth Fund. It was further noted that the net Institutional Class expense ratio was reasonable compared to peer funds deemed appropriate based on the data presented at the meeting. The Trustees observed that the incremental expenses of the Administrative Class and Investor Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately.

Profitability

The Trustees also noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and or absorb fund expenses while paying Elk Creek its fee and/or pay or reimburse fund expenses).

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Economies of Scale

The Trustees also concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing considerable fund expenses during the initial period of the Fund’s operations while paying Elk Creek its full subadviser’s fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Funds.

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TRUSTEES AND OFFICERS

(As of June 2014)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (50) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011–Present); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co-Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).	29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (75) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

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Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (67)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (44) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (42) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (39) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (45) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (61) Assistant Secretary	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

90

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

91

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

92

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex. U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

93

Glossary—Continued

MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

94

Glossary—Continued

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

95

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800.422.1050	Harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.DE.0414

Semi-Annual Report

April 30, 2014

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

Harbor Emerging Markets Equity Fund	HAEMX	HREMX	HIEEX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2014. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or by visiting harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2014
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund	5.98%	5.86%	5.79%
Harbor International Growth Fund	3.13	3.01	2.99
Harbor Global Growth Fund	2.68	2.52	2.45
Harbor Emerging Markets Equity Fund	-2.80	-3.00	-3.00

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2014
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	4.44%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth (ND)); international equity	3.36
Morgan Stanley Capital International World (MSCI World (ND)); global equity	6.32
Morgan Stanley Capital International All Country World (MSCI AC World (ND)); global equity	5.28
Morgan Stanley Capital International All Country World Ex. USA (MSCI ACWI Ex USA (ND)); global equity	2.91
Morgan Stanley Capital International Emerging Markets Index (MSCI EM (ND)); global equity	-2.98

	EXPENSE RATIOS[1]					Morningstar Average[2] (unaudited)
	2010*	2011*	2012*	2013*	2014[a]
HARBOR INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund
Institutional Class	0.79%	0.77%	0.77%	0.74%	0.73%	0.99%
Administrative Class	1.04	1.02	1.02	0.99	0.98	1.35
Investor Class	1.16	1.14	1.14	1.11	1.10	1.38
Harbor International Growth Fund
Institutional Class	0.87%	0.86%	0.87%	0.89%	0.85%	1.09%
Administrative Class	1.13	1.11	1.12	1.14	1.10	1.46
Investor Class	1.25	1.23	1.24	1.26	1.22	1.55
Harbor Global Growth Fund
Institutional Class	1.00%	1.00%	0.96%	0.90%	0.90%	1.03%
Administrative Class	1.25	1.25	1.21	1.15	1.15	1.33
Investor Class	1.37	1.37	1.30	1.27	1.27	1.35
Harbor Emerging Markets Equity Fund
Institutional Class	N/A	N/A	N/A	N/A	1.25%	1.32%
Administrative Class	N/A	N/A	N/A	N/A	1.50	1.66
Investor Class	N/A	N/A	N/A	N/A	1.62	1.70

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2014 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Unaudited annualized figures for the six-month period ended April 30, 2014.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

International equity markets generated mixed results for the first half of fiscal 2014. Stocks in developed international markets returned 4.44%, as measured by the MSCI EAFE (ND) Index, while shares of companies based in emerging economies lost ground, with the MSCI Emerging Markets (ND) Index posting a return of -2.98%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 6.32%. (All international and global returns are in U.S. dollars.)

Harbor International and Global Equity Funds

Among Harbor’s international and global equity funds, Harbor International Fund returned 5.98%, outpacing its MSCI EAFE (ND) Index benchmark by 154 basis points, or 1.54 percentage points. (All Harbor returns cited are for each fund’s Institutional Class shares.) Longer term, Harbor International Fund continued to outperform the index for the latest 5-year and 10-year periods and since its inception in 1987.

Harbor International Growth Fund recorded a return of 3.13%, outperforming its benchmark, the MSCI All Country World Ex. US (ND) Index, by 22 basis points. Harbor Global Growth Fund posted a return of 2.68%, trailing its MSCI AC World Index benchmark by 260 basis points. Longer term, Harbor Global Growth Fund continued to outperform the index since the Fund’s inception in 2009 and for the latest 12-month and 5-year periods.

In a difficult environment for stocks of emerging markets countries, Harbor Emerging Markets Equity Fund recorded a negative return while slightly outperforming its benchmark. The Fund, which began operations on November 1, 2013, returned -2.80%, compared with the -2.98% return of the MSCI Emerging Markets (ND) Index.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2014
	Unannualized		Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) (foreign stocks)	4.44%	13.35%	13.58%	6.93%	9.11%
MSCI World (ND) (global stocks)	6.32	16.62	16.03	7.17	9.54
MSCI EM (ND) (emerging markets)	-2.98	-1.84	11.08	11.09	N/A

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	7.68%	20.66%	19.59%	8.34%	11.18%
S&P 500 (large cap stocks)	8.36	20.44	19.14	7.67	11.24
Russell Midcap® (mid cap stocks)	7.76	21.25	21.87	10.40	12.81
Russell 2000® (small cap stocks)	3.08	20.50	19.84	8.67	9.99
Russell 3000® Growth	6.49	20.72	19.54	8.06	10.37
Russell 3000® Value	9.24	20.79	19.49	7.98	11.64

Strategic Markets
Dow Jones-UBS Commodity Total ReturnSM	10.07%	3.17%	4.59%	0.85%	N/A

Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	4.76%	6.30%	15.81%	8.69%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	1.74	-0.26	4.88	4.83	7.83%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.03	0.06	0.11	1.64	4.26

Domestic Equity, Strategic Markets, and Fixed Income

U.S. stocks rose in the first half of fiscal 2014, following a strong performance in fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned 7.68% in the six months ending April 2014. In fiscal 2013, the index returned over 29%.

Commodities rebounded after a sharp decline over the prior 12 months. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned 10.07%.

2

The taxable bond market had modestly positive results after interest rates rose in the first two months of the fiscal half year before declining in the last four months to end the fiscal first half with generally little change. Modest economic growth and limited inflation pressure caused interest rates to remain below the expectations in many forecasts as the fiscal first half came to a close. The broad U.S. investment-grade bond market returned 1.74%, as measured by the Barclays U.S. Aggregate Bond Index, while the Barclays U.S. TIPS Index, a measure of inflation-linked bonds, returned 0.70%. The BofA Merrill Lynch U.S. High Yield Index returned 4.76%, as bonds of lower-rated companies continued to attract the attention of investors seeking higher yields in a low interest rate environment. Money market investments produced barely positive returns as the Federal Reserve continued to hold short-term rates at historically low levels.

Harbor Funds Trustees

There have been several changes to the Harbor Funds Board of Trustees since the end of the 2013 fiscal year.

On December 31, 2013, Howard P. “Pete” Colhoun, retired as trustee emeritus of Harbor Funds. Pete Colhoun was a trustee or trustee emeritus of Harbor Funds since the fund family’s inception in 1986. Pete’s strong investment background and his prior experience as both a portfolio manager and mutual funds executive helped guide the early development of Harbor Funds. Pete counseled and mentored board members and senior members of the Harbor Funds team throughout his tenure on the board, always stressing the importance of acting in the best interests of shareholders, which is the focus of the Harbor Funds culture. Everyone affiliated with Harbor Funds has benefited from his wisdom and counsel. We wish Pete the very best in what we know will be an active retirement.

Three new trustees have joined the Harbor Funds board in fiscal 2014. Ann Spruill and Robert Kasdin joined the board in November 2013 and Scott Amero joined the board in May 2014. Each of the new trustees brings extensive investment and business experience to the board and shares the Harbor Funds’ commitment to acting in the best interests of our shareholders. The three additions to the Harbor Funds board brings the number of independent trustees to eight and positions the board to accommodate the expected retirement of two of the current independent trustees over the next three years, consistent with the board’s retirement policy.

Invest for the Long Term

Even in periods of good returns and calm in the financial markets, it is always important to remember that investing involves risk and markets are uncertain. No one can predict consistently how the equity and debt markets will perform in the shorter term.

Over the longer term, a diversified portfolio in an asset allocation that is consistent with your investment objectives and risk tolerance can be helpful in managing the risk and uncertainty of the markets. Harbor Funds’ equity, strategic markets, and fixed income funds can help investors create a balanced asset allocation plan to achieve their investment goals over the long term.

Thank you for your investment in Harbor Funds.

June 27, 2014

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Howard Appleby, CFA

Since 2009

Jean-Francois Ducrest

Since 2009

James LaTorre, CFA

Since 2009

Edward E. Wendell, Jr*

Since 2009

Northern Cross, LLC

has subadvised the

Fund since 2009.

INVESTMENT GOAL

Long-term total return,

principally from growth

of capital

PRINCIPAL STYLE CHARACTERISTICS

International large cap

value oriented stocks

*	Effective June 30, 2014, Edward E. Wendell, Jr. will step down from his investment responsibilities with the Fund before retiring from Northern Cross, LLC at the end of 2014.

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

Stocks in developed international markets moved higher in the six months ended April 30, 2014, as measured by the MSCI EAFE (ND) Index, which recorded a return of 4.44%. (All international and global returns are in U.S. dollars.) The advance occurred despite investor concerns over a variety of issues, including slower growth in China, geopolitical tensions in Ukraine, and questions about the potential impact of reduced monetary stimulus in the U.S. Shares of developing-market companies retreated, with the MSCI Emerging Markets (ND) Index posting a return of -2.98%.

All 10 economic sectors in the MSCI EAFE (ND) Index registered positive returns. Health Care and Utilities, sectors generally regarded as less vulnerable to global uncertainty, were among the better-performing areas of the index, as was the Energy sector. Consumer Discretionary, Financials, and Information Technology were among the weaker sectors in the index. Stocks of companies based in France, Germany, Switzerland, and the United Kingdom recorded solid single-digit returns and were major contributors to index results. Shares of Japanese companies lost ground.

PERFORMANCE

Harbor International Fund returned 5.98% (Institutional Class), 5.86% (Administrative Class), and 5.79% (Investor Class) for the first half of fiscal 2014, outpacing the 4.44% return of the MSCI EAFE (ND) Index. From a longer-term perspective, the Fund continued to outperform the benchmark since its inception in 1987 and for the 5 years and 10 years ended April 30.

Stock selection was the key driver of relative results in the fiscal first half, as the Fund outperformed the index in six of the eight economic sectors represented in the portfolio. Relative returns were strongest in the Financials sector, led by Italian bank Intesa Sanpaolo, whose share price advanced 37%; Swedish holding company Investment AB, up 20%; and Spanish bank Banco Santander, up 12%.

Holdings in the Industrials sector also posted strong relative returns, with solid performances by Swedish truck manufacturer Volvo, up 22%; French building materials maker Saint-Gobain, up 16%; and Japan-based industrial automation company Fanuc, up 12%. Other leading contributors included Danish insulin maker Novo Nordisk, up 35%; Swiss pharmaceutical company Novartis, up 11%; and U.K. building materials supplier CRH, up 18%.

Unfavorable selection in the Consumer Staples sector detracted somewhat from relative returns, as did an underweighted exposure to the Energy sector, one of the best-performing areas of the index. In the Consumer Staples sector, Japan Tobacco and British American Tobacco were among the biggest detractors from absolute performance. British American Tobacco was eliminated from the portfolio. Japanese automaker Toyota, which was among the portfolio’s leading performers in fiscal 2013, gave back some of its gains in the six months ended April 30; its shares were off by -17%. Other detractors included U.K.-based publisher Pearson and Swiss engineering group ABB.

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Schneider Electric SA	3.0%
Banco Bilbao Vizcaya Argentaria SA	2.8%
Roche Holding AG	2.6%
AXA SA	2.5%
Novo Nordisk AS	2.5%
Anheuser-Busch InBev NV	2.4%
Rolls-Royce Holdings plc	2.4%
SAP AG	2.4%
FANUC Corp.	2.3%
Lloyds Banking Group plc	2.3%

From a country-level perspective, the weak performance of companies based in Japan proved to be a plus for relative results, as investments in Japanese companies represented less than 9% of the Fund compared with about 20% of the index. In addition, the Fund’s Japan-based companies outperformed those in the index.

OUTLOOK AND STRATEGY

As of April 30, the Fund’s biggest overweights relative to the MSCI EAFE (ND) Index were in the Industrials, Consumer Staples, and Materials sectors. The biggest underweights were in Telecommunication Services and Utilities, where the portfolio had no exposure, and in the Energy sector. Relative to the benchmark, the Fund’s largest country exposures were in France and Switzerland, while the biggest underweights were in Japan, the United Kingdom, and Australia. The Fund’s sector and country exposures are primarily a reflection of our bottom-up stock selection process rather than a major element of investment strategy.

In our view the U.S. economy should continue to gain strength, and Europe, with support as needed from the European Central Bank, will continue its recovery. Japan’s economy has seen near-term improvement from recent policy initiatives, but we are not optimistic about its longer-term outlook. Growth in China has slowed but we think it will continue in its role as an important contributor to global growth.

We believe that our fundamental bottom-up approach to stock selection should continue to reward long-term investors. Despite recent volatility, we continue to focus on the long-term prospects of individual companies, including their ability to execute on a global basis, as opposed to where they are domiciled. We are seeing opportunities in a variety of areas, including robotics, pharmaceutical research, the electrical power grid, and selected Consumer Staples companies whose valuations have become more attractive.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.73%[a,b]

Total Net Assets (000s)	$43,131,435

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	0.98%[a,b]

Total Net Assets (000s)	$3,367,445

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.10%[a],b

Total Net Assets (000s)	$5,678,335

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	20		26

Weighted Average Market Cap (MM)	$71,226		$68,063

Price/Earning Ratio (P/E)	18.8x		18.1x

Price/Book Ratio (P/B)	2.3x		2.1x

Beta vs. MSCI EAFE (ND)	1.00		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2014)	6%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2015.

c	Unannualized.

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor International Fund
Institutional Class	5.98%	14.31%	15.98%	10.28%	12/29/1987	$132,971
Comparative Index
MSCI EAFE (ND)	4.44%	13.35%	13.58%	6.93%	—	$97,679

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor International Fund
Administrative Class	5.86%	14.04%	15.69%	10.00%	11/01/2002	$25,943
Investor Class	5.79%	13.90%	15.55%	9.85%	11/01/2002	$25,593
Comparative Index
MSCI EAFE (ND)	4.44%	13.35%	13.58%	6.93%	—	$19,536

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Net) and 0.76% (Gross) (Institutional Class); 0.99% (Net) and 1.01% (Gross) (Administrative Class); and 1.11% (Net) and 1.13% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 3.5%)

COMMON STOCKS—95.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.4%
71,343,415	Rolls-Royce Holdings plc (UK)*	$1,267,236

AUTO COMPONENTS—0.7%
21,819,467	Pirelli & C. SpA (IT)	367,355

AUTOMOBILES—3.0%
10,508,368	Daimler AG (GER)	978,320
11,310,900	Toyota Motor Corp. (JP)	611,107

		1,589,427

BANKS—11.4%
116,985,349	Banco Bilbao Vizcaya Argentaria SA (SP)	1,440,995
79,354,288	Banco Santander SA (SP)	789,231
17,307,860	Erste Group Bank AG (AUT)	581,966
224,916,929	Intesa Sanpaolo SpA (IT)	769,672
31,372,005	Itau Unibanco Holding SA ADR (BR)[2]	513,246
943,794,318	Lloyds Banking Group plc (UK)*	1,203,538
38,177,891	United Overseas Bank Ltd. (SGP)	664,491

		5,963,139

BEVERAGES—7.8%
11,484,305	Anheuser-Busch InBev NV (BEL)	1,251,741
37,371,430	Diageo plc (UK)	1,145,053
10,734,208	Heineken NV (NET)[1]	745,571
7,647,668	Pernod Ricard SA (FR)	917,785

		4,060,150

BUILDING PRODUCTS—1.9%
13,478,692	Compagnie de Saint-Gobain (FR)	825,778
5,454,100	LIXIL Group Corp. (JP)	144,533

		970,311

CAPITAL MARKETS—1.6%
38,663,315	UBS AG (SWS)*	808,599

CHEMICALS—4.7%
2,330,219	Air Liquide SA (FR)	333,379
4,801,614	Linde AG (GER)	997,222
9,916,661	Potash Corp. of Saskatchewan Inc. (CAN)	358,572
1,987,685	Syngenta AG (SWS)	787,106

		2,476,279

CONSTRUCTION MATERIALS—3.1%
28,049,304	CRH plc (IE)	817,716
8,823,981	Holcim Ltd. (SWS)*	809,304

		1,627,020

DIVERSIFIED FINANCIAL SERVICES—1.5%
20,602,145	Investor AB (SW)[1]	798,041

ELECTRICAL EQUIPMENT—5.6%
33,154,208	ABB Ltd. (SWS)*	798,223
9,164,331	Legrand SA (FR)	592,163
16,460,570	Schneider Electric SA (FR)	1,545,169

		2,935,555

FOOD PRODUCTS—3.2%
9,934,912	Danone (FR)[1]	733,584
11,790,409	Nestle SA (SWS)	911,213

		1,644,797

HEALTH CARE EQUIPMENT & SUPPLIES—1.4%
7,001,612	Essilor International SA (FR)	749,784

HEALTH CARE PROVIDERS & SERVICES—1.4%
4,366,990	Fresenius Medical Care AG & Co. KGaA (GER)	300,875
2,795,256	Fresenius SE & Co. KGaA (GER)	425,306

		726,181

HOTELS, RESTAURANTS & LEISURE—1.6%
9,310,171	Accor SA (FR)[1]	455,822
130,380,700	Genting Bhd (MAL)	391,888

		847,710

HOUSEHOLD PRODUCTS—0.8%
5,365,622	Reckitt Benckiser Group plc (UK)	433,145

INDUSTRIAL CONGLOMERATES—0.1%
15,716,647	Sime Darby Berhad (MAL)	45,465

INSURANCE—5.1%
6,365,290	Allianz SE (GER)[1]	1,107,750
50,254,088	AXA SA (FR)[1]	1,311,431
8,295,100	Tokio Marine Holdings Inc. (JP)	244,423

		2,663,604

MACHINERY—8.3%
31,731,795	Atlas Copco AB (SW)[1]	922,850
6,532,300	FANUC Corp. (JP)	1,178,661
12,776,500	Komatsu Ltd. (JP)	281,291
29,528,714	Sandvik AB (SW)	419,660
3,198,500	SMC Corp. (JP)	761,421
49,961,776	Volvo AB (SW)	791,102

		4,354,985

MEDIA—2.5%
11,185,700	Dentsu Inc. (JP)	458,756
8,446,271	JC Decaux SA (FR)[1]	346,720
26,701,254	Pearson plc (UK)	500,701

		1,306,177

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

METALS & MINING—3.8%
9,108,123	Anglo American plc (UK)	$243,488
8,698,308	Anglo American plc ADR (UK)[2]	115,427
11,093,119	Barrick Gold Corp. (CAN)	193,797
25,242,618	Freeport-McMoRan Copper & Gold Inc. (US)	867,589
104,866,949	Glencore Xstrata plc (UK)	565,837

		1,986,138

OIL, GAS & CONSUMABLE FUELS—3.3%
50,150,260	BG Group plc (UK)	1,014,505
12,043,093	Royal Dutch Shell plc (NET)	476,398
2,685,443	Royal Dutch Shell plc ADR (NET)[2]	211,452

		1,702,355

PERSONAL PRODUCTS—1.5%
4,446,174	L’Oreal SA (FR)[1]	766,276

PHARMACEUTICALS—7.4%
13,517,679	Novartis AG (SWS)	1,175,126
28,589,155	Novo Nordisk AS (DEN)	1,297,547
4,662,879	Roche Holding AG (SWS)	1,367,837

		3,840,510

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.5%
2,980,406	Unibail-Rodamco SE (FR)[1]	805,438

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.6%
38,944,000	Cheung Kong Holdings Ltd. (HK)	664,053
47,823,000	Hang Lung Properties Ltd. (HK)	143,258
891,000	Mitsubishi Estate Co. Ltd. (JP)	20,217

		827,528

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
20,125,870	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[2]	404,530

SOFTWARE—2.4%
15,494,696	SAP AG (GER)	1,252,390

TEXTILES, APPAREL & LUXURY GOODS—3.3%
10,521,747	Cie Financiere Richemont SA (SWS)	1,070,483
2,702,395	LVMH Moet Hennessy Louis Vuitton SA (FR)	532,356
159,559	Swatch Group AG (SWS)	102,603

		1,705,442

TOBACCO—1.6%
24,927,000	Japan Tobacco Inc. (JP)	819,314

TOTAL COMMON STOCKS (Cost $33,352,251)		49,744,881

PREFERRED STOCKS—1.1%
AEROSPACE & DEFENSE—0.0%
9,560,017,610	Rolls-Royce Holdings plc (UK)*	16,141	[x]

BANKS—1.1%
37,474,317	Banco Bradesco SA (BR)	557,808

TOTAL PREFERRED STOCKS (Cost $122,408)		573,949

RIGHTS/WARRANTS—0.1%

No. of Contracts		Value (000s)

BANKS—0.0%
79,354,288	Banco Santander SA (SP) 07/31/2014	16,792

HOTELS, RESTAURANTS & LEISURE—0.1%
30,633,782	Genting Bhd (MAL) $7.96-12/18/2018	27,111

TOTAL RIGHTS/WARRANTS (Cost $30,780)		43,903

SHORT-TERM INVESTMENTS—10.0%
Principal Amount (000s)
COMMERCIAL PAPER—2.7%
	Exxon Mobil Corp.
$510,617	0.040%—05/06/2014-05/12/2014	510,617
200,000	0.050%—05/02/2014-05/05/2014	200,000

		710,617

	General Electric Co.
342,111	0.050%—05/01/2014-05/13/2014	342,111

	Toyota Motor Credit
75,000	0.000%—05/07/2014	75,000
145,529	0.050%—05/06/2014-05/21/2014	145,529
150,000	0.060%—05/16/2014-05/19/2014	150,000

		370,529

		1,423,257

Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—7.3%
3,773,006,048	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.140%)[3]	3,773,006

TOTAL SHORT-TERM INVESTMENTS (Cost $5,196,263)		5,196,263

TOTAL INVESTMENTS—106.5% (Cost $38,701,702)		55,558,996

CASH AND OTHER ASSETS, LESS LIABILITIES—(6.5)%		(3,381,781)

TOTAL NET ASSETS—100.0%		$52,177,215

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$326,879	$40,651,390	$—	$40,978,269
Latin America	513,246	—	—	513,246
North America	1,419,958	—	—	1,419,958
Pacific Basin	404,530	6,428,878	—	6,833,408
Preferred Stocks
Europe	—	—	16,141	16,141
Latin America	557,808	—	—	557,808
Rights/Warrants
Europe	—	16,792	—	16,792
Pacific Basin	27,111	—	—	27,111
Short-Term Investments
Commercial Paper	—	1,423,257	—	1,423,257
Investment Company-Securities Lending Investment Fund	—	3,773,006	—	3,773,006

Total Investments in Securities	$3,249,532	$52,293,323	$16,141	$55,558,996

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2014[w] (000s)
Preferred Stocks	$7,231	$16,031	$(7,292)	$—	$—	$171	$—	$—	$16,141

Of the Level 1 investments presented above, certain Preferred Stocks valued at $557,808 were categorized in Level 2 at October 31, 2013. Transfers from Level 2 to Level 1 were the result of exchange traded products where quoted prices from an active market were not available (Level 2), and have become available (Level 1).

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2014 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)	$16,141	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	A portion or all of this security was out on loan as of April 30, 2014.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

3	Represents the investment of collateral received from securities lending activities.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2014 (000s)
Preferred Stocks	$110

x	Fair valued in accordance with Harbor Funds Valuation Procedures using pre-traded price, which is a Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Baillie Gifford Overseas Limited

Calton Square

1 Greenside Row

Edinburgh, Scotland

United Kingdom EHI 3AN

PORTFOLIO MANAGERS

Gerard Callahan

Since 2013

Iain Campbell

Since 2013

Joe Faraday, CFA

Since 2013

Paul Faulkner, CFA

Since 2013

Baillie Gifford has subadvised the Fund since 2013.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

Gerard Callahan

Iain Campbell

Joe Faraday

Paul Faulkner

Management’s Discussion of Fund Performance

MARKET REVIEW

International stocks gained ground in the six months ended April 30, 2014. The MSCI All Country World Ex. US (ND) Index returned 2.91%, with all 10 economic sectors posting positive results. (All international and global returns are in U.S. dollars.) The index is a gauge of equity performance across all capitalization ranges in both developed and emerging markets countries, excluding the U.S.

Health Care was the top-performing sector in the index with a total return of 12%, while Energy and Utilities registered returns of 5% or better. Consumer Discretionary and Financials, each up by less than 1%, were the weakest areas of index performance. From a country-level perspective, Japanese companies, which comprise one of the biggest segments of the index and were among its stronger performers in the prior 12 months, gave back some of their gains in the first half of fiscal 2014, posting an aggregate return of -5%.

PERFORMANCE

Harbor International Growth Fund returned 3.13% (Institutional Class), 3.01% (Administrative Class), and 2.99% (Investor Class) for the six months ended April 30, 2014. This compares with the 2.91% return of the MSCI All Country World Ex. US (ND) Index.

We saw encouraging contributions from an eclectic mix of companies in the portfolio over the first half of fiscal 2014. Scania, the Swedish truck manufacturer, responded strongly following an acquisition bid from Volkswagen, the German vehicle maker. Given that Volkswagen already holds a majority of the voting control in Scania and that the prevailing share price was trading close to the bid price, we sold the Scania shares and reinvested the proceeds across a number of existing holdings.

The portfolio also benefited from strong performance in the shares of Seek, an Australian online jobs board company, after it announced an acquisition aimed at consolidating its position in several of the Asian markets in which it operates. We believe that investors are starting to put greater emphasis on Seek’s international operations, which in the past had been largely ignored. We see promising avenues for growth for this company as job advertising continues to move online. We believe that the knowledge it has accumulated in growing its Australian business should help it to improve its international operations.

We saw poor returns from a number of companies in the portfolio. Most notable was the fall in share price of ASOS, the online fashion retailer. ASOS lowered its profit forecasts as a result of increased investment in the business. In contrast to the market’s reaction, we are pleased that ASOS is spending to improve its distribution infrastructure. As long-term investors, we think this investment, at the expense of short-term profits, could eventually benefit our holding in this company in the future.

The Japanese insurer MS&AD was not immune from weakness in the broader Japanese market and its shares were a detractor from portfolio performance. MS&AD has substantial holdings in a broad range of Japanese companies, causing its net asset value to

11

Harbor International Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Roche Holding AG	3.1%
BG Group plc	2.6%
Investment AB Kinnevik	2.4%
Svenska Handelsbanken AB	2.4%
Novo Nordisk AS	2.3%
Carlsberg AS	2.1%
Atlas Copco AB	2.0%
Unilever plc	2.0%
Samsung Electronics Co. Ltd.	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1.9%

fall in a period of market weakness. In the long run, we believe operational improvements in its insurance business, together with benefits from appreciation in its underlying portfolio of assets, should create a favorable environment for share-price performance.

OUTLOOK AND STRATEGY

We are committed to long-term investment in companies with potential for sustainable earnings growth. We believe that over a long enough time period share prices ultimately follow earnings. In an environment where short-term views seem increasingly prevalent, we believe that this approach gives the portfolio the potential to outperform the broader market.

The portfolio has been constructed from the bottom up, selecting stocks of growing businesses that we believe are positioned to add value over the long term. Any resulting allocations, whether by country, region, or business sector, are a residual output of our selection process.

Although we can’t know what will happen to the stock market over the next 6 to 12 months, we remain optimistic that we are selecting stocks in a global environment that should be favorable for long-term growth investors. While the stock market often responds negatively to withdrawals of liquidity by central banks, we think it is important to remember that such actions are a sign that the economy is recovering and circumstances are returning to normal. A return to economic normality, we believe, can only be good for the prospects of the companies in which we invest.

As part of our investment process, we are always considering a variety of competing new ideas for the Fund. At the same time, however, we are encouraged that our bar for inclusion seems to be moving higher given the potential for the businesses already in the portfolio. While we remain alert to important changes in the investment and economic environment, we believe we are more likely to add value to the portfolio by selecting stocks based on their growth potential over a time horizon of several years rather than months. We maintain a bias toward a low-turnover approach; this helps keep down costs while giving our portfolio companies the opportunity to realize their long-term growth potential.

This report contains the current opinions of Baillie Gifford Overseas Limited at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Net Expense Ratio	0.85%[a,b]

Total Net Assets (000s)	$198,758

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Net Expense Ratio	1.10%[a,b]

Total Net Assets (000s)	$1,193

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Net Expense Ratio	1.22%[a,b]

Total Net Assets (000s)	$19,325

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	27		46

Weighted Average Market Cap (MM)	$43,493		$60,467

Price/Earning Ratio (P/E)	18.6x		17.4x

Price/Book Ratio (P/B)	3.7x		2.1x

Beta vs. MSCI All Country World Ex. U.S. (ND) Index	0.98		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2014)	8%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2015.

c	Unannualized.

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the MSCI AC World Ex. U.S. (ND) Index and MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor International Growth Fund
Institutional Class	3.13%	8.90%	11.74%	6.32%	11/01/1993	$92,320
Comparative Index
MSCI AC World Ex. U.S. (ND)[c]	2.91%	9.76%	12.90%	7.61%	—	$104,107
MSCI EAFE Growth (ND)	3.36%	11.08%	14.13%	6.92%	—	$97,583

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the MSCI AC World Ex. U.S. (ND) Index and MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor International Growth Fund
Administrative Class	3.01%	8.64%	11.47%	6.07%	11/01/2002	$18,020
Investor Class	2.99%	8.55%	11.32%	5.93%	11/01/2002	$17,792
Comparative Index
MSCI AC World Ex. U.S. (ND)[c]	2.91%	9.76%	12.90%	7.61%	—	$20,821
MSCI EAFE Growth (ND)	3.36%	11.08%	14.13%	6.92%	—	$19,517
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 0.93% (Gross) (Institutional Class); 1.10% (Net) and 1.18% (Gross) (Administrative Class); and 1.22% (Net) and 1.30% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

c	Effective May 21, 2013, the Fund’s benchmark changed to the MSCI AC World Ex. U.S. (ND) Index from the MSCI EAFE Growth (ND) Index in order to better reflect the new subadviser’s investment strategy and broader range of countries and companies in which the Fund may invest.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 1.2%)

COMMON STOCKS—98.8%

Shares		Value (000s)

AUTOMOBILES—1.3%
12,692	Mahindra & Mahindra Ltd. (IND)	$227
146,568	Mahindra & Mahindra Ltd. GDR (IND)[1]	2,623

		2,850

BANKS—8.7%
5,759,500	Bank Negara Indonesia Persero Tbk PT (IDR)	2,407
411,500	BOC Hong Kong Holdings Ltd. (HK)	1,218
118,900	Itau Unibanco Holding SA ADR (BR)[2]	1,945
103,462	Standard Chartered plc (UK)	2,241
105,420	Svenska Handelsbanken AB (SW)	5,303
794,200	Turkiye Garanti Bankasi AS ADR (TUR)[2]	2,381
206,000	United Overseas Bank Ltd. (SGP)	3,585

		19,080

BEVERAGES—6.2%
91,100	Asahi Group Holdings Ltd. (JP)	2,517
46,499	Carlsberg AS (DEN)	4,651
62,620	Coca-Cola Enterprises Inc. (US)	2,846
374,493	Treasury Wine Estates Ltd. (AUS)	1,334

BEVERAGES—Continued
308,000	Tsingtao Brewery Co. Ltd. (CHN)	$2,243

		13,591

BIOTECHNOLOGY—0.8%
221,650	Mesoblast Ltd. (AUS)*	962
205,344	Protalix Bio Therapeutics Inc. (IL)*	831

		1,793

BUILDING PRODUCTS—1.3%
8,577	Geberit AG (SWS)	2,865

CAPITAL MARKETS—2.5%
190,526	Hargreaves Lansdown plc (UK)	3,771
84,136	UBS AG (SWS)*	1,760

		5,531

CHEMICALS—1.8%
70,683	Johnson Matthey plc (UK)	3,910

COMMERCIAL SERVICES & SUPPLIES—1.0%
240,154	Brambles Ltd. (AUS)	2,112

DIVERSIFIED FINANCIAL SERVICES—6.0%
32,464	Corp. Financiera Alba SA (SP)	2,002
67,123	Exor SpA (IT)	3,068
146,890	Investment AB Kinnevik (SW)	5,183
75,276	Investor AB (SW)	2,916

		13,169

ELECTRICAL EQUIPMENT—0.9%
31,510	Legrand SA (FR)	2,036

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.2%
441,111	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	2,534

ENERGY EQUIPMENT & SERVICES—1.1%
183,181	John Wood Group plc (UK)	2,429

FOOD & STAPLES RETAILING—5.7%
286,031	Clicks Group Ltd. (S. AFR)	1,744
23,655	Colruyt SA (BEL)	1,338
450,497	Distribuidora Internacional de Alimentacion SA (SP)	4,030
1,290,800	Puregold Price Club Inc. (PHIL)	1,332
9,900	Sugi Holdings Co. Ltd. (JP)	445
666,800	Wal-Mart de Mexico SAB de CV (MEX)	1,687
58,018	Woolworths Ltd. (AUS)	2,016

		12,592

FOOD PRODUCTS—3.7%
50,984	Nestle SA (SWS)	3,940
95,005	Unilever plc (UK)	4,250

		8,190

HEALTH CARE EQUIPMENT & SUPPLIES—4.2%
12,899	BioMerieux (FR)	1,409
69,243	Cochlear Ltd. (AUS)	3,785
45,600	Mindray Medical International Ltd. ADR (CHN)[2]	1,508
83,000	Olympus Corp. (JP)*	2,535

		9,237

HOTELS, RESTAURANTS & LEISURE—3.1%
504,837	Aristocrat Leisure Ltd. (AUS)	2,369
660,000	Cafe de Coral Holdings Ltd. (HK)	2,080
316,126	Mitchells & Butlers plc (UK)*	2,355

		6,804

INDUSTRIAL CONGLOMERATES—1.6%
19,600	Jardine Matheson Holdings Ltd. (SGP)	1,224

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INDUSTRIAL CONGLOMERATES—Continued
61,000	Jardine Strategic Holdings Ltd. (SGP)	$2,182

		3,406

INSURANCE—3.2%
164,100	MS&AD Insurance Group Holdings (JP)	3,681
14,351	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	3,409

		7,090

INTERNET & CATALOG RETAIL—4.4%
52,476	ASOS plc (UK)*	3,803
271,100	Rakuten Inc. (JP)	3,518
703,730	Trade Me Group Ltd. (NZ)	2,401

		9,722

INTERNET SOFTWARE & SERVICES—1.6%
22,100	Baidu Inc ADR (CHN)*[2]	3,400

LEISURE PRODUCTS—2.5%
36,900	Sankyo Co. Ltd. (JP)	1,476
39,600	Shimano Inc. (JP)	3,958

		5,434

LIFE SCIENCES TOOLS & SERVICES—1.0%
9,628	Mettler-Toledo International Inc. (SWS)*	2,244

MACHINERY—8.9%
157,370	Atlas Copco AB (SW)[3]	4,292
263,145	CNH Industrial NV (IT)	3,074
63,664	Kone OYJ (FIN)	2,729
15,909	Schindler Holding AG (SWS)	2,465
7,300	SMC Corp. (JP)	1,738
139,800	THK Co. Ltd. (JP)	2,955
50,114	Weir Group plc (UK)	2,279

		19,532

MEDIA—2.9%
35,784	Naspers Ltd. (S. AFR)	3,382
74,256	Rightmove plc (UK)	3,025

		6,407

METALS & MINING—1.7%
80,795	BHP Billiton plc (UK)	2,623
260,003	Kazakhmys plc (UK)	1,048

		3,671

OIL, GAS & CONSUMABLE FUELS—3.6%
276,505	BG Group plc (UK)	5,594
30,978	Total SA (FR)	2,216

		7,810

PERSONAL PRODUCTS—1.7%
100,600	Kao Corp. (JP)	3,787

PHARMACEUTICALS—5.4%
111,715	Novo Nordisk AS (DEN)	5,070
22,905	Roche Holding AG (SWS)	6,719

		11,789

PROFESSIONAL SERVICES—2.6%
52,251	Intertek Group plc (UK)	2,574
202,677	Seek Ltd. (AUS)	3,174

		5,748

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
457,844	Imagination Technologies Group plc (UK)*	1,524
3,162	Samsung Electronics Co. Ltd. (S. KOR)	4,123
202,500	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[2]	4,070

		9,717

SPECIALTY RETAIL—1.4%
20,238	Inditex SA (SP)	3,041

TEXTILES, APPAREL & LUXURY GOODS—1.6%
15,736	Adidas AG (GER)	1,682
1,198,000	Li & Fung Ltd. (HK)	1,744

		3,426

TOBACCO—0.8%
40,978	Imperial Tobacco Group plc (UK)	1,771

TOTAL COMMON STOCKS (Cost $205,372)		216,718

SHORT-TERM INVESTMENTS—2.5%
Principal Amount (000s)
REPURCHASE AGREEMENTS—0.4%
$986	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $1,007)	986

Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—2.1%
4,524,043	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.140%)[4]	4,524

TOTAL SHORT-TERM INVESTMENTS (Cost $5,510)		5,510

TOTAL INVESTMENTS—101.3% (Cost $210,882)		222,228

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.3)%		(2,952)

TOTAL NET ASSETS—100.0%		$219,276

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$5,126	$—	$5,126
Europe	2,244	117,367	—	119,611
Latin America	3,632	—	—	3,632
Middle East/Central Asia	831	2,850	—	3,681
North America	2,846	—	—	2,846
Pacific Basin	8,978	72,844	—	81,822
Short-Term Investments
Repurchase Agreements	—	986	—	986
Investment Company-Securities Lending Investment Fund	—	4,524	—	4,524

Total Investments in Securities	$18,531	$203,697	$—	$222,228

There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

3	A portion or all of this security was out on loan as of April 30, 2014.

4	Represents the investment of collateral received from securities lending activities.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital Management, LLC

1200 17th Street Suite 1600 Denver, CO 80202

PORTFOLIO MANAGERS

Thomas F. Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential

Thomas F. Marsico

James Gendelman

Management’s Discussion of Fund Performance

MARKET REVIEW

Global equity markets posted positive returns for the six months ended April 30, 2014, despite volatility below the surface. Investors grappled with concerns about U.S. Federal Reserve policy, slower growth in emerging markets, rising equity valuations, weaker U.S. economic data, and geopolitical tensions in Ukraine. Despite a string of weak job gains at the end of calendar 2013 and a difficult winter—which affected retail sales, job growth, construction activity, and the housing market—the U.S. economy continued to expand.

A focus of discussions for U.S. markets involved prospective Federal Reserve policy, including the central bank’s intentions to taper quantitative easing. During the fiscal first half, the Fed stayed the course by gradually reducing its monthly purchases of U.S. Treasury securities. In her first news conference as Federal Reserve Chair, Janet Yellen offered a potential timetable for future increases in U.S. short-term interest rates.

Developed international equity markets, as measured by the MSCI EAFE (ND) Index, posted a 4.44% return (all returns cited are in U.S. dollars), which, while positive, lagged many U.S. equity indices. The European Central Bank, under the leadership of President Mario Draghi, announced that it could support sovereign debt through additional measures, potentially including bond purchases similar to the quantitative easing used in the U.S. While European growth remained sluggish, our view is that the acute crisis for the Continent appears to have ended. Central bank commitment to support growth in Japan through measures taken to weaken its currency helped boost profitability for Japan’s exporters.

The MSCI All Country World (ND) Index posted a return of 5.28% for the six months ended April 30, 2014. All 10 sectors of the index registered positive returns. Health Care was the strongest-performing sector of the benchmark index with a return of 11%. Utilities and Information Technology registered returns of approximately 9%. Consumer Discretionary and Telecommunication Services were the weakest-performing sectors of the index with returns of just over 1%.

PERFORMANCE

Harbor Global Growth Fund posted a positive return but underperformed its benchmark index for the fiscal first half. The Fund returned 2.68% (Institutional Class), 2.52% (Administrative Class), and 2.45% (Investor Class), compared with the MSCI All Country World (ND) Index return of 5.28%. Longer term, the Fund outperformed the index for the latest 12-month and 5-year periods and since its inception in 2009.

Stock selection in the Information Technology sector was the primary detractor from Fund performance, both absolute and relative to the benchmark index. Cloud software provider Salesforce.com posted a double-digit stock-price decline. Payments processor Visa, e-commerce holding MercadoLibre, and semiconductor equipment company ASML also posted negative returns. The Fund sold MercadoLibre.

Consumer Discretionary was a weak-performing area of the benchmark index, and the Fund’s relative performance was hampered by an above-index allocation to the sector. Within the sector, portfolio positions in casino operator Wynn Macau, auto parts retailer LKQ, and PriceSmart, an operator of membership warehouse clubs in Central America and the Caribbean, detracted from performance. All posted double-digit share-price declines.

18

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Canadian Pacific Railway Ltd.	5.2%
Gilead Sciences Inc.	4.7%
Facebook Inc.	4.1%
Priceline Group Inc.	4.0%
Continental Resources Inc.	3.5%
Biogen Idec Inc.	3.4%
Google Inc.	3.4%
Safran SA	3.4%
Alsea SAB de CV	3.2%
Schlumberger Ltd.	3.2%

Aerospace holdings Safran and Rolls-Royce posted negative returns and were the Fund’s primary detractors within the Industrials sector. Rolls-Royce was sold from the portfolio.

There were several areas of strength for the Fund, including stock selection in the Energy sector, which benefited performance relative to the benchmark. Continental Resources, a driller and producer in the Bakken Shale region, posted a double-digit stock-price gain and was a material contributor. Other strong-performing individual holdings for the Fund included biotechnology companies Biogen Idec and Gilead Sciences. From a sector-allocation perspective, the Fund was aided by an overweighted exposure to Health Care, the strongest-performing sector of the benchmark index, as well as a below-index allocation to the weak-performing Financials sector.

Although active currency management is not a central facet of our investment process, fluctuations in major world currencies can at times affect performance. During the fiscal first half, the net effect of currency moves was positive for both absolute and relative returns for the Fund. For example, Fund performance was helped by having no exposure to companies whose securities were denominated in the Japanese yen, which weakened during the latest six months.

OUTLOOK AND STRATEGY

As of April 30, the Fund’s largest sector overweights relative to the benchmark index were in the Consumer Discretionary, Industrials, and Information Technology sectors. The most significant underweights relative to the index were Financials and Consumer Staples sectors. The Fund had no exposure to the Utilities sector during the fiscal first half and sold its remaining positions in the Financials and Telecommunication Services sectors prior to April 30.

In terms of country allocations, the Fund’s most significant weightings were the U.S., France, and Canada. Country-level weightings generally should be considered a residual of our bottom-up stock selection process rather than a major, proactive facet of investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Growth Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	0.90%[a,b]

Total Net Assets (000s)	$25,807

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.15%[a,b]

Total Net Assets (000s)	$748

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.27%[a,b]

Total Net Assets (000s)	$6,588

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	11		46

Weighted Average Market Cap (MM)	$62,496		$87,626

Price/Earning Ratio (P/E)	25.8x		18.9x

Price/Book Ratio (P/B)	5.8x		2.7x

Beta vs. MSCI AC World Index (ND)	1.06		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2014)	89%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2015.

c	Unannualized.

20

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the MSCI AC World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Global Growth Fund
Institutional Class	2.68%	21.11%	20.37%	23.98%	03/01/2009	$151,843
Comparative Index
MSCI AC World (ND)	5.28%	14.40%	15.42%	19.21%	—	$123,946

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the MSCI AC World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Global Growth Fund
Administrative Class	2.52%	20.81%	20.05%	23.67%	03/01/2009	$29,977
Investor Class	2.45%	20.64%	19.90%	23.52%	03/01/2009	$29,785
Comparative Index
MSCI AC World (ND)	5.28%	14.40%	15.42%	19.21%	—	$24,789

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.14% (Gross) (Institutional Class); 1.15% (Net) and 1.39% (Gross) (Administrative Class); and 1.27% (Net) and 1.51% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

21

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 0.3%)

COMMON STOCKS—99.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—9.1%
8,014	General Dynamics Corp. (US)	$877
16,498	Safran SA (FR)	1,110
31,052	Zodiac Aerospace (FR)	1,033

		3,020

AUTOMOBILES—4.4%
5,455	Bayerische Motoren Werke AG (GER)	686
20,857	Tata Motors Ltd. ADR (IND)[1]	780

		1,466

BIOTECHNOLOGY—8.1%
3,929	Biogen Idec Inc. (US)*	1,128
19,964	Gilead Sciences Inc. (US)*	1,567

		2,695

CHEMICALS—6.1%
9,280	Monsanto Co. (US)	1,027
4,971	Sherwin-Williams Co. (US)	994

		2,021

COMMERCIAL SERVICES & SUPPLIES—2.5%
20,201	Tyco International Ltd. (SWS)	826

DISTRIBUTORS—0.5%
6,035	LKQ Corp. (US)*	176

ELECTRICAL EQUIPMENT—1.6%
5,739	Schneider Electric SA (FR)	539

ENERGY EQUIPMENT & SERVICES—3.3%
10,597	Schlumberger Ltd. (US)	1,076

FOOD & STAPLES RETAILING—2.7%
9,434	PriceSmart Inc. (US)	906

FOOD PRODUCTS—0.8%
2,707	Keurig Green Mountain Inc. (US)	254

HEALTH CARE EQUIPMENT & SUPPLIES—1.1%
23,522	Novadaq Technologies Inc. (CAN)*	368

HOTELS, RESTAURANTS & LEISURE—11.9%
309,800	Alsea SAB de CV (MEX)*	1,072
116,265	Domino’s Pizza Group plc (UK)	1,010
11,831	Starwood Hotels & Resorts Worldwide Inc. (US)	907

HOTELS, RESTAURANTS & LEISURE—Continued
239,200	Wynn Macau Ltd. (HK)	$945

		3,934

INTERNET & CATALOG RETAIL—4.0%
1,151	Priceline Group Inc. (US)*	1,332

INTERNET SOFTWARE & SERVICES—7.6%
22,585	Facebook Inc. (US)*	1,350
2,172	Google Inc. (US)*	1,153

		2,503

IT SERVICES—2.9%
4,727	VISA Inc. (US)	958

MEDIA—4.9%
55,814	British Sky Broadcasting Group plc (UK)	831
9,788	Walt Disney Co. (US)	776

		1,607

OIL, GAS & CONSUMABLE FUELS—4.8%
6,450	Antero Resources Corp. (US)*	423
8,350	Continental Resources Inc. (US)*	1,157

		1,580

PHARMACEUTICALS—3.2%
6,572	Pacira Pharmaceuticals Inc. (US)*	450
2,070	Roche Holding AG (SWS)	607

		1,057

ROAD & RAIL—5.2%
11,103	Canadian Pacific Railway Ltd. (CAN)	1,734

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.5%
10,147	ASML Holding NV (NET)	826
57,000	Infineon Technologies Ltd. (GER)	663

		1,489

SOFTWARE—3.0%
19,174	Salesforce.com Inc. (US)*	990

SPECIALTY RETAIL—3.0%
17,228	TJX Cos. Inc. (US)	1,002

TEXTILES, APPAREL & LUXURY GOODS—4.5%
2,077	Hermes International (FR)	729
13,347	Luxottica Group SpA ADR (IT)[1]	764

		1,493

TOTAL COMMON STOCKS (Cost $29,907)		33,026

SHORT-TERM INVESTMENTS—0.4%
(Cost $135)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$135	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $139)	135

TOTAL INVESTMENTS—100.1% (Cost $30,042)		33,161

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(18)

TOTAL NET ASSETS—100.0%		$33,143

22

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$2,416	$7,208	$—	$9,624
Latin America	—	1,072	—	1,072
Middle East/Central Asia	780	—	—	780
North America	20,605	—	—	20,605
Pacific Basin	—	945	—	945
Short-Term Investments
Repurchase Agreements	—	135	—	135

Total Investments in Securities	$23,801	$9,360	$—	$33,161

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2014 (000s)
Preferred Stocks	$10	$—	$(10)	$—	$—	$—	$—	$—	$—

There were no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Emerging Markets Equity Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Oaktree Capital Management, L.P.

333 South Grand Avenue,

28th Floor

Los Angeles, CA 90071

PORTFOLIO MANAGERS

Frank Carroll

Since 2013

Tim Jensen

Since 2013

Oaktree has subadvised the Fund since its inception in 2013.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPLE STYLE CHARACTERISTICS

Equity securities of emerging market companies of any size

Frank Carroll

Tim Jensen

Management’s Discussion of Fund Performance

MARKET REVIEW

Stocks of companies headquartered in developing markets lost ground in the six months ended April 30, 2014. The MSCI Emerging Markets (ND) Index posted a return of -2.98%. (All international and global returns are in U.S. dollars.) The fiscal first half was very volatile. At its worst, the index fell more than 10% by early February following a barrage of bad news. Markets then rallied in a very uneven fashion to finish the period well off the lows. We were encouraged that returns were noticeably diverse by market, as companies reporting even marginal improvements in fundamentals were handsomely rewarded. We believe that such an environment should reward investment styles focused on bottom-up security selection.

Currencies in a number of countries were particularly weak in January, especially the Turkish lira, South African rand, Russian ruble, and Brazilian real. This can be attributed to weak or weakening trade or current-account balances, continued tapering of monetary stimulus by the U.S. Federal Reserve, domestic or international political issues, and contagion from other currency upheavals, including the devaluation of the Argentine peso in late January. With the exception of the ruble, currency valuations largely hit their lowest levels in late January and then strengthened after various central banks raised interest rates to defend their currencies.

The Chinese economy continued to slow as Chinese authorities tightened monetary policy and worked to reduce the economy’s reliance on fixed-asset investment. News regarding rumored or actual defaults also weighed on financial markets. The Russian stock market was already suffering from slowing economic growth and currency weakness before being hit by geopolitical tensions following Russia’s intervention in and subsequent annexation of Crimea.

Retail-investor sentiment toward emerging markets remained weak during the fiscal first half. Fund-tracking firm EPFR Global reported consistent net redemptions from the emerging market mutual funds and exchange-traded funds it monitors. According to its data, emerging market funds experienced 22 consecutive weeks of net redemptions before a net weekly inflow occurred in early April.

Despite an abundance of bad news, emerging markets equities rallied off of their lows. Correlations across markets fell, which we see as an encouraging development. Indonesia and India, two of the high-current-account-deficit economies identified in a Morgan Stanley report last summer as the “Fragile Five” (the others being Brazil, South Africa, and Turkey), rallied sharply after reporting significant reductions in their trade deficits and as a more encouraging outlook emerged for upcoming national elections. Correlations within industry groups also fell, as individual stocks reacted strongly to earnings reports. Shares of some heavily-shorted names rose after earnings announcements that met or exceeded analyst estimates, while previously high-flying momentum stocks gave back some of their gains after reporting soft results. Some of the market leaders of the past few years, including Internet, Macau gaming, and luxury consumer stocks, performed poorly during March and April, while previous laggards such as Petrobras, the Brazilian oil and gas company, rallied. Given our bottom-up emphasis on stock picking, we welcome lower correlations.

PERFORMANCE

Harbor Emerging Markets Equity Fund finished the first half of fiscal 2014 in negative territory, in line with its MSCI Emerging Markets (ND) Index benchmark. The Fund

24

Harbor Emerging Markets Equity Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Samsung Electronics Co. Ltd.	6.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.9%
Petroleo Brasileiro SA ADR	3.7%
MediaTek Inc	2.6%
Tata Motors Ltd. ADR	2.5%
Vale SA ADR	2.5%
Industrial & Commercial Bank of China Ltd.	2.4%
Cemex SAB de CV ADR	2.2%
China Construction Bank Corp.	2.2%
BB Seguridade Participacoes SA	2.0%

returned -2.80% (Institutional Class) and -3.00% (Administrative and Investor Classes), compared with the benchmark return of -2.98%.

Strong stock selection in Mexico and Taiwan boosted Fund returns relative to the benchmark, while above-index exposures in Russia and China, along with unfavorable stock selection in China, detracted from relative performance. By sector, selection among Consumer Discretionary and Materials stocks helped returns, while selection in the Energy and Information Technology sectors was a drag on performance. The Fund’s Energy exposure was heavily weighted to Russia and China, making it difficult to separate the country effect from the sector effect.

OUTLOOK AND STRATEGY

Emerging markets valuations are attractive from several perspectives, in our view. For the MSCI Emerging Markets (ND) Index benchmark, the ratio of price to book value stood at about 1.5 and the price/earnings ratio was less than 11 times 2014 estimates, as of April 30. Both of these ratios represent significant discounts to recent history and to developed markets. We believe that emerging markets earnings multiples also look attractive relative to yields on emerging markets sovereign debt. After a number of years of consistent downward earnings revisions, estimates for 2014 earnings were fairly resilient during the most recent results-reporting period. In addition, after several years of relative weakness, revisions in earnings estimates were very similar to those for developed markets.

We continue to monitor the impact of major macroeconomic factors on developing markets, including tighter global monetary policy given Federal Reserve tapering, the slowdown of Chinese economic and credit growth, a return of commodity demand to more normal levels, and the potential positive impact of improved economic growth in the developed world. The Russian intervention in Ukraine was an unwelcome surprise, but we are closely monitoring diplomatic developments and potential further sanctions. Our view is that Russian equities will probably require a clear de-escalation of tensions with Ukraine and the West before they can perform well. Given current valuations we believe there is substantial potential upside, so we are sticking with our exposure despite the volatility.

We were encouraged by the recent increased dispersion of returns at the country and stock levels. Although several of our investments were hurt by unfavorable earnings reports, we will gladly take our chances in a market that rewards or punishes individual company announcements.

This report contains the current opinions of Oaktree Capital Management, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Emerging Markets Equity Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2036

Cusip	411512692

Ticker	HAEMX

Inception Date	11/01/2013

Net Expense Ratio	1.25%[a] ,b

Total Net Assets (000s)	$15,242

ADMINISTRATIVE CLASS

Fund #	2236

Cusip	411512684

Ticker	HREMX

Inception Date	11/01/2013

Net Expense Ratio	1.50%[a] ,b

Total Net Assets (000s)	$243

INVESTOR CLASS

Fund #	2436

Cusip	411512676

Ticker	HIEEX

Inception Date	11/01/2013

Net Expense Ratio	1.62%[a],b

Total Net Assets (000s)	$295

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	15		23

Weighted Average Market Cap ($MM)	47,456		42,113

Price/Earning Ratio (P/E)	16.9x		14.5x

Price/Book Ratio (P/B)	2.8x		2.2x

Beta vs. MSCI EM (ND) Index	1.06		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2014)	32%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2015.

c	Unannualized.

26

Harbor Emerging Markets Equity Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2013 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Emerging Markets Equity Fund
Institutional Class	-2.80%	N/A	N/A	-2.80%	11/1/2013	$48,603
Comparative Index
MSCI Emerging Markets (ND)	-2.98%	N/A	N/A	-2.98%	—	$48,509

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2013 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Emerging Markets Equity Fund
Administrative Class	-3.00%	N/A	N/A	-3.00%	11/1/2013	$9,700
Investor Class	-3.00%	N/A	N/A	-3.00%	11/1/2013	$9,700
Comparative Index
MSCI Emerging Markets (ND)	-2.98%	N/A	N/A	-2.98%	—	$9,702

As stated in the Fund’s current prospectus, the expense ratios were 1.25% (Net) and 2.19% (Gross) (Institutional Class); 1.50% (Net) and 2.44% (Gross) (Administrative Class); and 1.62% (Net) and 2.56% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on estimated amounts for the current fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Unannualized.

27

Harbor Emerging Markets Equity Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 2.0%)

COMMON STOCKS—98.0%

Shares		Value (000s)
AUTOMOBILES—5.2%
34,500	Great Wall Motor Co. Ltd. (CHN)	$157
1,269	Hyundai Motor Co. (S. KOR)	283
10,300	Tata Motors Ltd. ADR (IND)[1]	385

		825

BANKS—11.0%
286,600	Bank Rakyat Indonesia Persero Tbk PT (IDR)	246
503,000	China Construction Bank Corp. (CHN)	348
31,135	Grupo Financiero Banorte SAB de CV (MEX)	207
631,000	Industrial & Commercial Bank of China Ltd. (CHN)	376
236,000	Mega Financial Holding Co. Ltd. (TW)	181
20,071	Sberbank of Russia ADR (RUS)[1]	169
31,561	Turkiye Halk Bankasi AS (TUR)	212

		1,739

BEVERAGES—3.6%
32,100	AMBEV SA ADR (BR)[1]	233
7,521	Coca-Cola Icecek AS (TUR)	177
22,000	Tsingtao Brewery Co. Ltd. (CHN)	160

		570

CAPITAL MARKETS—2.5%
487,100	China Cinda Asset Management Co. Ltd. (CHN)*	246
301,000	Yuanta Financial Holding Co. Ltd. (TW)	150

		396

CHEMICALS—1.5%
20,092	Phosagro OAO GDR (RUS)[2]	234

CONSTRUCTION MATERIALS—2.2%
27,560	Cemex SAB de CV ADR (MEX)*[1]	348

DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
9,900	Telefonica Brasil SA ADR (BR)[1]	210

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
41,000	Delta Electronics Inc. (TW)	252
917	Samsung SDI Co. Ltd. (S. KOR)	134

		386

FOOD & STAPLES RETAILING—2.7%
5,100	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (BR)[1]	$242
3,881	Magnit OJSC GDR (RUS)[2]	184

		426

FOOD PRODUCTS—4.2%
254,800	Indofood CBP Sukses Makmur Tbk PT (IDR)	221
90,000	Tingyi Cayman Islands Holding Corp. (CHN)	250
57,890	Universal Robina Corp. (PHIL)	190

		661

HEALTH CARE PROVIDERS & SERVICES—1.2%
45,300	Odontoprev SA (BR)	182

HOTELS, RESTAURANTS & LEISURE—3.4%
39,000	Galaxy Entertainment Group Ltd. (CHN)*	308
30,800	Sands China Ltd. (CHN)	226

		534

HOUSEHOLD DURABLES—1.1%
67,000	Haier Electronics Group Co. Ltd. (CHN)	165

INDUSTRIAL CONGLOMERATES—1.1%
3,535	Industries Qatar QSC (QA)	173

INSURANCE—5.6%
27,500	BB Seguridade Participacoes SA (BR)	322
85,000	China Pacific Insurance Group Co. Ltd. (CHN)	266
34,168	Discovery Ltd. (S. AFR)	297

		885

INTERNET & CATALOG RETAIL—1.0%
13,847	B2W Cia Digital (BR)*	154

INTERNET SOFTWARE & SERVICES—1.0%
2,400	Tencent Holdings Ltd. (CHN)	151

MEDIA—3.7%
9,700	Grupo Televisa SAB ADR (MEX)[1]	318
2,885	Naspers Ltd. (S. AFR)	273

		591

METALS & MINING—5.0%
10,100	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	183
73,100	Grupo Mexico SAB de CV (MEX)	220
32,800	Vale SA ADR (BR)[1]	389

		792

OIL, GAS & CONSUMABLE FUELS—11.5%
57,500	China Shenhua Energy Co. Ltd. (CHN)	156
148,000	CNOOC Ltd. (CHN)	244
22,272	Gazprom OAO ADR (RUS)[1]	161
3,742	Lukoil OAO ADR (RUS)[1]	198
41,600	Petroleo Brasileiro SA ADR (BR)*[1]	577
19,800	Reliance Industries Ltd. PN (IND)[3]	307
27,403	Rosneft OAO GDR (RUS)[2]	172

		1,815

REAL ESTATE MANAGEMENT & DEVELOPMENT—3.0%
99,174	Emaar Properties PJSC (UAE)	295
134,500	Longfor Properties Co. Ltd. (CHN)	174

		469

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—15.7%
17,000	ASM Pacific Technology Ltd. (CHN)	189
443,000	GCL-Poly Energy Holdings Ltd. (CHN)*	133
26,000	MediaTek Inc. (TW)	407
723	Samsung Electronics Co. Ltd. (S. KOR)	943

28

Harbor Emerging Markets Equity Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
30,500	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	$613
17,500	Trina Solar Ltd. ADR (CHN)*[1]	196

		2,481

SPECIALTY RETAIL—1.2%
1,116	Dufry AG (SWS)*	185

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.7%
238,000	Lenovo Group Ltd. (CHN)	271

TOBACCO—1.7%
48,600	ITC Ltd. PN (IND)[3]	275

TRANSPORTATION INFRASTRUCTURE—1.1%
29,000	Airports of Thailand pcl (THA)	175

WIRELESS TELECOMMUNICATION SERVICES—2.3%
37,359	Bharti Airtel Ltd. PN (IND)[3]	203
9,700	Mobile Telesystems OJSC ADR (RUS)[1]	163

		366

TOTAL COMMON STOCKS (Cost $15,719)		15,459

SHORT-TERM INVESTMENTS—1.3%
(Cost $206)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$206	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $213)	$206

TOTAL INVESTMENTS—99.3% (Cost $15,925)		15,665

CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		115

TOTAL NET ASSETS—100.0%		$15,780

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$183	$570	$—	$753
Europe	163	1,692	—	1,855
Latin America	2,499	903	—	3,402
Middle East/Central Asia	1,170	468	—	1,638
Pacific Basin	809	7,002	—	7,811
Short-Term Investments
Repurchase Agreements	—	206	—	206

Total Investments in Securities	$4,824	$10,841	$—	$15,665

There were no Level 3 holdings at November 1, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

3	PN after the name of an Indian holding stands for Participatory Notes representing ownership of Indian securities. PNs are issued by Indian banking organizations.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2013 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost*	$38,701,702	$210,882	$30,042	$15,925
Investments, at value	$55,558,996	$221,242	$33,026	$15,459
Repurchase agreements	—	986	135	206
Cash	139,826	1	—	—
Foreign currency, at value (cost: $0, $204, $3, $0)	—	205	3	—
Receivables for:
Investments sold	30,449	—	—	—
Capital shares sold	65,639	200	3	—
Dividends	180,404	617	18	48
Interest	20	—	—	—
Securities lending income	4,976	24	—	—
Withholding tax	81,122	886	26	—
Prepaid registration fees	146	14	16	33
Prepaid fund insurance	107	1	—	—
Other assets	1,028	51	11	51
Total Assets	56,062,713	224,227	33,238	15,797
LIABILITIES
Payables for:
Investments purchased	—	—	6	—
Foreign currency spot contracts	18	—	—	—
Capital shares reacquired	63,908	78	53	—
Collateral for securities loaned	3,773,006	4,524	—	—
Accrued expenses:
Management fees	27,270	135	21	13
12b-1 fees	1,824	4	1	—
Transfer agent fees	2,864	12	2	1
Trustees’ fees and expenses	209	3	—	—
Other	16,399	195	12	3
Total Liabilities	3,885,498	4,951	95	17
NET ASSETS	$52,177,215	$219,276	$33,143	$15,780
Net Assets Consist of:
Paid-in capital	$36,762,449	$376,095	$25,574	$16,158
Accumulated undistributed net investment income/(loss)	(99,247)	1,244	13	2
Accumulated net realized gain/(loss)	(1,345,975)	(169,443)	4,436	(120)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	16,859,988	11,380	3,120	(260)
	$52,177,215	$219,276	$33,143	$15,780
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$43,131,435	$198,758	$25,807	$15,242
Shares of beneficial interest[1]	587,585	15,036	1,163	1,569
Net asset value per share[2]	$73.40	$13.22	$22.19	$9.72
Administrative Class
Net assets	$3,367,445	$1,193	$748	$243
Shares of beneficial interest[1]	46,228	91	34	25
Net asset value per share[2]	$72.84	$13.15	$22.07	$9.70
Investor Class
Net assets	$5,678,335	$19,325	$6,588	$295
Shares of beneficial interest[1]	78,204	1,472	300	30
Net asset value per share[2]	$72.61	$13.13	$21.96	$9.70

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor International & Global Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2014 (Unaudited)

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$560,536	$2,839	$186	$98
Net securities lending income	6,925	45	—	—
Interest	411	—	—	—
Foreign taxes withheld	(54,405)	(293)	(10)	(7)
Total Investment Income	513,467	2,591	176	91
Operating Expenses
Management fees	164,380	826	135	67
12b-1 fees:
Administrative Class	3,806	1	1	—
Investor Class	6,649	24	8	1
Shareholder communications	1,056	9	—	5
Custodian fees	3,293	49	15	28
Transfer agent fees:
Institutional Class	12,115	60	8	4
Administrative Class	914	—	—	—
Investor Class	4,787	18	6	—
Professional fees	498	2	2	8
Trustees’ fees and expenses	593	3	—	—
Registration fees	86	21	21	33
Miscellaneous	168	4	3	6
Total expenses	198,345	1,017	199	152
Management fees waived	(5,755)	—	(11)	—
Transfer agent fees waived	(1,480)	(7)	(1)	(1)
Other expenses reimbursed	—	(36)	(25)	(62)
Net expenses	191,110	974	162	89
Net Investment Income/(Loss)	322,357	1,617	14	2
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	826,348	3,469	4,442	(117)
Foreign currency transactions	(3,037)	12	(1)	(3)
Change in net unrealized appreciation/(depreciation) on:
Investments	1,770,466	1,554	(3,621)	(260)
Translations of assets and liabilities in foreign currencies	2,146	18	—	—
Net gain/(loss) on investment transactions	2,595,923	5,053	820	(380)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,918,280	$6,670	$834	$(378)

The accompanying notes are an integral part of the Financial Statements.

31

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$322,357	$804,222	$1,617	$2,949
Net realized gain/(loss) on investments	823,311	1,628,929	3,481	62,898
Net unrealized appreciation/(depreciation) of investments	1,772,612	5,940,183	1,572	(26,442)
Net increase/(decrease) in assets resulting from operations	2,918,280	8,373,334	6,670	39,405
Distributions to Shareholders
Net investment income:
Institutional Class	(847,190)	(641,527)	(2,923)	(12,942)
Administrative Class	(55,429)	(41,314)	(15)	(59)
Investor Class	(95,371)	(75,936)	(218)	(1,128)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(997,990)	(758,777)	(3,156)	(14,129)
Net Increase/(Decrease) Derived from Capital Share Transactions	2,251,713	4,286,594	(2,027)	(153,121)
Net increase/(decrease) in net assets	4,172,003	11,901,151	1,487	(127,845)
Net Assets
Beginning of period	48,005,212	36,104,061	217,789	345,634
End of period*	$52,177,215	$48,005,212	$219,276	$217,789
* Includes accumulated undistributed net investment income/(loss) of:	$(99,247)	$576,386	$1,244	$2,783

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014
(Unaudited)		(Unaudited)

$14	$90	$2
4,441	3,323	(120)
(3,621)	4,262	(260)
834	7,675	(378)

(70)	(52)	—
(1)	(1)	—
—	(2)	—

(2,264)	(461)	—
(55)	(10)	—
(564)	(90)	—
(2,954)	(616)	—
3,979	4,375	16,158
1,859	11,434	15,780

31,284	19,850	—
$33,143	$31,284	$15,780
$13	$70	$2

33

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$4,325,360	$9,450,821	$31,371	$43,765
Net proceeds from redemption fees	—	478	—	7
Reinvested distributions	717,975	530,245	2,775	9,781
Cost of shares reacquired	(3,317,915)	(6,190,995)	(34,947)	(204,352)
Net increase/(decrease) in net assets	$1,725,420	$3,790,549	$(801)	$(150,799)
Administrative Class
Net proceeds from sale of shares	$425,547	$725,625	$382	$163
Net proceeds from redemption fees	—	34	—	—
Reinvested distributions	54,458	40,438	14	55
Cost of shares reacquired	(138,224)	(526,694)	(144)	(440)
Net increase/(decrease) in net assets	$341,781	$239,403	$252	$(222)
Investor Class
Net proceeds from sale of shares	$758,787	$1,444,345	$1,411	$3,711
Net proceeds from redemption fees	—	67	—	—
Reinvested distributions	90,501	74,101	214	1,109
Cost of shares reacquired	(664,776)	(1,261,871)	(3,103)	(6,920)
Net increase/(decrease) in net assets	$184,512	$256,642	$(1,478)	$(2,100)
SHARES
Institutional Class
Shares sold	61,510	146,871	2,432	3,565
Shares issued due to reinvestment of distributions	10,618	8,654	223	859
Shares reacquired	(47,199)	(95,653)	(2,717)	(17,299)
Net increase/(decrease) in shares outstanding	24,929	59,872	(62)	(12,875)
Beginning of period	562,656	502,784	15,098	27,973
End of period	587,585	562,656	15,036	15,098
Administrative Class
Shares sold	6,129	11,232	30	13
Shares issued due to reinvestment of distributions	811	664	1	5
Shares reacquired	(1,980)	(8,341)	(11)	(36)
Net increase/(decrease) in shares outstanding	4,960	3,555	20	(18)
Beginning of period	41,268	37,713	71	89
End of period	46,228	41,268	91	71
Investor Class
Shares sold	10,891	22,668	110	311
Shares issued due to reinvestment of distributions	1,351	1,220	17	98
Shares reacquired	(9,555)	(19,742)	(241)	(580)
Net increase/(decrease) in shares outstanding	2,687	4,146	(114)	(171)
Beginning of period	75,517	71,371	1,586	1,757
End of period	78,204	75,517	1,472	1,586

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014
(Unaudited)		(Unaudited)

$2,489	$6,439	$15,657
—	—	—
2,280	505	—
(2,048)	(4,207)	(52)
$2,721	$2,737	$15,605

$172	$50	$250
—	—	—
56	11	—
—	—	—
$228	$61	$250

$1,840	$1,968	$306
—	—	—
563	91	—
(1,373)	(482)	(3)
$1,030	$1,577	$303

109	299	1,574
103	28	—
(89)	(192)	(5)
123	135	1,569
1,040	905	—
1,163	1,040	1,569

8	2	25
2	1	—
—	—	—
10	3	25
24	21	—
34	24	25

81	95	31
25	5	—
(61)	(24)	(1)
45	76	30
255	179	—
300	255	30

35

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$70.79		$59.12	$56.19	$59.13	$51.72	$40.94
Income from Investment Operations
Net investment income/(loss)[a]	0.49		1.24	1.10	1.25	0.81	0.79
Net realized and unrealized gains/(losses) on investments	3.62		11.69	3.15	(3.32)	7.30	10.76
Total from investment operations	4.11		12.93	4.25	(2.07)	8.11	11.55
Less Distributions
Dividends from net investment income	(1.50)		(1.26)	(1.32)	(0.87)	(0.70)	(0.78)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(1.50)		(1.26)	(1.32)	(0.87)	(0.70)	(0.78)
Proceeds from redemption fees	—		— *	— *	— *	— *	0.01
Net asset value end of period	73.40		70.79	59.12	56.19	59.13	51.72
Net assets end of period (000s)	$43,131,435		$39,828,959	$29,723,443	$25,562,291	$25,798,545	$20,163,806
Ratios and Supplemental Data (%)
Total return[b]	5.98%[c]		22.19%	7.95%	(3.57)%	15.83%	28.85%
Ratio of total expenses to average net assets[2]	0.76	[d]	0.76	0.78	0.79	0.82	0.85
Ratio of net expenses to average net assets[a]	0.73	[d]	0.74	0.77	0.77	0.79	0.83
Ratio of net investment income to average net assets[a]	1.38	[d]	1.96	1.96	2.07	1.56	1.88
Portfolio turnover	6	[c]	10	11	12	14	22

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$13.01		$11.60	$11.10	$11.98	$10.54	$8.21
Income from Investment Operations
Net investment income/(loss)[a]	0.09		0.44	0.44	0.06	0.09	0.09
Net realized and unrealized gains/(losses) on investments	0.31		1.67	0.06	(0.72)	1.45	2.33
Total from investment operations	0.40		2.11	0.50	(0.66)	1.54	2.42
Less Distributions
Dividends from net investment income	(0.19)		(0.70)	—	(0.22)	(0.10)	(0.09)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(0.19)		(0.70)	—	(0.22)	(0.10)	(0.09)
Proceeds from redemption fees	—		— *	— *	— *	— *	— *
Net asset value end of period	13.22		13.01	11.60	11.10	11.98	10.54
Net assets end of period (000s)	$198,758		$196,412	$324,404	$1,394,916	$1,774,192	$1,217,725
Ratios and Supplemental Data (%)
Total return[b]	3.13%[c]		19.09%	4.50%	(5.63)%	14.76%	29.90%
Ratio of total expenses to average net assets[2]	0.89	[d]	0.93	0.87	0.87	0.90	0.92
Ratio of net expenses to average net assets[a]	0.85	[d]	0.89	0.87	0.86	0.87	0.91
Ratio of net investment income to average net assets[a]	1.50	[d]	1.38	1.22	0.61	0.97	1.15
Portfolio turnover	8	[c]	166	70	112	123	125
See page 39 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014		Year Ended October 31					6-Month Period Ended April 30, 2014		Year Ended October 31
		2013	2012	2011	2010	2009			2013	2012	2011	2010	2009
(Unaudited)							(Unaudited)
$70.18		$58.63	$55.72	$58.67	$51.36	$40.66	$69.92		$58.42	$55.51	$58.44	$51.16	$40.46

0.47		1.03	0.99	1.07	0.70	0.47	0.35		1.01	0.87	1.01	0.66	0.59
3.53		11.63	3.09	(3.27)	7.23	10.89	3.59		11.54	3.14	(3.27)	7.17	10.69
4.00		12.66	4.08	(2.20)	7.93	11.36	3.94		12.55	4.01	(2.26)	7.83	11.28

(1.34)		(1.11)	(1.17)	(0.75)	(0.62)	(0.67)	(1.25)		(1.05)	(1.10)	(0.67)	(0.55)	(0.59)
—		—	—	—	—	—	—		—	—	—	—	—
(1.34)		(1.11)	(1.17)	(0.75)	(0.62)	(0.67)	(1.25)		(1.05)	(1.10)	(0.67)	(0.55)	(0.59)
—		— *	— *	— *	— *	0.01	—		— *	— *	— *	— *	0.01
72.84		70.18	58.63	55.72	58.67	51.36	72.61		69.92	58.42	55.51	58.44	51.16
$3,367,445		$2,896,387	$2,210,914	$2,071,762	$1,852,148	$1,408,061	$5,678,335		$5,279,866	$4,169,704	$3,524,376	$3,586,143	$2,916,107

5.86%[c]		21.87%	7.67%	(3.82)%	15.56%	28.51%	5.79%[c]		21.76%	7.54%	(3.93)%	15.41%	28.36%
1.01	[d]	1.01	1.03	1.04	1.07	1.10	1.13	[d]	1.13	1.15	1.16	1.19	1.22
0.98	[d]	0.99	1.02	1.02	1.04	1.09	1.10	[d]	1.11	1.14	1.14	1.16	1.20
1.17	[d]	1.66	1.71	1.83	1.30	1.42	1.00	[d]	1.60	1.60	1.70	1.23	1.53
6	[c]	10	11	12	14	22	6	[c]	10	11	12	14	22

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014		Year Ended October 31					6-Month Period Ended April 30, 2014		Year Ended October 31
		2013	2012	2011	2010	2009			2013	2012	2011	2010	2009
(Unaudited)							(Unaudited)
$12.93		$11.52	$11.06	$11.94	$10.50	$8.18	$12.89		$11.50	$11.05	$11.94	$10.51	$8.17

0.19	[f]	0 .01	0.11	0.02	0.09	0.08	0.01		0.06	0.05	(0.18)[f]	0.06	0.05
0.19		2.07	0.35	(0.71)	1.43	2.32	0.37		1.99	0.40	(0.53)	1.45	2.34
0.38		2.08	0.46	(0.69)	1.52	2.40	0.38		2.05	0.45	(0.71)	1.51	2.39

(0.16)		(0.67)	—	(0.19)	(0.08)	(0.08)	(0.14)		(0.66)	—	(0.18)	(0.08)	(0.05)
—		—	—	—	—	—	—		—	—	—	—	—
(0.16)		(0.67)	—	(0.19)	(0.08)	(0.08)	(0.14)		(0.66)	—	(0.18)	(0.08)	(0.05)
—		— *	— *	—	—	— *	—		— *	— *	— *	— *	— *
13.15		12.93	11.52	11.06	11.94	10.50	13.13		12.89	11.50	11.05	11.94	10.51
$1,193		$919	$1,027	$1,287	$1,684	$1,702	$19,325		$20,458	$20,203	$25,291	$69,935	$58,499

3.01%[c]		18.89%	4.16%	(5.90)%	14.56%	29.59%	2.99%[c]		18.60%	4.07%	(6.04)%	14.40%	29.38%
1.14	[d]	1.18	1.12	1.12	1.15	1.17	1.26	[d]	1.30	1.24	1.25	1.27	1.29
1.10	[d]	1.14	1.12	1.11	1.13	1.16	1.22	[d]	1.26	1.24	1.23	1.25	1.27
1.28	[d]	1.09	0.90	0.34	0.72	0.91	1.11	[d]	0.98	0.80	0.12	0.59	0.75
8	[c]	166	70	112	123	125	8	[c]	166	70	112	123	125

37

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31
			2013	2012		2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$23.78		$17.99	$15.88		$18.07	$15.61	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.02		0.08	0.06		0.07	0.01	0.03
Net realized and unrealized gains/(losses) on investments	0.61		6.26	2.05		(0.30)	3.71	5.58
Total from investment operations	0.63		6.34	2.11		(0.23)	3.72	5.61
Less Distributions
Dividends from net investment income	(0.07)		(0.06)	—		(0.16)	(0.09)	—
Distributions from net realized capital gains[1]	(2.15)		(0.49)	—		(1.81)	(1.17)	—
Total distributions	(2.22)		(0.55)	—		(1.97)	(1.26)	—
Proceeds from redemption fees	—		— *	—	*	0.01	— *	—
Net asset value end of period	22.19		23.78	17.99		15.88	18.07	15.61
Net assets end of period (000s)	$25,807		$24,734	$16,290		$13,772	$9,578	$6,142
Ratios and Supplemental Data (%)
Total return[b]	2.68%[c]		36.24%	13.29%		(2.02)%	25.30%	56.10%[c]
Ratio of total expenses to average net assets[2]	1.13	[d]	1.24	1.60		1.68	2.28	5.48
Ratio of net expenses to average net assets[a]	0.90	[d]	0.90	0.96		1.00	1.00	1.00	[d]
Ratio of net investment income to average net assets[a]	0.16	[d]	0.44	0.39		(0.01)	(0.06)	0.48	[d]
Portfolio turnover	89	[c]	110	91		107	118	81	[c]

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class		Administrative Class	Investor Class
	6-Month Period Ended April 30, 2014		6-Month Period Ended April 30, 2014	6-Month Period Ended April 30, 2014
	(Unaudited)		(Unaudited)	(Unaudited)
Net asset value beginning of period	$10.00		$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	—	*	(0.01)	(0.01)
Net realized and unrealized gains/(losses) on investments	(0.28)		(0.29)	(0.29)
Total from investment operations	(0.28)		(0.30)	(0.30)
Less Distributions
Dividends from net investment income	—		—	—
Distributions from net realized capital gains[1]	—		—	—
Total distributions	—		—	—
Net asset value end of period	9.72		9.70	9.70
Net assets end of period (000s)	$15,242		$243	$295
Ratios and Supplemental Data (%)
Total return[b]	(2.80)%[c]		(3.00)%[c]	(3.00)%[c]
Ratio of total expenses to average net assets[2]	2.13	[d]	2.38 [d]	2.50 [d]
Ratio of net expenses to average net assets[a]	1.25	[d]	1.50 [d]	1.62 [d]
Ratio of net investment income to average net assets[a]	0.04	[d]	(0.26)[d]	(0.33)[d]
Portfolio turnover	32	[c]	32 [c]	32 [c]

See page 39 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class								Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31							6-Month Period Ended April 30, 2014	Year Ended October 31
	2013	2012		2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)								(Unaudited)
$23.65	$17.90	$15.83		$18.03	$15.59	$10.00		$23.54	$17.83	$15.80	$17.99	$15.57	$10.00

0.01	0.04	0.03		(0.02)	(0.05)	0.03		(0.02)	0.01	(0.01)	0.07	(0.06)	—
0.58	6.22	2.04		(0.25)	3.72	5.56		0.59	6.20	2.04	(0.36)	3.70	5.57
0.59	6.26	2.07		(0.27)	3.67	5.59		0.57	6.21	2.03	(0.29)	3.64	5.57

(0.02)	(0.02)	—		(0.12)	(0.06)	—		— *	(0.01)	—	(0.10)	(0.05)	—
(2.15)	(0.49)	—		(1.81)	(1.17)	—		(2.15)	(0.49)	—	(1.81)	(1.17)	—
(2.17)	(0.51)	—		(1.93)	(1.23)	—		(2.15)	(0.50)	—	(1.91)	(1.22)	—
—	— *	—	*	—	—	—		—	— *	— *	0.01	—	—
22.07	23.65	17.90		15.83	18.03	15.59		21.96	23.54	17.83	15.80	17.99	15.57
$748	$562	$371		$285	$292	$240		$6,588	$5,988	$3,189	$1,294	$592	$464

2.52%[c]	35.89%	13.08%		(2.32)%	24.96%	55.90%[c]		2.45%[c]	35.76%	12.85%	(2.36)%	24.82%	55.70%[c]
1.37 [d]	1.49	1.85		1.93	2.54	5.89	[d]	1.50 [d]	1.61	1.98	2.06	2.66	5.93	[d]
1.15 [d]	1.15	1.21		1 .25	1.25	1.25	[d]	1.27 [d]	1 .27	1.30	1.37	1.37	1.37	[d]
(0.05)[d]	0.17	0.14		(0.27)	(0.31)	0.29	[d]	(0.21)[d]	0.04	(0.01)	(0.39)	(0.39)	0.04	[d]
89 [c]	110	91		107	118	81	[c]	89 [c]	110	91	107	118	81	[c]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements.

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period March 1, 2009 (inception) through October 31, 2009.

f	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

39

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2014 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The Funds have adopted Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which was established to enhance disclosures pertaining to the offsetting of financial assets and liabilities or those subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 requires additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position. For a detailed discussion of financial assets and liabilities or those subject to an enforceable master netting arrangement or similar agreement please refer to the descriptions of Repurchase Agreements in Note 2—Significant Accounting Policies and Securities Lending in Note 3—Investment Portfolio Transactions.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund (except Harbor International Fund) entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor International Fund used foreign forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor International Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, all Funds purchased option contracts to manage their exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2010–2012), including all positions expected to be taken upon filing the 2013 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-months period ended April 30, 2014 are as follows:

	Purchases	Sales
Harbor International Fund	$3,953,205	$2,789,415
Harbor International Growth Fund	17,720	20,003
Harbor Global Growth Fund	31,318	28,428
Harbor Emerging Markets Equity Fund	19,655	3,820

Securities Lending

Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the period, Harbor International Fund and Harbor International Growth Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Fund is subject to the risk of loss on the cash collateral invested. This collateral is recognized as a liability in the Statement of Assets and Liabilities. During the term of the loan, the Fund will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Fund may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statement of Operations. Securities loans may be terminated at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan at the time of default by the borrower. A Fund had sought to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the market value of the unreturned loaned securities. The value at April 30, 2014 of securities loaned and related collateral for Harbor International Fund was $3,601,943 and $3,773,006, respectively, and value of securities loaned and related collateral for Harbor International Growth Fund was $4,277 and $4,524, respectively.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Effective July 1, 2013, Harbor Capital underwent a change in control when Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) sold 90% plus one share of the outstanding shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
Harbor International Fund	0.75%,0.65%[a]	0.65%
Harbor International Growth Fund	0.75	0.75
Harbor Global Growth Fund	0.75[b]	0.75
Harbor Emerging Markets Equity Fund	0.95	0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, and to 0.58% on assets over $36 billion through February 28, 2015.

b	Advisory fee reduced from 0.85% to 0.75% effective March 1, 2014.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Global Growth Fund, Harbor International Growth Fund and Harbor Emerging Markets Equity Fund limiting the total expenses for Harbor Global Growth Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively, Harbor International Growth Fund to 0.85%, 1.10%, and 1.22% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Emerging Markets Equity Fund to 1.25%, 1.50% and 1.62% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2015. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent section below.

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional	0.06% of the average daily net assets of all Institutional Class shares.
Administrative	0.06% of the average daily net assets of all Administrative Class shares.
Investor	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the period ended April 30, 2014. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2014, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor International Fund	17,625	1	4	17,630	0.0%
Harbor International Growth Fund	56,071	3	6	56,080	0.3
Harbor Global Growth Fund	388,543	20,375	20,345	429,263	28.7
Harbor Emerging Markets Equity Fund	1,274,241	25,000	25,001	1,324,242	81.5

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all International & Global Funds totaled $522 for the period ended April 30, 2014.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets,” respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2014 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor International Fund*	$38,701,702	$17,367,194	$(509,900)	$16,857,294
Harbor International Growth Fund*	210,882	22,363	(11,017)	11,346
Harbor Global Growth Fund	30,042	3,879	(760)	3,119
Harbor Emerging Markets Equity Fund	15,925	822	(1,082)	(260)

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative type in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the period ended April 30, 2014 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

48

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Derivative Instruments

At April 30, 2014, the values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR INTERNATIONAL FUND

Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value (rights/warrants)	$43,903

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the period ended April 30, 2014, were:

HARBOR INTERNATIONAL FUND

Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$817

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Investments (rights/warrants)	$12,408

NOTE 7—SUBSEQUENT EVENTS

Effective June 30, 2014, Edward E. Wendell, Jr., one of the co-portfolio managers for Harbor International Fund, will step down from his investment responsibilities with the Fund before retiring from Northern Cross, LLC at the end of 2014. Howard Appleby, CFA, Jean-Francois Ducrest and James LaTorre, CFA, will continue to serve as co-portfolio managers for the Fund following Mr. Wendell’s retirement using the same team-based approach with each portfolio manager having equal responsibility to contributing investment ideas and research regarding the Fund’s portfolio.

The Board of Trustees of Harbor Funds appointed Mr. Scott M. Amero to serve on the Board as a trustee effective May 19, 2014. Information regarding Mr. Amero is provided in the Trustees and Officers table set forth below in this report.

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Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2013)	Ending Account Value (April 30, 2014)
Harbor International Fund
Institutional Class	0.73%
Actual		$3.73	$1,000	$1,059.80
Hypothetical (5% return)		3.66	1,000	1,021.08
Administrative Class	0.98%
Actual		$5.00	$1,000	$1,058.60
Hypothetical (5% return)		4.91	1,000	1,019.81
Investor Class	1.10%
Actual		$5.61	$1,000	$1,057.90
Hypothetical (5% return)		5.51	1,000	1,019.20
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.29	$1,000	$1,031.30
Hypothetical (5% return)		4.26	1,000	1,020.47
Administrative Class	1.10%
Actual		$5.53	$1,000	$1,030.10
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.14	$1,000	$1,029.90
Hypothetical (5% return)		6.11	1,000	1,018.59

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FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2013)	Ending Account Value (April 30, 2014)
Harbor Global Growth Fund
Institutional Class	0.90%
Actual		$4.52	$1,000	$1,026.80
Hypothetical (5% return)		4.51	1,000	1,020.22
Administrative Class	1.15%
Actual		$5.77	$1,000	$1,025.20
Hypothetical (5% return)		5.76	1,000	1,018.95
Investor Class	1.27%
Actual		$6.38	$1,000	$1,024.50
Hypothetical (5% return)		6.36	1,000	1,018.34
Harbor Emerging Markets Equity Fund
Institutional Class	1.25%
Actual		$6.11	$1,000	$972.00
Hypothetical (5% return)		6.26	1,000	1,018.44
Administrative Class	1.50%
Actual		$7.33	$1,000	$970.00
Hypothetical (5% return)		7.50	1,000	1,017.17
Investor Class	1.62%
Actual		$7.91	$1,000	$970.00
Hypothetical (5% return)		8.10	1,000	1,016.56
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

51

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL & GLOBAL FUNDS

The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 9, 10, and 11, 2014 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor International Fund and Harbor Global Growth Fund. The Trustees also considered and approved the continuation of Harbor International Growth Fund’s Investment Advisory Agreement with the Adviser and considered, but did not approve, the continuation of the Fund’s Subadvisory Agreement with its Subadviser, as the Fund’s Subadvisory Agreement was approved for an initial two-year term that does not expire until July 1, 2015.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor International Fund, Harbor International Growth Fund and Harbor Global Growth Fund were fair and reasonable and approved the continuation for

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Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

a one-year period of each such Investment Advisory Agreement and, except with respect to Harbor International Growth Fund, Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

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Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

•

information contained in materials provided by the Adviser and compiled by Lipper as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor International Growth Fund and Harbor Global Growth Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor International Fund (as well as Harbor International Growth Fund and Harbor Global Growth Fund) at meetings of the Board of Trustees held in 2013. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

Harbor International Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Fund (inception date of December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe medians for the three-, four- and five-year periods ended December 31, 2013 and its underperformance relative to its Lipper universe medians for the one- and two-year periods ended December 31, 2013. The Fund also outperformed its Lipper group median for the five-year period ended December 31, 2013, while

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Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

underperforming its Lipper group medians for the one, two-, three- and four-year periods ended December 31, 2013. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2013 ranked in the third, second and first quartiles, respectively. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFEO Index, for the five- and ten-year periods ended December 31, 2013. The Fund underperformed its benchmark for the one- and three-year periods ended December 31, 2013.

The Trustees considered the expertise of Northern Cross, LLC in managing assets, noting that it manages assets only in the international asset class. The Fund represents $51.1 billion of Northern Cross, LLC’s total firm assets under management of $55.4 billion. The Trustees noted that the four principals of Northern Cross, LLC, who serve as co-portfolio managers of the Fund, also have considerable experience with foreign markets and had each worked with Mr. Hakan Castegren, the Fund’s former portfolio manager, for a number of years.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $48.025 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was below the group and universe median expense ratios. The Trustees observed that the advisory fee schedule included a contractual breakpoint reducing the fee rate from 75 basis points to 65 basis points on assets over $12 billion and also included voluntary breakpoints reducing the fee rate to 63 basis points on assets between $24 billion and $36 billion and to 58 basis points on assets above $36 billion. The Trustees also considered the fact that the Adviser proposed to continue this fee arrangement until at least February 28, 2015. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor International Growth Fund. In consideration of the Investment Advisory Agreement for the Harbor International Growth Fund (inception date of November 1, 1993), the Trustees noted the Fund’s Institutional Class performance was below its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2013. The Trustees noted that, according to Morningstar, the Fund was ranked in the fourth quartile for each of the one-, three- and five-year rolling return periods ended December 31, 2013. The Trustees noted that the Fund had underperformed its benchmark, the MSCI ACWI ex-US Index, for the one-, three-, five- and ten-year periods ended December 31, 2013. The Trustees noted that the Fund had recently changed subadvisers, engaging Baillie Gifford Overseas Limited (“Baillie Gifford”) to manage the Fund beginning in May of 2013.

The Trustees considered the expertise of Baillie Gifford in managing assets generally and in the ACWI ex-US Focus strategy specifically, noting that Baillie Gifford managed approximately $2.19 billion in assets in this strategy, out of a firm-wide total of approximately $174.4 billion in assets under management. The Trustees also noted the experience of the portfolio managers in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $225 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that the Adviser proposed to continue until at least February 28, 2015. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Global Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Global Growth Fund (inception date of March 1, 2009), the Trustees noted the Fund’s Institutional Class performance was above each of its Lipper group and universe medians for the one-year, two-year, three-year, four-year and since inception periods ended December 31, 2013. The Morningstar data presented showed that the Fund’s one- and three-year rolling returns ranked in the first quartile for the periods ended December 31, 2013. The Trustees noted that the Fund had outperformed its benchmark, the MSCI All Country World Index, for the one- and three-year periods ended December 31, 2013.

The Trustees considered the expertise of Marsico Capital Management, LLC (“Marsico”) in managing assets generally and in the global growth asset class specifically, noting that Marsico managed approximately $281 million in assets in this asset class, out of a firm-wide total of approximately $17.1 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The

55

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that the Adviser proposed to continue until at least February 28, 2015. The Trustees further noted that the Adviser would be contractually lowering its advisory fee as discussed earlier in the meeting. They noted that the Adviser’s profitability in managing the Fund was not excessive.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR EMERGING MARKETS EQUITY FUND

The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on August 11 and 12, 2013 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the Harbor Funds (the “Adviser”), and a Subadvisory Agreement with Oaktree Capital Management L.P. (“Oaktree” or the “Subadviser”) with respect to the Harbor Emerging Markets Equity Fund (the “Fund”), a newly formed series of the Harbor Funds.

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor

56

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to Harbor Emerging Markets Equity Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.

In considering the approval of the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:

•

the nature, extent, and quality of the services expected to be provided by the Adviser and Oaktree, including the background, education, expertise and experience of the investment professionals of the Adviser and Oaktree to provide services to the Fund;

•	the favorable history, reputation, qualification and background of the Adviser and Oaktree;

•

the fees proposed to be charged by the Adviser and Oaktree for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Oaktree’s fee, for the subadviser oversight, administration and manager of managers services the Adviser would provide;

•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•	the investment performance of Oaktree in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;

•	information received at regular meetings throughout the year related to services rendered by the Adviser;

•

the compensation to be received by Harbor Services Group, the Fund’s transfer agent, and Harbor Funds Distributors, the Fund’s principal underwriter, in consideration of the services each will provide to the Fund, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;

•	information received at regular meetings throughout the year related to the Adviser’s profitability;

•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.

Nature, Scope and Extent of Services

In discussing the nature and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager-of-managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market

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Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, scope and extent of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to the Harbor Funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.

In discussing the nature and quality of the services to be provided by Oaktree, the Trustees considered Oaktree’s expertise and the favorable record Oaktree had generated in the emerging markets equity asset class. The Trustees also noted the experience of the proposed portfolio managers of the Fund in this asset class. In considering Oaktree’s performance, they noted that Oaktree’s record in its emerging markets equities strategy was favorable compared to its benchmark and peers.

Investment Performance, Advisory Fees and Expense Ratios

The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed fees were below both the average and median management fees and the average and median expense ratios of the peer groups of funds presented to the Board for comparison purposes using Morningstar data.

The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to the Adviser and the subadvisory fee paid to Oaktree and specifically the net advisory fee retained by the Adviser. It was further noted that the net Institutional Class expense ratio was reasonable compared to peer funds deemed appropriate based on the data presented at the meeting. The Trustees observed that the incremental expenses of the Administrative Class and Investor Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately.

Profitability

The Trustees also noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and or absorb fund expenses while paying Oaktree its fee and/or pay or reimburse fund expenses).

Economies of Scale

The Trustees also concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing considerable fund expenses during the initial period of the Fund’s operations while paying Oaktree its full subadviser’s fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Funds.

58

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2014)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (50) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co-Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).	29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (75) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

59

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (67)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None

FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (44) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (42) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (39) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (45) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (61) Assistant Secretary	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

60

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

61

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

62

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index (All Country World Ex. U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

63

Glossary—Continued

MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

64

Glossary—Continued

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

65

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	Harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.IG.0414

Semi-Annual Report

April 30, 2014

Strategic Markets Funds

	Institutional Class	Administrative Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

Harbor Unconstrained Bond Fund	HAUBX	HRUBX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2014. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or by visiting harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2014
	Institutional Class	Administrative Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	9.20%	9.05%
Harbor Unconstrained Bond Fund	0.74	0.59

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2014
Dow Jones-UBS Commodity Total ReturnSM; commodities	10.07%
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.12
Barclays U.S. Aggregate Bond; domestic bonds	1.74

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2010*	2011*	2012*	2013*	2014[b]
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%	0.94%	0.94%	0.94%	0.94%	1.01%
Administrative Class	1.19	1.19	1.19	1.19	1.19	1.37
Harbor Unconstrained Bond Fund
Institutional Class	1.05%[a]	1.05%	1.05%	1.05%	1.05%	1.04%
Administrative Class	1.30 [a]	1.30	1.30	1.30	1.30	1.31

*	Audited.

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. Expense cap excludes interest expense incurred by the fund, if any. (see Financial Highlights)

2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2014 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and and which are restricted primarily for use by retirement plans. investment less than $50,000.

a	Annualized for the period April 1, 2010 (inception) through October 31, 2010.

b	Unaudited annualized figures for the six-month period ended April 30, 2014.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Commodities and fixed income investments both generated positive returns for the first half of fiscal 2014. Commodities rebounded after a sharp decline over the prior 12 months. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned 10.07%.

The taxable bond market had modestly positive results after interest rates rose in the first two months of the fiscal half year before declining in the last four months to end the fiscal first half with generally little change. Modest economic growth and limited inflation pressure caused interest rates to remain below the expectations in many forecasts as the fiscal first half came to a close. The broad U.S. investment-grade bond market returned 1.74%, as measured by the Barclays U.S. Aggregate Bond Index, while the Barclays U.S. TIPS Index, a measure of inflation-linked bonds, returned 0.70%. The BofA Merrill Lynch U.S. High Yield Index returned 4.76%, as bonds of lower-rated companies continued to attract the attention of investors seeking higher yields in a low interest rate environment. Money market investments produced barely positive returns as the Federal Reserve continued to hold short-term rates at historically low levels.

Harbor Strategic Markets Funds

Harbor Commodity Real Return Strategy Fund recorded a return of 9.20% for the fiscal first half, lagging its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 87 basis points, or 0.87 percentage points. (All Harbor returns cited are for each fund’s Institutional Class shares.) From a longer-term perspective, the Fund has generally outperformed the index since its inception in 2008.

Harbor Unconstrained Bond Fund recorded a positive return of 0.74%. The Fund outperformed the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index by 62 basis points and trailed the Barclays U.S. Aggregate Bond Index by 100 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each strategic markets fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2014
	Unannualized		Annualized
Strategic Markets	6 Months	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Total ReturnSM	10.07%	3.17%	4.59%	0.85%	N/A

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	7.68%	20.66%	19.59%	8.34%	11.18%
S&P 500 (large cap stocks)	8.36	20.44	19.14	7.67	11.24
Russell Midcap® (mid cap stocks)	7.76	21.25	21.87	10.40	12.81
Russell 2000® (small cap stocks)	3.08	20.50	19.84	8.67	9.99
Russell 3000® Growth	6.49	20.72	19.54	8.06	10.37
Russell 3000® Value	9.24	20.79	19.49	7.98	11.64

International & Global
MSCI EAFE (ND) (foreign stocks)	4.44%	13.35%	13.58%	6.93%	9.11%
MSCI World (ND) (global stocks)	6.32	16.62	16.03	7.17	9.54
MSCI EM (ND) (emerging markets)	-2.98	-1.84	11.08	11.09	N/A

Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	4.76%	6.30%	15.81%	8.69%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	1.74	-0.26	4.88	4.83	7.83
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.03	0.06	0.11	1.64	4.26

Domestic Equity and International Equity

U.S. stocks rose in the first half of fiscal 2014, following a strong performance in fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned 7.68% in the six months ending April 2014. In fiscal 2013, the index returned over 29%.

2

International equity markets generated mixed results. Stocks in developed international markets returned 4.44%, as measured by the MSCI EAFE (ND) Index, while shares of companies based in emerging economies edged lower, with the MSCI Emerging Markets (ND) Index posting a return of -2.98%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 6.32%. (All international and global returns are in U.S. dollars.)

Harbor Funds Trustees

There have been several changes to the Harbor Funds Board of Trustees since the end of the 2013 fiscal year.

On December 31, 2013, Howard P. “Pete” Colhoun, retired as trustee emeritus of Harbor Funds. Pete Colhoun was a trustee or trustee emeritus of Harbor Funds since the fund family’s inception in 1986. Pete’s strong investment background and his prior experience as both a portfolio manager and mutual funds executive helped guide the early development of Harbor Funds. Pete counseled and mentored board members and senior members of the Harbor Funds team throughout his tenure on the board, always stressing the importance of acting in the best interests of shareholders, which is the focus of the Harbor Funds culture. Everyone affiliated with Harbor Funds has benefited from his wisdom and counsel. We wish Pete the very best in what we know will be an active retirement.

Three new trustees have joined the Harbor Funds board in fiscal 2014. Ann Spruill and Robert Kasdin joined the board in November 2013 and Scott Amero joined the board in May 2014. Each of the new trustees brings extensive investment and business experience to the board and shares the Harbor Funds’ commitment to acting in the best interests of our shareholders. The three additions to the Harbor Funds board brings the number of independent trustees to eight and positions the board to accommodate the expected retirement of two of the current independent trustees over the next three years, consistent with the board’s retirement policy.

Invest for the Long Term

Even in periods of good returns and calm in the financial markets, it is always important to remember that investing involves risk and markets are uncertain. No one can predict consistently how the equity and debt markets will perform in the shorter term.

Over the longer term, a diversified portfolio in an asset allocation that is consistent with your investment objectives and risk tolerance can be helpful in managing the risk and uncertainty of the markets. Harbor Funds’ equity, strategic markets, and fixed income funds can help investors create a balanced asset allocation plan to achieve their investment goals over the long term.

Thank you for your investment in Harbor Funds.

June 27, 2014

David G. Van Hooser

Chairman

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P.O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception in 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management

PRINCIPAL STYLE

CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir Worah

Management’s  Discussion  of  Fund  Performance

MARKET REVIEW

Commodity prices moved higher in the first half of fiscal 2014 as consensus estimates rose for global GDP growth in 2014 and beyond. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned 10.07% for the six months ended April 30, 2014. The agriculture sector saw the largest gains with strong returns in both grains and coffee. Within the energy sector, natural gas was the leading performer as extremely cold temperatures in the U.S. during the period benefited returns.

Treasury Inflation-Protected Securities, or TIPS, gained 0.70%, as represented by the Barclays U.S. TIPS Index. TIPS were supported by increasing demand from central banks as well as by improving technical factors. Fixed income spread sectors generally posted positive results for the period. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable, investment-grade bond market, returned 1.74%. Investment-grade corporate bonds, as measured by the Barclays U.S. Corporate Investment Grade Index, returned 3.80%, outpacing like-duration Treasury securities. Hard currency, or dollar-denominated, emerging markets bonds generally outperformed comparable Treasurys as country-specific developments and a risk-on market sentiment supported narrower spreads. Municipal bonds posted positive returns, boosted by favorable supply/demand dynamics.

Economic policy continued to be a major factor driving the performance of fixed income markets. The U.S. Federal Reserve began winding down its quantitative easing program, reducing its monthly bond purchases from $85 billion to $75 billion in January and continuing to trim by an additional $10 billion each month, putting it on track to eliminate purchases by the end of the year. The yield of the benchmark 10-year U.S. Treasury note closed the fiscal half year at 2.65% on April 30, up 8 basis points, or 0.08 percentage point, from six months earlier. Breakeven inflation levels (i.e., the difference between nominal and real yields) widened during the period, with the breakeven levels for 5-year and 10-year notes widening by 13 and 3 basis points, respectively.

Elsewhere in the world, economies in the euro zone continued to stabilize, while the release of weaker economic data in China heightened concerns over the outlook in Asia. A combination of strong fiscal and monetary stimulus appeared to be having a favorable impact on the Japanese economy throughout late calendar 2013, but recently, weaker data have weighed on Japan’s equity market. Geopolitical tensions between Russia and Ukraine evolved into a diplomatic crisis, resulting in the imposition of economic sanctions on Russia.

PERFORMANCE

Harbor Commodity Real Return Strategy Fund returned 9.20% (Institutional Class) and 9.05% (Administrative Class) for the first half of fiscal 2014, compared with the 10.07% return of the Dow Jones-UBS Commodity Index Total ReturnSM. Longer term, the Fund has outperformed the index since its inception in 2008 and for the five-year period ended April 30, 2014.

The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The following strategies helped returns for the fiscal first half:

•	An allocation to non-agency mortgages, as the sector benefited from the ongoing housing recovery.

•	An allocation to corporate bonds, with a focus on financials, as the sector outperformed like-duration Treasurys.

•

The use of TIPS collateral instead of U.S. Treasury bills, combined with an overweight to U.S. TIPS duration, as inflation-indexed securities rallied over the period relative to the 3-month T-bill rate.

4

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	84.9%
Brazil Letras Do Tesouro Nacional	4.3%
Bundesobligation Inflation Linked	2.1%
Italy Buoni Poliennali Del Tesoro	2.0%
Spain Government	1.9%
Citibank Omni Master Trust	1.0%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.0%
JP Morgan Chase & Co.	1.0%
Ally Financial	0.9%
Commercial Industrial Finance Corp.	0.7%

The following strategies were negative or neutral for returns:

•	Exposure to nominal interest rates, as yields rose.

•	Short positions in the long end of the U.S. yield curve, as longer maturity yields declined.

•	Tactical exposure to local Brazilian rates, as yields increased due to inflation fears.

OUTLOOK AND STRATEGY

Our outlook for global growth has improved as we now expect growth to fall within a range of 2.5% to 3.0% over the next 12 months. In the United States, we expect growth to accelerate toward a range of 2.5% to 3.0%, as the economy should benefit from a smaller burden caused by fiscal policy, steady improvements in employment, and higher asset valuations that could boost consumer confidence. As the U.S. economy continues to recover, we expect core inflation to rise gradually. Our outlook for the U.S. economy is similar to the market consensus.

In our view, growth in Europe should increase within a range of 1.0% to 1.5%, with risks in both directions. We currently expect growth in Japan of 0.5% to 1.0%, as we believe that consumer spending in Japan, having accelerated in anticipation of a consumption tax increase that became effective April 1, could now weaken in the months ahead, creating a drag on the pace of economic growth. We believe that growth in emerging economies will be driven primarily by developed-market growth as well as by central bank policies.

With respect to portfolio strategy, we plan to:

•	Invest in select commodity strategies aimed at adding value.

•	Remain neutral real duration versus the 1-5 year TIPS collateral benchmark.

•	Continue to emphasize positions that stand to gain if market expectations for interest rate increases are not met. We are concentrating in the middle portion of the yield curve.

•	Maintain and selectively add non-agency mortgages, which we believe continue to offer attractive yields relative to other spread sectors.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non- diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a,b]

Total Net Assets (000s)	$265,546

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a,b]

Total Net Assets (000s)	$1,278

PORTFOLIO STATISTICS

Average Market Coupon	1.06%

Yield to Maturity	2.45%

Current 30-day Yield (Institutional Class)	0.99%

Weighted Average Maturity	2.14 years

Weighted Average Duration	1.91 years

Portfolio Turnover (6-Month Period Ended 04/30/2014)	269%	[c]

MATURITY PROFILE (% of investments)

0 to 1 yr.	14.31%

>1 to 5	66.42%

>5 to 10	25.27%

>10 to 15	1.82%

>15 to 20	-0.12%

>20 to 25	0.34%

>25 yrs.	-8.04%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 04/30/2014

Total Returns For the periods ended 04/30/2014
Harbor Commodity Real Return Strategy Fund
Institutional Class	9.20%	-2.77%	8.53%	-2.19%	09/02/2008	$8,823
Administrative Class	9.05%	-2.99%	8.28%	-2.43%	09/02/2008	$8,701
Comparative Index
Dow Jones-UBS Commodity Total ReturnSM	10.07%	3.17%	4.59%	-5.38%	—	$7,312

As stated in the Fund’s current prospectus, the expense ratios were 0.98% (Net) and 1.03% (Gross) (Institutional Class); and 1.23% (Net) and 1.28% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the Fund, if any, until 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2015. Expense cap excludes interest expense incurred by the fund, if any.

c	Unannualized.

6

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -10.4%)

ASSET-BACKED SECURITIES—5.5%
Principal Amount (000s)		Value (000s)

$48	Ares CLO Funds[1] Series 2006-6RA Cl. A1B 0.462%—03/12/2018[2,3]	$47
134	Argent Securities Inc. Series 2005-W2 Cl. A2B1 0.352%—10/25/2035[2]	134
257	Bayview Financial Acquisition Trust Series 2006-D Cl. 1A2 5.660%—12/28/2036[4]	258
2,600	Citibank Omni Master Trust Series 2009-A14A Cl. A14 2.902%—08/15/2018[2,3]	2,620
1,000	Citigroup Mortgage Loan Trust Inc. Series 2005-HE3 Cl. M2 0.000%—09/25/2035*	883
349	Commercial Industrial Finance Corp. Series 2006-2A Cl. A1L 0.496%—03/01/2021[2,3]	345
1,600	Series 2007-1A Cl. A1L 0.497%—05/10/2021[2,3]	1,567

		1,912

428	Countrywide Asset-Backed Certificates Series 2005-15 Cl. 1AF6 4.676%—04/25/2036[5]	432
391	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF8 Cl. A2D 0.532%—09/25/2035[2]	389
1,249	Series 2005-FF11 Cl. A2D 0.832%—11/25/2035[2]	1,215

		1,604

1,154	Hillmark Funding Series 2006-1A Cl. A1 0.484%—05/21/2021[2,3]	1,121
€153	Magi Funding plc Series I-A Cl. A 0.677%—04/11/2021[2,3]	210
$247	MASTR Asset Backed Securities Trust Series 2006-HE2 Cl.A2 0.392%—06/25/2036[2]	135
129	Morgan Stanley ABS Capital I Inc. Trust Series 2006-HE8 Cl. A2FP 0.222%—10/25/2036[2]	75
600	People’s Choice Home Loan Securities Trust Series 2005-1 Cl. M4 1.504%—01/25/2035[2]	480
€975	SLM Student Loan Trust Series 2003-2 Cl. A5 0.564%—12/15/2023[2]	1,336
196	Series 2002-7X Cl. A5 0.574%—09/15/2021[2]	273

		1,609

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

$442	Small Business Administration Participation Certificates Series 2007-20K Cl. 1 5.510%—11/01/2027	$491
200	Soundview Home Loan Trust Series 2006-OPT2 Cl. A4 0.432%—05/25/2036[2]	150
1,200	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.456%—04/17/2021[2,3]	1,175
1,049	Structured Asset Investment Loan Trust Series 2006-BNC2 Cl. A5 0.312%—05/25/2036[2]	760
551	Venture CLO Ltd.[1] Series 2006-7A Cl. A1A 0.458%—01/20/2022[2,3]	542

TOTAL ASSET-BACKED SECURITIES (Cost $14,107)		14,638

COLLATERALIZED MORTGAGE OBLIGATIONS—2.7%
26	Banc of America Mortgage Securities Inc. Series 2004-1 Cl. 5A1 6.500%—09/25/2033	27
1,485	Bear Stearns Alt-A Trust Series 2004-8 Cl. 1A 0.852%—09/25/2034[2]	1,441
1,199	Series 2005-5 Cl. 25A1 4.862%—07/25/2035[5]	999

		2,440

392	Chaseflex Trust Series 2007-M1 Cl. 2F4 4.868%—08/25/2037[4]	312
377	Countrywide Alternative Loan Trust Series 2005-79CB Cl. A5 5.500%—01/25/2036	337
125	Series 2006-19CB Cl. A4 6.000%—08/25/2036[2]	112
198	Series 2007-5CB Cl. 1A13 0.000%—04/25/2037*	169
463	Series 2007-5CB Cl. 1A4 0.000%—04/25/2037*	393

		1,011

726	Deutsche Alt-A Securities Inc. Series 2007-AB1 Cl. A1 0.452%—04/25/2037[2]	411
€255	Granite Mortgages plc Series 2004-2 Cl. 2A1 0.589%—06/20/2044[2]	353
$169	Harborview Mortgage Loan Trust Series 2005-2 Cl. 2A1A 0.372%—05/19/2035[2]	148
604	IndyMac Imsc Mortgage Loan Trust Series 2007-HOA1 Cl. A11 0.332%—07/25/2047[2]	441
248	Lehman XS Trust Series 2006-12N Cl. A31A 0.352%—08/25/2046[2]	189
269	Merrill Lynch Mortgage Investors Trust Series 2006-1 Cl. 1A 2.461%—02/25/2036[5]	256
257	Morgan Stanley Mortgage Loan Trust Series 2006-8AR C. 6A1 2.118%—06/25/2036[5]	250
137	Residential Asset Securitization Trust Series 2006-A12 Cl. A2 0.000%—11/25/2036*	106

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

	$149	Thornburg Mortgage Securities Trust Series 2006-4 Cl. A2B 5.402%—07/25/2036[5]	$152
	714	Wachovia Mortgage Loan Trust LLC Series 2005-B Cl. 2A4 0.000%—10/20/2035*	679
	441	Washington Mutual Mortgage Pass Through Certificates Series 2006-AR1 Cl. 2A1A 1.196%—01/25/2046[2]	433

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,714)		7,208

CORPORATE BONDS & NOTES—3.6%
	1,600	Ally Financial Inc. 3.500%—07/18/2016	1,656
	300	3.635%—06/20/2014[2]	302
	400	5.500%—02/15/2017	436

			2,394

	£100	BG Energy Capital plc 6.500%—11/30/2072[5]	185
	$100	Chesapeake Energy Corp. 3.467%—04/15/2019[2]	101
	2,600	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.558%—04/28/2017[2]	2,606
	400	Electricite de France 0.688%—01/20/2017[2,3]	402
	100	1.150%—01/20/2017[3]	100

			502

	€200	GMAC International Finance BV 7.500%—04/21/2015	293
	$2,600	JP Morgan Chase & Co. MTN[6] 0.779%—04/25/2018[2]	2,601
	100	RWE AG 7.000%—10/12/2072[5]	111
	300	SLM Corp. MTN[6] 1.690%—11/01/2016[5,7]	298
	€200	SSE plc 5.625%—10/01/2017[5,8]	301
	$200	Turkiye Garanti Bankasi AS 2.728%—04/20/2016[2,3]	200

	TOTAL CORPORATE BONDS & NOTES (Cost $9,508)		9,592

FOREIGN GOVERNMENT OBLIGATIONS—13.5%
AUD$	800	Australia Government Bond 5.250%—03/15/2019	808
R$	20,200	Brazil Letras Do Tesouro Nacional 0.000%—01/01/2017[9]	6,640
	11,800	Brazil Notas Do Tesouro Nacional Série F 10.000%—01/01/2021-01/01/2023	4,917
	€3,899	Bundesobligation Inflation Linked[7] 0.750%—04/15/2018	5,711
	1,400	Hellenic Republic Treasury Bills 0.000%—07/18/2014-10/10/2014[9]	1,927
	1,103	Italy Buoni Poliennali Del Tesoro 1.700%—09/15/2018[7]	1,605
	553	2.100%—09/15/2017-09/15/2021[7]	810
	300	2.250%—04/22/2017[7]	431
	299	2.350%—09/15/2024[3,7]	432
	700	2.550%—10/22/2016[7]	1,013
	105	3.100%—09/15/2026[7]	162

	€200	4.750%—09/15/2016	$302
	300	5.250%—08/01/2017	469

			5,224

MEX$	16,200	Mexican Bonos de Proteccion Al Ahorro 3.560%—01/30/2020[2,7]	1,245
	1,900	3.570%—06/29/2017[2,7]	147

			1,392

AUD$	800	New South Wales Treasury Corp. 2.500%—11/20/2035[7]	902
	900	2.750%—11/20/2025[7]	1,085

			1,987

NZD$	1,200	New Zealand Government Bond 2.000%—09/20/2025[7]	995
	€600	Slovenia Government Bond 4.700%—11/01/2016[3]	903
	1,500	Spain Government Bond 3.800%—04/30/2024[3]	2,219
	1,700	5.400%—01/31/2023[3]	2,829

			5,048

	200	Xunta de Galicia 6.131%—04/03/2018	323

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $34,815)		35,875

MORTGAGE PASS-THROUGH—0.2%
	(Cost $ 518)
	$531	Federal National Mortgage Association 4.000%—02/01/2041	557

PURCHASED OPTIONS—0.0%
No. of Contracts
	27	Commodity—Crude Oil Futures $ 150.000—11/17/2015	2
	3,300,000	Interest Rate Swap Option 5 year 1.000%—10/29/2014	41

	TOTAL PURCHASED OPTIONS (Premiums Paid/Cost $220)		43

U.S. GOVERNMENT OBLIGATIONS—84.9%
Principal Amount (000s)
	$1,500	U.S. Treasury Floating Rate Note 0.099%—04/30/2016[2]	1,500
	50,214	U.S. Treasury Inflation Indexed Bonds[7] 0.125%—04/15/2016-04/15/2019	51,644
	18,664	0.500%—04/15/2015[10]	19,021
	24,060	0.625%—07/15/2021	24,990
	7,190	1.125%—01/15/2021	7,693
	15,070	1.250%—07/15/2020	16,364
	2,286	1.375%—07/15/2018	2,491
	17,722	1.625%—01/15/2015-01/15/2018	18,898
	9,785	1.875%—07/15/2019[10]	10,963
	5,080	2.000%—07/15/2014[10]	5,153
	1,106	2.375%—01/15/2017	1,213
	5,812	2.500%—07/15/2016	6,343
	27,360	2.625%—07/15/2017	30,697

			195,470

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

$1,900	U.S. Treasury Notes 0.125%—07/31/2014	$1,901
14,977	0.250%—05/31/2014-11/30/2014	14,983
4,300	0.500%—08/15/2014-10/15/2014	4,306
6,800	0.625%—07/15/2014	6,808
1,600	1.000%—05/15/2014	1,601

		29,599

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $223,834)		226,569

SHORT-TERM INVESTMENTS—19.5%
REPURCHASE AGREEMENTS—0.2%
643	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $660)	643

U.S. GOVERNMENT AGENCIES—18.1%
4,500	Federal Home Loan Bank Discount Notes 0.055%—06/27/2014	4,499
6,300	0.060%—07/09/2014	6,299
900	0.069%—05/14/2014	900
500	0.077%—10/17/2014	500
1,400	0.078%—10/08/2014-10/22/2014	1,399
600	0.080%—05/16/2014	600
2,600	0.097%—09/19/2014	2,599
22,900	0.099%—05/07/2014-07/30/2014	22,897
400	0.100%—01/26/2015	400

		40,093

$500	Federal Home Loan Mortgage Corp. Discount Notes 0.055%—09/02/2014	$500
400	0.060%—09/11/2014	400
2,100	0.075%—10/24/2014	2,099
421	0.100%—07/01/2014	421

		3,420

100	Federal National Mortgage Association Discount Notes 0.055%—09/08/2014	100
4,800	0.065%—09/03/2014	4,799

		4,899

		48,412

U.S. GOVERNMENT OBLIGATIONS—1.2%
274	U.S. Treasury Bills 0.045%—10/30/2014	274
7	0.050%—10/16/2014[10]	7
1,500	0.055%—10/23/2014	1,500
1,181	0.080%—08/14/2014[10]	1,181
100	0.090%—08/07/2014[10]	100

		3,062

TOTAL SHORT-TERM INVESTMENTS (Cost $52,117)		52,117

TOTAL INVESTMENTS—129.9% (Cost $341,833)		346,599

CASH AND OTHER ASSETS, LESS LIABILITIES—(29.9)%		(79,775)

TOTAL NET ASSETS—100.0%		$266,824

FUTURES CONTRACTS OPEN AT APRIL 30, 2014

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Option Futures (Sell)	72	€7,200	05/23/2014	$(9)
Brent Crude Oil Futures (Buy)	17	$17	06/13/2014	(1)
Brent Crude Oil Futures (Buy)	50	50	11/13/2014	40
Brent Crude Oil Futures (Buy)	2	2	11/13/2015	2
Brent Crude Oil Futures (Sell)	6	6	05/12/2014	—
Brent Crude Oil Futures (Sell)	33	33	07/16/2014	28
Brent Crude Oil Futures (Sell)	6	6	08/14/2014	4
Brent Crude Oil Futures (Sell)	36	36	02/12/2015	(41)
Brent Crude Oil Futures (Sell)	4	4	05/14/2015	(4)
Corn Futures (Buy)	44	220	12/12/2014	43
Corn Futures (Sell)	42	210	07/14/2014	(26)
Corn Futures (Sell)	2	10	09/12/2014	(1)
Cotton Futures (Buy)	12	600	12/08/2014	36
Cotton Futures (Sell)	12	600	07/09/2014	(50)
Eurodollar Futures-CME 90 day (Buy)	19	4,750	09/14/2015	5
Gas Oil Futures (Sell)	4	—	06/12/2014	5
Gas Oil Futures (Sell)	2	84	08/29/2014	5
Heating Oil Ftures (Buy)	3	126	05/30/2014	(5)
Light Sweet Crude Oil Futures (Buy)	12	12	02/19/2015	34
Light Sweet Crude Oil Futures (Buy)	13	13	02/20/2015	14
Light Sweet Crude Oil Futures (Buy)	56	56	05/19/2015	26
Light Sweet Crude Oil Futures (Buy)	19	19	08/20/2015	21
Light Sweet Crude Oil Futures (Buy)	7	7	11/20/2015	(5)
Light Sweet Crude Oil Futures (Sell)	20	20	08/20/2014	42
Light Sweet Crude Oil Futures (Sell)	28	28	11/20/2014	56
Light Sweet Crude Oil Futures (Sell)	6	6	11/21/2016	3
Natural Gas Futures (Buy)	147	1,470	09/26/2014	807
Natural Gas Futures (Buy)	67	670	11/25/2014	341

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS—Continued

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Natural Gas Futures (Buy)	21	$210	04/28/2015	$40
Natural Gas Futures (Buy)	21	210	07/29/2015	10
Natural Gas Futures (Buy)	3	30	02/25/2016	—
Natural Gas Futures (Sell)	157	1,570	05/28/2014	(275)
Natural Gas Futures (Sell)	57	570	06/26/2014	(120)
Natural Gas Futures (Sell)	5	50	12/29/2014	(9)
Natural Gas Futures (Sell)	9	90	02/25/2015	(31)
Natural Gas Futures (Sell)	7	70	03/27/2015	(17)
Natural Gas Futures (Sell)	21	210	09/28/2015	(7)
Natural Gas Futures (Sell)	3	30	03/29/2016	—
Natural Gas Swap Futures (Buy)	8	20	12/29/2015	6
Natural Gas Swap Futures (Buy)	8	20	01/27/2016	6
Natural Gas Swap Futures (Buy)	8	20	02/25/2016	5
Natural Gas Swap Futures (Buy)	8	20	03/29/2016	1
Natural Gas Swap Futures (Buy)	8	20	04/27/2016	1
Natural Gas Swap Futures (Buy)	8	20	05/26/2016	2
Natural Gas Swap Futures (Buy)	8	20	06/28/2016	2
Natural Gas Swap Futures (Buy)	8	20	07/27/2016	2
Natural Gas Swap Futures (Buy)	8	20	08/29/2016	2
Natural Gas Swap Futures (Buy)	8	20	09/28/2016	2
Natural Gas Swap Futures (Buy)	8	20	10/27/2016	3
Natural Gas Swap Futures (Buy)	8	20	11/28/2016	5
Red Wheat Futures (Buy)	8	40	07/14/2014	18
Soybean Futures (Sell)	4	20	07/14/2014	(14)
Soybean Meal Futures (Buy)	3	—	09/12/2014	5
Soybean Meal Futures (Sell)	3	—	08/14/2014	(7)
Soybean Oil Futures (Buy)	8	480	12/12/2014	—
Soybean Oil Futures (Sell)	8	480	07/14/2014	1
Sugar Futures (Sell)	12	1,344	06/30/2014	(2)
Sugar Futures (Sell)	1	112	09/30/2014	—
U.S. Dollar Deliverable Interest Rate Swap Futures 30 year (Sell)	3	300	06/16/2014	(15)
U.S. Treasury Note Futures 5 year (Buy)	344	34,400	06/30/2014	(89)
U.S. Treasury Note Futures 10 year (Buy)	17	1,700	06/19/2014	10
Wheat Futures (Sell)	14	70	07/14/2014	(25)
White Sugar Futures (Buy)	12	1	07/16/2014	5
White Sugar Futures (Buy)	1	—	09/15/2014	—

				$885

WRITTEN OPTIONS OPEN AT APRIL 30, 2014

Description	Counterparty	Number of Contracts	Strike Index/ Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
Dow Jones—UBS Commodity Index Option (Call)	Canadian Imperial Bank of Commerce	390,000	139.00	[j]	05/16/2014	$2	$(3)
Dow Jones—UBS Commodity Index Option (Put)	Deutsche Bank AG	70,000	126.35		06/17/2014	—	—
Credit Default Option 5 year (Put)	Bank of America Corp.	200,000	0.90%		06/18/2014	1	—
Credit Default Option 5 year (Call)	BNP Paribas S.A.	900,000	0.65		06/18/2014	1	(1)
Credit Default Option 5 year (Put)	BNP Paribas S.A.	900,000	1.10		09/17/2014	3	(1)
Credit Default Option 5 year (Put)	BNP Paribas S.A.	1,500,000	0.90		06/18/2014	3	(1)
Credit Default Option 5 year (Put)	Deutsche Bank AG	600,000	0.90		06/18/2014	2	—
Credit Default Option 5 year (Put)	Goldman Sachs Group Inc.	2,500,000	0.90		06/18/2014	7	(1)
Credit Default Option 5 year (Put)	Goldman Sachs Group Inc.	900,000	0.95		09/17/2014	3	(2)
Credit Default Option 5 year (Call)	JP Morgan Chase & Co.	300,000	0.65		06/18/2014	—	—
Credit Default Option 5 year (Put)	JP Morgan Chase & Co.	1,000,000	0.90		06/18/2014	2	—
Credit Default Option 5 year (Put)	JP Morgan Chase & Co.	1,600,000	0.95		09/17/2014	5	(4)
Credit Default Option 5 year (Put)	Morgan Stanley & Co. LLC	400,000	0.90		06/18/2014	1	—
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Group Inc.	6,600,000	1.25		10/29/2014	50	(39)
Commodity—Coffee Futures (Call)	JP Morgan Chase & Co.	1	$235.00		06/13/2014	3	(3)
Commodity—Cotton Futures (Call)	Morgan Stanley & Co. LLC	9	125.00		06/13/2014	1	—
Commodity—Crude Oil Futures (Call)	Morgan Stanley & Co. LLC	27	160.00		11/10/2015	170	(7)
Commodity—Gold Futures (Call)	CME Group	2	1,330.00		05/27/2014	1	(1)
Commodity—Gold Futures (Put)	CME Group	2	1,250.00		05/27/2014	2	(1)
Commodity—Platinum Gold Spread Futures (Put)	Deutsche Bank AG	200	—		10/01/2014	10	(2)

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Counterparty	Number of Contracts	Strike Index/ Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Commodity—WTI-Brent Crude Oil Spread Futures (Call)	CME Group	4	$(6.00)	05/14/2014	$5	$(1)
Commodity—WTI-Brent Crude Oil Spread Futures (Call)	CME Group	13	(2.00)	11/12/2014	20	(15)
Commodity—WTI-Brent Crude Oil Spread Futures (Put)	CME Group	5	(18.00)	11/12/2014	6	(6)
Commodity—WTI-Brent Crude Oil Spread Futures (Put)	CME Group	2	11.00	05/14/2014	2	(1)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Barclays plc	1,347,000	2.52	06/11/2014	14	(1)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	BNP Paribas S.A.	954,000	2.47	06/25/2014	10	(2)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	BNP Paribas S.A.	984,000	2.51	06/20/2014	10	(1)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse Group AG	873,000	2.51	06/10/2014	9	—
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Deutsche Bank AG	984,000	2.20	06/20/2014	11	(6)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Barclays plc	570,000	64.90	06/19/2014	5	(1)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Goldman Sachs Group Inc.	1,384,000	64.20	06/11/2014	13	(4)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	HSBC Bank USA N.A.	697,000	64.90	06/19/2014	7	(2)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	UBS AG	1,315,000	64.70	06/12/2014	12	(3)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	HSBC Bank USA N.A.	574,700	64.00	06/26/2014	5	(3)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	UBS AG	322,300	64.00	06/26/2014	3	(1)
U.S. Treasury Note Option 10 year (Call)	CME Group	38	120.00	05/23/2014	23	(6)

Total Written Options					$422	$(119)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2014

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Morgan Stanley & Co. LLC	$3,171	$3,167	05/02/2014	$4
Australian Dollar (Sell)	Bank of America Corp.	3,170	3,142	05/02/2014	(28)
Australian Dollar (Sell)	Morgan Stanley & Co. LLC	3,164	3,160	06/03/2014	(4)
Brazilian Real (Buy)	Credit Suisse Group AG	2,886	2,883	05/05/2014	3
Brazilian Real (Buy)	Credit Suisse Group AG	51	51	07/02/2014	—
Brazilian Real (Buy)	JP Morgan Chase & Co.	781	784	05/05/2014	(3)
Brazilian Real (Buy)	UBS AG	5,267	5,289	05/05/2014	(22)
Brazilian Real (Sell)	Credit Suisse Group AG	2,886	2,710	05/05/2014	(176)
Brazilian Real (Sell)	Credit Suisse Group AG	51	51	01/05/2015	—
Brazilian Real (Sell)	HSBC Bank USA N.A.	625	590	08/04/2014	(35)
Brazilian Real (Sell)	JP Morgan Chase & Co.	781	780	05/05/2014	(1)
Brazilian Real (Sell)	JP Morgan Chase & Co.	775	778	06/03/2014	3
Brazilian Real (Sell)	JP Morgan Chase & Co.	198	186	07/02/2014	(12)
Brazilian Real (Sell)	JP Morgan Chase & Co.	3,242	3,067	08/04/2014	(175)
Brazilian Real (Sell)	UBS AG	5,267	5,057	05/05/2014	(210)
Brazilian Real (Sell)	UBS AG	5,220	5,246	06/03/2014	26
British Pound Sterling (Buy)	Deutsche Bank AG	551	546	06/12/2014	5
British Pound Sterling (Buy)	JP Morgan Chase & Co.	362	356	06/12/2014	6
British Pound Sterling (Sell)	Barclays plc	188	186	06/12/2014	(2)
British Pound Sterling (Sell)	Deutsche Bank AG	3	3	06/12/2014	—
British Pound Sterling (Sell)	Goldman Sachs Group Inc.	891	885	06/12/2014	(6)
Canadian Dollar (Sell)	Credit Suisse Group AG	189	187	06/19/2014	(2)
Euro Currency (Buy)	Bank of America Corp.	21,320	21,263	05/02/2014	57
Euro Currency (Buy)	Bank of America Corp.	1,146	1,141	07/30/2014	5
Euro Currency (Buy)	Barclays plc	2,313	2,296	05/02/2014	17
Euro Currency (Buy)	Goldman Sachs Group Inc.	615	610	05/02/2014	5
Euro Currency (Buy)	Goldman Sachs Group Inc.	456	455	07/30/2014	1
Euro Currency (Sell)	Bank of America Corp.	1,355	1,348	05/02/2014	(7)
Euro Currency (Sell)	Bank of America Corp.	21,319	21,262	06/03/2014	(57)
Euro Currency (Sell)	BNP Paribas S.A.	351	349	05/02/2014	(2)
Euro Currency (Sell)	BNP Paribas S.A.	386	388	07/30/2014	2
Euro Currency (Sell)	Goldman Sachs Group Inc.	544	543	05/02/2014	(1)
Euro Currency (Sell)	Goldman Sachs Group Inc.	859	860	05/02/2014	1
Euro Currency (Sell)	Goldman Sachs Group Inc.	413	412	06/03/2014	(1)
Euro Currency (Sell)	HSBC Bank USA N.A.	2,064	2,052	05/02/2014	(12)
Euro Currency (Sell)	HSBC Bank USA N.A.	680	682	07/30/2014	2
Euro Currency (Sell)	Royal Bank of Scotland plc	19,075	18,941	05/02/2014	(134)
Hungarian Forint (Sell)	Bank of America Corp.	1,154	1,141	07/30/2014	(13)
Hungarian Forint (Sell)	Goldman Sachs Group Inc.	461	455	07/30/2014	(6)
Indian Rupee (Buy)	Deutsche Bank AG	354	355	07/23/2014	(1)
Indian Rupee (Buy)	Goldman Sachs Group Inc.	399	400	07/23/2014	(1)

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Indian Rupee (Buy)	HSBC Bank USA N.A.	$419	$420	07/23/2014	$(1)
Indian Rupee (Buy)	JP Morgan Chase & Co.	347	347	07/23/2014	—
Indian Rupee (Buy)	UBS AG	368	369	07/23/2014	(1)
Japanese Yen (Sell)	Credit Suisse Group AG	180	181	05/13/2014	1
Mexican Peso (Buy)	Goldman Sachs Group Inc.	774	776	05/14/2014	(2)
Mexican Peso (Buy)	Goldman Sachs Group Inc.	305	301	06/25/2014	4
Mexican Peso (Buy)	HSBC Bank USA N.A.	1,557	1,543	05/14/2014	14
Mexican Peso (Sell)	BNP Paribas S.A.	2,331	2,278	05/14/2014	(53)
Mexican Peso (Sell)	Goldman Sachs Group Inc.	768	770	08/25/2014	2
New Zealand Dollar (Sell)	BNP Paribas S.A.	967	960	06/03/2014	(7)
New Zealand Dollar (Sell)	HSBC Bank USA N.A.	970	972	05/02/2014	2
Polish Zloty (Buy)	BNP Paribas S.A.	387	388	07/30/2014	(1)
Polish Zloty (Buy)	HSBC Bank USA N.A.	679	682	07/30/2014	(3)
South African Rand (Sell)	Credit Suisse Group AG	108	108	10/15/2014	—

					$(819)

SWAP AGREEMENTS OPEN AT APRIL 30, 2014

CENTRALLY CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.750%	09/17/2044	€2,300	$(111)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000	09/18/2023	¥660,000	(114)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500	09/16/2016	$6,900	33
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043	9,600	(153)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/18/2043	5,400	(379)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.750	06/18/2044	4,100	(36)

Interest Rate Swaps						$(760)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 21 Version 1	Buy	1.000%	06/20/2019	0.700%	$44	$35	€2,000	$9

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.000%	06/18/2019	AUD$	1,400	$21
Deutsche Bank AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.000	06/18/2019		1,300	19
Barclays plc	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017	R$	700	(5)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		3,400	(21)
JP Morgan Chase & Co.	Brazil Cetip Interbank Deposit	Pay	7.900	01/02/2015		4,900	(38)
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		5,200	(31)
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.410	01/02/2015		1,500	(1)
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.150	01/02/2017		5,900	(217)
Barclays plc	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		€1,600	99
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	2.150	04/01/2021		200	15
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		1,500	85
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	2.100	07/25/2021		700	74
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	2.108	10/08/2023		1,400	82
Credit Suisse Group AG	French Consumer Price Index Ex Tobacco	Pay	2.150	04/01/2021		200	17
Credit Suisse Group AG	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		400	21

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Suisse Group AG	French Consumer Price Index Ex Tobacco	Pay	1.950%	07/25/2023	€100	$4
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	2.150	04/01/2021	200	13
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021	200	10
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2023	200	7
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	2.108	10/08/2023	500	26
Goldman Sachs Group Inc.	French Consumer Price Index Ex Tobacco	Pay	2.150	04/01/2021	1,500	115
Morgan Stanley & Co. LLC	French Consumer Price Index Ex Tobacco	Pay	2.150	04/01/2021	200	18
Morgan Stanley & Co. LLC	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2023	300	10
Royal Bank of Scotland plc	French Consumer Price Index Ex Tobacco	Pay	2.100	07/25/2021	500	52
Royal Bank of Scotland plc	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2023	100	3
Société Générale	French Consumer Price Index Ex Tobacco	Pay	2.100	07/25/2021	300	31
Société Générale	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2023	200	6
Barclays plc	US Consumer Price Index Urban Consumers NSA	Receive	2.085	10/11/2017	$2,800	(15)
BNP Paribas S.A.	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	5,600	(142)
BNP Paribas S.A.	US Consumer Price Index Urban Consumers NSA	Receive	2.500	07/15/2022	2,900	(122)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.825	11/29/2016	800	2
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.845	11/29/2016	3,400	5
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018	900	(5)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500	07/15/2022	3,200	(136)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.560	05/08/2023	1,500	(41)
Goldman Sachs Group Inc.	US Consumer Price Index Urban Consumers NSA	Receive	1.730	04/15/2016	3,700	4
Goldman Sachs Group Inc.	US Consumer Price Index Urban Consumers NSA	Receive	2.415	02/12/2017	1,400	(34)
Goldman Sachs Group Inc.	US Consumer Price Index Urban Consumers NSA	Receive	2.205	10/11/2018	1,700	(14)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016	6,500	(10)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	8,200	(208)

Interest Rate Swaps						$(301)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Floating Rate	Pay/ Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America Corp.	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2014	$50,423	183	$357
Bank of America Corp.	Intercontinental Exchange LIBOR USD 1-month	Pay	Dow Jones US Select REIT Total Return IndexSM	07/31/2014	—	310	4
Bank of America Corp.	Intercontinental Exchange LIBOR USD 1-month	Pay	Dow Jones US Select REIT Total Return IndexSM	04/23/2015	—	297	3
Citigroup Inc.	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2014	1,363	5	—
Credit Suisse Group AG	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2014	8,384	30	59
Deutsche Bank AG	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2014	37,775	137	267
Goldman Sachs Group Inc.	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2014	13,405	49	95
Goldman Sachs Group Inc.	Intercontinental Exchange LIBOR USD 1-month	Pay	Dow Jones US Select REIT Total Return IndexSM	10/31/2014	—	331	5
JP Morgan Chase & Co.	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2014	21,042	44	119
Morgan Stanley & Co. LLC	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2014	107,246	358	785
Société Générale	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2014	25,338	81	178

Total Return Swaps on Indices							$1,872

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

TOTAL RETURN SWAPS ON COMMODITIES

Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Citigroup Inc.	Gas Oil vs. Brent Crude Oil Spread	Receive	$17.880	12/31/2014	800	$3
Citigroup Inc.	Gas Oil vs. Brent Crude Oil Spread	Receive	17.760	12/31/2014	800	3
Deutsche Bank AG	Gas Oil vs. Brent Crude Oil Spread	Receive	17.000	12/31/2014	2,000	(5)
Goldman Sachs Group Inc.	Gas Oil vs. Brent Crude Oil Spread	Receive	17.700	12/31/2014	800	3
Goldman Sachs Group Inc.	Gas Oil vs. Brent Crude Oil Spread	Receive	18.000	12/31/2014	1,600	6
Morgan Stanley & Co. LLC	Gas Oil vs. Brent Crude Oil Spread	Receive	16.920	12/31/2014	2,000	(5)
Citigroup Inc.	Light Louisiana Sweet Crude Oil	Receive	(2.400)	06/30/2014	1,200	3
Citigroup Inc.	Light Louisiana Sweet Crude Oil	Receive	(6.250)	12/31/2014	300	—
Citigroup Inc.	Light Louisiana Sweet Crude Oil	Receive	(6.500)	12/31/2014	6,400	1
Deutsche Bank AG	Light Louisiana Sweet Crude Oil	Receive	(10.250)	12/31/2014	16,000	63
Goldman Sachs Group Inc.	Light Louisiana Sweet Crude Oil	Receive	(6.300)	12/31/2014	6,000	(3)
JP Morgan Chase & Co.	Light Louisiana Sweet Crude Oil	Receive	(2.580)	06/30/2014	1,200	3
JP Morgan Chase & Co.	Light Louisiana Sweet Crude Oil	Receive	(6.430)	12/31/2014	600	—
Deutsche Bank AG	Natural Gas Futures	Receive	7.200	12/31/2019	24,000	(54)
Citigroup Inc.	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(10.750)	12/31/2014	800	5
Citigroup Inc.	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(10.100)	12/31/2014	800	5
Deutsche Bank AG	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(13.650)	12/31/2014	2,000	(6)
Goldman Sachs Group Inc.	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(10.100)	12/31/2014	800	5
Goldman Sachs Group Inc.	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(11.000)	12/31/2014	1,600	9
Morgan Stanley & Co. LLC	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(13.650)	12/31/2014	2,000	(6)

Total Return Swaps on Commodities						$30

VARIANCE SWAPS ON COMMODITIES

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America Corp.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	$0.027	06/05/2014	$140	$1
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.052	08/06/2014	330	9
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.061	11/25/2015	90	2
JP Morgan Chase & Co.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.076	09/30/2014	320	15
Morgan Stanley & Co. LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.048	06/04/2014	230	6
Morgan Stanley & Co. LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.048	06/04/2014	230	6
Morgan Stanley & Co. LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.054	04/21/2016	520	9
Goldman Sachs Group Inc.	London Silver Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	0.109	11/25/2015	70	(2)
Morgan Stanley & Co. LLC	London Silver Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	0.092	04/21/2016	400	(1)

Variance Swaps on Commodities						$45

VARIANCE SWAPS ON INDICES

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Group Inc.	S&P 500 Index	Pay	$0.040	10/17/2014	530	$8

14

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Centex Corp. 5.250% due 06/15/2015	Buy	1.000%	06/20/2014	0.066%	$(2)	$(12)	$900	$10
Bank of America Corp.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.382	(12)	(36)	700	24
Morgan Stanley & Co. LLC	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.382	(29)	(86)	1,700	57
JP Morgan Chase & Co.	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2015	1.027	—	(9)	300	9
Bank of America Corp.	Russian Federation 7.500% due 03/31/2030	Sell	1.000	03/20/2019	2.531	(14)	(17)	200	3

Credit Default Swaps									$103

Total Swaps									$1,006

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2014

Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$7,313	U.S. Treasury Inflation Indexed Bonds	$7,517	$(7,517)

FAIR VALUE MEASUREMENTS

Holdings in certain Futures Contracts and certain Written Options valued at $894 and $(34), respectively, are classified as Level 1. All other holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2013 or April 30, 2014 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

15

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	CLO after the name of a security stands for Collateralized Loan Obligations.

2	Floating rate security, the stated rate represents the rate in effect at April 30, 2014.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2014, the aggregate value of these securities was $14,712 or 6% of net assets.

4	Step coupon security.

5	Variable rate security, the stated rate represents the rate in effect at April 30, 2014.

6	MTN after the name of a security stands for Medium Term Note.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	Perpetuity bond, the maturity date represents the next callable date.

9	Zero coupon bond.

10	At April 30, 2014, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate value of $36,425 or 14% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

j	Amount represents Index Value.

AUD$	Australian Dollar

R$	Brazilian Real

£	British Pound

€	Euro

¥	Japanese Yen

MEX$	Mexican Peso

NZD$	New Zealand Dollar

The accompanying notes are an integral part of the Financial Statements.

16

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P.O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William H. Gross, CFA

Since 2013

PIMCO has subadvised the Fund since its inception in 2010.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE

CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

William H. Gross

Management’s Discussion of Fund Performance

MARKET REVIEW

Economic policy continued to heavily influence fixed income markets over the six months ended April 30, 2014. The U.S. Federal Reserve announced its intention to begin gradually exiting its quantitative easing program in January 2014, after months of preparation and data watching. The central bank began reducing its bond-buying program from $85 billion to $75 billion and continued tapering by $10 billion each month following this announcement. The yield of the benchmark 10-year U.S. Treasury note closed on April 30 at 2.65%, up 8 basis points, or 0.08 percentage point, from six months earlier.

Most regions in Europe continued to stabilize, particularly in the periphery, where yields declined over the latest six months. Alternatively, concerns rose in Asia, especially after the release of weaker economic data in China. Extraordinary policy measures in Japan appeared to be having the desired effect on the economy throughout late calendar 2013, but weaker data weighed on the Japanese equity market in the beginning of 2014. Geopolitical tensions between Russia and Ukraine escalated into a diplomatic crisis after Russia moved to annex the Crimea region, eliciting economic sanctions from the U.S. and Europe.

For the six months ended April 30, fixed income securities generally posted positive returns. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable, investment-grade bond market, returned 1.74%. Fixed income spread sectors generally performed well. Investment-grade corporate bonds outpaced like-duration Treasury securities, as the Barclays U.S. Corporate Investment Grade Index returned 3.80%, as yield spreads tightened amid improving global growth fundamentals and continued easy monetary policy. Dollar-denominated emerging markets bonds generally outperformed comparable Treasurys as country-specific developments and a risk-on market sentiment supported narrower spreads. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive returns, aided by limited supply in the new-issue market and investment inflows into municipal bond mutual funds.

PERFORMANCE

Harbor Unconstrained Bond Fund returned 0.74% (Institutional Class) and 0.59% (Administrative Class) for the first half of fiscal 2014. For the same period, the Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index returned 0.12% while the Barclays U.S. Aggregate Bond Index returned 1.74%.

The following strategies helped returns:

•	An emphasis on non-agency mortgages, as the sector continued to outperform given favorable supply-demand dynamics and an ongoing recovery in the U.S. housing market.

•	Tactical exposure to peripheral Europe, as yields declined over the period.

•	Corporate exposure, led by holdings of financials and credit default swap positions.

•	An allocation to municipal bonds, particularly Build America Bonds, as the sector outperformed like-duration Treasurys.

The following strategies were negative or neutral for returns:

•	Concentrated duration exposure at the intermediate range of the U.S. yield curve, as intermediate rates rose.

•	Exposure to emerging markets, particularly Brazil, as yields increased across the curve.

17

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	13.1%
Italy Buoni Poliennali Del Tesoro	12.4%
Countrywide Asset-Backed Certificates	5.9%
Mexico Cetes	5.4%
Volkswagen International Finance NV	3.0%
Ford Motor Credit Co. LLC	2.8%
Spain Government	2.8%
Federal National Mortgage Association TBA	2.6%
American International Group Inc.	2.5%
JP Morgan Chase & Co.	2.3%

•	Diversified interest rate exposure to other developed countries, particularly Australia, as interest rates in those markets rose.

OUTLOOK AND STRATEGY

We have become modestly more optimistic about the outlook for global growth, expecting growth of 2.5% to 3.0% over the next 12 months. Many of the challenges faced during calendar 2013 have faded, in our view, yielding a brighter outlook for growth. In the U.S. we expect growth to accelerate toward a range of 2.5% to 3.0%. Additionally, we see core inflation gradually rising as the U.S. economy continues its recovery. While our outlook is similar to the market consensus, we also recognize a potential for stronger growth given a notable improvement in corporate and household balance sheets. A cautious Federal Reserve will continue to provide support through a low policy rate and forward guidance, in our view, while it slowly winds down its asset purchases program. While this approach is likely to provide a firm anchor to shorter-maturity yields in the near term, the central bank’s comments and inherent data dependency will likely be a source of market volatility.

In Europe, we expect growth to increase in a range of 1.0% to 1.5% with risks in both directions. As Europe slowly emerges from recession, we expect the pace of economic growth to benefit from building aggregate demand. In Japan, we expect growth of 0.5% to 1.0%, driven by the monetary policy implemented by the Bank of Japan. However, we believe that growth in Japan will be challenged by weakness in consumer spending, which was accelerated in anticipation of a consumption tax increase that became effective April 1. Our view is that the growth trajectory for emerging markets will be shaped both by developed-market growth as well as by central bank policies.

With respect to portfolio strategy, we plan to:

•

Seek to maintain overall lower sensitivity to changes in interest rates, with the bulk of portfolio duration sourced from short to intermediate maturity bonds, given our expectations for the Federal Reserve to anchor the front end of the yield curve.

•

Emphasize positions that stand to gain if market expectations for interest rate increases are not met. We remain short the long end of the yield curve as the Federal Reserve unwinds its quantitative easing program.

•

Maintain limited exposure to agency mortgage-backed securities, due to concerns about high valuation levels and anticipated effects of Fed tapering. We will hold and selectively add non-agency mortgages, as mortgage credit continues to offer attractive loss-adjusted yields relative to other spread sectors.

•	Gradually add exposure to short-dated corporate credit as market conditions permit. We continue to prefer credits linked to industries with high growth potential, such as housing, finance, and energy.

•

Maintain taxable municipal positioning, as the sector offers attractive yields relative to similar Treasurys. We prefer revenue bonds, including taxable Build America Bonds, to tax-backed general obligation bonds.

•	Hold a position in intermediate-maturity TIPS, or Treasury Inflation-Protected Securities, as we believe inflation protection is attractively priced at these maturities.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment-grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

18

Harbor Unconstrained Bond Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%[a],b

Total Net Assets (000s)	$39,245

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%[a],[b]

Total Net Assets (000s)	$1,637

PORTFOLIO STATISTICS

Average Market Coupon	2.04%

Yield to Maturity	2.85%

Current 30-day Yield (Institutional Class)	1.92%

Weighted Average Maturity	3.78 years

Weighted Average Duration	2.82 years

Portfolio Turnover (6-Month Period Ended 04/30/2014)	326%	[c]

MATURITY PROFILE (% of investments)

0 to 1 yr.	1.52%

>1 to 5	85.35%

>5 to 10	15.47%

>10 to 15	0.23%

>15 to 20	0.14%

>20 to 25	0.17%

>25 yrs.	-2.88%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index and Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 04/01/2010 through 04/30/2014

Total Returns For the periods ended 04/30/2014
Harbor Unconstrained Bond Fund
Institutional Class	0.74%	-0.87%	N/A	3.28%	04/01/2010	$11,407
Administrative Class	0.59%	-1.18%	N/A	3.00%	04/01/2010	$11,283
Comparative Indices
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.12%	0.27%	N/A	0.35%	—	$10,144
Barclays U.S. Aggregate Bond	1.74%	-0.26%	N/A	4.22%	—	$11,844

As stated in the Fund’s current prospectus, the expense ratios were 1.06% (Net) and 1.34% (Gross) (Institutional Class); and 1.31% (Net) and 1.59% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the fund, if any, until 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2015. Expense cap excludes interest expense incurred by the Fund, if any.

c	Unannualized.

19

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 12.0%)

ASSET-BACKED SECURITIES—14.6%
Principal Amount (000s)		Value (000s)
€203	Avoca Capital Series III-X Cl. A 0.655%—09/15/2021[1]	$279
$966	Bear Stearns Asset Backed Securities Trust Series 2007-SD2 Cl. 2A1 0.552%—09/25/2046[1]	782
43	Belle Haven ABS CLO Ltd.[2] Series 2004-1A Cl. A1ST 0.583%—11/03/2044[1,3]	21
88	Series 2004-1A Cl. A1SB 0.623%—11/03/2044[1,3]	43

		64

400	Countrywide Asset-Backed Certificates Series 2007-2 Cl. 2A3 0.292%—08/25/2037[1]	327
400	Series 2007-11 Cl. 2A3 0.342%—06/25/2047[1]	315
2,100	Series 2006-6 Cl. 2A3 0.432%—09/25/2036[1]	1,714
100	Series 2006-1 Cl. AF5 5.362%—07/25/2036[4]	69

		2,425

182	Credit-Based Asset Servicing and Securitization LLC Series 2007-CB3 Cl. A3 0.000%—03/25/2037*	111
182	Series 2007-CB3 Cl. A4 0.000%—03/25/2037*	113

		224

591	First Franklin Mortgage Loan Trust Series 2004-FF8 Cl. M3 1.577%—10/25/2034[1]	443
81	Huntington CLO Ltd.[2] Series 2005-1A Cl. A1A 0.493%—11/05/2040[1,3]	75
54	Indymac Residential Asset Backed Trust Series 2007-B Cl. 2A2 0.312%—07/25/2037[1]	34
200	JP Morgan Mortgage Acquisition Corp. Series 2006-CW1 Cl. A5 0.392%—05/25/2036[1]	166
712	Morgan Stanley ABS Capital I Series 2007-HE2 Cl. A2B 0.242%—01/25/2037[1]	405
91	Series 2007-NC1 Cl. A2C 0.292%—11/25/2036[1]	56
$100	Series 2006-HE1 Cl. A4 0.442%—01/25/2036[1]	$83

		544

69	Newcastle CLO V Ltd.[2] Series 2004-5A Cl. 1 0.574%—12/24/2039[1,3]	67
74	Ownit Mortgage Loan Asset Backed Certificates Series 2006-4 Cl. A2C 0.304%—05/25/2037[1]	47
61	Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Cl. M1 0.917%—02/25/2034[1]	57
159	Sierra Madre Funding Ltd. Series 2004-1A Cl. A1A 0.533%—09/07/2039[1,3]	121
371	Series 2004-1A Cl. ALTB 0.553%—09/07/2039[1,3]	281

		402

130	SLM Student Loan Trust Series 2010-A Cl. 2A 3.402%—05/16/2044[1,3]	138
100	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.456%—04/17/2021[1,3]	98
50	Structured Asset Investment Loan Trust Series 2005-8 Cl. A4 0.512%—10/25/2035[1]	49
84	Triaxx Prime CLO[2] Series 2007-1A Cl. A1D 0.411%—10/02/2039[1,3]	69

TOTAL ASSET-BACKED SECURITIES (Cost $4,242)		5,963

BANK LOAN OBLIGATIONS—0.2%
(Cost $99)
99	HJ Heinz Co. Term Loan B2 3.500%—06/05/2020[5]	100

COLLATERALIZED MORTGAGE OBLIGATIONS—5.7%
48	American Home Mortgage Assets Trust Series 2006-2 Cl. 1A1 1.086%—09/25/2046[1]	33
23	Banc of America Alternative Loan Trust Series 2003-2 Cl. CB1 5.750%—04/25/2033	24
75	Banc of America Funding Corp. Series 2007-D Cl. 1A4 0.382%—06/20/2047[1]	69
15	Series 2004-A Cl. 4A1 2.703%—06/20/2032[5]	15

		84

70	BCAP LLC Trust Series 2011 Cl. RR5 5.250%—06/26/2036[3]	61
39	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A2 2.280%—08/25/2035[1]	40
9	Series 2004-10 Cl. 15A1 2.659%—01/25/2035[5]	10
18	Series 2005-1 Cl. 4A1 5.426%—03/25/2035[5]	18

		68

20

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
€128	Berica ABS Srl Series 2011-1 Cl. A1 0.613%—12/30/2055[1]	$174
$66	Citigroup Mortgage Loan Trust Inc. Series 2005-3 Cl. 1A1 1.743%—08/25/2035[5]	65
39	First Horizon Asset Securities Inc. Series 2005-AR4 Cl. 2A1 2.583%—10/25/2035[5]	34
€6	Granite Mortgages plc Series 2003-3 Cl. 2A 0.707%—01/20/2044[1]	8
£54	Series 2004-3 Cl. 3A2 0.903%—09/20/2044[1]	91

		99

$23	Impac CMB Trust Series 2004-4 Cl. 1A1 0.794%—09/25/2034[1]	22
11	Indymac Index Mortgage Loan Trust Series 2004-AR6 Cl. 5A1 2.564%—10/25/2034[5]	11
18	JP Morgan Alternative Loan Trust Series 2006-A3 Cl. 1A3 0.302%—07/25/2036[1]	18
85	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8 Cl. 1A1 5.397%—05/15/2045	92
315	JP Morgan Mortgage Trust Series 2006-A2 Cl. 1A1 2.694%—04/25/2036[5]	281
13	Series 2006-S2 Cl. 2A2 5.875%—06/25/2021	13

		294

10	MASTR Adjustable Rate Mortgages Trust Series 2004-4 Cl. 3A1 2.201%—05/25/2034[5]	10
143	Merrill Lynch Mortgage Investors Trust Series 2003-H Cl. A3A 1.942%—01/25/2029[5]	142
129	Morgan Stanley Capital I Trust Series 2007-IQ14 Cl. A1A 5.665%—04/15/2049[5]	141
57	Structured Asset Securities Corp. Series 2005-16 Cl. 1A2 5.500%—09/25/2035	59
32	Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8 Cl. A1 0.232%—06/15/2020[1,3]	32
57	Series 2006-C27 Cl. 1A1 5.749%—07/15/2045[5]	62
362	Series 2007-C32 Cl. A1A 5.934%—06/15/2049[5]	402
63	Series 2007-C33 Cl. 1A1 6.132%—02/15/2051[5]	71

		567

13	Washington Mutual Mortgage Pass Through Certificates Series 2005-AR6 Cl. 2A1A 0.382%—04/25/2045[1]	12
53	Series 2005-AR9 Cl. A1A 0.472%—07/25/2045[1]	51
114	Series 2007-HY3 Cl. 2A1 0.000%—03/25/2037*	99
$193	Series 2007-HY4 Cl. 3A1 4.622%—04/25/2037[5]	$183

		345

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,145)		2,343

CORPORATE BONDS & NOTES—26.4%
100	Abbey National Treasury Services plc 4.000%—04/27/2016	106
200	Ally Financial Inc. 3.500%—07/18/2016	207
100	3.635%—06/20/2014[1]	101
100	4.625%—06/26/2015	104
400	5.500%—02/15/2017	436

		848

1,000	American International Group Inc. 2.375%—08/24/2015	1,020
100	Bank of America Corp. 0.566%—08/15/2016[1]	99
200	2.000%—01/11/2018	200
300	5.750%—12/01/2017	340
100	6.500%—08/01/2016	112

		751

400	BellSouth Corp. 4.182%—04/26/2021[3]	414
100	CIT Group Inc. 4.250%—08/15/2017	105
300	4.750%—02/15/2015[3]	308

		413

100	Citigroup Inc. 1.189%—07/25/2016[1]	101
100	6.010%—01/15/2015	104

		205

400	Community Health Systems Inc. 5.125%—08/15/2018	422
100	COX Communications Inc. 5.450%—12/15/2014	103
100	5.875%—12/01/2016[3]	111

		214

400	Ford Motor Credit Co. LLC 2.750%—05/15/2015	409
300	4.207%—04/15/2016	318

		727

400	Ford Motor Credit Co. LLC MTN[6] 1.006%—01/17/2017[1]	403
100	Goldman Sachs Group Inc. 0.727%—01/12/2015[1]	100
100	International Lease Finance Corp. 6.500%—09/01/2014[3]	102
300	8.625%—09/15/2015	330

		432

100	JP Morgan Chase & Co. 1.129%—01/25/2018[1]	101
400	3.450%—03/01/2016	419

		520

100	JP Morgan Chase & Co. MTN[6] 0.854%—02/26/2016[1]	101
300	1.100%—10/15/2015	301

		402

21

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
	$100	Kroger Co. 2.200%—01/15/2017	$102
	100	Merrill Lynch & Co. Inc. MTN[6] 6.400%—08/28/2017	115
	100	Morgan Stanley 1.750%—02/25/2016	101
	100	Mylan Inc. 1.800%—06/24/2016	101
	100	Petrobras Global Finance BV 2.593%—03/17/2017[1]	101
	400	Philip Morris International Inc. 2.500%—05/16/2016	415
	100	Russian Agricultural Bank OJSC Via RSHB Capital SA 9.000%—06/11/2014[3]	101
	200	Sinopec Group Overseas Development 2014 Ltd. 1.007%—04/10/2017[1,3]	200
	200	UnitedHealth Group Inc. 0.358%—08/28/2014[1]	200
	100	Verizon Communications Inc. 1.763%—09/15/2016[1]	103
	400	2.500%—09/15/2016	414
	100	3.650%—09/14/2018	107

			624

	1,200	Volkswagen International Finance NV 1.150%—11/20/2015[3]	1,208
	100	VTB Bank OJSC Via VTB Capital SA 6.465%—03/04/2015[3]	101
	300	Wachovia Bank NA 0.603%—11/03/2014[1]	300
	100	Wells Fargo & Co. 0.428%—10/28/2015[1]	100
	50	Wynn Las Vegas LLC 7.750%—08/15/2020	56

	TOTAL CORPORATE BONDS & NOTES (Cost $10,731)		10,802

FOREIGN GOVERNMENT OBLIGATIONS—22.6%
R$	1,300	Brazil Letras Do Tesouro Nacional 0.000%—04/01/2015-01/01/2017[7]	505
	€100	Italy Buoni Poliennali Del Tesoro 2.250%—04/22/2017[8]	143
	1,700	3.750%—08/01/2015	2,447
	1,700	4.500%—07/15/2015	2,466

			5,056

	100	Italy Certificati di Credito Del Tesoro 0.000%—06/30/2015[7]	138
MEX$	29,400	Mexico Cetes 0.000%—05/22/2014-09/04/2014[7]	2,227
	€100	Slovenia Government Bond 4.700%—11/01/2016[3]	150
	200	Spain Government Bond 3.000%—04/30/2015	284
	100	3.300%—07/30/2016	146
	500	4.000%—07/30/2015	723

			1,153

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $9,076)		9,229

MORTGAGE PASS-THROUGH—3.0%
	$98	Federal Home Loan Mortgage Corp. 1.728%—10/25/2021[5]	9
	$8	Federal National Mortgage Association 2.327%—07/01/2032[1]	$8
	89	2.792%—11/01/2042[1]	91
	13	4.500%—02/01/2026	14

			113

	29	Federal National Mortgage Association REMIC[9] 0.272%—03/25/2034[1]	29
	1,000	Federal National Mortgage Association TBA[10] 4.000%—05/16/2028	1,061

	TOTAL MORTGAGE PASS-THROUGH (Cost $1,212)		1,212

MUNICIPAL BONDS—2.3%
	100	Buckeye Tobacco Settlement Financing Authority 5.875%—06/01/2047	81
	100	6.000%—06/01/2042	82

			163

	100	California State 7.600%—11/01/2040	144
	400	Illinois State 4.421%—01/01/2015	410
	200	New York City NY 5.887%—12/01/2024	239

	TOTAL MUNICIPAL BONDS (Cost $852)		956

PREFERRED STOCKS—0.1%
	(Cost $24)
Shares
	CONSUMER FINANCE—0.1%
	900	Ally Financial Inc.	25

U.S. GOVERNMENT OBLIGATIONS—13.1%
Principal Amount (000s)
	$4,800	U.S. Treasury Floating Rate Note 0.099%—04/30/2016[1]	4,800
	203	U.S. Treasury Inflation Indexed Bonds[8] 0.125%—01/15/2023[11]	199
	323	1.250%—07/15/2020[11]	351

			550

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $5,343)		5,350

SHORT-TERM INVESTMENTS—16.3%
	CERTIFICATES OF DEPOSIT—1.6%
	400	Credit Suisse NY 0.556%—08/24/2015[1]	400
	250	Sumitomo Mitsui Banking Corp./New York 0.547%—04/29/2016[1]	250

			650

	COMMERCIAL PAPER—3.9%
	400	Edison International 0.700%—07/01/2014	399

22

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)
$300	Entergy Corp. 0.950%—05/05/2014	$300
600	Glencore Funding LLC 0.690%—10/03/2014-10/07/2014	598
300	Thermo Fisher Scientific Inc. 0.550%—07/02/2014	300

		1,597

REPURCHASE AGREEMENTS—7.3%
3,000	Repurchase Agreement with Citigroup Inc. dated April 30, 2014 due May 01, 2014 at 0.060% collateralized by U.S. Treasury Notes (market value $3,061)	3,000

U.S. GOVERNMENT OBLIGATIONS—3.5%
$1,200	U.S. Treasury Bills 0.055%—10/23/2014[11]	$1,200
200	0.070%—09/04/2014[11]	200

		1,400

TOTAL SHORT-TERM INVESTMENTS (Cost $6,647)		6,647

TOTAL INVESTMENTS—104.3% (Cost $40,371)		42,627

CASH AND OTHER ASSETS, LESS LIABILITIES—(4.3)%		(1,745)

TOTAL NET ASSETS—100.0%		$40,882

FUTURES CONTRACTS OPEN AT APRIL 30, 2014

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
E-mini S&P 500 Futures (Sell)	10	$1	06/20/2014	$(13)
Eurodollar Futures-CME 90 day (Buy)	46	11,500	03/16/2015	9
Eurodollar Futures-CME 90 day (Buy)	122	30,500	06/15/2015	8
Eurodollar Futures-CME 90 day (Buy)	131	32,750	09/14/2015	(7)

				$(3)

WRITTEN OPTIONS OPEN AT APRIL 30, 2014

Description	Counterparty	Number of Contracts	Strike Index/ Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
S&P 500 Index Option (Call)	CME Group	54	1,920.00	[j]	06/21/2014	$94	$(69)
S&P 500 Index Option (Put)	CME Group	43	1,820.00		06/21/2014	130	(82)
Credit Default Option 5 year (Call)	Bank of America Corp.	300,000	0.55%		06/18/2014	—	—
Credit Default Option 5 year (Put)	Bank of America Corp.	200,000	0.85		06/18/2014	—	—
Credit Default Option 5 year (Put)	BNP Paribas S.A.	300,000	0.90		06/18/2014	1	—
Credit Default Option 5 year (Call)	Goldman Sachs Group Inc.	100,000	0.65		09/17/2014	—	—
Credit Default Option 5 year (Put)	Goldman Sachs Group Inc.	400,000	0.95		09/17/2014	1	(1)
Credit Default Option 5 year (Put)	JP Morgan Chase & Co.	1,400,000	1.00		06/18/2014	2	—
Interest Rate Swap Option 5 year (Put)	Bank of America Corp.	400,000	3.00		10/15/2015	11	(6)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Group Inc.	400,000	3.00		10/15/2015	11	(6)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	1,600,000	1.50		06/11/2014	2	(1)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	1,100,000	1.50		06/16/2014	1	—
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	400,000	1.53		05/19/2014	1	—
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	400,000	1.83		05/19/2014	2	(1)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	1,100,000	1.85		06/16/2014	8	(5)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	1,600,000	2.00		06/11/2014	5	(3)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	800,000	3.53		02/29/2016	10	(11)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley & Co. LLC	300,000	2.70		06/16/2014	2	(1)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley & Co. LLC	300,000	3.00		06/16/2014	3	(1)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	BNP Paribas S.A.	1,000,000	$108.00		06/12/2014	3	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	BNP Paribas S.A.	1,000,000	99.00		06/12/2014	2	(2)

Total Written Options						$289	$(189)

23

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2014

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Credit Suisse Group AG	$121	$120	11/04/2014	$1
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	60	60	11/04/2014	—
Brazilian Real (Buy)	UBS AG	59	59	05/05/2014	—
Brazilian Real (Buy)	UBS AG	50	50	11/04/2014	—
Brazilian Real (Sell)	BNP Paribas S.A.	4	4	04/02/2015	—
Brazilian Real (Sell)	Credit Suisse Group AG	121	120	11/04/2014	(1)
Brazilian Real (Sell)	HSBC Bank USA N.A.	50	50	11/04/2014	—
Brazilian Real (Sell)	JP Morgan Chase & Co.	60	60	11/04/2014	—
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	405	406	04/02/2015	1
Brazilian Real (Sell)	UBS AG	58	54	05/05/2014	(4)
Brazilian Real (Sell)	UBS AG	58	58	06/03/2014	—
British Pound Sterling (Buy)	Barclays plc	206	202	06/12/2014	4
British Pound Sterling (Sell)	Goldman Sachs Group Inc.	295	293	06/12/2014	(2)
Canadian Dollar (Sell)	Bank of America Corp.	13	13	06/19/2014	—
Chinese Yuan (Buy)	Barclays plc	205	210	05/19/2014	(5)
Chinese Yuan (Buy)	Deutsche Bank AG	287	293	06/06/2014	(6)
Chinese Yuan (Buy)	HSBC Bank USA N.A.	435	445	05/21/2014	(10)
Chinese Yuan (Buy)	UBS AG	515	527	05/19/2014	(12)
Chinese Yuan (Sell)	Bank of America Corp.	706	720	05/19/2014	14
Chinese Yuan (Sell)	Barclays plc	205	210	05/21/2014	5
Chinese Yuan (Sell)	BNP Paribas S.A.	3	3	06/06/2014	—
Chinese Yuan (Sell)	Credit Suisse Group AG	14	14	05/19/2014	—
Chinese Yuan (Sell)	UBS AG	230	236	05/21/2014	6
Chinese Yuan (Sell)	UBS AG	284	291	06/06/2014	7
Euro Currency (Buy)	Bank of America Corp.	7,010	6,991	05/02/2014	19
Euro Currency (Sell)	Bank of America Corp.	6,877	6,836	05/02/2014	(41)
Euro Currency (Sell)	Bank of America Corp.	7,010	6,991	06/03/2014	(19)
Euro Currency (Sell)	HSBC Bank USA N.A.	133	132	05/02/2014	(1)
Japanese Yen (Sell)	Deutsche Bank AG	230	324	10/11/2016	94
Japanese Yen (Sell)	HSBC Bank USA N.A.	80	80	05/13/2014	—
Mexican Peso (Buy)	BNP Paribas S.A.	324	319	05/14/2014	5
Mexican Peso (Buy)	Deutsche Bank AG	101	100	05/14/2014	1
Mexican Peso (Buy)	Goldman Sachs Group Inc.	422	423	08/25/2014	(1)
Mexican Peso (Sell)	BNP Paribas S.A.	227	223	05/22/2014	(4)
Mexican Peso (Sell)	BNP Paribas S.A.	150	147	06/26/2014	(3)
Mexican Peso (Sell)	BNP Paribas S.A.	74	73	07/24/2014	(1)
Mexican Peso (Sell)	BNP Paribas S.A.	150	147	08/07/2014	(3)
Mexican Peso (Sell)	BNP Paribas S.A.	409	401	08/21/2014	(8)
Mexican Peso (Sell)	Goldman Sachs Group Inc.	425	426	05/14/2014	1
Mexican Peso (Sell)	Goldman Sachs Group Inc.	31	30	06/12/2014	(1)
Mexican Peso (Sell)	Goldman Sachs Group Inc.	105	103	06/26/2014	(2)
Mexican Peso (Sell)	Goldman Sachs Group Inc.	194	190	08/21/2014	(4)
Mexican Peso (Sell)	Goldman Sachs Group Inc.	670	659	09/04/2014	(11)
Mexican Peso (Sell)	Morgan Stanley & Co. LLC	186	182	08/21/2014	(4)

					$15

SWAP AGREEMENTS OPEN AT APRIL 30, 2014

CENTRALLY CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.625%	09/16/2043	CAD$	200	$21
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	3.500	12/18/2043		200	(11)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	09/21/2016		€200	11
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	03/21/2017		200	6
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.470	04/26/2019	MEX$	700	—
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500	12/16/2016		$8,300	(4)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	12/18/2023		700	(14)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.050	06/13/2043		300	15
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043		1,000	74

Interest Rate Swaps							$98

24

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CENTRALLY CLEARED SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 21 Version 1	Buy	1.000%	06/20/2019	0.700%	$4	$4	€200	$—
ICE Group	Dow Jones CDX North America High Yield Index Series 21	Buy	1.000	06/20/2019	0.642	60	47	$3,200	13
ICE Group	Dow Jones CDX North America High Yield Index Series 22	Buy	5.000	06/20/2019	3.437	31	30	400	1

Credit Default Swaps									$14

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.160%	01/02/2015	R$	200	$(2)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.440	01/02/2015		400	(5)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.420	01/02/2017		500	(17)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.600	01/02/2017		800	(22)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.860	01/02/2017		200	(6)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		500	(3)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	7.620	01/02/2015		200	(3)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	8.415	01/02/2017		800	(26)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	7.550	01/02/2015		100	(1)
JP Morgan Chase & Co.	Brazil Cetip Interbank Deposit	Pay	9.010	01/02/2017		400	(14)
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	8.640	01/02/2017		200	(7)

Interest Rate Swaps							$(106)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America Corp.	HSBC Bank plc 4.000% due 01/15/2021	Sell	1.000%	03/20/2019	0.561%	$3	$2	€100	$1
JP Morgan Chase & Co.	HSBC Bank plc 4.000% due 01/15/2021	Sell	1.000	03/20/2019	0.561	12	7	400	5
Deutsche Bank AG	HSBC Bank USA N.A. 4.000% due 01/15/2021	Sell	1.000	03/20/2019	0.561	3	2	100	1
BNP Paribas S.A.	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	06/20/2016	0.188	2	2	$100	—
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	03/20/2019	0.445	3	2	100	1
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	12/20/2023	1.242	2	(9)	400	11
JP Morgan Chase & Co.	Bolivarian Republic of Venezuela 9.250% due 09/15/2027	Sell	5.000	06/20/2016	10.030	(9)	(14)	100	5
Deutsche Bank AG	Citigroup Inc. 6.125% due 05/15/2018	Sell	1.000	03/20/2019	0.674	2	1	100	1
Goldman Sachs Group Inc.	Citigroup Inc. 6.125% due 05/15/2018	Sell	1.000	03/20/2019	0.674	2	1	100	1
Credit Suisse Group AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	12/20/2018	1.979	(1)	(4)	100	3
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.382	(17)	(44)	1,000	27
Goldman Sachs Group Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	1.080	1	—	100	1
Morgan Stanley & Co. LLC	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.382	(2)	(5)	100	3

25

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	06/20/2016	0.317	$3	$3	$200	$—
Morgan Stanley & Co. LLC	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	12/20/2014	0.161	1	1	200	—
Goldman Sachs Group Inc.	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	03/20/2019	0.870	1	(1)	100	2
Bank of America Corp.	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	03/20/2019	0.847	2	1	200	1
Barclays plc	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.933	3	5	300	(2)
Barclays plc	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	03/20/2019	0.847	1	1	100	—
Deutsche Bank AG	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	06/20/2019	0.894	1	1	200	—
JP Morgan Chase & Co.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	12/20/2016	0.544	2	(5)	100	7
JP Morgan Chase & Co.	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.933	3	5	300	(2)
JP Morgan Chase & Co.	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	03/20/2019	0.847	2	1	300	1
Morgan Stanley & Co. LLC	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.933	2	3	200	(1)
Credit Suisse Group AG	Republic of Colombia 10.375% due 01/28/2033	Sell	1.000	03/20/2019	0.911	—	(1)	100	1
Morgan Stanley & Co. LLC	Republic of Colombia 10.375% due 01/28/2033	Sell	1.000	12/20/2018	1.281	1	—	100	1
HSBC Bank USA N.A.	Republic of Indonesia 6.875% due 03/09/2017	Sell	1.000	12/20/2018	2.219	(2)	(5)	100	3
HSBC Bank USA N.A.	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2019	1.106	—	(2)	100	2
HSBC Bank USA N.A.	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2019	2.573	(7)	(6)	100	(1)
JP Morgan Chase & Co.	State of Qatar 9.750% due 06/15/2030	Sell	1.000	06/20/2019	0.594	2	2	100	—
Deutsche Bank AG	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	09/20/2014	0.343	—	—	100	—
Bank of America Corp.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	1.051	3	1	200	2
Credit Suisse Group AG	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	1.051	1	—	100	1
Goldman Sachs Group Inc.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	1.046	1	—	100	1
HSBC Bank USA N.A.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	1.051	1	—	100	1
HSBC Bank USA N.A.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.822	1	1	100	—
JP Morgan Chase & Co.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	03/20/2024	1.278	(2)	(3)	100	1

Credit Default Swaps									$78

Total Swaps									$84

26

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$5,963	$—	$5,963
Bank Loan Obligations	—	100	—	100
Collateralized Mortgage Obligations	—	2,343	—	2,343
Corporate Bonds & Notes	—	10,802	—	$10,802
Foreign Government Obligations	—	9,229	—	9,229
Mortgage Pass-Through	—	1,212	—	1,212
Municipal Bonds	—	956	—	956
Preferred Stocks	25	—	—	25
U.S. Government Obligations	—	5,350	—	5,350
Short-Term Investments
Certificates Of Deposit	—	650	—	650
Commercial Paper	—	1,597	—	1,597
Repurchase Agreements	—	3,000	—	3,000
U.S. Government Obligations	—	1,400	—	1,400

Total Investments in Securities	$25	$42,602	$—	$42,627

Financial Derivative Instruments—Assets
Forward Currency Contracts	$—	$158	$—	$158
Futures Contracts	17	—	—	17
Swap Agreements	—	225	—	225

Total Financial Derivative Instruments—Assets	$17	$383	$—	$400

Liability Category
Financial Derivative Instruments—Liabilities
Forward Currency Contracts	$—	$(143)	$—	$(143)
Futures Contracts	(20)	—	—	(20)
Swap Agreements	—	(141)	—	(141)
Written Options	(151)	(38)	—	(189)

Total Financial Derivative Instruments—Liabilities	$(171)	$(322)	$—	$(493)

Total Investments	$(129)	$42,663	$—	$42,534

There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

27

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security, the stated rate represents the rate in effect at April 30, 2014.

2	CLO after the name of a security stands for Collateralized Loan Obligations.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2014, the aggregate value of these securities was $3,701 or 9% of net assets.

4	Step coupon security.

5	Variable rate security, the stated rate represents the rate in effect at April 30, 2014.

6	MTN after the name of a security stands for Medium Term Note.

7	Zero coupon bond.

8	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

9	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

10	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2014. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements.)

11	At April 30, 2014, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate value of $1,950 or 5% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

R$	Brazilian Real

£	British Pound

CAD$	Canadian Dollar

€	Euro

MEX$	Mexican Peso

The accompanying notes are an integral part of the Financial Statements.

28

Harbor Strategic Markets Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2014 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
ASSETS
Investments, at identified cost*	$341,833	$40,371
Investments, at value	$345,956	$39,627
Repurchase agreements	643	3,000
Cash-restricted	626	82
Cash	293	387
Foreign currency, at value (cost: $111, $52)	111	52
Receivables for:
Investments sold	21,743	5,028
Foreign currency spot contracts	9	—
Capital shares sold	198	—
Interest	804	185
Unrealized appreciation on open forward currency contracts	160	158
Unrealized appreciation on OTC swap agreements	2,879	84
Variation margin on futures contracts	117	21
Options	50	—
Prepaid registration fees	—	16
Prepaid fund insurance	1	—
Other assets	28	19
Total Assets	373,618	48,659
LIABILITIES
Payables for:
Due to broker	4,595	—
Investments purchased	5,229	7,215
Capital shares reacquired	494	16
Investments sold short, at value (proceeds: $7,517, $0)	7,517	—
Written options, at value (premiums received: $422, $289)	119	189
Swap premiums received	49	51
Unrealized depreciation on OTC swap agreements	1,122	112
Sale-buyback financing transactions	86,297	—
Variation margin on futures contracts	37	3
Variation margin on centrally cleared swap agreements	102	3
Unrealized depreciation on open forward currency contracts	979	143
Accrued expenses:
Management fees	177	29
Transfer agent fees	12	2
Trustees’ fees and expenses	2	—
Other	63	14
Total Liabilities	106,794	7,777
NET ASSETS	$266,824	$40,882
Net Assets Consist of:
Paid-in capital	$255,128	$39,784
Accumulated undistributed net investment income/(loss)	5,801	468
Accumulated net realized gain/(loss)	508	(1,813)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	4,012	2,247
Unrealized appreciation/(depreciation) of other financial instruments	1,375	196
	$266,824	$40,882
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$265,546	$39,245
Shares of beneficial interest[1]	40,534	3,689
Net asset value per share[2]	$6.55	$10.64
Administrative Class
Net assets	$1,278	$1,637
Shares of beneficial interest[1]	196	154
Net asset value per share[2]	$6.53	$10.60

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying footnotes are an integral part of the Financial Statements.

29

Harbor Strategic Markets Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2014 (Unaudited)

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
Investment Income
Interest	$1,493	$361
Dividends	—	1
Total Investment Income	1,493	362
Operating Expenses
Management fees	1,181	176
12b-1 fees:
Administrative Class	1	2
Shareholder communications	17	1
Custodian fees	107	64
Transfer agent fees:
Institutional Class	87	12
Administrative Class	—	—
Professional fees	5	—
Trustees’ fees and expenses	4	1
Registration fees	24	17
Miscellaneous	4	3
Expenses before interest expense	1,430	276
Interest expense	47	—
Total expenses	1,477	276
Transfer agent fees waived	(9)	(1)
Other expenses reimbursed	(50)	(56)
Net expenses	1,418	219
Net Investment Income/(Loss)	75	143
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(3,785)	(364)
Foreign currency transactions	(276)	(75)
Investments sold short	7	(12)
Swap agreements	20,255	(806)
Futures contracts	(1,837)	(205)
Written options	710	152
Change in net unrealized appreciation/(depreciation) on:
Investments	2,597	467
Forwards currency contracts	(689)	(29)
Investments sold short	—	65
Swap agreements	7,314	664
Futures contracts	602	197
Written options	(315)	92
Translations of assets and liabilities in foreign currencies	16	16
Net gain/(loss) on investment transactions	24,599	162
Net Increase/(Decrease) in Net Assets Resulting from Operations	$24,674	$305

The accompanying footnotes are an integral part of the Financial Statements.

30

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$75	$1,604	$143	$536
Net realized gain/(loss) on investments	15,074	(48,141)	(1,310)	(121)
Net unrealized appreciation/(depreciation) of investments	9,525	(14,886)	1,472	(129)
Net increase/(decrease) in assets resulting from operations	24,674	(61,423)	305	286
Distributions to Shareholders
Net investment income:
Institutional Class	—	(4,062)	(110)	(640)
Administrative Class	—	(14)	(3)	(14)
Net realized gain on investments:
Institutional Class	(6,816)	(871)	—	—
Administrative Class	(26)	(3)	—	—
Total distributions to shareholders	(6,842)	(4,950)	(113)	(654)
Net Increase/(Decrease) Derived from Capital Share Transactions	(71,087)	36,710	(2,589)	12,393
Net increase/(decrease) in net assets	(53,255)	(29,663)	(2,397)	12,025
Net Assets
Beginning of period	320,079	349,742	43,279	31,254
End of period*	$266,824	$320,079	$40,882	$43,279
* Includes accumulated undistributed net investment income/(loss) of:	$5,801	$5,726	$468	$438

The accompanying footnotes are an integral part of the Financial Statements.

31

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$82,240	$202,432	$4,345	$39,911
Net proceeds from redemption fees	—	2	—	—
Reinvested distributions	6,214	4,646	106	605
Cost of shares reacquired	(159,601)	(170,398)	(7,444)	(28,661)
Net increase/(decrease) in net assets	$(71,147)	$36,682	$(2,993)	$11,855
Administrative Class
Net proceeds from sale of shares	$449	$1,367	$506	$765
Reinvested distributions	21	17	3	14
Cost of shares reacquired	(410)	(1,356)	(105)	(241)
Net increase/(decrease) in net assets	$60	$28	$404	$538
SHARES
Institutional Class
Shares sold	13,541	30,395	411	3,745
Shares issued due to reinvestment of distributions	1,039	652	10	57
Shares reacquired	(26,064)	(26,240)	(704)	(2,699)
Net increase/(decrease) in shares outstanding	(11,484)	4,807	(283)	1,103
Beginning of period	52,018	47,211	3,972	2,869
End of period	40,534	52,018	3,689	3,972
Administrative Class
Shares sold	74	199	48	71
Shares issued due to reinvestment of distributions	4	3	—	2
Shares reacquired	(69)	(209)	(10)	(23)
Net increase/(decrease) in shares outstanding	9	(7)	38	50
Beginning of period	187	194	116	66
End of period	196	187	154	116

The accompanying footnotes are an integral part of the Financial Statements.

32

Harbor Strategic Markets Funds

STATEMENT OF CASH FLOWS (CONSOLIDATED)—Period Ended April 30, 2014

(All amounts in thousands)

Harbor Commodity Real Return Strategy Fund
Cash flows provided by operating activities
Net increase in net assets resulting from operations	$24,674
Adjustments to reconcile net (decrease) in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(969,055)
Proceeds from sales of long-term securities	1,040,010
Purchases of short-term portfolio investments, net	(18,480)
Increase in receivable for investments sold	(5,455)
Increase in foreign spot contracts receivable	(13)
Decrease in interest receivable	87
Decrease in swap premiums paid	150
Increase in variation margin on futures contracts	(89)
Decrease in variation margin on swap agreements	23
Increase in options	(42)
Decrease in prepaid registration fees	2
Decrease in other assets	31
Decrease in payable for investments purchased	(9,280)
Increase in investments sold short	7,517
Decrease in premiums from options written	(355)
Increase in swap premiums received	49
Increase in variation margin on futures contracts	37
Increase in variation margin on centrally cleared swaps	102
Decrease in management fees payable	(50)
Decrease in transfer agent fees payable	(3)
Increase in other liabilities payable	12
Net change in unrealized appreciation/(depreciation) on investments	(3,359)
Net change in unrealized appreciation/(depreciation) on forwards	689
Net change in unrealized appreciation/(depreciation) on swaps	(8,013)
Net change in unrealized appreciation/(depreciation) on written options	315
Net realized loss on investments	3,778
Net amortization	828
Net cash provided by operating activities	64,110
Cash flows used for financing activities:
Proceeds from shares sold	83,345
Payment on shares redeemed	(160,157)
Proceeds from redemption fees	—
Cash dividends paid	(607)
Increase in sale-buyback financing transactions	11,391
Increase in due to broker	1,461
Net cash used for financing activities	(64,567)
Net Decrease in Cash	(457)
Cash and Foreign Currency
Beginning of period	$861
End of period	404
Reinvestment of dividends	$6,235
Supplemental disclosure of cash flow information:
Interest paid during the period	$47

The accompanying footnotes are an integral part of the Financial Statements.

33

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$6.13		$7.38	$7.66	$8.07	$7.28	$6.30
Income from Investment Operations
Net investment income/(loss)[a]	0.04		0.02	0.08	0.02	(0.02)	0.06
Net realized and unrealized gains/(losses) on investments	0.51		(1.17)	0.01	0.41	1.46	0.97
Total from investment operations	0.55		(1.15)	0.09	0.43	1.44	1.03
Less Distributions
Dividends from net investment income	—		(0.08)	(0.11)	(0.65)	(0.64)	(0.05)
Distributions from net realized capital gains[1]	(0.13)		(0.02)	(0.26)	(0.19)	(0.01)	—
Total distributions	(0.13)		(0.10)	(0.37)	(0.84)	(0.65)	(0.05)
Proceeds from redemption fees	—		— *	— *	— *	— *	— *
Net asset value end of period	6.55		6.13	7.38	7.66	8.07	7.28
Net assets end of period (000s)	$265,546		$318,937	$348,315	$301,478	$150,555	$70,498
Ratios and Supplemental Data (%)
Total return[b]	9.20%[c]		(15.76)%	1.73%	5.56%	21.29%	16.55%
Ratio of total expenses to average net assets[2]	1.01	[d]	1.03	1.09	1.05	1.15	1.30
Ratio of net expenses to average net assets[a]	0.97	[d]	0.98	1.00	0.94	0.94	0.94
Ratio of net expenses excluding interest expense to average net assets[a]	0.94	[d]	0.94	0.94	0.94	0.94	0.94
Ratio of net investment income to average net assets[a]	0.05	[d]	0.45	1.21	1.79	1.11	2.72
Portfolio turnover	269	[c]	532	474	581	390	515

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012	2011	2010[e]
	(Unaudited)
Net asset value beginning of period	$10.59		$10.65	$10.18	$10.35	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.04		0.14	0.21	0.14	0.10
Net realized and unrealized gains/(losses) on investments	0.04		0.02	0.55	(0.22)	0.33
Total from investment operations	0.08		0.16	0.76	(0.08)	0.43
Less Distributions
Dividends from net investment income	(0.03)		(0.22)	(0.21)	(0.09)	(0.08)
Distributions from net realized capital gains[1]	—		—	(0.08)	—	—
Total distributions	(0.03)		(0.22)	(0.29)	(0.09)	(0.08)
Net asset value end of period	10.64		10.59	10.65	10.18	10.35
Net assets end of period (000s)	$39,245		$42,054	$30,551	$25,922	$5,676
Ratios and Supplemental Data (%)
Total return[b]	0.74%[c]		1.56%	7.68%	(0.74)%	(4.32)%[c]
Ratio of total expenses to average net assets[2]	1.32	[d]	1.34	1.45	1.59	5.62	[d]
Ratio of net expenses to average net assets[a]	1.05	[d]	1.05	1.07	1.05	1.05	[d]
Ratio of net expenses excluding interest expense to average net assets[a]	1.05	[d]	1.05	1.05	1.05	1.05	[d]
Ratio of net investment income to average net assets[a]	0.70	[d]	1.42	2.26	1.86	1.95	[d]
Portfolio turnover	326	[c]	1,440	1,262	1,067	954	[c]

The accompanying footnotes are an integral part of the Financial Statements.

34

Administrative Class
6-Month Period Ended April 30,2014		Year Ended October 31,
		2013	2012	2011	2010	2009
(Unaudited)
$6.12		$7.37	$7.65	$8.06	$7.26	$6.30

(0.01)		0.02	0.08	(0.18)	(0.21)	0.03
0.55		(1.18)	—	0.59	1.64	0.97
0.54		(1.16)	0.08	0.41	1.43	1.00

—		(0.07)	(0.10)	(0.63)	(0.62)	(0.04)
(0.13)		(0.02)	(0.26)	(0.19)	(0.01)	—
(0.13)		(0.09)	(0.36)	(0.82)	(0.63)	(0.04)
—		— *	— *	— *	— *	— *
6.53		6.12	7.37	7.65	8.06	7.26
$1,278		$1,142	$1,427	$1,132	$385	$235

9.05%[c]		(15.93)%	1.50%	5.31%	21.13%	16.02%
1.27	[d]	1.27	1.34	1.31	1.40	2.03
1.23	[d]	1.23	1.26	1.19	1.19	1.19
1.19	[d]	1.19	1.19	1.19	1.19	1.19
0.04	[d]	0.11	1.13	1.59	0.87	1.10
269	[c]	532	474	581	390	515

Administrative Class
6-Month Period Ended April 30, 2014		Year Ended October 31,
		2013	2012	2011	2010[e]
(Unaudited)
$10.56		$10.63	$10.17	$10.34	$10.00

0.01		0.08	0.27	0.14	0.10
0.05		0.06	0.46	(0.24)	0.31
0.06		0.14	0.73	(0.10)	0.41

(0.02)		(0.21)	(0.19)	(0.07)	(0.07)
—		—	(0.08)	—	—
(0.02)		(0.21)	(0.27)	(0.07)	(0.07)
10.60		10.56	10.63	10.17	10.34
$1,637		$1,225	$703	$944	$163

0.59%[c]		1.30%	7.38%	(0.93)%	4.09%[c]
1.57	[d]	1.59	1.70	1.85	5.86	[d]
1.30	[d]	1.31	1.32	1.30	1.30	[d]
1.30	[d]	1.30	1.30	1.30	1.30	[d]
0.43	[d]	1.15	2.03	1.58	1.64	[d]
326	[c]	1,440	1,262	1,067	954	[c]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period April 1, 2010 (inception) through October 31, 2010.

The accompanying footnotes are an integral part of the Financial Statements.

35

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2014 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts and exchange cleared swap agreements) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently,

36

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition are valued at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

37

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor Unconstrained Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agent it acquires direct rights against the borrower on the loan.

38

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, each Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, each Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, each Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the period, each Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

39

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio security by a Fund, coupled with an agreement to repurchase the security at a specified time and price. Until the security is repurchased, the Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. During the period, Harbor Unconstrained Bond Fund entered into reverse repurchase agreements. While a reverse repurchase agreement is outstanding, the Fund continues to receive principal and interest payments on the underlying security. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that

40

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

the market value of the securities purchased may decline below the repurchase price of the securities sold. Activity in reverse repurchase agreements by Harbor Unconstrained Bond Fund for the period ended April 30, 2014 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of the Period	Current Interest Rate	Maximum Amount Outstanding During the Period	Average Daily Amount Outstanding During the Period	Average Interest Rate During the Period
Reverse repurchase agreements	$—	N/A	$400	$1	0.020%

Average debt outstanding and average interest rate during the period is calculated based on calendar days.

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the period, each Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the period ended April 30, 2014 was $73,603 at a weighted average interest rate of 0.127% for Harbor Commodity Real Return Strategy Fund and none for Harbor Unconstrained Bond Fund.

Short Sales

During the period, each Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, each Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the

41

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, each Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

42

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, each Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, each Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2014 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund is $2,900 and $6,632, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the period, Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

43

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the period, Harbor Commodity Real Return Strategy Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.

When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, each Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, each Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

44

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

45

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As such, Harbor Commodity Real Return Strategy Fund has consolidated its investment in the Subsidiary into its financial statements and eliminated all intercompany accounts and transactions. As of April 30, 2014, the Subsidiary represented approximately $86,343 or 32% of the net assets (23.5% of the gross assets) of Harbor Commodity Real Return Strategy Fund.

Treatment of Income from Offshore Subsidiary for Harbor Commodity Real Return Strategy Fund

Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Harbor Commodity Real Return Strategy Fund seeks to gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The IRS has issued private letter rulings to other taxpayers concluding that income produced by certain types of commodity-linked notes or a mutual fund’s investment in a controlled foreign corporation (such as the Subsidiary) will constitute qualifying income. The tax treatment of commodity-related derivative instruments may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Harbor Commodity Real Return Strategy Fund’s taxable income and distributions. In late July 2011, the IRS indicated that the granting of private letter rulings is currently suspended. As a result, the Fund is unable to obtain a private letter ruling with respect to its investments or structure, although, based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to continue to treat its income from commodity-linked securities and the Subsidiary as qualifying income. If the IRS should make an adverse determination relating to the treatment of such income, the Fund would likely need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2010–2012), including all positions expected to be taken upon filing the 2013 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

46

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Consolidated Statement of Cash Flows

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period. During the six-month period ended April 30, 2014, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Commodity Real Return Strategy Fund requires the Fund to present a Consolidated Statement of Cash Flows.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-months period ended April 30, 2014 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund	$932,692	$36,363	$1,027,695	$19,832
Harbor Unconstrained Bond Fund	87,638	22,339	99,474	9,921

Written Options

Transactions in written options for the period ended April 30, 2014 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Options Written		Options Written		Options Written		Options Written		Options Written
	Swap Options - U.S.		Currency Options		Commodity Options		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Con tracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	41,000,000	$312	—	$—	788	$458	—	$—	20	$7
Options opened	23,960,000	100	10,005,000	99	212	150	38	23	89	33
Options closed	—	—	—	—	(21)	(27)	—	—	—	—
Options exercised	(2,100,000)	(5)	—	—	(85)	(27)	—	—	—	—
Options expired	(45,000,000)	(327)	—	—	(629)	(334)	—	—	(109)	(40)

Open at 04/30/2014	17,860,000	$80	10,005,000	$99	265	$220	38	$23	—	$—

HARBOR UNCONSTRAINED BOND FUND
	Options Written		Options Written		Options Written		Options Written
	Swap Options - U.S.		Currency Options		S&P 500 Index Options		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	3,800,000	$40	—	$—	—	$—	—	$—
Options opened	59,000,000	171	3,300,000	10	102	246	22	8
Options closed	(800,000)	(1)	—	—	(5)	(22)	—	—
Options exercised	(1,200,000)	(15)	—	—	—	—	—	—
Options expired	(49,700,000)	(135)	(1,300,000)	(5)	—	—	(22)	(8)

Open at 04/30/2014	11,100,000	$60	2,000,000	$5	97	$224	—	$—

47

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Master Netting Arrangements

As described in further detail below, the Funds may enter into Master Netting Agreements that govern the terms of certain transactions. Master Netting Agreements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Agreements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Agreements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The market value of any securities received as collateral is not reflected as a component of net asset value.

For the period ended April 30, 2014, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund have entered into the following Master Netting Agreements:

Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties.

Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern Over-The-Counter (OTC) market traded financial derivative transactions entered into by the Fund and select counterparties.

Please see Note 7-Offsetting Assets and Liabilities for a summary of current outstanding exposures by counterparty by Funds under terms of Master Agreements with netting provisions that enable a Fund to net its total exposure to a given counterparty.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Effective July 1, 2013, Harbor Capital underwent a change in control when Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) sold 90% plus one share of the outstanding shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
Harbor Commodity Real Return Strategy Fund	0.81%	0.81%
Harbor Unconstrained Bond Fund	0.85	0.85

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses, not including interest expense, to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the

48

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses, not including interest expense, to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. The contractual expense limitations are effective through February 28, 2015. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares (collectively, the “12b-1 Plan”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative Class shares. The 12b-1 Plan compensates the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the period ended April 30, 2014. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2014, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group			Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Total
Harbor Commodity Real Return Strategy Fund	41,151	1	41,152	0.1%
Harbor Unconstrained Bond Fund	319,218	15,967	335,185	8.7

49

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $5 for the period ended April 30, 2014.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2014 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund	$341,833	$5,719	$(953)	$4,766
Harbor Unconstrained Bond Fund*	40,371	2,294	(38)	2,256

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative type in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the period ended April 30, 2014 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

50

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Derivative Instruments

At April 30, 2014, the values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN FUND (CONSOLIDATED)

Statement of Assets and Liabilities Caption	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Unrealized appreciation on open forward currency contracts	$—	$—	$160	$—	$—	$160
Investments, at value (purchased options)	—	41	—	—	2	43
Unrealized appreciation on OTC swap agreements[b]	8	751	—	103	2,017	2,879
Unrealized appreciation on centrally cleared swap agreements[a,b]	—	33	—	9	—	42
Variation margin on futures contracts[a]	—	15	—	—	1,623	1,638

Liabilities						—
Unrealized depreciation on open forward currency contracts	$—	$—	$(979)	$—	$—	$(979)
Unrealized depreciation on OTC swap agreements[b]	—	(1,040)	—	—	(82)	(1,122)
Unrealized depreciation on centrally cleared swap agreements[a,b]	—	(793)	—	—	—	(793)
Variation margin on futures contracts[a]	—	(113)	—	—	(640)	(753)
Written Options, at value	(3)	(45)	(24)	(10)	(37)	(119)

HARBOR UNCONSTRAINED BOND FUND

Statement of Assets and Liabilities Caption	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Unrealized appreciation on open forward currency contracts	$—	$—	$158	$—	$—	$158
Unrealized appreciation on OTC swap agreements[b]	—	—	—	84	—	84
Unrealized appreciation on centrally cleared swap agreements[a,b]	—	127	—	14	—	141
Variation margin on futures contracts[a]	—	17	—	—	—	17

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$—	$(143)	$—	$—	$(143)
Unrealized depreciation on OTC swap agreements[b]	—	(106)	—	(6)	—	(112)
Unrealized depreciation on centrally cleared swap agreements[a,b]	—	(29)	—	—	—	(29)
Variation margin on futures contracts[a]	(13)	(7)	—	—	—	(20)
Written Options, at value	(151)	(35)	(2)	(1)	—	(189)

a	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

b	Net of premiums received of $(49) and $(51) For Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, respectively.

51

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the period ended April 30, 2014, were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$(262)	$—	$—	$(262)
Futures contracts	429	—	—	(2,266)	(1,837)
Investments (purchased options)	(92)	—	—	(149)	(241)
Written options	368	—	—	342	710
Swap agreements	(173)	—	(120)	20,548	20,255

Net realized gain/(loss) on derivatives	$532	$(262)	$(120)	$18,475	$18,625

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$(689)	$—	$—	$(689)
Futures contracts	(626)	—	—	1,228	602
Investments (purchased options)	40	—	—	143	183
Written options	(187)	75	18	(221)	(315)
Swap agreements	(441)	—	219	7,536	7,314

Change in unrealized appreciation/(depreciation) on derivatives	$(1,214)	$(614)	$237	$8,686	$7,095

HARBOR UNCONSTRAINED BOND FUND

Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Forward currency contracts	$—	$(76)	$—	$—	$(76)
Futures contracts	(205)	—	—	—	(205)
Investments (purchased options)	(38)	(37)	—	—	(75)
Written options	134	5	11	2	152
Swap agreements	(176)	—	(630)	—	(806)

Net realized gain/(loss) on derivatives	$(285)	$(108)	$(619)	$2	$(1,010)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Forward currency contracts	$—	$(29)	$—	$—	$(29)
Futures contracts	210	—	—	(13)	197
Investments (purchased options)	37	32	—	—	69
Written options	16	3	—	73	92
Swap agreements	(22)	—	686	—	664

Change in unrealized appreciation/(depreciation) on derivatives	$241	$6	$686	$60	$993

52

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES

The Funds have adopted Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which was established to enhance disclosures pertaining to the offsetting of derivatives, repurchase agreements, and securities lending transactions or those subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 requires additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position.

Please see the Master Netting Agreements section in Note 3 for more on Master Netting Agreements and how collateral is reported in the Financial Statements.

The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2014:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Harbor Commodity Real Return Strategy Fund[a]
Global/Master Repurchase Agreement
State Street Bank	$643	$—	$—	$—	$643	$(643)	$—
Master Securities Forward Transactions Agreement
Barclays Capital Inc.	—	—	(18,186)	(7,517)	(25,703)	—	(25,703)
Morgan Stanley & Co. LLC	—	—	(68,111)	—	(68,111)	—	(68,111)

Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a,b]
	$—	$—	$—	$—	$—	$—	$—

Total Borrowings and Other Financing Transactions	$643	$—	$(86,297)	$(7,517)

a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.

b	Harbor Cayman Commodity Fund Ltd. had no borrowings or other financing transactions subject to a master agreement as of April 30, 2014.

HARBOR UNCONSTRAINED BOND FUND

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
Citigroup Global Markets, Inc.	$3,000	$—	$—	$—	$3,000	$(3,000)	$—

Harbor Commodity Real Return Strategy Fund (Consolidated) and Harbor Unconstrained Bond Fund have not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of April 30, 2014.

53

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2014:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure
Harbor Commodity Real Return Strategy Fund[a]
Bank of America N.A.	$62	$—	$34	$96	$(105)	$—	$—	$(105)	$(9)	$9	$—
Barclays Bank plc	—	—	120	120	—	(2)	(20)	(22)	98	—	98
Barclays Bank plc Wholesale	17	—	—	17	(2)	—	—	(2)	15	—	15
BNP Paribas S.A.	2	—	266	268	(63)	(6)	(264)	(333)	(65)	—	(65)
Credit Suisse International	4	—	42	46	(178)	—	—	(178)	(132)	—	(132)
Deutsche Bank AG	—	—	82	82	—	(6)	(182)	(188)	(106)	—	(106)
Deutsche Bank AG London	5	—	—	5	(1)	—	—	(1)	4	—	4
Goldman Sachs Bank USA	—	41	119	160	—	(43)	(69)	(112)	48	—	48
Goldman Sachs Capital Markets LP	13	—	—	13	(17)	—	—	(17)	(4)	—	(4)
Goldman Sachs International	—	—	—	—	—	(3)	—	(3)	(3)	—	(3)
HSBC Bank USA	18	—	—	18	(51)	—	—	(51)	(33)	—	(33)
HSBC Bank USA N.A.	—	—	—	—	—	(5)	—	(5)	(5)	—	(5)
JP Morgan Chase Bank	3	—	—	3	—	—	—	—	3	—	3
JP Morgan Chase Bank, N.A.	6	—	9	15	(191)	(4)	(38)	(233)	(218)	45	(173)
Morgan Stanley & Co. Inc.	4	—	—	4	(4)	—	—	(4)	—	—	—
Morgan Stanley Capital Services LLC	—	—	85	85	—	—	(31)	(31)	54	—	54
Royal Bank of Scotland plc	—	—	55	55	(134)	—	(218)	(352)	(297)	—	(297)
Société Générale Paris	—	—	37	37	—	—	—	—	37	—	37
UBS AG	26	—	—	26	(233)	—	—	(233)	(207)	—	(207)
UBS AG Stamford	—	—	—	—	—	(4)	(218)	(222)	(222)	222	—

Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a]
Bank of America N.A.	$—	$—	$358	$358	$—	$—	$—	$—	$358	$—	$358
Barclays Bank plc	—	—	5	5	—	—	—	—	5	—	5
Canadian Imperial Bank of Commerce	—	—	—	—	—	(3)	—	(3)	(3)	—	(3)
Citibank N.A.	—	—	20	20	—	—	—	—	20	—	20
Credit Suisse International	—	—	59	59	—	—	—	—	59	—	59
Deutsche Bank AG	—	—	330	330	—	(2)	(65)	(67)	263	—	263
Goldman Sachs Bank USA	—	—	95	95	—	—	(5)	(5)	90	—	90
Goldman Sachs International	—	—	42	42	—	—	—	—	42	—	42
JP Morgan Chase Bank, N.A.	—	—	137	137	—	(3)	—	(3)	134	—	134
Morgan Stanley Capital Services LLC	—	2	806	808	—	(7)	(12)	(19)	789	—	789
Société Générale Paris	—	—	178	178	—	—	—	—	178	—	178

Total Over-the-Counter Exposure	$160	$43	$2,879	$3,082	$(979)	$(88)	$(1,122)	$(2,189)

a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.

54

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

HARBOR UNCONSTRAINED BOND FUND

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure
Bank of America N.A.	$33	$—	$4	$37	$(60)	$(6)	$(55)	$(121)	$(84)	$—	$(84)
Barclays Bank plc	—	—	—	—	—	—	(2)	(2)	(2)	—	(2)
Barclays Bank plc Wholesale	4	—	—	4	—	—	—	—	4	—	4
Barclays Capital	5	—	—	5	(5)	—	—	(5)	—	—	—
BNP Paribas S.A.	5	—	—	5	(19)	(2)	—	(21)	(16)	—	(16)
Credit Suisse International	1	—	5	6	(1)	—	—	(1)	5	—	5
Deutsche Bank AG	—	—	41	41	—	—	(29)	(29)	12	—	12
Deutsche Bank AG London	95	—	—	95	(6)	—	—	(6)	89	—	89
Goldman Sachs Bank USA	—	—	—	—	—	(6)	(1)	(7)	(7)	—	(7)
Goldman Sachs Capital Markets LP	1	—	—	1	(21)	—	—	(21)	(20)	—	(20)
Goldman Sachs International	—	—	5	5	—	(1)	—	(1)	4	—	4
HSBC Bank USA	—	—	—	—	(11)	—	—	(11)	(11)	—	(11)
HSBC Bank USA N.A.	—	—	6	6	—	—	(1)	(1)	5	—	5
JP Morgan Chase Bank, N.A.	—	—	19	19	—	—	(16)	(16)	3	—	3
Morgan Stanley & Co. Inc.	—	—	—	—	(4)	—	—	(4)	(4)	—	(4)
Morgan Stanley Capital Services LLC	—	—	4	4	—	(23)	(8)	(31)	(27)	—	(27)
Morgan Stanley Co. Inc.	1	—	—	1	—	—	—	—	1	—	1
UBS AG	13	—	—	13	(16)	—	—	(16)	(3)	—	(3)

Total Over-the-Counter Exposure	$158	$—	$84	$242	$(143)	$(38)	$(112)	$(293)

Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.

NOTE 8—SUBSEQUENT EVENTS

The Board of Trustees of Harbor Funds appointed Mr. Scott M. Amero to serve on the Board as a trustee effective May 19, 2014. Information regarding Mr. Amero is provided in the Trustees and Officers table set forth below in this report.

55

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2013)	Ending Account Value (April 30, 2014)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.87	$1,000	$1,092.00
Hypothetical (5% return)		4.71	1,000	1,020.02
Administrative Class	1.19%
Actual		$6.17	$1,000	$1,090.50
Hypothetical (5% return)		5.96	1,000	1,018.75
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual		$5.23	$1,000	$1,007.40
Hypothetical (5% return)		5.26	1,000	1,019.46
Administrative Class	1.30%
Actual		$6.47	$1,000	$1,005.90
Hypothetical (5% return)		6.51	1,000	1,018.19
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

56

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE STRATEGIC MARKETS FUNDS

The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 9, 10, and 11, 2014 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and a Subadvisory Agreement with Pacific Investment Management Company LLC (“PIMCO”), each Fund’s subadviser (the “Subadviser”) with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and the Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

57

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as the Subadviser, and research arrangements with brokers who execute transactions on behalf of the Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by the Subadviser, including the background, education, expertise and experience of the investment professionals of the Subadviser providing services to the Funds;

•	the favorable history, reputation, qualifications and background of the Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by the Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

58

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and the Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and the Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor the Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadviser’s Services. The Trustees’ consideration of the services provided by the Subadviser included a review of the Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with the Subadviser and Harbor Funds’ experience with the Subadviser in this capacity.

The Trustees also considered the Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees had received presentations by investment professionals from the Subadviser for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund at meetings of the Board of Trustees held in 2013. The Trustees reviewed information concerning the Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

Harbor Commodity Real Return Strategy Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Commodity Real Return Strategy Fund (inception date of September 2, 2008), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group medians for the two-, three-, four- and five-year periods ended December 31, 2013 and its outperformance versus its Lipper universe medians for the three-, four- and five-year periods ended December 31, 2013. The Fund underperformed its Lipper group and universe medians for the one-year period ended December 31, 2013 and performed at its Lipper universe median for the two-year period ended December 31, 2013. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2013 were ranked in the fourth, third and second quartiles, respectively. The Trustees also considered the fact that the Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total Return, for the three- and five-year periods ended December 31, 2013, but had underperformed its benchmark for the one-year period ended December 31, 2013.

59

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

The Trustees considered the expertise of PIMCO in managing assets generally and in the commodity and inflation-protection asset classes specifically, noting that PIMCO managed approximately $22.4 billion in assets in the PIMCO Commodity Real Return Strategy Fund, out of a firm-wide total of approximately $1.92 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/Treasury inflation Protected Securities (“TIPS”) and commodities markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $325 million, showed the Fund’s management fee was below the group median for the Institutional Class even without giving full effect to a contractual fee rate reduction effective March 1, 2013. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group and at the Lipper universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that the Adviser proposed to continue until at least February 28, 2015. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Unconstrained Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Unconstrained Bond Fund (inception date of April 1, 2010), the Trustees noted the Fund’s Institutional Class performance was above the Lipper group and universe medians for the three-year and since inception periods ended December 31, 2013. The Fund’s performance was below the Lipper group and universe medians for the one- and two-year periods ended December 31, 2013. According to the Morningstar data presented, the Fund’s one- and three-year rolling returns as of December 31, 2013 each ranked in the third quartile. The Trustees also considered the fact that the Fund outperformed its benchmark, the Bank of America Merrill Lynch 3-Month LIBOR Index, for the three-year period, but had underperformed its benchmark for the one-year period ended December 31, 2013. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about PIMCO’s performance.

The Trustees considered the expertise of PIMCO in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $29.2 billion in assets in the PIMCO Unconstrained Bond Fund, out of a firm-wide total of approximately $1.92 trillion in assets under management. The Trustees also noted that although the portfolio manager had recently announced his intention to take a year-long sabbatical, his replacement during this period would be Bill Gross, the founder of PIMCO, who has significant experience in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that the Adviser proposed to continue until at least February 28, 2015. They noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and the Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

60

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

61

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2014)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (50) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co-Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).	29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (75) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

62

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (67)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (44) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (42) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (39) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (45) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (61) Assistant Secretary	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

63

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

64

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

65

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex. U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

66

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

67

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

68

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	Harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary

& AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.SM.0414

Semi-Annual Report

April 30, 2014

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX

Harbor Emerging Markets Debt Fund	HAEDX	HREDX	—

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	—

Harbor Real Return Fund	HARRX	HRRRX	—

Harbor Money Market Fund	HARXX	HRMXX	—

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2014. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or by visiting harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2014
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund	5.24%	5.01%	4.96%
Harbor Emerging Markets Debt Fund	-0.27	-0.34	N/A
Harbor High-Yield Bond Fund	4.29	4.15	4.00
Harbor Bond Fund	1.26	1.05	N/A
Harbor Real Return Fund	0.82	0.66	N/A
Harbor Money Market Fund	0.03	0.03	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2014
BofA Merrill Lynch All U.S. Convertible Ex Mandatory; domestic convertible bonds	8.32%
50% JPM EMBI Global Diversified/50% JPM GBI-EMGD; emerging markets bonds	1.13
JPM EMBI Global Diversified; emerging markets bonds	3.75
JPM GBI-EMGD; emerging markets bonds	-1.48
BofA Merrill Lynch U.S. High Yield; domestic high-yield bonds	4.76
Barclays U.S. Aggregate Bond; domestic bonds	1.74
Barclays U.S. TIPS; domestic bonds	0.70
BofA Merrill Lynch 3-Month U.S. Treasury Bill; domestic short-term	0.03

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2010*	2011*	2012*	2013*	2014[b]
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund
Institutional Class	N/A	0.85%[a]	0.83%	0.79%	0.76%	0.91%
Administrative Class	N/A	1.10 [a]	1.08	1.04	1.01	1.23
Investor Class	N/A	1.22 [a]	1.20	1.16	1.13	1.32
Harbor Emerging Markets Debt Fund
Institutional Class	N/A	1.05%[a]	1.05%	0.98%	0.95%	0.92%
Administrative Class	N/A	1.30 [a]	1.30	1.23	1.20	1.29
Harbor High-Yield Bond Fund
Institutional Class	0.67%	0.65%	0.64%	0.64%	0.64%	0.80%
Administrative Class	0.92	0.90	0.89	0.89	0.89	1.14
Investor Class	1.04	1.02	1.01	1.01	1.01	1.16
Harbor Bond Fund
Institutional Class	0.55%	0.53%	0.54%	0.53%	0.53%	0.65%
Administrative Class	0.80	0.78	0.79	0.78	0.78	1.02
Harbor Real Return Fund
Institutional Class	0.60%	0.60%	0.59%	0.59%	0.59%	0.55%
Administrative Class	0.85	0.85	0.84	0.84	0.84	0.90
Harbor Money Market Fund
Institutional Class	0.01%	0.00%	0.00%	0.00%	0.00%	0.17%
Administrative Class	0.01	0.00	0.00	0.00	0.00	0.17

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. Expense cap excludes interest expense incurred by the fund, if any. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2014 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period May 1, 2011 (inception) through October 31, 2011.
b	Unaudited annualized figures for the six-month period ended April 30, 2014.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The taxable bond market had modestly positive results for the first half of fiscal 2014. Interest rates rose in the first two months of the fiscal half year before declining in the last four months to end the fiscal first half with generally little change. The yield of the benchmark 10-year U.S. Treasury note closed on April 30 at 2.65%, up 8 basis points, or 0.08 percentage point, from six months earlier. Modest economic growth and limited inflation pressure caused interest rates to remain below the expectations in many forecasts as the fiscal first half came to a close.

The broad U.S. investment-grade bond market returned 1.74%, as measured by the Barclays U.S. Aggregate Bond Index, while the Barclays U.S. TIPS Index, a measure of inflation-linked bonds, returned 0.70%. The BofA Merrill Lynch U.S. High Yield Index returned 4.76%, as bonds of lower-rated companies continued to attract the attention of investors seeking higher yields in a low interest rate environment. Money market investments produced barely positive returns as the Federal Reserve continued to hold short-term rates at historically low levels.

Harbor Fixed Income Funds

Harbor Bond Fund had a return of 1.26% in the fiscal first half, lagging its Barclays U.S. Aggregate Bond Index benchmark by 48 basis points, or 0.48 percentage point. (All Harbor returns cited are for each fund’s Institutional Class shares.) The Fund continued its long-term outperformance of the index for the latest 5-year and 10-year periods and since its inception in 1987.

Harbor Real Return Fund returned a positive 0.82%, outperforming its benchmark, the Barclays U.S. TIPS Index, by 12 basis points.

Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund, both of which have a conservative, high-quality focus, trailed their respective benchmarks. Harbor Convertible Securities Fund posted a return of 5.24%, underperforming its benchmark, the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, by 308 basis points, while Harbor High-Yield Bond Fund returned 4.29%, lagging its BofA Merrill Lynch U.S. High Yield Index benchmark by 47 basis points.

Harbor Emerging Markets Debt Fund had a negative return of -0.27%, trailing its 50% JPM EMBI Diversified/50% JPM GBI-EMGD benchmark by 140 basis points. Harbor Money Market Fund returned 0.03%, matching the performance of its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2014
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	4.76%	6.30%	15.81%	8.69%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	1.74	-0.26	4.88	4.83	7.83%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.03	0.06	0.11	1.64	4.26

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	7.68%	20.66%	19.59%	8.34%	11.18%
S&P 500 (large cap stocks)	8.36	20.44	19.14	7.67	11.24
Russell Midcap® (mid cap stocks)	7.76	21.25	21.87	10.40	12.81
Russell 2000® (small cap stocks)	3.08	20.50	19.84	8.67	9.99
Russell 3000® Growth	6.49	20.72	19.54	8.06	10.37
Russell 3000® Value	9.24	20.79	19.49	7.98	11.64

International & Global
MSCI EAFE (ND) (foreign stocks)	4.44%	13.35%	13.58%	6.93%	9.11%
MSCI World (ND) (global stocks)	6.32	16.62	16.03	7.17	9.54
MSCI EM (ND) (emerging markets)	-2.98	-1.84	11.08	11.09	N/A

Strategic Markets
Dow Jones-UBS Commodity Total ReturnSM	10.07%	3.17%	4.59%	0.85%	N/A

Domestic Equity, International Equity, and Strategic Markets

U.S. stocks rose in the first half of fiscal 2014, following a strong performance in fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned 7.68% in the six months ending April 2014. In fiscal 2013, the index returned over 29%.

International equity markets generated mixed results. Stocks in developed international markets returned 4.44%, as measured by the MSCI EAFE (ND) Index, while shares of companies based in emerging economies edged lower, with the MSCI Emerging Markets (ND) Index posting a return of -2.98%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 6.32%. (All international and global returns are in U.S. dollars.)

Commodities rebounded after a sharp decline over the prior 12 months. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned 10.07%.

Harbor Funds Trustees

There have been several changes to the Harbor Funds Board of Trustees since the end of the 2013 fiscal year.

On December 31, 2013, Howard P. “Pete” Colhoun, retired as trustee emeritus of Harbor Funds. Pete Colhoun was a trustee or trustee emeritus of Harbor Funds since the fund family’s inception in 1986. Pete’s strong investment background and his prior experience as both a portfolio manager and mutual funds executive helped guide the early development of Harbor Funds. Pete counseled and mentored board members and senior members of the Harbor Funds team throughout his tenure on the board, always stressing the importance of acting in the best interests of shareholders, which is the focus of the Harbor Funds culture. Everyone affiliated with Harbor Funds has benefited from his wisdom and counsel. We wish Pete the very best in what we know will be an active retirement.

Three new trustees have joined the Harbor Funds board in fiscal 2014. Ann Spruill and Robert Kasdin joined the board in November 2013 and Scott Amero joined the board in May 2014. Each of the new trustees brings extensive investment and business experience to the board and shares the Harbor Funds’ commitment to acting in the best interests of our shareholders. The three additions to the Harbor Funds board brings the number of independent trustees to eight and positions the board to accommodate the expected retirement of two of the current independent trustees over the next three years, consistent with the board’s retirement policy.

Invest for the Long Term

Even in periods of good returns and calm in the financial markets, it is always important to remember that investing involves risk and markets are uncertain. No one can predict consistently how the equity and debt markets will perform in the shorter term.

Over the longer term, a diversified portfolio in an asset allocation that is consistent with your investment objectives and risk tolerance can be helpful in managing the risk and uncertainty of the markets. Harbor Funds’ equity, strategic markets, and fixed income funds can help investors create a balanced asset allocation plan to achieve their investment goals over the long term.

Thank you for your investment in Harbor Funds.

June 27, 2014

David G. Van Hooser

Chairman

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2011

Raymond F. Condon

Since 2011

Shenkman Capital has subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return by investing primarily in a portfolio of convertible securities

PRINCIPAL STYLE CHARACTERISTICS

Convertible securities

Mark Shenkman

Raymond F. Condon

Management’s Discussion of Fund Performance

MARKET REVIEW

The convertible securities market appreciated 8.32% in the first half of fiscal 2014, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. In addition to the potential compression of credit spreads as a function of declining default rates, the main driver for convertible performance was the performance of equities underlying the market index, which returned 10.14%, outperforming the 8.36% return of the S&P 500 Index.

We believe that, with the exception of the recent correction in the convertible market that began in March, the transition of underlying convertible valuations to a more equity-like condition is still in place. As the markets begin to assimilate overall economic and political concerns, we expect to see the convertible market continue the transition to a focus on the growth attributes of underlying equities, given the overall stability in fundamental credit metrics.

New issuance for the first six months of fiscal 2014 comprised 69 deals, totaling $25.0 billion, with redemptions at $19.9 billion. New issues have begun to match redemptions in recent years, which we believe could be the beginning of a reversal of the trend of redemptions exceeding new issues that was in place from 2008 through 2011. Lack of supply continued to be an issue, however, as redemption volume widely outpaced new issue volume during the 2008-2011 period by an average of approximately $25 billion per year. We expect convertible new issue activity to continue to pick up at any sign of a prolonged backup in the corporate/high-yield calendars, as issuers look to take advantage of the opportunity to sell into an apparent supply/demand imbalance. Additional catalysts for convertible new issue activity, in our view, would be a continued improvement in underlying equity prices as well as a potential for higher interest rates.

PERFORMANCE

Harbor Convertible Securities Fund returned 5.24% (Institutional Class), 5.01% (Administrative Class), and 4.96% (Investor Class) for the first half of fiscal 2014, compared with the 8.32% return of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. March and April saw the initiation of what we believe was a much overdue correction in the convertible market, with the index returning –1.88% for the last two months. The market backdrop was an increase in concerns related to the escalation of instability in Ukraine and a slowdown in the Chinese economy.

The Fund’s best-performing industries in terms of returns relative to the index were Biotechnology, Conglomerates, and Miscellaneous Industrials. The total positive attribution effect for the three was 226 basis points, or 2.26 percentage point. In Biotechnology, having an overweight position in Illumina, a leader in genomic sequencing technology, was highly beneficial. The security boasted a 36.53% total return for the period, based on a continuing positive earnings outlook. In Conglomerates, we benefited from an overweight position in Trinity Industries, a diversified manufacturer of transportation and industrial products. The security appreciated 29.26% as the company continued to benefit from growth in domestic oil and gas exploration. We also benefited in Miscellaneous Industrials by having an overweight to Greenbriar Companies, which returned 43.16% for the first half of fiscal 2014.

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
MGM Resorts International	2.7%
Navistar International Corp.	2.3%
Chesapeake Energy Corp.	2.2%
Iconix Brand Group Inc.	2.2%
NuVasive Inc.	2.2%
Trinity Industries Inc.	2.2%
Lam Research Corp.	2.1%
Omnicare Inc.	2.1%
Electronic Arts Inc.	2.0%
Liberty Interactive LLC	2.0%

The worst-performing industries from a relative-return point of view were Semiconductors, Pharmaceuticals, and Health Equipment & Supply. The total negative attribution effect was 242 basis points. Relative to the benchmark, we tend to be underweight in high-delta securities, or bonds having a close correlation to the price of their underlying equity shares. During the fiscal first half, however, a below-index exposure to high-delta semiconductor names was a detriment to relative results. The semiconductor industry represented 11.21% of the benchmark and had an average return of 18.64% during the period. Our underweight in Pharmaceuticals detracted from performance, as it returned 20.26%. Lastly, the Fund’s overweight in Health Equipment & Supply was also a negative for relative performance as it had a below-benchmark total return of 3.32%.

OUTLOOK AND STRATEGY

Our strategy remains focused on the creditworthiness of the companies in which we invest. We believe that, compared with the broad convertible market, the portfolio is well suited to take advantage of an expected continued tightening of credit spreads. The Fund also is better protected than the index, in our view, against increased equity market volatility. In addition, with a current yield of 2.53% as of April 30, we believe the Fund provides a reasonable income stream in the current low rate environment.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034

Cusip	411512734

Ticker	HACSX

Inception Date	05/01/2011

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$297,598

ADMINISTRATIVE CLASS

Fund #	2234

Cusip	411512726

Ticker	HRCSX

Inception Date	05/01/2011

Net Expense Ratio	1.01%[a]

Total Net Assets (000s)	$301

INVESTOR CLASS

Fund #	2434

Cusip	411512718

Ticker	HICSX

Inception Date	05/01/2011

Net Expense Ratio	1.13%[a]

Total Net Assets (000s)	$1,739

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	2.83%		3.22%

Yield to Maturity	-2.87%		-1.47%

Current Yield (Institutional Class)	2.53%		2.03%

Weighted Average Maturity	8.86 years		8.25 years

Weighted Average Duration	2.85 years		2.17 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2014)	27%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	13.83%

>1 to 5	42.79%

>5 to 10	11.92%

>10 to 15	5.13%

>15 to 20	10.17%

>20 to 25	9.04%

>25 yrs.	7.12%

Harbor Convertible Securities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Convertible Securities Fund
Institutional Class	5.24%	11.34%	N/A	6.73%	05/01/2011	$12,156
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory	8.32%	19.01%	N/A	10.25%	—	$13,403

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Convertible Securities Fund
Administrative Class	5.01%	10.97%	N/A	6.44%	05/01/2011	$12,059
Investor Class	4.96%	10.85%	N/A	6.31%	05/01/2011	$12,015
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory	8.32%	19.01%	N/A	10.25%	—	$13,403

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class); 1.04% (Administrative Class); and 1.16% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

b	Unannualized.

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 1.9%)

CONVERTIBLE BONDS—93.9%
Principal Amount (000s)		Value (000s)
AEROSPACE & DEFENSE—0.7%
	L-3 Communications Holdings Inc.
$1,595	3.000%—08/01/2035	$2,085

BUILDING PRODUCTS—2.4%
	Griffon Corp.
1,755	4.000%—01/15/2017[1]	1,922
BUILDING PRODUCTS—Continued
	Toll Brothers Finance Corp.
$4,980	0.500%—09/15/2032	$5,176

		7,098

CAPITAL MARKETS—2.7%
	Ares Capital Corp.
3,125	5.125%—06/01/2016	3,396
	Walter Investment Management Corp.
4,890	4.500%—11/01/2019	4,560

		7,956

COMMERCIAL SERVICES & SUPPLIES—0.1%
	Covanta Holding Corp.
280	3.250%—06/01/2014	328

CONTAINERS & PACKAGING—1.9%
	Owens-Brockway Glass Container Inc.
5,480	3.000%—06/01/2015[1]	5,634

DIVERSIFIED CONSUMER SERVICES—0.3%
	Regis Corp.
990	5.000%—07/15/2014	1,003

DIVERSIFIED TELECOMMUNICATION—0.9%
	Inmarsat plc
2,000	1.750%—11/16/2017	2,786

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
	Ciena Corp.
3,850	0.875%—06/15/2017	3,816

ENERGY EQUIPMENT & SERVICES—0.4%
	Exterran Holdings Inc.
670	4.250%—06/15/2014	1,259

HEALTH CARE EQUIPMENT & SUPPLIES—7.1%
	Alere Inc.
2,340	3.000%—05/15/2016	2,540
	Hologic Inc.
460	0.000%—12/15/2043[2]	487
5,630	2.000%—03/01/2042[2]	5,810

		6,297

	NuVasive Inc.
5,790	2.750%—07/01/2017	6,536
	Volcano Corp.
6,175	1.750%—12/01/2017	5,951

		21,324

HEALTH CARE PROVIDERS & SERVICES—2.1%
	Omnicare Inc.
6,025	3.250%—12/15/2035	6,356

HOTELS, RESTAURANTS & LEISURE—4.3%
	International Game Technology
4,930	3.250%—05/01/2014[1]	4,930
	MGM Resorts International
5,560	4.250%—04/15/2015	7,947

		12,877

HOUSEHOLD DURABLES—2.7%
	Jarden Corp.
2,310	1.875%—09/15/2018	3,141
	The Ryland Group Inc.
5,265	0.250%—06/01/2019	4,923

		8,064

INDUSTRIAL CONGLOMERATES—2.0%
	Siemens Financieringsmaatschappij NV
5,250	1.050%—08/16/2017	5,956

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
INTERNET & CATALOG RETAIL—3.3%
	Ctrip.com International Ltd.
$4,820	1.250%—10/15/2018[1]	$4,745
	Shutterfly Inc.
5,050	0.250%—05/15/2018[1]	4,993

		9,738

INTERNET SOFTWARE & SERVICES—4.8%
	Akamai Technologies Inc.
5,280	0.000%—02/15/2019[1,3]	5,118
	Dealertrack Technologies Inc.
455	1.500%—03/15/2017	621
	WebMD Health Corp.
5,405	2.500%—01/31/2018	5,554
	Yahoo! Inc.
2,985	0.000%—12/01/2018[1,3]	3,069

		14,362

LEISURE EQUIPMENT & PRODUCTS—1.5%
	Live Nation Entertainment Inc.
4,505	2.875%—07/15/2027	4,578

LIFE SCIENCES TOOLS & SERVICES—2.1%
	Illumina Inc.
825	0.250%—03/15/2016[1]	1,403
	Integra LifeSciences Holdings Corp.
4,550	1.625%—12/15/2016	4,834

		6,237

MACHINERY—4.9%
	Greenbrier Cos. Inc.
3,205	3.500%—04/01/2018	4,964
	Meritor Inc.
2,135	7.875%—03/01/2026	3,260
	Trinity Industries Inc.
3,915	3.875%—06/01/2036	6,548

		14,772

MEDIA—2.0%
	Liberty Interactive LLC
5,700	1.000%—09/30/2043[1]	5,992

METALS & MINING—6.8%
	Allegheny Technologies Inc.
2,220	4.250%—06/01/2014	2,264
	ArcelorMittal
4,200	5.000%—05/15/2014	4,211
	Newmont Mining Corp.
2,855	1.250%—07/15/2014	2,862
	Royal Gold Inc.
4,622	2.875%—06/15/2019	4,787
	RTI International Metals Inc.
4,440	1.625%—10/15/2019	4,487
	Steel Dynamics Inc.
1,690	5.125%—06/15/2014	1,835

		20,446

OIL, GAS & CONSUMABLE FUELS—7.1%
	Bristow Group Inc.
1,550	3.000%—06/15/2038	1,944
	Chesapeake Energy Corp.
6,420	2.500%—05/15/2037	6,637
OIL, GAS & CONSUMABLE FUELS—Continued
	Energy XXI Bermuda Ltd.
$4,760	3.000%—12/15/2018[1]	$4,707
	Goodrich Petroleum Corp.
3,432	5.000%—10/01/2032	3,983
	SEACOR Holdings Inc.
3,525	2.500%—12/15/2027	4,098

		21,369

PHARMACEUTICALS—1.5%
	Salix Pharmaceuticals Ltd.
875	1.500%—03/15/2019	1,556
	Teva Pharmaceutical Finance LLC
2,335	0.250%—02/01/2026	2,868

		4,424

REAL ESTATE INVESTMENT TRUSTS (REITs)—6.0%
	American Realty Capital Properties Inc.
1,885	3.000%—08/01/2018	1,953
3,720	3.750%—12/15/2020	3,964

		5,917

	Extra Space Storage LP
5,000	2.375%—07/01/2033[1]	5,381
	Health Care REIT Inc.
1,250	3.000%—12/01/2029	1,545
	ProLogis LP
4,380	3.250%—03/15/2015	4,999

		17,842

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.5%
	Forest City Enterprises Inc.
2,855	3.625%—08/15/2020[1]	2,964
	Starwood Property Trust Inc.
3,925	4.550%—03/01/2018	4,538

		7,502

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.2%
	JDS Uniphase Corp.
3,390	0.625%—08/15/2033[1]	3,524
	LAM Research Corp.
5,285	0.500%—05/15/2016	6,180

		9,704

SOFTWARE—8.1%
	Electronic Arts Inc.
5,175	0.750%—07/15/2016	5,913
	Nuance Communications Inc.
5,030	2.750%—11/01/2031	5,080
	Rovi Corp.
2,265	2.625%—02/15/2040	2,309
	Salesforce.com Inc.
4,950	0.250%—04/01/2018	5,457
	TIBCO Software Inc.
5,515	2.250%—05/01/2032	5,553

		24,312

SPECIALTY RETAIL—1.4%
	Group 1 Automotive Inc.
3,210	2.250%—06/15/2036[2]	4,105

TEXTILES, APPAREL & LUXURY GOODS—2.2%
	Iconix Brand Group Inc.
4,590	2.500%—06/01/2016	6,638

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
THRIFTS & MORTGAGE FINANCE—2.3%
	Navistar International Corp.
$6,475	4.750%—04/15/2019[1]	$6,766

WIRELESS TELECOMMUNICATION SERVICES—5.3%
	Clearwire Communications LLC
4,990	8.250%—12/01/2040[1]	5,807
	Leap Wireless International Inc.
5,675	4.500%—07/15/2014	5,725
	NVIDIA Corp.
3,950	1.000%—12/01/2018[1]	4,468

		16,000

TOTAL CONVERTIBLE BONDS (Cost $261,135)		281,329

CORPORATE BONDS & NOTES—4.2%
COMMERCIAL SERVICES & SUPPLIES—0.2%
	Covanta Holding Corp.
750	5.875%—03/01/2024	769

CONTAINERS & PACKAGING—0.1%
	Reynolds Group Issuer Inc.
250	9.875%—08/15/2019	279

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
	Frontier Communications Corp.
1,000	8.500%—04/15/2020	1,169

HEALTH CARE PROVIDERS & SERVICES—0.3%
	MPH Acquisition Holdings LLC
750	6.625%—04/01/2022[1]	778

MEDIA—0.8%
	CCO Holdings LLC
750	5.250%—09/30/2022	753
	MediaCom Capital Corp.
500	7.250%—02/15/2022	541
	Sinclair Television Group Inc.
600	6.375%—11/01/2021	627
MEDIA—Continued
	Sirius XM Radio Inc.
$600	5.875%—10/01/2020[1]	$628

		2,549

PHARMACEUTICALS—1.0%
	Grifols Worldwide Operations Ltd.
400	5.250%—04/01/2022[1]	407
	VPII Escrow Corp.
2,250	7.500%—07/15/2021[1]	2,520

		2,927

SPECIALTY RETAIL—0.8%
	Michaels FinCo Holdings LLC
2,250	7.500%—08/01/2018[1]	2,329

WIRELESS TELECOMMUNICATION SERVICES—0.6%
	Sprint Corp.
400	7.125%—06/15/2024[1]	421
1,175	7.875%—09/15/2023[1]	1,298

		1,719

TOTAL CORPORATE BONDS & NOTES (Cost $11,743)		12,519

SHORT-TERM INVESTMENTS—3.1%
(Cost $9,252)
REPURCHASE AGREEMENTS
9,252	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $9,439)	9,252

TOTAL INVESTMENTS—101.2% (Cost $282,130)		303,100

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.2)%		(3,462)

TOTAL NET ASSETS—100.0%		$299,638

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2014, the aggregate value of these securities was $79,804 or 27% of net assets.

2	Step coupon security.

3	Zero coupon bond.

The accompanying notes are an integral part of the Financial Statements.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Stone Harbor Investment Partners LP

31 West 52nd Street 16th Floor New York, NY 10019

PORTFOLIO MANAGERS

Peter J. Wilby, CFA

Since 2011

Pablo Cisilino

Since 2011

James E. Craige, CFA

Since 2011

Angus Halkett, Ph.D., CFA

Since 2012

David A. Oliver, CFA

Since 2011

William Perry, CFA

Since 2012

Stone Harbor has subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return, which consists of income on its investments and capital appreciation

PRINCIPAL STYLE CHARACTERISTICS

Emerging market fixed income securities

Peter J. Wilby

Pablo Cisilino

James E. Craige

Angus Halkett

David A. Oliver

William Perry

Management’s Discussion of Fund Performance

MARKET REVIEW

The six months ended April 30, 2014, presented two dissimilar investment landscapes for emerging markets (EM) debt. The first half saw weak performance from all EM sectors, driven by uncertainty around the timing of the tapering of quantitative easing by the U.S. Federal Reserve, in addition to continuing concerns over the outlook for global growth. While there appeared to be signs of improving economic strength in the U.S., growth elsewhere seemed lackluster, with Europe’s recovery appearing less dynamic than that of the U.S. However, the market environment began to improve after January as evidenced by a trend of positive investment flows into emerging markets securities, a technical rally in select developing-country currencies, and EM credit-spread tightening. The recovery was most pronounced in securities denominated in local currencies and particularly for local currency debt from Brazil, South Africa, Turkey, and Indonesia. Those four countries had been the primary contributors to weak performance of local currency debt markets in calendar 2013. Nevertheless, weaker-than-expected U.S. growth, uneven economic recovery in emerging economies, and increased geopolitical risks continued to weigh on the market at the end of the period. Emerging markets sector performance for the period was as follows:

•	External sovereign debt, 3.75% (J.P. Morgan Emerging Markets Bond Index Global Diversified).

•	Local currency debt, -1.48% (J.P. Morgan Government Bond Index-Global Diversified).

•	Corporate debt, 3.32% (J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified).

PERFORMANCE

Harbor Emerging Markets Debt Fund returned -0.27% (Institutional Class) and -0.34% (Administrative Class), underperforming the 1.13% return of its blended benchmark, 50% J.P. Morgan Emerging Markets Bond Index Global Diversified/50% J.P. Morgan Government Bond Index—Emerging Markets Global Diversified. Relative underperformance in all sectors of emerging markets debt, as well as tactical asset allocation decisions, detracted from returns. The Fund’s allocation mix varied throughout the six-month period, driven by tactical decisions based on our assessment of relative-value opportunities and global market risks.

In aggregate, issue selection in securities denominated in local currencies detracted most from relative returns, particularly in Brazil and Russia. Brazil rallied significantly during the latter half of the period and was one of the top performers of the index, after finishing the fourth quarter of calendar 2013 among the three worst-performing credits. We believe that technical factors rather than fundamental ones were the key drivers of returns for Brazil. As a result, we have reduced exposure in Brazil given the outperformance of the Brazilian real and local bonds. In Russia, a combination of weak economic data, events in Crimea/Ukraine, and an accommodative central bank led to weakness in the ruble. Overweighted allocations and issue-selection decisions in South Africa and Turkey also detracted from Fund performance.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Turkey Government	6.3%
Mexican Bonos	6.2%
Russia Government	6.0%
South Africa Government	5.9%
Indonesia Government	5.8%
Poland Government	4.9%
Venezuela Government	4.9%
Colombia Government	4.6%
Malaysia Government	4.5%
Brazil Government	4.2%

Within the hard currency, or dollar-denominated, portion of the portfolio, issue-selection decisions enhanced returns. An allocation, in particular, to short-duration securities in Venezuela outperformed after significant underperformance in the prior quarter. Issue selection in Russia also enhanced performance.

Among our investments in dollar-denominated corporate securities, exposure in Brazil and Turkey helped performance, while positions in Peru and Russia detracted.

STRATEGY AND OUTLOOK

Asset allocation changes at the end of April continued in the same direction established earlier in calendar 2014. We continued to reduce exposure to local currency debt as currencies and local interest rates in several developing countries rallied from their lows in January. We also reduced exposure to corporate debt, particularly in Russia and Peru. Sales of local currency securities and corporate bonds funded additions of hard currency sovereign bonds. By the end of the period, relative to the benchmark, the portfolio was underweight local currency debt and overweight dollar-denominated sovereign bonds. Corporate exposure as of April 30 was lower than it was at the start of the fiscal first half.

At the sector level, we continue to expect yield spreads between emerging markets sovereign debt and like-duration U.S. Treasurys to contract further this year. In the current low interest rate environment, we expect markets will increasingly focus on country credit quality, combined with potentially attractive relative valuations, as key drivers of returns in EM debt. Overweight positions in the portfolio are concentrated in country exposures where we see attractive spread premiums relative to our fundamental assessments of sovereign and corporate credit quality, including both non-investment-grade and investment-grade countries—examples include Chile, the Dominican Republic, Indonesia, and Venezuela. Corporate debt exposure is more limited given our more favorable view on sovereign debt valuations.

In local currency debt, we have rebalanced the portfolio to favor countries where we see tangible evidence of growth. Examples include Malaysia, where we have increased exposure from underweight to overweight, and Poland, where we increased our overweight during the first quarter of calendar 2014. Poland is currently benefiting from a recovery in euro area growth. Malaysia’s strong export performance in the first quarter of calendar 2014, we believe, is likely to continue and improve fiscal results this year. The drivers of strong performance of several higher-volatility currencies and local debt markets—South Africa and Brazil in particular—were more technical than fundamental, in our view. As a result, we reduced exposure to both countries as their local currency markets outperformed the broader market since the end of January. We also have increased our exposure to local currency debt in Hungary, although it is still an underweight relative to the benchmark. Hungary’s economy has reported better-than-expected results in recent months.

Going forward, we will be looking for opportunities to add exposure to countries that are benefiting from external rebalancing. Indonesia is a good example—its current account and trade balance are slowly improving as a weaker currency has helped reduce import demand and improved external competitiveness. We believe that Turkey has also begun a necessary adjustment after raising interest rates in January; however, our positioning will depend to a large degree on whether Turkey’s central bank continues on a path of monetary policy orthodoxy.

This report contains the current opinions of Stone Harbor Investment Partners LP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor Emerging Markets Debt Fund. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Emerging Markets Debt Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2035

Cusip	411512759

Ticker	HAEDX

Inception Date	05/01/2011

Net Expense Ratio	0.95%[a,b]

Total Net Assets (000s)	$16,954

ADMINISTRATIVE CLASS

Fund #	2235

Cusip	411512742

Ticker	HREDX

Inception Date	05/01/2011

Net Expense Ratio	1.20%[a,b]

Total Net Assets (000s)	$257

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2015.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	6.14%		6.43%

Yield to Maturity	5.76%		6.01%

Weighted Average Maturity	8.30 years		8.86 years

Weighted Average Duration	5.43 years		5.78 years

Portfolio Turnover (6-Month Period Ended 04/30/2014)	44%	[c]	N/A

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of Investments)

0 to 1 yr.	0.58%

>1 to 5	28.92%

>5 to 10	47.03%

>10 to 15	8.59%

>15 to 20	8.77%

>20 to 25	2.83%

>25 yrs.	3.28%

Harbor Emerging Markets Debt Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Emerging Markets Debt Fund
Institutional Class	-0.27%	-7.96%	N/A	1.09%	05/01/2011	$10,332
Comparative Indices
50% JPM EMBI Global Diversified/ 50% JPM GBI-EMGD	1.13%	-5.28%	N/A	3.49%	—	$11,083
JPM EMBI Global Diversified	3.75%	-1.08%	N/A	7.05%	—	$12,272
JPM GBI-EMGD	-1.48%	-9.42%	N/A	-0.12%	—	$9,965

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Emerging Markets Debt Fund
Administrative Class	-0.34%	-8.14%	N/A	0.87%	05/01/2011	$10,262
Comparative Indices
50% JPM EMBI Global Diversified/ 50% JPM GBI-EMGD	1.13%	-5.28%	N/A	3.49%	—	$11,083
JPM EMBI Global Diversified	3.75%	-1.08%	N/A	7.05%	—	$12,272
JPM GBI-EMGD	-1.48%	-9.42%	N/A	-0.12%	—	$9,965

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.62% (Gross) (Institutional Class); and 1.20% (Net) and 1.87% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month- end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

b	Unannualized.

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Total Investments by Country (% of net assets)

(Excludes net cash, short-term investments and forward positions of 6.7%)

ARGENTINA—0.9%
Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.1%
		YPF SA
	$11	8.750%—04/04/2024[1]	$11

	FOREIGN GOVERNMENT OBLIGATIONS—0.8%
		Argentina Boden Bonds
	15	7.000%—10/03/2015	14
		Argentina Bonar Bonds
	103	7.000%—04/17/2017	94
		Argentine Republic Government International Bond
	8	2.500%—12/31/2038[2]	4
	30	8.750%—06/02/2017	28

			32

			140

	TOTAL ARGENTINA (Cost $135)		151

BRAZIL—9.7%
	CORPORATE BONDS & NOTES—1.6%
		ESAL GmbH
	211	6.250%—02/05/2023[1]	203
		Petrobras International Finance Co.
	23	5.375%—01/27/2021	23
		Vale Overseas Ltd.
	40	4.625%—09/15/2020	42

			268

	FOREIGN GOVERNMENT OBLIGATIONS—8.1%
		Brazil Letras Do Tesouro Nacional
R$	1,536	0.000%—01/01/2016-01/01/2017[3]	508
		Brazil Notas Do Tesouro Nacional Série F
	407	10.000%—01/01/2017-01/01/2021	171
		Brazilian Government International Bond
	$200	2.625%—01/05/2023	183
	200	4.250%—01/07/2025	200
	100	4.875%—01/22/2021	109
	180	7.125%—01/20/2037	222
	1	8.250%—01/20/2034	1

			715

			1,394

	TOTAL BRAZIL (Cost $1,658)		1,662

CHILE—2.6%
	CORPORATE BONDS & NOTES—0.3%
		Cencosud SA
	50	4.875%—01/20/2023[1]	48

	FOREIGN GOVERNMENT OBLIGATIONS—2.3%
		Corp. Nacional del Cobre de Chile
	200	3.000%—07/17/2022[1]	190
	200	3.875%—11/03/2021	204

			394

	TOTAL CHILE (Cost $444)		442

CHINA—1.6%
	CORPORATE BONDS & NOTES—0.4%
		Tencent Holdings Ltd.
	75	3.375%—03/05/2018[1]	77

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

CHINA—Continued

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—1.2%
		Sinochem Overseas Capital Co. Ltd.
	$200	4.500%—11/12/2020[1]	$208

	TOTAL CHINA (Cost $291)		285

COLOMBIA—6.0%
	CORPORATE BONDS & NOTES—0.2%
		Ecopetrol SA
	30	7.625%—07/23/2019	36

	CREDIT-LINKED NOTES—1.2%
		Colombian TES MTN[4]
COL$	200,000	7.000%—05/04/2022[1]	108
	150,000	11.000%—07/27/2020	96

			204

	FOREIGN GOVERNMENT OBLIGATIONS—4.6%
		Colombia Government Bond
	48,000	4.375%—03/21/2023	22
	232,000	7.750%—04/14/2021	135
	201,000	12.000%—10/22/2015	114

			271

		Colombia Government International Bond
	$200	4.000%—02/26/2024	203
	140	8.125%—05/21/2024	186
	33	11.750%—02/25/2020	48

			437

		Republic of Colombia
COL$	125,000	9.850%—06/28/2027	85

			793

	TOTAL COLOMBIA (Cost $1,063)		1,033

CROATIA—1.9%
	FOREIGN GOVERNMENT OBLIGATIONS—1.9%
		Croatia Government International Bond
	$200	6.375%—03/24/2021	216
	100	6.625%—07/14/2020	109

	TOTAL CROATIA (Cost $316)		325

DOMINICAN REPUBLIC—1.3%
	(Cost $225)
	FOREIGN GOVERNMENT OBLIGATIONS—1.3%
		Dominican Republic International Bond
	205	9.040%—01/23/2018	226

EL SALVADOR—0.7%
	FOREIGN GOVERNMENT OBLIGATIONS—0.7%
		El Salvador Government International Bond
	78	7.650%—06/15/2035	81
	22	7.750%—01/24/2023	25
	15	8.250%—04/10/2032	17

	TOTAL EL SALVADOR (Cost $116)		123

HONG KONG—0.6%
	(Cost $103)
Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.6%
		Hutchison Whampoa International 10 Ltd.
	100	6.000%—10/28/2015[5,6]	106

HUNGARY—1.8%
	FOREIGN GOVERNMENT OBLIGATIONS—1.8%
		Hungary Government Bond
HUD$	7,540	5.500%—12/22/2016-06/24/2025	36
	3,330	6.000%—11/24/2023	16
	12,100	7.000%—06/24/2022	62

			114

		Hungary Government International Bond
	€8	4.375%—07/04/2017	12
	£2	5.000%—03/30/2016	3
	$16	5.375%—03/25/2024	17
	34	5.750%—11/22/2023	36
	€12	6.000%—01/11/2019	19
	$62	6.375%—03/29/2021	69
	34	7.625%—03/29/2041	41

			197

	TOTAL HUNGARY (Cost $290)		311

INDIA—0.3%
	(Cost $51)
	CORPORATE BONDS & NOTES—0.3%
		Bharti Airtel International Netherlands BV
	50	5.125%—03/11/2023[1]	50

INDONESIA—8.4%
	CORPORATE BONDS & NOTES—0.5%
		Indosat Palapa Co. BV
	80	7.375%—07/29/2020	87

	CREDIT-LINKED NOTES—1.9%
		Indonesia Treasury Bond MTN[4]
IDR$	2,200,000	5.625%—05/15/2023[1]	162
	1,900,000	8.250%—07/15/2021	167

			329

	FOREIGN GOVERNMENT OBLIGATIONS—6.0%
		European Bank for Reconstruction & Development MTN[4]
	100,000	7.200%—06/08/2016	9
		Indonesia Government International Bond
	$100	5.875%—03/13/2020	110
	136	6.875%—01/17/2018	155
	187	11.625%—03/04/2019	253

			518

		Indonesia Treasury Bond
IDR$	800,000	5.250%—05/15/2018	64
	806,000	5.625%—05/15/2023	59
	320,000	6.125%—05/15/2028	23
	730,000	6.625%—05/15/2033	52
	230,000	7.000%—05/15/2022-05/15/2027	18
	380,000	7.875%—04/15/2019	33
	100,000	8.250%—06/15/2032	8
	480,000	8.375%—03/15/2024	43
	1,712,000	9.000%—03/15/2029	155
	260,000	11.000%—09/15/2025	27

			482

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

INDONESIA—Continued

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		Inter-American Development Bank MTN[4]
IDR$	230,000	0.000%—08/20/2015[3]	$18

			1,027

	TOTAL INDONESIA (Cost $1,633)		1,443

ISRAEL—0.1%
	(Cost $13)
	CORPORATE BONDS & NOTES—0.1%
		B Communications Ltd.
	$12	7.375%—02/15/2021[1]	13

IVORY COAST—0.5%
	(Cost $89)
	FOREIGN GOVERNMENT OBLIGATIONS—0.5%
		Ivory Coast Government International Bond
	100	5.750%—12/31/2032[2]	95

KAZAKHSTAN—2.1%
	CORPORATE BONDS & NOTES—0.1%
		Zhaikmunai LP Via Zhaikmunai International BV
	25	7.125%—11/13/2019[1]	26

	FOREIGN GOVERNMENT OBLIGATIONS—2.0%
		Intergas Finance BV
	100	6.375%—05/14/2017	106
		KazMunayGas National Co.
	100	7.000%—05/05/2020	113
		KazMunayGas National Co. MTN[4]
	100	9.125%—07/02/2018[1]	120

			339

	TOTAL KAZAKHSTAN (Cost $364)		365

LITHUANIA—0.7%
	(Cost $115)
	FOREIGN GOVERNMENT OBLIGATIONS—0.7%
		Lithuania Government International Bond
	100	6.125%—03/09/2021	115

MALAYSIA—4.5%
	FOREIGN GOVERNMENT OBLIGATIONS—4.5%
		Malaysia Government Bond
MYR$	30	3.172%—07/15/2016	9
	30	3.197%—10/15/2015	9
	1,030	3.314%—10/31/2017	313
	80	3.394%—03/15/2017	25
	240	3.418%—08/15/2022	71
	270	3.480%—03/15/2023	79
	240	3.492%—03/31/2020	72
	40	3.580%—09/28/2018	12
	30	3.654%—10/31/2019	9
	80	3.844%—04/15/2033	22
	40	3.889%—07/31/2020	12
	170	4.048%—09/30/2021	53
	190	4.181%—07/15/2024	59
	30	4.262%—09/15/2016	9
	40	4.392%—04/15/2026	13

	TOTAL MALAYSIA (Cost $808)		767

MEXICO—9.8%

Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.9%
		Cemex SAB de CV
	$125	9.500%—06/15/2018[1]	143
		Fresnillo plc
	20	5.500%—11/13/2023[1]	21

			164

	FOREIGN GOVERNMENT OBLIGATIONS—8.9%
		Mexican Bonos
MEX$	264	5.000%—06/15/2017	21
	188	6.000%—06/18/2015	15
	23	6.250%—06/16/2016	2
	2,509	6.500%—06/10/2021-06/09/2022	199
	1,541	7.250%—12/15/2016	127
	2,113	7.750%—12/14/2017-05/29/2031	175
	4,431	8.000%—06/11/2020-12/07/2023	383
	182	8.500%—05/31/2029	16
	1,163	9.500%—12/18/2014	92
	303	10.000%—12/05/2024	30

			1,060

		Mexico Government International Bond
	$156	4.000%—10/02/2023	160
		Mexico Government International Bond MTN[4]
	14	3.625%—03/15/2022	14
	76	4.750%—03/08/2044	74
	86	5.550%—01/21/2045	94
	10	5.950%—03/19/2019	12
	96	6.050%—01/11/2040	112

			306

		Petroleos Mexicanos
MEX$	30	7.650%—11/24/2021[1]	2

			1,528

	TOTAL MEXICO (Cost $1,673)		1,692

MOROCCO—0.1%
	CORPORATE BONDS & NOTES—0.1%
		OCP SA
	$14	5.625%—04/25/2024[1]	14
	4	6.875%—04/25/2044[1]	4

	TOTAL MOROCCO (Cost $18)		18

PANAMA—0.9%
	FOREIGN GOVERNMENT OBLIGATIONS—0.9%
		Panama Government International Bond
	70	8.125%—04/28/2034	90
	24	8.875%—09/30/2027	34
	18	9.375%—04/01/2029	26

	TOTAL PANAMA (Cost $161)		150

PERU—1.7%
	CORPORATE BONDS & NOTES—0.0%
		Volcan Cia Minera SAA
	4	5.375%—02/02/2022[1]	4

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

PERU—Continued

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—1.7%
		Peruvian Government International Bond
	$32	6.550%—03/14/2037	$40
	162	8.750%—11/21/2033	246

			286

	TOTAL PERU (Cost $284)		290

PHILIPPINES—1.2%
	FOREIGN GOVERNMENT OBLIGATIONS—1.2%
		Philippine Government International Bond
	100	7.750%—01/14/2031	138
	21	9.500%—02/02/2030	33
	29	9.875%—01/15/2019	39

	TOTAL PHILIPPINES (Cost $225)		210

POLAND—4.9%
	FOREIGN GOVERNMENT OBLIGATIONS—4.9%
		Poland Government Bond
PLN$	437	3.000%—08/24/2016[7]	150
	610	4.000%—10/25/2023	201
	480	5.250%—10/25/2017	169
	130	5.500%—10/25/2019	47
	180	5.750%—10/25/2021	67

			634

		Poland Government International Bond
	$33	4.000%—01/22/2024	34
	143	5.000%—03/23/2022	156
	13	6.375%—07/15/2019	15

			205

	TOTAL POLAND (Cost $831)		839

QATAR—0.4%
	(Cost $65)
	CORPORATE BONDS & NOTES—0.4%
		Qtel International Finance Ltd.
	60	4.750%—02/16/2021[1]	64

ROMANIA—1.8%
	FOREIGN GOVERNMENT OBLIGATIONS—1.8%
		Romania Government Bond
RON$	100	4.750%—08/29/2016-06/24/2019	32
	30	5.600%—11/28/2018	10
	10	5.750%—01/27/2016	3
	10	5.800%—10/26/2015	3
	60	5.850%—04/26/2023	20
	20	5.950%—06/11/2021	7
	30	6.000%—04/30/2016	10
	150	6.750%—06/11/2017	51

			136

		Romanian Government International Bond MTN[4]
	$28	4.375%—08/22/2023	28
	12	4.875%—01/22/2024[1]	13
	46	6.125%—01/22/2044	51
	70	6.750%—02/07/2022	83

			175

	TOTAL ROMANIA (Cost $303)		311

RUSSIA—6.3%

Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.3%
		ALFA Bank OJSC Via ALFA Bond Issuance plc
	50	7.500%—09/26/2019[1]	49
		Far East Capital Ltd. SA
	10	8.000%—05/02/2018[1]	7

			56

	FOREIGN GOVERNMENT OBLIGATIONS—6.0%
		Russian Federal Bond—OFZ
RUS$	270	6.200%—01/31/2018	7
	650	6.400%—05/27/2020	16
	280	6.700%—05/15/2019	7
	2,150	6.800%—12/11/2019	55
	8,450	7.000%—06/03/2015-01/25/2023	210
	1,490	7.000%—11/24/2021[2]	37
	90	7.050%—01/19/2028	2
	2,090	7.350%—01/20/2016	58
	270	7.400%—06/14/2017	7
	280	7.500%—02/27/2019	7
	6,680	7.600%—07/20/2022	171

			577

		Russian Foreign Bond—Eurobond
	$376	7.500%—03/31/2030[2]	420
	24	12.750%—06/24/2028	39

			459

			1,036

	TOTAL RUSSIA (Cost $1,272)		1,092

SAUDI ARABIA—0.1%
	CORPORATE BONDS & NOTES—0.1%
		Saudi Electricity Global Sukuk Co. 3
	7	4.000%—04/08/2024[1]	7
	7	5.500%—04/08/2044[1]	7

	TOTAL SAUDI ARABIA (Cost $14)		14

SINGAPORE—0.0%
	(Cost $6)
	CORPORATE BONDS & NOTES—0.0%
		Oversea-Chinese Banking Corp. Ltd. MTN[4]
	6	4.000%—10/15/2024[1,5]	6

SOUTH AFRICA—5.9%
	FOREIGN GOVERNMENT OBLIGATIONS—5.9%
		South Africa Government Bond
ZAR$	795	6.250%—03/31/2036	56
	2,630	6.750%—03/31/2021	232
	680	7.000%—02/28/2031	54
	880	7.250%—01/15/2020	81
	2,005	8.000%—12/21/2018	192
	50	8.500%—01/31/2037	4
	545	10.500%—12/21/2026	60

			679

		South Africa Government International Bond
	$300	5.500%—03/09/2020	329

	TOTAL SOUTH AFRICA (Cost $1,117)		1,008

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

THAILAND—1.8%

Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.1%
		PTTEP Canada International Finance Ltd. MTN[4]
	$10	5.692%—04/05/2021	$11

	FOREIGN GOVERNMENT OBLIGATIONS—1.7%
		Thailand Government Bond
THD$	3,283	1.200%—07/14/2021[7]	97
	1,230	3.580%—12/17/2027	37
	2,440	3.625%—06/16/2023	76
	2,900	3.650%—12/17/2021	91

			301

	TOTAL THAILAND (Cost $333)		312

TURKEY—7.2%
	CORPORATE BONDS & NOTES—0.9%
		KOC Holding AS
	$160	3.500%—04/24/2020[1]	151
		Turkiye Garanti Bankasi As MTN[4]
	7	4.750%—10/17/2019[1]	7

			158

	FOREIGN GOVERNMENT OBLIGATIONS—6.3%
		Turkey Government Bond
TRD$	260	7.100%—03/08/2023	108
	170	8.300%—10/07/2015	80
	160	8.500%—09/14/2022	73
	10	8.800%—11/14/2018	5
	445	9.000%—01/27/2016	211
	270	9.500%—01/12/2022	130
	45	10.500%—01/15/2020	23
	50	10.700%—02/24/2016	25

			655

		Turkey Government International Bond
	$105	6.750%—04/03/2018	118
	42	6.875%—03/17/2036	48
	23	7.000%—06/05/2020	26
	179	7.375%—02/05/2025	214
	21	8.000%—02/14/2034	27

			433

			1,088

	TOTAL TURKEY (Cost $1,354)		1,246

UKRAINE—0.5%
	(Cost $97)
	FOREIGN GOVERNMENT OBLIGATIONS—0.5%
		Ukraine Government International Bond
	100	6.875%—09/23/2015	90

UNITED ARAB EMIRATES—0.5%
	(Cost $69)
	CORPORATE BONDS & NOTES—0.5%
		Dubai Holding Commercial Operations MTN Ltd.[4]
	£50	6.000%—02/01/2017	88

URUGUAY—1.6%

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—1.6%
		Uruguay Government International Bond
	$50	4.125%—11/20/2045	41
	127	4.500%—08/14/2024	131
	12	6.875%—09/28/2025	14
	46	7.875%—01/15/2033	61
	17	8.000%—11/18/2022	22

	TOTAL URUGUAY (Cost $270)		269

VENEZUELA—4.9%
	FOREIGN GOVERNMENT OBLIGATIONS—4.9%
		Petroleos de Venezuela SA
	17	5.000%—10/28/2015	16
	143	5.250%—04/12/2017	117
	16	5.375%—04/12/2027	9
	326	8.500%—11/02/2017	296

			438

		Venezuela Government International Bond
	66	5.750%—02/26/2016	60
	10	7.000%—12/01/2018	8
	91	7.750%—10/13/2019	74
	164	9.000%—05/07/2023	135
	13	11.750%—10/21/2026	12
	10	11.950%—08/05/2031	9
	101	12.750%—08/23/2022	100

			398

	TOTAL VENEZUELA (Cost $860)		836

SHORT-TERM INVESTMENTS—5.5%
	(Cost $955)
	REPURCHASE AGREEMENTS
	955	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $978)	955

	TOTAL INVESTMENTS—98.8% (Cost $17,621)		17,002

	CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		209

	TOTAL NET ASSETS—100.0%		$17,211

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2014

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
British Pound Sterling (Sell)	Morgan Stanley & Co. LLC	$93	$92	05/30/2014	$(1)
Chilean Peso (Buy)	Morgan Stanley & Co. LLC	10	10	05/27/2014	—
Euro Currency (Sell)	Morgan Stanley & Co. LLC	31	31	05/30/2014	—
Hungarian Forint (Buy)	Morgan Stanley & Co. LLC	156	154	05/06/2014	2
Hungarian Forint (Buy)	Morgan Stanley & Co. LLC	34	34	06/06/2014	—
Hungarian Forint (Sell)	Morgan Stanley & Co. LLC	156	154	05/06/2014	(2)
Malaysian Ringgit (Buy)	Morgan Stanley & Co. LLC	113	114	07/14/2014	(1)
Nigerian Naira (Buy)	Morgan Stanley & Co. LLC	81	76	05/27/2014	5
Philippine Peso (Buy)	Morgan Stanley & Co. LLC	46	46	05/05/2014	—
Philippine Peso (Buy)	Morgan Stanley & Co. LLC	46	46	06/06/2014	—
Philippine Peso (Sell)	Morgan Stanley & Co. LLC	46	46	05/05/2014	—
Polish Zloty (Buy)	Morgan Stanley & Co. LLC	302	301	05/12/2014	1
Russian Ruble (Buy)	Morgan Stanley & Co. LLC	110	109	06/03/2014	1
Russian Ruble (Sell)	Morgan Stanley & Co. LLC	5	5	06/03/2014	—
Thailand Baht (Buy)	Morgan Stanley & Co. LLC	38	38	05/06/2014	—
Thailand Baht (Buy)	Morgan Stanley & Co. LLC	38	38	06/06/2014	—
Thailand Baht (Sell)	Morgan Stanley & Co. LLC	38	38	05/06/2014	—
Turkish Lira (Buy)	Morgan Stanley & Co. LLC	75	74	05/27/2014	1

					$6

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Corporate Bonds & Notes
Argentina	$—	$11	$—	$11
Brazil	—	268	—	268
Chile	—	48	—	48
China	—	77	—	77
Colombia	—	36	—	36
Hong Kong	—	106	—	106
India	—	50	—	50
Indonesia	—	87	—	87
Israel	—	13	—	13
Kazakhstan	—	26	—	26
Mexico	—	164	—	164
Morocco	—	18	—	18
Peru	—	4	—	4
Qatar	—	64	—	64
Russia	—	56	—	56
Saudi Arabia	—	14	—	14
Singapore	—	6	—	6
Thailand	—	11	—	11
Turkey	—	158	—	158
United Arab Emirates	—	88	—	88
Credit-Linked Notes
Colombia	—	204	—	204
Indonesia	—	329	—	329
Foreign Government Obligations
Argentina	—	140	—	140
Brazil	—	1,394	—	1,394
Chile	—	394	—	394
China	—	208	—	208
Colombia	—	793	—	793
Croatia	—	325	—	325
Dominican Republic	—	226	—	226
El Salvador	—	123	—	123
Hungary	—	311	—	311
Indonesia	—	1,027	—	1,027
Ivory Coast	—	95	—	95
Kazakhstan	—	339	—	339

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Lithuania	$—	$115	$—	$115
Malaysia	—	767	—	767
Mexico	—	1,528	—	1,528
Panama	—	150	—	150
Peru	—	286	—	286
Philippines	—	210	—	210
Poland	—	839	—	839
Romania	—	311	—	311
Russia	—	1,036	—	1,036
South Africa	—	1,008	—	1,008
Thailand	—	301	—	301
Turkey	—	1,088	—	1,088
Ukraine	—	90	—	90
Uruguay	—	269	—	269
Venezuela	—	836	—	836
Short-Term Investments
Repurchase Agreements	—	955	—	955

Total Investments in Securities	$—	$17,002	$—	$17,002

Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$10	$—	$10

Total Financial Derivative Instruments - Assets	$—	$10	$—	$10

Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$(4)	$—	$(4)

Total Financial Derivative Instruments - Liabilities	$—	$(4)	$—	$(4)

Total Investments	$—	$17,008	$—	$17,008

There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2014, the aggregate value of these securities was $1,715 or 10% of net assets.

2	Step coupon security.

3	Zero coupon bond.

4	MTN after the name of a security stands for Medium Term Note.

5	Variable rate security, the stated rate represents the rate in effect at April 30, 2014.

6	Perpetuity bond, the maturity date represents the next callable date.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

R$	Brazilian Real

£	British Pound

COL$	Colombian Peso

€	Euro

HUD$	Hungarian Forint

IDR$	Indonesian Rupiah

MYR$	Malaysian Ringgit

MEX$	Mexican Peso

PLN$	Polish Zloty

RON$	Romanian Leu

RUS$	Russian Ruble

ZAR$	South African Rand

THD$	Thai Baht

TRD$	Turkish Lira

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital Management, Inc.

461 Fifth Avenue 22nd Floor New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Eric Dobbin

Since 2012

Mark Flanagan, CFA, CPA

Since 2002

Justin W. Slatky

Since 2012

Steven N. Schweitzer

Since 2012

Shenkman Capital has subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE CHARACTERISTICS

High-yield bonds

Mark Shenkman

Eric Dobbin

Mark Flanagan

Justin W. Slatky

Steven N. Schweitzer

Management’s Discussion of Fund Performance

MARKET REVIEW

Proving that conventional wisdom is oftentimes erroneous, the high-yield market showed more strength than forecasters predicted during the six months ended April 30, 2014. The BofA Merrill Lynch U.S. High Yield Index returned 4.76%, outpacing investment-grade bonds, leveraged loans, and many U.S. equity indices. During this period, high-yield investors looked past harsh winter weather, new leadership at the Federal Reserve, and growing tensions between Russia and Ukraine. Instead, investors focused on positive developments, including continued improvement in the U.S. labor market, rising consumer confidence, and expanding industrial production. Despite some initial concerns that the newly configured Federal Reserve was tilting toward a more hawkish stance, reactions in the fixed income markets appeared to indicate that investors were becoming more comfortable that the central bank will continue to be accommodative well into calendar 2015.

The high-yield market’s strong gains in the fiscal first half were relatively consistent among rating categories with BBs, Bs, and CCCs gaining by similar amounts, indicating that the risk-on trade may have subsided in favor of a market focused more on analysis of individual securities. Technical factors for the high-yield market continued to skew positive as new-issue supply declined. More importantly, in our view, the use of proceeds for the preponderance of recent new issuance continued to be for refinancing, as opposed to leveraged buy outs or mergers and acquisitions. Inflows into high-yield mutual funds were supportive of a favorable supply/demand dynamic that remained firmly in place.

At the end of the first half of fiscal 2014, the yield spread between the high-yield market, as measured by the Credit Suisse High Yield Index, and U.S. Treasurys was 408 basis points, or 4.08 percentage points, down 55 basis points from the start of the fiscal year. Defaults in the high-yield market increased to 2.29% as of April 30, reflecting bankruptcy filings in April by Energy Futures Holdings (formerly known as TXU Corp.) and Momentive Performance Materials. However, these filings had been anticipated by investors for a considerable amount of time and we believe they will have a minimal impact on the market.

PERFORMANCE

Harbor High-Yield Bond Fund participated in the market’s positive trends and returned 4.29% (Institutional Class), 4.15% (Administrative Class), and 4.00% (Investor Class) during the first half of fiscal 2014, compared with the 4.76% return of the BofA Merrill Lynch U.S. High Yield Index. During this period, the Treasury bond market rallied and yields declined, favoring longer-maturity bonds. The Fund saw the same trends play out, but with a higher-than-market weighting in more conservative, shorter-duration securities; this provided consistent yet slightly lower returns. Security selection contributed to Fund performance; we believe that strong fundamental research enabled us

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Reynolds Group Issuer Inc.	1.4%
Level 3 Financing Inc.	1.3%
Cablevision Systems Corp.	1.2%
DISH DBS Corp.	1.2%
Goodyear Tire & Rubber Co.	1.2%
T-Mobile USA Inc.	1.2%
CCO Holdings LLC	1.1%
Murray Energy Corp.	1.1%
Cequel Communications Holdings I LLC	1.0%
Nationstar Mortgage LLC	1.0%

to differentiate the most attractive investment opportunities in an environment where some investors appeared to have placed a lower priority on underlying credit research.

Industries contributing most meaningfully to Fund performance included Health Care, Media-Cable, Oil and Gas, and Telecom: Wireline/Wireless. Factors detracting from the Fund’s performance relative to the benchmark included underweighted exposures in the Banking segment and the Electric Utility space. As of April 30, the Fund’s average bond price was $105 with a current yield of 6.44% and yield-to-worst (the most conservative measure of yield) of 4.94%. The Fund’s top five industry sector weightings were Oil and Gas (12.3%), Telecom: Wireline/Wireless (9.1%), Health Care (8.4%), Media-Cable (8.3%), and Support Services (8.0%).

OUTLOOK AND STRATEGY

As we enter the second half of fiscal 2014, we remain constructive on the high-yield market. Positive issuer fundamentals remain intact with respect to earnings growth, leverage levels have trended lower, and refinancing activities have nearly eliminated near-term debt maturities. When coupled with reduced net new issuance, robust investment flows into the asset class, and a slow-growing economic climate, we believe that both technical and fundamental underpinnings are in place for high-yield securities to produce a reasonable return for the balance of calendar 2014.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.64%[a,b]

Total Net Assets (000s)	$1,689,233

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.89%[a,b]

Total Net Assets (000s)	$5,163

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.01%[a,b]

Total Net Assets (000s)	$109,056

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2015.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	6.90%		7.23%

Yield to Maturity	5.80%		6.03%

Current Yield (Institutional Class)	6.51%		6.91%

Weighted Average Maturity	6.82 years		6.63 years

Weighted Average Duration	3.33 years		3.63 years

Beta vs. BofA Merrill Lynch U.S. High Yield Index	1.08		N/A

Portfolio Turnover (6-Month Period Ended 04/30/2014)	20%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	3.66%

>1 to 5	13.31%

>5 to 10	80.86%

>10 to 15	2.17%

>15 to 20	0.00%

>20 to 25	0.00%

>25 yrs.	0.00%

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. High Yield Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor High-Yield Bond Fund
Institutional Class	4.29%	5.33%	11.12%	7.31%	12/01/2002	$20,246
Comparative Index
BofA Merrill Lynch U.S. High Yield	4.76%	6.30%	15.81%	8.69%	—	$23,008

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. High Yield Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor High-Yield Bond Fund
Administrative Class	4.15%	5.14%	10.86%	7.07%	12/01/2002	$19,807
Investor Class	4.00%	5.01%	10.71%	6.89%	12/01/2002	$19,471
Comparative Index
BofA Merrill Lynch U.S. High Yield	4.76%	6.30%	15.81%	8.69%	—	$23,008

As stated in the Fund’s current prospectus, the expense ratios were 0.64% (Net) and 0.68% (Gross) (Institutional Class); 0.89% (Net) and 0.93% (Gross) (Administrative Class); and 1.01% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

b	Unannualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 5.0%)

BANK LOAN OBLIGATIONS—5.7%
Principal Amount (000s)		Value (000s)
CAPITAL MARKETS—0.4%
	Nuveen Investments Inc.
	Second-Lien Term Loan
$6,350	6.500%—02/28/2019[1]	$6,411

COMMERCIAL SERVICES & SUPPLIES—1.3%
	Asurion LLC
	First-Lien Term Loan
1,482	5.000%—05/24/2019[1]	1,485
	Second-Lien Term Loan
5,000	8.500%—02/28/2021[1]	5,144

		6,629

	Brand Energy & Infrastructure Services Inc.
	Term Loan B
6,231	4.750%—11/26/2020[1]	6,245
	Pacific Industrial Services BidCo Pty Ltd.
	Term Loan
2,289	5.000%—10/02/2018[1]	2,298
	Syncreon Group BV
	Term Loan
7,980	5.250%—10/28/2020[1]	8,005

		23,177

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
	US TelePacific Corp.
	Term Loan
3,163	5.750%—02/23/2017[1]	3,184

FOOD & STAPLES RETAILING—0.2%
	BJ’s Wholesale Club Inc.
	Second-Lien Term Loan
3,450	8.500%—03/31/2020[1]	3,536

HOTELS, RESTAURANTS & LEISURE—0.9%
	Peninsula Gaming LLC
	Term Loan B
10,570	4.250%—11/20/2017[1]	10,593
	Scientific Games International Inc.
	Term Loan
4,988	4.250%—10/18/2020[1]	4,983

		15,576

INSURANCE—0.1%
	HUB International Ltd.
	Term Loan B
2,189	4.750%—10/02/2020[1]	2,190

MACHINERY—0.3%
	TNT Crane & Rigging Inc.
	First-Lien Term Loan
4,988	9.500%—11/27/2020[1]	5,050

MEDIA—0.7%
	IMG Worldwide Inc.
	First-Lien Term Loan
7,000	5.250%—02/26/2021[1,3]	7,000
	Wide Open West Finance LLC
	Term Loan B
4,913	4.750%—04/01/2019[1]	4,928

		11,928

METALS & MINING—0.9%
	Murray Energy Corp.
	Second-Lien Term Loan
14,800	9.500%—12/05/2020[1]	16,557

MULTILINE RETAIL—0.2%
	Savers, Inc.
	Term Loan
3,439	5.000%—10/03/2019[1]	3,456

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
OIL, GAS & CONSUMABLE FUELS—0.4%
	HGIM Corp.
	Term Loan B
$5,224	5.500%—06/18/2020[1]	$5,154
	TGGT Holdings LLC
	Term Loan A
2,716	6.500%—11/15/2018[1]	2,738

		7,892

SOFTWARE—0.1%
	Kronos Inc. Second-Lien Term Loan
2,500	9.750%—04/30/2020[1]	2,584

TOTAL BANK LOAN OBLIGATIONS (Cost $99,453)		101,541

CORPORATE BONDS & NOTES—89.3%
AEROSPACE & DEFENSE—1.6%
	Bombardier Inc.
5,000	6.000%—10/15/2022[2]	5,094
10,000	6.125%—01/15/2023[2]	10,275

		15,369

	Sequa Corp.
5,550	7.000%—12/15/2017[2]	5,591
	Spirit Aerosystems Inc.
4,000	6.750%—12/15/2020	4,350
	TransDigm Inc.
3,300	7.750%—12/15/2018	3,531

		28,841

AUTO COMPONENTS—3.3%
	Affinia Group Inc.
3,300	7.750%—05/01/2021	3,548
	Allison Transmission Inc.
8,650	7.125%—05/15/2019[2]	9,385
	American Axle & Manufacturing Inc.
5,000	6.625%—10/15/2022	5,444
	Dana Holding Corp.
3,650	6.750%—02/15/2021	3,974
	Goodyear Tire & Rubber Co.
7,950	6.500%—03/01/2021	8,646
4,500	7.000%—05/15/2022	4,984
6,320	8.750%—08/15/2020	7,473

		21,103

	LKQ Corp.
10,000	4.750%—05/15/2023	9,650
	Tenneco Inc.
5,705	6.875%—12/15/2020	6,275

		59,379

AUTOMOBILES—0.4%
	Chrysler Group LLC
5,000	8.250%—06/15/2021[2]	5,644
	Jaguar Land Rover Automotive plc
1,500	5.625%—02/01/2023[2]	1,571

		7,215

BANKS—0.5%
	CIT Group Inc.
3,300	5.000%—08/15/2022	3,387
BANKS—Continued
$5,000	5.500%—02/15/2019[2]	$5,403

		8,790

BEVERAGES—0.4%
	Crestview DS Merger Sub II Inc.
5,900	10.000%—09/01/2021[2]	6,579

BUILDING PRODUCTS—1.4%
	CPG Merger Sub LLC
5,500	8.000%—10/01/2021[2]	5,899
	Griffon Corp.
750	5.250%—03/01/2022[2]	742
	Nortek Inc.
7,525	8.500%—04/15/2021	8,334
	RSI Home Products Inc.
5,275	6.875%—03/01/2018[2]	5,684
	Summit Materials LLC
4,650	10.500%—01/31/2020[2]	5,243

		25,902

CAPITAL MARKETS—0.6%
	Walter Investment Management Corp.
10,000	7.875%—12/15/2021[2]	9,975

CHEMICALS—1.7%
	Eagle Spinco Inc.
4,075	4.625%—02/15/2021[2]	4,070
	Petrologistics LP
7,500	6.250%—04/01/2020	7,697
	PQ Corp.
2,850	8.750%—05/01/2018[2]	3,113
	Tronox Finance LLC
15,000	6.375%—08/15/2020	15,375

		30,255

COMMERCIAL SERVICES & SUPPLIES—5.0%
	ADT Corp.
5,000	6.250%—10/15/2021[2]	5,225
	Brand Energy & Infrastructure Services Inc.
7,200	8.500%—12/01/2021[2]	7,650
	Clean Harbors Inc.
4,500	5.125%—06/01/2021	4,573
	Covanta Holding Corp.
1,700	5.875%—03/01/2024	1,743
6,900	6.375%—10/01/2022	7,418

		9,161

	Garda World Security Corp.
5,000	7.250%—11/15/2021[2]	5,294
	Hertz Corp.
650	6.750%—04/15/2019	700
1,500	7.375%—01/15/2021	1,659
6,250	7.500%—10/15/2018	6,649

		9,008

	Iron Mountain Inc.
10,000	5.750%—08/15/2024	9,925
	Quad/Graphics Inc.
5,000	7.000%—05/01/2022[2]	5,025
	RR Donnelley & Sons Co.
2,600	7.000%—02/15/2022	2,873
	Safway Group Holding LLC
10,250	7.000%—05/15/2018[2]	10,916

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
COMMERCIAL SERVICES & SUPPLIES—Continued
	Time Inc.
$6,000	5.750%—04/15/2022[2]	$6,000
	United Rentals North America Inc.
5,000	7.625%—04/15/2022	5,650
4,550	8.250%—02/01/2021	5,113

		10,763

	West Corp.
3,000	8.625%—10/01/2018	3,210

		89,623

COMMUNICATIONS EQUIPMENT—0.6%
	CommScope Holding Co. Inc.
5,000	6.625%—06/01/2020[2]	5,388
	Syniverse Holdings Inc.
4,750	9.125%—01/15/2019	5,177

		10,565

COMPUTERS & PERIPHERALS—0.4%
	NCR Corp.
4,000	5.000%—07/15/2022	4,090
	NCR Escrow Corp.
3,500	6.375%—12/15/2023[2]	3,762

		7,852

CONSUMER FINANCE—0.5%
	TransUnion Financing Corp.
1,600	11.375%—06/15/2018	1,715
	TransUnion Holding Co.
6,450	9.625%—06/15/2018	6,829

		8,544

CONTAINERS & PACKAGING—3.0%
	Plastipak Holdings Inc.
6,000	6.500%—10/01/2021[2]	6,270
	Resolute Forest Products Inc.
8,000	5.875%—05/15/2023[2]	7,820
	Reynolds Group Issuer Inc.
8,000	5.750%—10/15/2020	8,360
3,875	8.500%—05/15/2018	4,054
5,150	9.000%—04/15/2019	5,523
5,675	9.875%—08/15/2019	6,328

		24,265

	Sealed Air Corp.
3,400	6.500%—12/01/2020[2]	3,774
	Signode Industrial Group Lux SA
6,000	6.375%—05/01/2022[2]	6,075
	Silgan Holdings Inc.
3,700	5.000%—04/01/2020	3,830
1,500	5.500%—02/01/2022[2]	1,560

		5,390

		53,594

DIVERSIFIED CONSUMER SERVICES—0.3%
	Service Corp. International
5,000	5.375%—05/15/2024[2]	5,044

DIVERSIFIED TELECOMMUNICATION SERVICES—4.5%
	CenturyLink Inc.
6,150	5.625%—04/01/2020	6,496
8,000	5.800%—03/15/2022	8,240

		14,736

DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Cincinnati Bell Inc.
7,500	8.750%—03/15/2018	7,880
	Frontier Communications Corp.
9,000	7.125%—01/15/2023	9,337
4,400	7.625%—04/15/2024	4,587
102	8.250%—05/01/2014	102

		14,026

	Level 3 Financing Inc.
1,100	6.125%—01/15/2021[2]	1,158
3,000	7.000%—06/01/2020	3,255
15,000	8.125%—07/01/2019	16,481
2,000	8.625%—07/15/2020	2,250

		23,144

	Qwest Capital Funding Inc.
3,580	6.500%—11/15/2018	4,010
	Windstream Corp.
3,750	7.500%—06/01/2022-04/01/2023	3,994
9,000	7.750%—10/15/2020	9,765
3,000	8.125%—09/01/2018	3,185

		16,944

		80,740

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
	Belden Inc.
5,000	5.500%—09/01/2022[2]	5,112
	Sensata Technologies BV
4,000	6.500%—05/15/2019[2]	4,290

		9,402

ENERGY EQUIPMENT & SERVICES—4.7%
	CGG SA
5,000	6.875%—01/15/2022[2]	5,035
	Compagnie Générale de Géophysique-Veritas
5,100	6.500%—06/01/2021	5,164
	Exterran Holdings Inc.
6,000	7.250%—12/01/2018	6,382
	Exterran Partners LP
1,000	6.000%—04/01/2021	1,005
5,000	6.000%—10/01/2022[2]	5,000

		6,005

	Gulfmark Offshore Inc.
8,350	6.375%—03/15/2022	8,705
	Hornbeck Offshore Services Inc.
5,550	5.000%—03/01/2021	5,411
3,950	5.875%—04/01/2020	4,128

		9,539

	Key Energy Services Inc.
10,250	6.750%—03/01/2021	10,865
	North Atlantic Drilling Ltd.
15,000	6.250%—02/01/2019[2]	14,400
	Precision Drilling Corp.
7,000	6.625%—11/15/2020	7,560
	SESI LLC
10,450	7.125%—12/15/2021	11,809

		85,464

FOOD & STAPLES RETAILING—0.9%
	Alphabet Holding Co. Inc.
6,700	7.750%—11/01/2017	6,943

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
FOOD & STAPLES RETAILING—Continued
	Bi-Lo LLC
$9,100	8.625%—09/15/2018[2]	$9,316

		16,259

FOOD PRODUCTS—0.5%
	Darling Escrow Corp.
1,800	5.375%—01/15/2022[2]	1,852
	Dole Food Co. Inc.
7,350	7.250%—05/01/2019[2]	7,432

		9,284

HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
	Biomet Inc.
14,000	6.500%—08/01/2020-10/01/2020	15,356
	Capsugel SA
4,000	7.000%—05/15/2019[2]	4,128
	Community Health Systems Inc.
9,000	6.875%—02/01/2022[2]	9,371
2,000	8.000%—11/15/2019	2,198

		11,569

	Mallinckrodt International Finance SA
2,000	4.750%—04/15/2023	1,935

		32,988

HEALTH CARE PROVIDERS & SERVICES—4.3%
	DaVita Inc.
5,800	5.750%—08/15/2022	6,162
1,850	6.625%—11/01/2020	1,982

		8,144

	Fresenius Medical Care US Finance II Inc.
4,200	5.875%—01/31/2022[2]	4,494
	HCA Holdings Inc.
3,350	6.250%—02/15/2021	3,547
4,250	7.750%—05/15/2021	4,680

		8,227

	HCA Inc.
10,600	5.875%—03/15/2022	11,395
3,500	7.500%—02/15/2022	4,001

		15,396

	MPH Acquisition Holdings LLC
13,000	6.625%—04/01/2022[2]	13,488
	Tenet Healthcare Corp.
3,250	6.000%—10/01/2020[2]	3,419
13,425	8.000%—08/01/2020	14,633

		18,052

	Universal Hospital Services Inc.
8,500	7.625%—08/15/2020	9,137

		76,938

HEALTH CARE TECHNOLOGY—0.1%
	MedAssets Inc.
2,200	8.000%—11/15/2018	2,348

HOTELS, RESTAURANTS & LEISURE—3.8%
	Ameristar Casinos Inc.
5,000	7.500%—04/15/2021	5,450
	Boyd Gaming Corp.
4,000	9.125%—12/01/2018	4,310
HOTELS, RESTAURANTS & LEISURE—Continued
	Felcor Lodging LP
5,650	5.625%—03/01/2023	5,735
7,375	6.750%—06/01/2019	7,928

		13,663

	GLP Capital LP
6,000	5.375%—11/01/2023[2]	6,210
	Isle of Capri Casinos Inc.
2,550	5.875%—03/15/2021	2,556
3,250	7.750%—03/15/2019	3,494
5,600	8.875%—06/15/2020	5,908

		11,958

	MCE Finance Ltd.
870	5.000%—02/15/2021[2]	872
	Peninsula Gaming LLC
6,000	8.375%—02/15/2018[2]	6,480
	Pinnacle Entertainment Inc.
7,050	8.750%—05/15/2020	7,741
	RHP Hotel Properties LP
5,000	5.000%—04/15/2021	5,013
	Scientific Games International Inc.
1,850	6.250%—09/01/2020	1,952
	Station Casinos LLC
4,950	7.500%—03/01/2021	5,321

		68,970

HOUSEHOLD DURABLES—2.0%
	ACCO Brands Corp.
7,000	6.750%—04/30/2020	7,315
	Central Garden Co.
6,500	8.250%—03/01/2018	6,744
	First Quality Finance Co. Inc.
3,000	4.625%—05/15/2021[2]	2,850
	Prestige Brands Inc.
2,750	8.125%—02/01/2020	3,094
	Spectrum Brands Inc.
2,350	6.375%—11/15/2020	2,561
8,800	6.625%—11/15/2022	9,658
3,050	6.750%—03/15/2020	3,298

		15,517

		35,520

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.7%
	Calpine Corp.
4,000	6.000%—01/15/2022[2]	4,270
6,520	7.875%—07/31/2020[2]	7,180

		11,450

	NRG Energy Inc.
18,250	6.250%—07/15/2022-05/01/2024[2]	18,427

		29,877

INDUSTRIAL CONGLOMERATES—0.5%
	Gardner Denver Inc.
9,500	6.875%—08/15/2021[2]	9,797

INTERNET SOFTWARE & SERVICES—0.4%
	CyrusOne LP
3,000	6.375%—11/15/2022	3,203
	Equinix Inc.
3,500	7.000%—07/15/2021	3,919

		7,122

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
IT SERVICES—2.0%
	Alliance Data Systems Corp.
$5,400	5.250%—12/01/2017[2]	$5,724
11,400	6.375%—04/01/2020[2]	12,198

		17,922

	SunGard Data Systems Inc.
7,250	6.625%—11/01/2019	7,631
4,025	7.625%—11/15/2020	4,417

		12,048

	WEX Inc.
7,000	4.750%—02/01/2023[2]	6,668

		36,638

LEISURE EQUIPMENT & PRODUCTS—0.3%
	Cedar Fair LP
5,000	5.250%—03/15/2021	5,100

MACHINERY—1.1%
	Jurassic Holdings III Inc.
6,000	6.875%—02/15/2021[2]	6,225
	Terex Corp.
9,250	6.500%—04/01/2020	10,083
	Titan International Inc.
3,850	6.875%—10/01/2020[2]	4,100

		20,408

MEDIA—16.7%
	AMC Networks Inc.
5,525	7.750%—07/15/2021	6,216
	Cablevision Systems Corp.
13,000	5.875%—09/15/2022	13,227
2,550	7.750%—04/15/2018	2,901
5,350	8.000%—04/15/2020	6,206

		22,334

	CCO Holdings LLC
2,000	5.125%—02/15/2023	1,960
6,800	5.250%—09/30/2022	6,826
3,150	6.500%—04/30/2021	3,374
5,750	6.625%—01/31/2022	6,217
900	8.125%—04/30/2020	989

		19,366

	Cequel Communications Holdings I LLC
18,000	6.375%—09/15/2020[2]	18,945
	Clear Channel Worldwide Holdings Inc.
10,900	7.625%—03/15/2020	11,799
	Cumulus Media Holdings Inc.
10,300	7.750%—05/01/2019	11,021
	DigitalGlobe Inc.
5,000	5.250%—02/01/2021	4,900
	DISH DBS Corp.
3,000	5.000%—03/15/2023	3,067
7,150	5.875%—07/15/2022	7,731
10,000	6.750%—06/01/2021	11,325

		22,123

	Gannett Co. Inc.
3,500	6.375%—10/15/2023[2]	3,719
	GCI Inc.
7,000	6.750%—06/01/2021	7,101
MEDIA—Continued
	Gray Television Inc.
5,000	7.500%—10/01/2020	5,400
	Hughes Satellite Systems Corp.
2,350	6.500%—06/15/2019	2,597
14,000	7.625%—06/15/2021	15,855

		18,452

	IAC/InterActiveCorp
5,000	4.750%—12/15/2022	4,938
	Intelsat Jackson Holdings SA
5,000	5.500%—08/01/2023[2]	4,912
5,000	7.250%—10/15/2020	5,413

		10,325

	Intelsat Luxembourg SA
5,500	8.125%—06/01/2023	5,796
	Lamar Media Corp.
6,950	5.875%—02/01/2022	7,454
	MDC Partners Inc.
8,000	6.750%—04/01/2020[2]	8,500
	MediaCom Broadband LLC
2,800	5.500%—04/15/2021[2]	2,803
3,800	6.375%—04/01/2023	3,990

		6,793

	MediaCom Capital Corp.
7,000	7.250%—02/15/2022	7,577
	Nexstar Broadcasting Inc.
6,550	6.875%—11/15/2020	7,041
	Quebecor Media Inc.
9,100	5.750%—01/15/2023	9,191
	Sinclair Television Group Inc.
10,000	5.375%—04/01/2021	10,000
4,000	6.125%—10/01/2022	4,105
3,300	6.375%—11/01/2021	3,448

		17,553

	Sirius XM Radio Inc.
2,500	4.625%—05/15/2023[2]	2,319
4,350	5.875%—10/01/2020[2]	4,551

		6,870

	Townsquare Radio LLC
2,500	9.000%—04/01/2019[2]	2,769
	Unitymedia Hessen GmbH & Co.
7,900	5.500%—01/15/2023[2]	8,018
	Univision Communications Inc.
1,131	6.750%—09/15/2022[2]	1,250
	UPCB Finance VI Ltd.
15,000	6.875%—01/15/2022[2]	16,425
	ViaSat Inc.
6,900	6.875%—06/15/2020	7,426
	Virgin Media Finance plc
2,800	6.375%—04/15/2023[2]	2,954
	Wide Open West Finance LLC
6,150	10.250%—07/15/2019	6,980
3,200	10.250%—07/15/2019[2]	3,632

		10,612

	WMG Acquisition Corp.
7,500	6.750%—04/15/2022[2]	7,594

		300,462

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
METALS & MINING—1.6%
	ArcelorMittal
$3,825	5.750%—08/05/2020	$4,074
3,900	6.000%—03/01/2021	4,192

		8,266

	FMG Resources (August 2006) Pty Ltd.
5,800	6.875%—04/01/2022[2]	6,228
5,000	8.250%—11/01/2019[2]	5,544

		11,772

	Murray Energy Corp.
2,600	8.625%—06/15/2021[2]	2,834
	TMS International Corp.
2,100	7.625%—10/15/2021[2]	2,257
	Westmoreland Coal Co.
3,250	10.750%—02/01/2018[2]	3,543

		28,672

OIL, GAS & CONSUMABLE FUELS—10.1%
	Access Midstream Partners LP
8,000	6.125%—07/15/2022	8,690
	AmeriGas Finance LLC
4,500	7.000%—05/20/2022	4,973
	Bill Barrett Corp.
3,600	7.625%—10/01/2019	3,906
	Bristow Group Inc.
1,250	6.250%—10/15/2022	1,345
	Chaparral Energy Inc.
6,500	8.250%—09/01/2021	7,134
	Chesapeake Energy Corp.
1,000	6.125%—02/15/2021	1,100
	Chesapeake Oilfield Operating LLC
3,900	6.625%—11/15/2019	4,085
	Denbury Resources Inc.
225	4.625%—07/15/2023	215
	Diamondback Energy Inc.
3,000	7.625%—10/01/2021[2]	3,263
	Eagle Rock Energy Partners LP
4,000	8.375%—06/01/2019	4,340
	Ferrellgas LP/Ferrellgas Finance Corp.
4,350	6.500%—05/01/2021	4,589
	Genesis Energy LP
4,700	5.750%—02/15/2021	4,911
	Halcon Resources Corp.
4,000	9.750%—07/15/2020	4,300
3,250	9.750%—07/15/2020[2]	3,486

		7,786

	Hiland Partners LP
1,700	7.250%—10/01/2020[2]	1,861
	Lightstream Resources
11,700	8.625%—02/01/2020[2]	12,007
	Linn Energy LLC
1,450	6.500%—05/15/2019	1,512
4,450	7.250%—11/01/2019[2]	4,622
5,300	7.750%—02/01/2021	5,698

		11,832

	MarkWest Energy Finance Corp.
2,320	6.250%—06/15/2022	2,511
2,000	6.750%—11/01/2020	2,180

		4,691

OIL, GAS & CONSUMABLE FUELS—Continued
	Memorial Production Partners LP
5,000	7.625%—05/01/2021	5,294
	NGL Energy Partners LP
5,000	6.875%—10/15/2021[2]	5,225
	NuStar Logistics LP
3,500	6.750%—02/01/2021	3,837
	Oasis Petroleum Inc.
3,500	6.875%—03/15/2022[2]	3,815
4,125	6.875%—01/15/2023	4,486
3,550	7.250%—02/01/2019	3,807

		12,108

	Oil States International Inc.
6,250	6.500%—06/01/2019	6,578
	QEP Resources Inc.
400	5.375%—10/01/2022	403
	Rice Energy Inc.
9,600	6.250%—05/01/2022[2]	9,624
	Rosetta Resources Inc.
5,000	5.625%—05/01/2021	5,113
	Seadrill Ltd.
11,000	6.125%—09/15/2017[2]	11,426
5,000	6.625%—09/15/2020[2]	5,025

		16,451

	Suburban Propane Partners LP
5,832	7.375%—08/01/2021	6,445
5,066	7.500%—10/01/2018	5,395

		11,840

	Unit Corp.
9,090	6.625%—05/15/2021	9,681
	Vanguard Natural Resources LLC
8,950	7.875%—04/01/2020	9,688

		182,570

PHARMACEUTICALS—1.3%
	Endo Finance Co.
6,000	5.750%—01/15/2022[2]	6,210
	Endo Health Solutions Inc.
3,010	7.000%—12/15/2020	3,251
	Salix Pharmaceuticals Ltd.
2,000	6.000%—01/15/2021[2]	2,150
	Valeant Pharmaceuticals International
3,000	6.375%—10/15/2020[2]	3,240
	VPII Escrow Corp.
7,000	7.500%—07/15/2021[2]	7,840

		22,691

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.9%
	Geo Group Inc.
1,500	5.125%—04/01/2023	1,492
5,000	5.875%—01/15/2022	5,175

		6,667

	MPT Operating Partnership LP
1,500	6.875%—05/01/2021	1,639
	Omega Healthcare Investors Inc.
2,750	5.875%—03/15/2024	2,887
4,200	6.750%—10/15/2022	4,589

		7,476

		15,782

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
SOFTWARE—1.1%
	BMC Software Finance Inc.
$4,150	8.125%—07/15/2021[2]	$4,368
	Infor US Inc.
10,000	9.375%—04/01/2019	11,275
	Nuance Communications Inc.
4,200	5.375%—08/15/2020[2]	4,252

		19,895

SPECIALTY RETAIL—2.5%
	Dufry Finance SCA
3,875	5.500%—10/15/2020[2]	4,027
	Jo-Ann Stores Holdings Inc.
2,575	9.750%—10/15/2019[2]	2,697
	Jo-Ann Stores Inc.
5,700	8.125%—03/15/2019[2]	5,949
	Michaels Stores Inc.
7,500	5.875%—12/15/2020[2]	7,631
5,200	7.750%—11/01/2018	5,532

		13,163

	Penske Automotive Group Inc.
4,900	5.750%—10/01/2022	5,151
	Rent-A-Center Inc.
9,175	4.750%—05/01/2021	8,648
	Sally Holdings LLC
1,990	5.750%—06/01/2022	2,124
3,450	6.875%—11/15/2019	3,791

		5,915

		45,550

TEXTILES, APPAREL & LUXURY GOODS—0.8%
	Hanesbrands Inc.
5,000	6.375%—12/15/2020	5,475
	Levi Strauss & Co.
5,150	6.875%—05/01/2022	5,723
3,800	7.625%—05/15/2020	4,132

		9,855

		15,330

THRIFTS & MORTGAGE FINANCE—1.0%
	Nationstar Mortgage LLC
13,400	6.500%—08/01/2018-07/01/2021	13,062
5,472	7.875%—10/01/2020	5,623

		18,685

TRADING COMPANIES & DISTRIBUTORS—0.6%
	Ashtead Capital Inc.
10,221	6.500%—07/15/2022[2]	11,141

WIRELESS TELECOMMUNICATION SERVICES—3.9%
	Numericable Group SA
5,000	6.000%—05/15/2022[2]	5,125
5,500	6.250%—05/15/2024[2]	5,637

		10,762

	SBA Communications Corp.
1,350	5.625%—10/01/2019	1,423
	SBA Telecommunications Inc.
3,050	5.750%—07/15/2020	3,218
	Softbank Corp.
2,200	4.500%—04/15/2020[2]	2,214
	Sprint Communications Inc.
8,150	6.000%—11/15/2022	8,252
8,050	7.000%—08/15/2020	8,794

		17,046

	Sprint Corp.
2,500	7.125%—06/15/2024[2]	2,631
5,800	7.250%—09/15/2021[2]	6,344
5,250	7.875%—09/15/2023[2]	5,801

		14,776

	T-Mobile USA Inc.
6,450	6.250%—04/01/2021	6,893
1,500	6.500%—01/15/2024	1,577
500	6.542%—04/28/2020	539
3,350	6.625%—04/01/2023	3,601
5,000	6.633%—04/28/2021	5,419
3,000	6.731%—04/28/2022	3,248

		21,277

		70,716

TOTAL CORPORATE BONDS & NOTES (Cost $1,538,308)		1,610,507

SHORT-TERM INVESTMENTS—4.6%
(Cost $83,576)
REPURCHASE AGREEMENTS
$83,576	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $85,251)	83,576

TOTAL INVESTMENTS—99.6% (Cost $1,721,337)		1,795,624

CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		7,828

TOTAL NET ASSETS—100.0%		$1,803,452

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security, the stated rate represents the rate in effect at April 30, 2014.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2014, the aggregate value of these securities was $599,975 or 33% of net assets.

3	Position or a portion of the position represents an unsettled loan commitment. At period end, the total value of unsettled commitments totaled $7,000 or less than 1% of net assets of net assets. The coupon rate is subject to change at the time of settlement.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive P.O. Box 6430

Newport Beach, CA 92658-6430

PORTFOLIO MANAGER

William H. Gross, CFA

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

William H. Gross

Management’s Discussion of Fund Performance

MARKET REVIEW

Fixed income markets continued to be influenced heavily by economic policy over the six months ended April 30, 2014. After months of preparation and data watching, the U.S. Federal Reserve announced its intention to begin gradually exiting its quantitative easing program in January 2014. The central bank began reducing its bond-buying program from $85 billion to $75 billion and continued tapering by $10 billion each month following this announcement. The yield of the benchmark 10-year U.S. Treasury note closed on April 30 at 2.65%, up 8 basis points, or 0.08 percentage point, from six months earlier.

European economies continued to stabilize but concerns rose in Asia, especially after the release of weaker economic data in China. Extraordinary policy measures in Japan appeared to have the desired effect on the economy throughout late calendar 2013. However, weaker data weighed on the Japanese equity market in the beginning of 2014. Geopolitical tensions between Russia and Ukraine evolved into a diplomatic crisis after Russia moved to annex the Crimea region, eliciting economic sanctions from the U.S. and Europe.

For the six months ended April 30, the Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable, investment-grade bond market, returned 1.74%. Fixed income spread sectors generally posted positive results. Investment-grade corporate bonds outpaced like-duration Treasury securities, as the Barclays U.S. Corporate Investment Grade Index returned 3.80%, as yield spreads tightened amid improving global growth fundamentals and continued easy monetary policy. Dollar-denominated emerging markets bonds generally outperformed comparable Treasurys as country-specific developments and a risk-on market sentiment supported narrower spreads. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive returns, aided by limited supply in the new-issue market and investment inflows into municipal bond mutual funds.

PERFORMANCE

Harbor Bond Fund returned 1.26% (Institutional Class) and 1.05% (Administrative Class) for the first half of fiscal 2014, compared with the 1.74% return of the Barclays U.S. Aggregate Bond Index. Longer term, the Fund outperformed the index for the 5-year and 10-year periods ended April 30, 2014.

The following strategies helped returns for the fiscal first half:

•	An emphasis on non-agency mortgage-backed securities, which outperformed like-duration Treasurys.

•	Exposure to select high-yield corporate securities, as high-yield spreads tightened on the back of limited supply and strong inflows.

•

Modest exposure to select corporate bonds and government-guaranteed foreign securities as well as select exposure to securities denominated in the Mexican peso and other local currencies, as yields declined at the longer end of the yield curve amid lower inflation.

•	An allocation to municipal bonds, particularly Build America Bonds, as the sector benefited from investor demand for attractive yields.

The following strategies were negative or neutral for returns:

•	An underweight allocation to investment-grade corporates relative to the benchmark, as the sector outperformed like-duration Treasurys.

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	24.8%
Federal National Mortgage Association	16.9%
Federal National Mortgage Association TBA	7.9%
Federal Home Loan Mortgage Corp.	5.5%
Italy Buoni Poliennali Del Tesoro	3.4%
Spain Government	1.9%
Federal National Mortgage Association REMIC	1.2%
Government National Mortgage Association	1.2%
Ally Financial Inc.	1.0%
Province of Ontario Canada	1.0%

•	A focus on short to intermediate maturities and an underweight at the long end of the U.S. yield curve as longer maturity yields declined.

•	The combination of a short exposure to the Japanese yen and long exposure to the Mexican peso was neutral for returns as both currencies appreciated against the U.S. dollar.

OUTLOOK AND STRATEGY

We have become modestly more optimistic about the outlook for global growth, expecting growth of 2.5% to 3.0% over the next 12 months. Many of the challenges faced during calendar 2013 have faded, in our view, yielding a brighter outlook for growth. In the U.S. we expect growth to accelerate toward a range of 2.5% to 3.0%. Our slightly upgraded U.S. growth forecast is based on a diminishing drag from fiscal policy, steady improvements in employment, and higher asset valuations that could encourage consumer spending. Additionally, we see core inflation gradually rising as the U.S. economy continues its recovery. While our outlook is similar to the market consensus, we also recognize a potential for stronger growth given a notable improvement in corporate and household balance sheets.

In Europe, we expect growth to increase in a range of 1.0% to 1.5% with risks in both directions. As Europe slowly emerges from recession, we expect the pace of economic growth to benefit from rising aggregate demand. In Japan, we expect growth of 0.5% to 1.0%, as the aggressive policies of Prime Minister Shinzo Abe drive the economy. However, we believe that growth in Japan will be challenged by weakness in consumer spending, which was accelerated in anticipation of a consumption tax increase that became effective April 1. Our view is that the growth trajectory for emerging markets will be shaped by developed-market growth as well as by central bank policies.

With respect to portfolio strategy, we plan to:

•

Remain slightly underweight relative to the benchmark duration, as the bulk of portfolio duration will be sourced from short to intermediate maturity bonds. The portfolio will maintain a U.S. dollar bias, investing primarily in U.S. securities and complementing those with smaller allocations to Mexico, Italy, and Spain.

•

Emphasize positions that stand to gain if market expectations for interest rate increases are not met. We remain underweight the long end of the yield curve as the Federal Reserve continues to unwind its quantitative easing program.

•

Maintain an underweight to U.S. agency mortgage-backed securities, due to concerns about high valuation levels and anticipated effects of Federal Reserve tapering. We will hold and selectively add non-agency mortgages, as we believe they offer attractive yields relative to other spread sectors.

•

Gradually add exposure to short-dated corporate credits as market conditions permit. We continue to prefer credits linked to industries with high growth potential, such as housing, finance, and energy.

•

Maintain positioning in taxable municipal bonds, as we believe the sector offers attractive yields relative to comparable Treasurys. We prefer revenue bonds, including taxable Build America Bonds, to tax-backed general obligation bonds.

•	Hold a position in intermediate-maturity TIPS, or Treasury Inflation-Protected Securities, as we believe inflation protection is attractively priced at these maturities.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.53%[a,b]

Total Net Assets (000s)	$6,023,251

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.78%[a,b]

Total Net Assets (000s)	$126,956

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	2.72%		3.31%

Yield to Maturity	3.48%		2.32%

Current 30-day Yield (Institutional Class)	2.60%		3.15%

Weighted Average Maturity	5.95 years		7.70 years

Weighted Average Duration	4.86 years		5.28 years

Portfolio Turnover (6-Month Period Ended 04/30/2014)	260%	[c]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	81.88%

>5 to 10	13.28%

>10 to 15	7.43%

>15 to 20	0.37%

>20 to 25	1.30%

>25 yrs.	-4.26%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

Total Returns For the periods ended 04/30/2014
Harbor Bond Fund
Institutional Class	1.26%	-1.15%	6.36%	5.81%	12/29/1987	$17,589
Administrative Class	1.05%	-1.48%	6.09%	5.54%	11/01/2002	$17,144
Comparative Index
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.83%	—	$16,023

As stated in the Fund’s current prospectus, the expense ratios were 0.53% (Net) and 0.56% (Gross) (Institutional Class) and 0.78% (Net) and 0.81% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2015. Expense cap excludes interest expense incurred by the fund, if any.

c	Unannualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of 6.7%)

ASSET-BACKED SECURITIES—2.1%
Principal Amount (000s)		Value (000s)
	Access Group Inc.
	Series 2008-1 Cl. A
$11,745	1.529%—10/27/2025[1]	$11,856
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
7,531	0.312%—05/25/2036[1]	2,731
	Series 2005-W2 Cl. A2C
5,500	0.512%—10/25/2035[1]	5,023

		7,754

	Asset Backed Securities Corp. Home Equity
	Series 2003-HE4 Cl. M1
9,165	1.400%—08/15/2033[1]	8,647
	Bear Stearns Asset Backed Securities Trust
	Series 2005-4 Cl. M1
1,736	0.654%—01/25/2036[1]	1,733
	Countrywide Asset-Backed Certificates
	Series 2001-BC3 Cl. A
233	0.632%—12/25/2031[1]	171
	Series 2005-15 Cl. 1AF3
8,078	4.676%—04/25/2036[2]	8,159

		8,330

	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
156	0.214%—11/25/2036[1]	85
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
1,905	0.302%—07/25/2036[1]	1,795
	GSAA Trust
	Series 2006-4 Cl.4A2
3,381	0.000%—03/25/2036*	2,965
	Series 2005-8 Cl. A4
7,045	0.422%—06/25/2035[1]	6,630
	Series 2007-9 Cl. A1A
2,720	0.000%—10/25/2047*	2,413

		12,008

	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
153	0.222%—12/25/2036[1]	81
	Series 2006-FM1 Cl. A2D
7,800	0.422%—04/25/2036[1]	4,085

		4,166

	Home Equity Asset Trust
	Series 2005-2 Cl. M4
5,000	1.202%—07/25/2035[1]	4,609
	Home Equity Loan Trust
	Series 2007-FRE1 Cl. 2AV4
12,025	0.492%—04/25/2037[1]	7,362
	HSBC Home Equity Loan Trust
	Series 2007-1 Cl. AS
3,335	0.352%—03/20/2036[1]	3,310
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
111	0.712%—10/25/2034[1]	102
	Mid-State Trust
	Series 2004-1 Cl. A
1,955	6.005%—08/15/2037	2,063
	Morgan Stanley ABS Capital I
	Series 2007-HE1 Cl. A2C
3,083	0.302%—11/25/2036[1]	1,907
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
3,539	1.052%—07/25/2032[1]	3,280
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
6,171	0.402%—07/25/2037[1]	3,481
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
9,700	0.632%—08/25/2035[1]	8,965
	Ramp Trust
	Series 2004-RS8 Cl. MII1
1,709	1.054%—08/25/2034[1]	1,604
	Securitized Asset Backed Receivables LLC Trust
	Series 2007-HE1 Cl. 2A2
898	0.000%—12/25/2036*	316
	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	0.362%—10/25/2036[1]	3,646
	SLM Student Loan Trust
	Series 2010-C Cl. A2
1,685	2.802%—12/16/2019[1,3]	1,719
	Small Business Administration Participation Certificates
	Series 2003-20I Cl.1
182	5.130%—09/01/2023	195
	Series 2009-20A Cl.1
6,059	5.720%—01/01/2029	6,764
	Series 2008-20H Cl.1
15,106	6.020%—08/01/2028	17,172
	Series 2001-20A Cl.1
338	6.290%—01/01/2021	365

		24,496

	Soundview Home Equity Loan Trust
	Series 2006-WF2 Cl. A1
4,533	0.282%—12/25/2036[1]	4,348

TOTAL ASSET-BACKED SECURITIES (Cost $116,230)		127,582

COLLATERALIZED MORTGAGE OBLIGATIONS—5.4%
	Adjustable Rate Mortgage Trust
	Series 2006-3 Cl. 4A2
5,207	0.272%—08/25/2036[1]	3,382
	American Home Mortgage Investment Trust
	Series 2004-4 Cl. 4A
851	2.329%—02/25/2045[1]	863

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued

Principal Amount (000s)		Value (000s)
	Arran Residential Mortgages Funding plc
	Series 2010-1A Cl. A2B
€7,640	1.688%—05/16/2047[1,3]	$10,725
	Banc of America Funding Corp.
	Series 2005-D Cl. A1
$934	2.623%—05/25/2035[2]	962
	Banc of America Merrill Lynch Commercial Mortgage Inc.
	Series 2007-2 Cl. A4
2,200	5.782%—04/10/2049[2]	2,430
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
16,527	0.362%—05/25/2047[1]	11,719
	Series 2011-RR5 Cl. 12A1
1,055	5.177%—03/26/2037[2,3]	1,050
	Series 2011-RR4 Cl. 8A1
5,757	5.250%—02/26/2036[3]	5,294
	Series 2011-RR5 Cl. 5A1
11,015	5.250%—08/26/2037[3]	11,542

		29,605

	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2004-8 Cl. 2A1
2,582	2.007%—11/25/2034[2]	2,481
	Series 2003-1 Cl. 6A1
462	2.504%—04/25/2033[2]	473
	Series 2003-8 Cl. 1A1
22	2.625%—01/25/2034[2]	22
	Series 2004-1 Cl. 12A5
768	2.665%—04/25/2034[2]	776
	Series 2002-8 Cl. 1A2
50	2.667%—02/25/2033[2]	47
	Series 2004-10 Cl. 12A3
91	2.696%—01/25/2035[2]	92
	Series 2000-2 Cl. A1
40	2.744%—11/25/2030[2]	40
	Series 2004-9 Cl. 22A3
231	3.112%—11/25/2034[2]	231

		4,162

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
1,725	0.312%—02/25/2034[1]	1,583
	Series 2005-4 Cl. 23A1
712	0.592%—07/25/2035[1]	724
2,187	2.533%—05/25/2035[2]	2,144
	Series 2005-7 Cl. 22A1
1,657	2.665%—09/25/2035[2]	1,470

		5,921

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PWR7 Cl. A3
2,745	5.116%—02/11/2041[2]	2,804
	Series 2007-PW15 Cl. A4
677	5.331%—02/11/2044	734
	Series 2006-PW11 Cl. A4
1,810	5.607%—03/11/2039[2]	1,930
	Series 2007-PW18 Cl. A4
5,300	5.700%—06/11/2050	5,954
	Series 2007-PW17 Cl. AAB
5,165	5.703%—06/11/2050	5,232
	Series 2006-PW12 Cl. A4
2,410	5.898%—09/11/2038[2]	2,616

		19,270

	Chase Mortgage Finance Corp.
	Series 2005-A1 Cl. 1A1
7,278	4.919%—12/25/2035[2]	7,139
	Series 2006-A1 Cl. 4A1
4,590	5.640%—09/25/2036[2]	4,204

		11,343

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
1,500	5.322%—12/11/2049	1,642
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
15,636	0.487%—11/20/2035[1]	12,987
	Series 2006-6BC Cl. 1A2
8,574	0.000%—05/25/2036*	6,575
	Series 2005-27 Cl.1A2
1,490	1.526%—08/25/2035[1]	1,372
	Series 2005-20CB Cl. 2A5
5,882	5.500%—07/25/2035	5,847
	Series 2006-36T2 Cl. 1A4
2,208	5.750%—12/25/2036	1,788
	Series 2006-39CB Cl. 1A20
10,953	0.000%—01/25/2037*	9,779

		38,348

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2005-HYB9 Cl. 3A2A
577	2.417%—02/20/2036[1]	526
	Series 2004-22 Cl. A3
1,747	2.498%—11/25/2034[2]	1,656
	Series 2004-HYB9 Cl. 1A1
2,886	2.500%—02/20/2035[2]	2,821
	Series 2007-HY5 Cl. 1A1
2,640	0.000%—09/25/2047*	2,319

		7,322

	Credit Suisse Commercial Mortgage Trust
	Series 2010-9R Cl. 20A5
1,348	4.000%—01/27/2037[3]	1,374
	Series 2006-C5 Cl. A1A
3,626	5.297%—12/15/2039	3,958

		5,332

	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
636	6.000%—11/25/2035	465
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
4,746	0.000%—03/25/2037*	3,097
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
4,853	0.000%—03/19/2046*	3,714
	European Loan Conduit
	Series 25X Cl. A
€207	0.438%—05/15/2019[1]	284
	First Horizon Asset Securities Inc.
	Series 2005-AR3 Cl. 2A1
$2,719	2.613%—08/25/2035[2]	2,579
	Series 2005-AR6 Cl. 4A1
5,072	5.018%—02/25/2036[2]	4,939

		7,518

	First Nationwide Trust
	Series 2001-3 Cl. 1A1
2	6.750%—08/21/2031	2
	Greenwich Capital Commercial Funding Corp.
	Series 2005-GG3 Cl. A4
300	4.799%—08/10/2042[2]	304
	Series 2007-GG9 Cl. A4
1,500	5.444%—03/10/2039	1,643

		1,947

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued

Principal Amount (000s)		Value (000s)
	GSR Mortgage Loan Trust
	Series 2005-AR6 Cl. 2A1
$4,712	2.651%—09/25/2035[2]	$4,778
	Series 2005-AR3 Cl. 3A1
1,328	2.663%—05/25/2035[2]	1,278
	Series 2005-AR7 Cl. 6A1
1,278	5.013%—11/25/2035[2]	1,268
	Series 2006-2F Cl. 2A13
5,042	5.750%—02/25/2036	5,123

		12,447

	Harborview Mortgage Loan Trust
	Series 2005-2 Cl. 2A1A
461	0.372%—05/19/2035[1]	404
	Series 2005-9 Cl. 2A1A
2,897	0.492%—06/20/2035[1]	2,753
	Series 2004-8 Cl. 2A3
1,666	0.972%—11/19/2034[1]	1,227
	Series 2006-SB1 Cl. A1A
19,778	0.000%—12/19/2036*	15,913

		20,297

	Homebanc Mortgage Trust
	Series 2006-H2 Cl. A2
10,745	0.332%—12/25/2036[1]	9,368
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	1.302%—10/25/2034[1]	1,264
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
11	1.751%—01/25/2032[2]	10
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
3,733	6.500%—07/25/2037	2,643
	IndyMac Index Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
2,708	2.344%—01/25/2036[2]	2,181
	Series 2007-AR13 Cl.4A1
22,006	2.420%—07/25/2037[2]	13,953

		16,134

	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2006-LDP9 Cl. A3
5,300	5.336%—05/15/2047	5,784
	Series 2007-LDPX Cl. A3
15,100	5.420%—01/15/2049	16,568
	Series 2007-LD12 Cl. A4
1,600	5.882%—02/15/2051[2]	1,784

		24,136

	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
7,080	2.568%—10/25/2036[2]	5,985
	Series 2006-S1 Cl. 3A1
2,219	5.500%—04/25/2036	2,268

		8,253

	JP Morgan Re-REMIC[4]
	Series 2009-7 Cl. 11A1
189	2.718%—09/27/2036[1,3]	189
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-A10 Cl. A
1,517	0.362%—02/25/2036[1]	1,387
	Series 2005-3 Cl. 4A
283	0.402%—11/25/2035[1]	268

		1,655

	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 Cl. A3
2,600	5.172%—12/12/2049	2,813
	Series 2007-6 Cl. A4
1,800	5.485%—03/12/2051[2]	1,981

		4,794

	Morgan Stanley Capital I
	Series 2006-HQ8 Cl. A4
1,190	5.598%—03/12/2044[2]	1,260
	Morgan Stanley Re-REMIC Trust[4]
	Series 2009-GG10 Cl. A4A
1,838	5.997%—08/12/2045[2,3]	2,038
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
8,458	2.656%—10/25/2035[2]	8,419
	Residential Accredit Loans, Inc.
	Series 2006-QA7 Cl. 2A1
7,624	0.337%—08/25/2036[1]	5,822
	Series 2007-QS4 Cl. 3A9
4,280	0.000%—03/25/2037*	3,499

		9,321

	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
600	0.000%—02/25/2037*	477
	Series 2006-SA1 Cl. 2A1
573	0.000%—02/25/2036*	502

		979

	Structured Adjustable Rate Mortgage Loan Trust
	Series 2001-21A Cl. 3A1
1,924	2.446%—04/25/2035[2]	1,901
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
1,616	0.402%—07/19/2035[1]	1,532
	Structured Asset Securities Corp.
	Series 2001-21A Cl. 1A1
17	2.218%—01/25/2032[2]	16
	Series 2002-1A Cl. 4A
19	2.516%—02/25/2032[2]	18

		34

	Suntrust Adjustable Rate Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
1,864	0.000%—01/25/2037*	1,782
	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C32 Cl. A4FL
2,600	0.326%—06/15/2049[1,3]	2,488
	Series 2006-C23 Cl. A5
11,800	5.416%—01/15/2045[2]	12,651
	Series 2007-C31 Cl. A4
6,395	5.509%—04/15/2047	6,954
	Series 2007-C33 Cl. A4
5,930	6.132%—02/15/2051[2]	6,524

		28,617

	Washington Mutual Mortgage Pass Through Certificates
	Series 2005-AR6 Cl. 2A1A
1,010	0.382%—04/25/2045[1]	958
	Series 2005-AR13 Cl. A1A1
481	0.442%—10/25/2045[1]	451
	Series 2006-AR11 Cl. 3A1A
4,087	0.000%—09/25/2046*	3,183
	Series 2005-AR7 Cl. A2
1,526	2.408%—08/25/2035[2]	1,527

		6,119

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued

Principal Amount (000s)			Value (000s)
		Wells Fargo Mortgage Backed Securities Trust
		Series 2006-AR2 Cl. A1
	$2,092	2.613%—03/25/2036[2]	$2,101
		Series 2006-AR2 Cl. IIA5
	9,857	2.613%—03/25/2036[2]	9,499

			11,600

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $290,778)		333,126

CORPORATE BONDS & NOTES—13.8%
		Ally Financial Inc.
	18,000	2.750%—01/30/2017	18,270
	1,000	3.635%—06/20/2014[1]	1,007
	200	4.625%—06/26/2015	208
	19,600	5.500%—02/15/2017	21,352
	200	6.750%—12/01/2014	207
	6,500	7.500%—09/15/2020	7,727
	8,500	8.300%—02/12/2015	8,978

			57,749

		American Express Bank FSB
	8,800	6.000%—09/13/2017	10,113
		American Express Centurion Bank MTN[5]
	9,500	6.000%—09/13/2017	10,908
		American International Group Inc.
	5,600	5.050%—10/01/2015	5,940
	400	8.250%—08/15/2018	500

			6,440

		American International Group Inc. MTN[5]
CAD$	2,000	4.900%—06/02/2014	1,833
	$300	5.450%—05/18/2017	336

			2,169

		Anglo American Capital plc
	2,500	2.625%—04/03/2017[3]	2,555
		Apple Inc.
	3,300	2.850%—05/06/2021	3,320
	3,000	3.450%—05/06/2024	3,012

			6,332

		Banco Santander Brasil SA
	12,800	4.250%—01/14/2016[3]	13,291
		Banco Santander Brasil SA MTN[5]
	1,300	4.500%—04/06/2015[3]	1,334
		Banco Santander Chile
	5,300	1.828%—01/19/2016[1,3]	5,389
		Bank of America Corp.
	33,200	6.500%—08/01/2016	37,057
		Bank of America Corp. MTN[5]
	18,300	1.304%—03/22/2018[1]	18,528
		Bank of China Hong Kong Ltd.
	2,200	5.550%—02/11/2020[3]	2,377
		Bank of India/London MTN[5]
	2,100	4.750%—09/30/2015	2,186
		Bank of Montreal
	4,700	2.850%—06/09/2015[3]	4,829
		Bank of Nova Scotia
	500	1.950%—01/30/2017[3]	513
		Barclays Bank plc
	1,000	5.200%—07/10/2014	1,009
	£3,600	14.000%—06/15/2019[2,6]	8,335

			9,344

		BB&T Corp. MTN[5]
	$19,500	1.093%—06/15/2018[1]	19,813
		BBVA Bancomer SA
	2,800	4.500%—03/10/2016[3]	2,954
	5,700	6.500%—03/10/2021[3]	6,298

			9,252

		BBVA US Senior SAU
	34,200	2.361%—05/16/2014[1]	34,220
		Bear Stearns Companies LLC
	4,300	6.400%—10/02/2017	4,977
		BellSouth Corp.
	56,200	4.182%—04/26/2021[3]	58,189
		BM & FBovespa SA
	2,000	5.500%—07/16/2020[3]	2,157
		BNP Paribas SA MTN[5]
	28,300	0.533%—11/07/2015[1]	28,300
		Braskem Finance Ltd.
	2,400	5.750%—04/15/2021[3]	2,489
		Cameron International Corp.
	7,100	1.166%—06/02/2014[1]	7,104
		CIT Group Inc.
	2,000	4.750%—02/15/2015[3]	2,056
		Citigroup Inc.
	1,300	4.700%—05/29/2015	1,354
	17,600	5.000%—09/15/2014	17,884

			19,238

		Citigroup Inc. MTN[5]
	€2,000	1.009%—05/31/2017[2]	2,739
	$15,707	5.500%—10/15/2014	16,058

			18,797

		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
	14,700	0.558%—04/28/2017[1]	14,735
		Corp Nacional del Cobre de Chile
	3,200	7.500%—01/15/2019[3]	3,862
		CSN Islands XI Corp.
	7,700	6.875%—09/21/2019[3]	8,162
		CVS Pass-Through Trust
	679	6.943%—01/10/2030	816
		DIRECTV Holdings LLC
	22,313	3.550%—03/15/2015	22,885
		Export-Import Bank of Korea
	2,100	4.000%—01/29/2021	2,209
	12,300	4.125%—09/09/2015	12,909
	2,200	5.125%—06/29/2020	2,458

			17,576

		Ford Motor Credit Co. LLC
	1,200	2.750%—05/15/2015	1,226
	1,000	3.984%—06/15/2016	1,061
	9,000	7.000%—04/15/2015	9,534
	2,200	8.000%—12/15/2016	2,569
	10,125	12.000%—05/15/2015	11,298

			25,688

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal Amount (000s)			Value (000s)
		Gazprom OAO Via Gaz Capital SA
	$1,400	8.125%—07/31/2014	$1,417
		Gerdau Holdings Inc.
	2,900	7.000%—01/20/2020	3,290
	8,800	7.000%—01/20/2020[3]	9,982

			13,272

		Glen Meadows Pass Through Trust
	5,700	6.505%—02/12/2067[2,3]	5,700
		GTL Trade Finance Inc.
	1,500	7.250%—10/20/2017	1,703
	2,000	7.250%—10/20/2017[3]	2,270

			3,973

		HCA Inc. MTN[5]
	6,000	9.000%—12/15/2014	6,285
		ICICI Bank Ltd.
	13,500	5.500%—03/25/2015	13,958
		Indian Oil Corp. Ltd.
	7,400	4.750%—01/22/2015	7,555
		International Lease Finance Corp.
	1,700	5.750%—05/15/2016	1,834
	9,000	6.500%—09/01/2014[3]	9,203
	4,600	6.750%—09/01/2016[3]	5,140

			16,177

		JP Morgan Chase & Co.
	7,200	3.150%—07/05/2016	7,532
	2,200	3.700%—01/20/2015	2,251

			9,783

		JP Morgan Chase & Co. MTN[5]
	10,300	0.779%—04/25/2018[1]	10,302
		JP Morgan Chase Bank NA
	7,000	6.000%—10/01/2017	7,987
		LBG Capital No. 1 plc
	€10,900	7.625%—10/14/2020	16,556
		LBG Capital No. 1 plc MTN[5]
	$800	8.500%—12/17/2021[2,3,6]	869
		Merrill Lynch & Co. Inc.
	12,700	0.773%—05/02/2017[1]	12,446
		Merrill Lynch & Co. Inc. MTN[5]
	5,100	6.400%—08/28/2017	5,846
	16,100	6.875%—04/25/2018	18,984

			24,830

		Morgan Stanley
	5,000	0.706%—10/15/2015[1]	5,001
	4,500	5.375%—10/15/2015	4,795

			9,796

		Morgan Stanley MTN[5]
	1,300	6.000%—04/28/2015	1,368
		Murray Street Investment Trust I
	7,000	4.647%—03/09/2017[7]	7,585
		National Bank of Canada
	1,300	2.200%—10/19/2016[3]	1,343
		Nationwide Building Society MTN[5]
	6,400	6.250%—02/25/2020[3]	7,510
		Noble Group Ltd.
	600	4.875%—08/05/2015[3]	626
		Novatek Finance Ltd.
	2,000	5.326%—02/03/2016[3]	2,005
		Odebrecht Drilling Norbe VIII/IX Ltd.
	5,760	6.350%—06/30/2021[3]	6,070
		ORIX Corp.
	8,208	4.710%—04/27/2015	8,528
		Petrobras International Finance Co.
	9,700	5.375%—01/27/2021	9,896
		Principal Life Income Funding Trusts MTN[5]
	6,400	5.550%—04/27/2015	6,723
		Qtel International Finance Ltd.
	400	3.375%—10/14/2016[3]	420
		Ras Laffan Liquefied Natural Gas Co. Ltd. III
	2,600	5.500%—09/30/2014	2,654
	700	5.838%—09/30/2027[3]	773

			3,427

		Rohm and Haas Co.
	717	6.000%—09/15/2017	815
		Russian Agricultural Bank OJSC Via RSHB Capital SA
	18,143	9.000%—06/11/2014[3]	18,252
		Santander Issuances SA Unipersonal
	£17,050	7.300%—07/27/2019[2]	29,471
		Southern Gas Networks plc MTN[5]
	9,800	0.818%—10/21/2015[1]	16,460
		Springleaf Finance Corp. MTN[5]
	$1,600	5.400%—12/01/2015	1,676
		State Bank of India
	8,100	4.500%—07/27/2015[3]	8,385
		Stone Street Trust
	16,400	5.902%—12/15/2015[3]	17,591
		TNK-BP Finance SA MTN[5]
	3,100	7.500%—07/18/2016	3,290
		United Air Lines Inc.
	1,064	10.400%—05/01/2018	1,212
		US Bank NA
	5,300	0.349%—04/22/2016[1]	5,308
		Verizon Communications Inc.
	2,900	1.984%—09/14/2018[1]	3,065
	3,600	2.500%—09/15/2016	3,728
	9,500	3.650%—09/14/2018	10,153

			16,946

		Wells Fargo & Co.
	17,800	7.980%—03/15/2018[2,6]	20,292

	TOTAL CORPORATE BONDS & NOTES (Cost $806,358)		847,535

FOREIGN GOVERNMENT OBLIGATIONS—8.1%
		Autonomous Community of Valencia Spain MTN[5]
	€300	4.375%—07/16/2015	431
		Banco Nacional de Desenvolvimento Economico e Social
	2,300	4.125%—09/15/2017[3]	3,389
		Brazil Letras Do Tesouro Nacional
R$	60,000	0.000%—04/01/2015-01/01/2017[8]	23,049
		Italy Buoni Poliennali Del Tesoro
	€900	1.500%—12/15/2016	1,264
	21,800	2.250%—05/15/2016	31,109
	4,900	2.750%—12/01/2015	7,013
	25,100	3.000%—06/15/2015-11/01/2015	35,836

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued

Principal Amount (000s)			Value (000s)
	€46,400	3.750%—08/01/2015-08/01/2016	$67,363
	46,100	4.500%—07/15/2015	66,865
	500	4.750%—05/01/2017	767

			210,217

		Italy Certificati di Credito Del Tesoro
	21,100	0.000%—06/30/2015-12/31/2015[8]	28,975
		Korea Development Bank
	$18,600	4.375%—08/10/2015	19,440
		Korea Housing Finance Corp.
	2,200	4.125%—12/15/2015[3]	2,312
		Province of Ontario Canada
	2,400	1.000%—07/22/2016	2,418
	6,100	1.650%—09/27/2019	5,960
	6,400	3.000%—07/16/2018	6,753
CAD$	5,600	3.150%—06/02/2022	5,193
	$22,900	4.000%—10/07/2019-06/02/2021	23,032
CAD$	11,700	4.200%—03/08/2018-06/02/2020	11,712
	900	4.300%—03/08/2017	886
	8,100	4.400%—06/02/2019-04/14/2020	8,418

			64,372

		Province of Ontario Canada MTN[5]
	2,400	5.500%—06/02/2018	2,500
		Province of Quebec Canada
	$4,700	3.500%—07/29/2020-12/01/2022	4,542
CAD$	20,300	4.250%—12/01/2021	20,273
	3,000	4.500%—12/01/2017-12/01/2020	3,040

			27,855

		Spain Government Bond
	€1,900	2.100%—04/30/2017	2,715
	7,400	3.000%—04/30/2015	10,515
	19,400	3.150%—01/31/2016	28,076
	2,700	3.300%—07/30/2016	3,952
	13,600	3.750%—10/31/2015	19,743
	28,100	4.000%—07/30/2015	40,614
	5,400	4.250%—10/31/2016	8,111

			113,726

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $492,094)		496,266

MORTGAGE PASS-THROUGH—25.6%
		Federal Home Loan Mortgage Corp.
	$26	2.336%—06/01/2024[1]	28
	960	4.500%—08/01/2040-09/01/2041	1,034
	147	5.159%—08/01/2035[1]	156
	3,598	5.500%—02/01/2038-07/01/2038	3,983
	13,595	6.000%—07/01/2016-05/01/2040	15,187

			20,388

		Federal Home Loan Mortgage Corp. REMIC[4]
	2,686	0.302%—07/15/2019-08/15/2019[1]	2,687
	1,406	0.452%—05/15/2036[1]	1,404
	75	0.602%—11/15/2030[1]	76
	129	8.000%—08/15/2022	147
	23	9.000%—12/15/2020	26

			4,340

		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	216	1.329%—02/25/2045[1]	220
		Series E3 Cl. A
	456	2.982%—08/15/2032[2]	478

			698

		Federal Home Loan Mortgage Corp. TBA[9]
	50,000	4.500%—05/13/2043-06/12/2044	53,668
		Federal Housing Authority Project
	27	7.400%—02/01/2021	27	[x]
	1,793	7.450%—05/01/2021	1,751	[x]

			1,778

		Federal National Mortgage Association
	550	1.529%—10/01/2040[1]	575
	5,300	2.310%—08/01/2022	5,129
	2,327	2.442%—08/01/2035[1]	2,490
	3,046	2.467%—06/01/2035[1]	3,270
	11,700	2.475%—04/01/2019	12,033
	6,000	2.870%—09/01/2027	5,632
	4,221	3.000%—02/01/2021-01/01/2026	4,410
	479	3.330%—11/01/2021	500
	144	3.500%—03/01/2026-12/01/2026	152
	34,704	4.000%—10/01/2015-10/01/2041	36,921
	244,474	4.500%—01/01/2018-12/01/2043	263,054
	74,782	5.000%—03/01/2025-01/01/2042	82,393
	206	5.120%—05/01/2035[1]	222
	204,059	5.500%—02/01/2023-09/01/2041	226,304
	209,833	6.000%—07/01/2016-05/01/2041	235,012
		Series 2003-W1 Cl. 1A1
	317	5.931%—12/25/2042[2]	358

			878,455

		Federal National Mortgage Association REMIC[4]
		Series 2007-30 Cl. AF
	2,315	0.462%—04/25/2037[1]	2,312
		Series 2005-75 Cl. FL
	5,760	0.602%—09/25/2035[1]	5,775
		Series 2009-106 Cl. FA
	5,586	0.902%—01/25/2040[1]	5,654
		Series 2006-5 Cl. 3A2
	224	2.281%—05/25/2035[2]	231
		Series 2011-98 ZL
	61,088	3.500%—10/25/2041	57,720
		Series 2003-25 Cl. KP
	1,273	5.000%—04/25/2033	1,391

			73,083

		Federal National Mortgage Association TBA[9]
	110,000	3.500%—05/16/2028	115,878
	5,000	4.000%—05/16/2028	5,306
	55,000	4.500%—05/13/2043	59,065
	157,500	5.000%—05/01/2041-06/01/2041	172,598
	72,000	5.500%—05/01/2041	79,616
	31,000	6.000%—05/01/2041	34,638

			467,101

		Government National Mortgage Association
	64,455	5.000%—08/15/2033-07/15/2041	70,910
		Government National Mortgage Association II
	945	1.625%—03/20/2017-02/20/2032[1]	983
	236	2.000%—08/20/2022-10/20/2025[1]	247
	33	2.500%—12/20/2024[1]	34

			1,264

		Government National Mortgage Association TBA[9]
	2,000	5.000%—05/21/2043	2,195

	TOTAL MORTGAGE PASS-THROUGH (Cost $1,548,505)		1,573,880

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MUNICIPAL BONDS—5.6%

Principal Amount (000s)		Value (000s)
	California Infrastructure & Economic Development Bank
$2,200	6.486%—05/15/2049	$2,708
	California State
7,800	7.500%—04/01/2034	10,780
5,300	7.550%—04/01/2039	7,513
5,800	7.600%—11/01/2040	8,345
5,000	7.950%—03/01/2036	6,019

		32,657

	California State University
3,900	6.434%—11/01/2030	4,769
	Chicago Transit Authority
2,500	6.200%—12/01/2040	2,822
300	6.300%—12/01/2021	335
11,200	6.899%—12/01/2040	13,558

		16,715

	Clark County Nevada
19,000	6.350%—07/01/2029	20,352
	Clark County Nevada Airport System Revenue
4,200	6.820%—07/01/2045	5,638
	Denver Public Schools
39,000	7.017%—12/15/2037	49,859
	Energy Northwest
10,000	2.803%—07/01/2021	10,053
	Los Angeles California Unified School District
12,800	6.758%—07/01/2034	16,857
	Los Angeles City CA Wastewater System Revenue
2,000	5.713%—06/01/2039	2,332
	New York City NY
49,100	6.246%—06/01/2035	54,823
	North Las Vegas City NV
24,000	6.572%—06/01/2040	18,611
	Orange County Local Transportation Authority
39,400	6.908%—02/15/2041	52,238
	Public Power Generation Agency
600	7.242%—01/01/2041	667
	San Antonio City TX Water System Revenue
3,400	4.750%—05/15/2037	3,491
	University of California
35,770	4.858%—05/15/2112	35,301
15,700	6.270%—05/15/2031	17,318

		52,619

	Wisconsin State
2,400	5.050%—05/01/2018	2,703

TOTAL MUNICIPAL BONDS (Cost $301,095)		347,092

PREFERRED STOCKS—0.1%

Shares
CONSUMER FINANCE—0.1%
203,000	Ally Financial Inc.	5,489

DIVERSIFIED FINANCIAL SERVICES—0.0%
80,000	Citigroup Capital XIII	2,181

TOTAL PREFERRED STOCKS (Cost $7,285)		7,670

RIGHTS/WARRANTS—0.0%
(Cost $15)

Shares		Value (000s)
AUTOMOBILES—0.0%
36,000	General Motors Co. Escrow*	—	[y]

U.S. GOVERNMENT AGENCIES—7.8%
Principal Amount (000s)
	Federal Home Loan Mortgage Corp.
$300	0.875%—03/07/2018	294
184,900	1.000%—03/08/2017-09/29/2017	184,945
102,200	1.250%—05/12/2017-10/02/2019	99,622
2,300	1.750%—05/30/2019	2,299
3,100	2.375%—01/13/2022	3,058
22,700	3.750%—03/27/2019	24,877
5,000	5.500%—08/23/2017	5,719

		320,814

	Federal National Mortgage Association
1,400	0.750%—04/20/2017	1,394
26,200	0.875%—08/28/2017-05/21/2018	26,008
35,000	1.125%—04/27/2017	35,214
19,500	1.250%—01/30/2017	19,748
2,700	1.875%—09/18/2018	2,732
53,000	5.000%—02/13/2017-05/11/2017	59,188
13,000	5.375%—06/12/2017	14,743

		159,027

TOTAL U.S. GOVERNMENT AGENCIES (Cost $481,303)		479,841

U.S. GOVERNMENT OBLIGATIONS—24.8%
	U.S. Treasury Floating Rate Note
206,700	0.099%—04/30/2016[1,10]	206,702
	U.S. Treasury Inflation Indexed Bonds[11]
3,702	0.125%—04/15/2017-04/15/2019[10]	3,815
39,771	0.125%—01/15/2022-07/15/2022	39,354
12,707	0.625%—07/15/2021	13,198
8,692	1.125%—01/15/2021	9,300
18,945	1.250%—07/15/2020	20,572
2,714	1.375%—01/15/2020	2,952
104,323	1.750%—01/15/2028	117,710
69,783	2.000%—01/15/2026	80,698
164,202	2.375%—01/15/2025-01/15/2027	196,651
32,037	2.500%—01/15/2029	39,615
1,016	3.625%—04/15/2028	1,404
8,568	3.875%—04/15/2029	12,300

		537,569

	U.S. Treasury Notes
10,100	0.500%—07/31/2017	9,937
72,941	0.625%—11/15/2016-05/31/2017[10]	72,568
10,100	0.625%—08/31/2017	9,960
5,000	0.750%—06/30/2017	4,967
11,100	0.875%—09/15/2016[10]	11,175
34,500	0.875%—04/30/2017	34,503
5,000	1.000%—03/31/2017	5,023
93,500	1.250%—11/30/2018[10]	92,196
800	1.375%—07/31/2018	798
51,900	1.500%—08/31/2018[10]	51,965
241,500	1.500%—01/31/2019-02/28/2019	240,066
248,500	1.625%—03/31/2019-04/30/2019	248,061

		781,219

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,530,383)		1,525,490

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—17.8%

Principal Amount (000s)		Value (000s)
CERTIFICATES OF DEPOSIT—1.9%
	Barclays Bank plc
$105,700	0.532%—05/01/2015[1]	$105,700
	Credit Suisse NY
4,000	0.465%—03/17/2015[1]	4,000
	Itau Unibanco S A New York
6,500	1.366%—10/31/2014	6,454

		116,154

COMMERCIAL PAPER—2.2%
	Glencore Funding LLC
28,600	0.630%—10/08/2014	28,520
	Macquarie Bank Ltd.
40,100	0.559%—05/01/2015[1,3]	40,100
	Mohawk Industries Inc.
3,300	0.720%—07/08/2014	3,295
	Vodafone Group plc
63,900	0.550%—04/01/2015	63,573

		135,488

REPURCHASE AGREEMENTS—13.7%
41,500	Repurchase Agreement with Bank of America Corp. dated April 30, 2014 due May 01, 2014 at 0.050% collateralized by U.S. Treasury Notes (market value $42,151)	41,500
164,500	Repurchase Agreement with Barclays plc dated April 30, 2014 due May 01, 2014 at 0.050% collateralized by U.S. Treasury Floating Rate Note (market value $101,595) and at 0.050% and 0.060% collateralized by U.S. Treasury Notes (market value $65,853)	164,500
50,000	Repurchase Agreement with BMO Financial Group dated April 30, 2014 due May 01, 2014 at 0.060% collateralized by U.S. Treasury Notes (market value $51,023)	50,000
14,000	Repurchase Agreement with Credit Suisse dated April 30, 2014 due May 01, 2014 at 0.060% collateralized by U.S. Treasury Notes (market value $14,285)	14,000
7,800	Repurchase Agreement with Deutsche Bank AG dated April 30, 2014 due May 01, 2014 at 0.050% collateralized by U.S. Treasury Notes (market value $7,961)	7,800
100,000	Repurchase Agreement with HSBC Bank USA N.A. dated April 30, 2014 due May 01, 2014 at 0.060% collateralized by U.S. Treasury Notes (market value $101,757)	100,000
205,200	Repurchase Agreement with JP Morgan Chase & Co. dated April 30, 2014 due May 01, 2014 at 0.070% collateralized by Federal Home Loan Mortgage Corp. (market value $66,214) and at 0.060% collateralized by U.S. Treasury Notes (market value $143,463)	205,200
47,500	Repurchase Agreement with National Bank of Canada dated April 30, 2014 due May 01, 2014 at 0.070% collateralized by U.S. Treasury Bills (market value $48,469)	47,500
100,000	Repurchase Agreement with Royal Bank of Canada dated April 30, 2014 due May 01, 2014 at 0.060% collateralized by U.S. Treasury Notes (market value $101,938)	100,000
100,000	Repurchase Agreement with Royal Bank of Scotland plc dated April 30, 2014 due May 01, 2014 at 0.060% collateralized by U.S. Treasury Notes (market value $102,071)	100,000
9,500	Repurchase Agreement with State Street Corp. dated April 30, 2014 due May 01, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $9,692)	9,500

		840,000

U.S. GOVERNMENT AGENCIES—0.0%
	Federal Home Loan Bank Discount Notes
200	0.055%—06/18/2014	200

U.S. GOVERNMENT OBLIGATIONS—0.0%
	U.S. Treasury Bills
262	0.045%—10/30/2014[10]	262
280	0.068%—08/14/2014[10]	280
270	0.070%—09/04/2014[10]	270
93	0.071%—08/21/2014[10]	93
310	0.075%—09/11/2014[10]	310

		1,215

TOTAL SHORT-TERM INVESTMENTS (Cost $1,093,057)		1,093,057

TOTAL INVESTMENTS—111.1% (Cost $6,667,103)		6,831,539

CASH AND OTHER ASSETS, LESS LIABILITIES—(11.1)%		(681,332)

TOTAL NET ASSETS—100.0%		$6,150,207

FUTURES CONTRACTS OPEN AT APRIL 30, 2014

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate 3 month (Buy)	187	€46,750	03/16/2015	$58
Euribor Interest Rate 3 month (Buy)	187	46,750	06/15/2015	87
Euribor Interest Rate 3 month (Buy)	187	46,750	09/14/2015	116
Euribor Interest Rate 3 month (Buy)	187	46,750	12/14/2015	56
Eurodollar Futures-CME 90 day (Buy)	144	$36,000	03/16/2015	66
Eurodollar Futures-CME 90 day (Buy)	6,111	1,527,750	06/15/2015	709
Eurodollar Futures-CME 90 day (Buy)	5,527	1,381,750	09/14/2015	892
Eurodollar Futures-CME 90 day (Buy)	10,482	2,620,500	12/14/2015	(2,217)
Eurodollar Futures-CME 90 day (Buy)	3,853	963,250	03/14/2016	(1,205)
Eurodollar Futures-CME 90 day (Buy)	744	186,000	06/13/2016	(271)
Eurodollar Futures-CME 90 day (Buy)	922	230,500	09/19/2016	50

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS—Continued

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurodollar Futures-CME 90 day (Buy)	30	$7,500	12/19/2016	$(10)
Eurodollar Futures-CME 90 day (Buy)	30	7,500	03/13/2017	(10)
U.S. Treasury Note Futures 2 year (Buy)	835	167,000	06/30/2014	90
U.S. Treasury Note Futures 5 year (Buy)	7,180	718,000	06/30/2014	(2,505)
U.S. Treasury Note Futures 10 year (Buy)	590	59,000	06/19/2014	253

				$(3,841)

WRITTEN OPTIONS OPEN AT APRIL 30, 2014

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	14,100,000	—	[j]	03/12/2020	$119	$(7)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	33,900,000	—		04/07/2020	302	(18)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	15,100,000	—		09/29/2020	195	(10)
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	5,100,000	—		03/10/2020	38	(3)
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	15,600,000	—		10/13/2020	153	(10)
Credit Default Option 5 year (Put)	Citigroup Inc.	4,500,000	1.00%		06/18/2014	5	(1)
Credit Default Option 5 year (Put)	JP Morgan Chase & Co.	14,900,000	1.00		06/18/2014	18	(2)
Interest Rate Swap Option 5 year (Call)	Goldman Sachs Group Inc.	38,000,000	1.40		05/06/2014	98	—
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Group Inc.	38,000,000	1.90		05/06/2014	323	(15)
Interest Rate Swap Option 5 year (Call)	JP Morgan Chase & Co.	52,900,000	1.55		07/28/2014	136	(46)
Interest Rate Swap Option 5 year (Call)	JP Morgan Chase & Co.	66,200,000	1.56		09/02/2014	119	(83)
Interest Rate Swap Option 5 year (Put)	JP Morgan Chase & Co.	66,200,000	1.86		09/02/2014	973	(748)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	49,800,000	1.40		05/06/2014	122	—
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	38,200,000	1.50		05/19/2014	50	(3)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	73,800,000	1.55		07/28/2014	177	(64)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	38,200,000	1.80		05/19/2014	242	(122)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	89,300,000	2.40		07/28/2014	561	(95)
Interest Rate Swap Option 5 year (Call)	Royal Bank of Scotland plc	28,600,000	1.55		07/28/2014	87	(25)
Interest Rate Swap Option 10 year (Call)	Deutsche Bank AG	49,000,000	2.64		06/11/2014	172	(108)
Interest Rate Swap Option 10 year (Put)	Deutsche Bank AG	49,000,000	3.04		06/11/2014	318	(85)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley & Co. LLC	12,400,000	2.50		09/02/2014	35	(29)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley & Co. LLC	38,200,000	2.75		06/16/2014	229	(212)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley & Co. LLC	38,200,000	3.05		06/16/2014	476	(74)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley & Co. LLC	12,400,000	3.10		09/02/2014	99	(89)
Interest Rate Swap Option 10 year (Call)	Royal Bank of Scotland plc	142,000,000	2.63		09/02/2014	783	(782)
Interest Rate Swap Option 10 year (Put)	Royal Bank of Scotland plc	142,000,000	3.03		09/02/2014	2,474	(1,292)
U.S. Treasury Note Option 10 year (Call)	CME Group	173	$125.00		05/23/2014	132	(59)
U.S. Treasury Note Option 10 year (Put)	CME Group	173	122.00		05/23/2014	154	(11)

Total Written Options						$8,590	$(3,993)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2014

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Credit Suisse Group AG	$8,900	$8,826	05/05/2014	$74
Brazilian Real (Buy)	Goldman Sachs Group Inc.	3,544	3,540	05/05/2014	4
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	8,899	8,889	05/05/2014	10
Brazilian Real (Buy)	UBS AG	8,937	8,975	05/05/2014	(38)
Brazilian Real (Sell)	BNP Paribas S.A.	183	182	04/02/2015	(1)
Brazilian Real (Sell)	Credit Suisse Group AG	8,899	8,889	05/05/2014	(10)
Brazilian Real (Sell)	Credit Suisse Group AG	8,887	8,826	04/02/2015	(61)
Brazilian Real (Sell)	Goldman Sachs Group Inc.	3,544	3,575	05/05/2014	31
Brazilian Real (Sell)	HSBC Bank USA N.A.	8,504	8,449	04/02/2015	(55)
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	8,899	8,832	05/05/2014	(67)
Brazilian Real (Sell)	UBS AG	8,937	8,579	05/05/2014	(358)
Brazilian Real (Sell)	UBS AG	8,858	8,902	06/03/2014	44
British Pound Sterling (Buy)	JP Morgan Chase & Co.	54,225	53,908	05/02/2014	317
British Pound Sterling (Sell)	JP Morgan Chase & Co.	54,212	53,895	06/03/2014	(317)
British Pound Sterling (Sell)	Royal Bank of Scotland plc	54,226	52,911	05/02/2014	(1,315)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Canadian Dollar (Buy)	JP Morgan Chase & Co.	$10,729	$10,668	06/19/2014	$61
Canadian Dollar (Sell)	Citigroup Inc.	82,170	81,232	06/19/2014	(938)
Euro Currency (Buy)	Barclays plc	4,509	4,484	05/02/2014	25
Euro Currency (Buy)	BNP Paribas S.A.	5,771	5,736	05/02/2014	35
Euro Currency (Buy)	Citigroup Inc.	2,252	2,234	05/02/2014	18
Euro Currency (Buy)	Credit Suisse Group AG	2,256	2,242	05/02/2014	14
Euro Currency (Buy)	UBS AG	372,622	371,053	05/02/2014	1,569
Euro Currency (Sell)	Barclays plc	12,866	12,780	05/02/2014	(86)
Euro Currency (Sell)	BNP Paribas S.A.	5,965	5,437	06/02/2014	(528)
Euro Currency (Sell)	BNP Paribas S.A.	4,161	3,795	07/01/2014	(366)
Euro Currency (Sell)	BNP Paribas S.A.	3,190	2,911	08/01/2014	(279)
Euro Currency (Sell)	Citigroup Inc.	792	787	05/02/2014	(5)
Euro Currency (Sell)	Credit Suisse Group AG	373,751	371,399	05/02/2014	(2,352)
Euro Currency (Sell)	Credit Suisse Group AG	4,855	4,438	06/02/2014	(417)
Euro Currency (Sell)	UBS AG	372,594	371,017	06/03/2014	(1,577)
Japanese Yen (Buy)	Citigroup Inc.	1,068	1,072	05/13/2014	(4)
Japanese Yen (Sell)	Citigroup Inc.	60,379	60,527	05/13/2014	148
Japanese Yen (Sell)	JP Morgan Chase & Co.	485	490	05/13/2014	5
Mexican Peso (Buy)	Deutsche Bank AG	5,721	5,600	05/14/2014	121
Mexican Peso (Buy)	Goldman Sachs Group Inc.	8,299	8,321	08/25/2014	(22)
Mexican Peso (Buy)	HSBC Bank USA N.A.	306	300	05/14/2014	6
Mexican Peso (Buy)	Morgan Stanley & Co. LLC	998	996	05/14/2014	2
Mexican Peso (Buy)	Société Générale	8,277	8,100	05/14/2014	177
Mexican Peso (Sell)	BNP Paribas S.A.	6,935	6,777	05/14/2014	(158)
Mexican Peso (Sell)	Goldman Sachs Group Inc.	8,367	8,387	05/14/2014	20
Turkish Lira (Sell)	Deutsche Bank AG	1,601	1,606	05/14/2014	5

					$(6,268)

SWAP AGREEMENTS OPEN AT APRIL 30, 2014

CENTRALLY CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500%	03/18/2016	$965,800	$1,451
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500	12/16/2016	576,300	(372)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	09/21/2017	1,642,700	(1,236)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	4.250	06/15/2041	212,200	24,398
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043	73,100	4,762
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/18/2043	152,800	(11,238)
CME Group	Federal Funds Effective Rate US	Pay	1.000	10/15/2017	277,800	(2,789)

Interest Rate Swaps						$14,976

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 21 Version 1	Buy	1.000%	06/20/2019	0.700%	$446	$267	€20,250	$179
ICE Group	Dow Jones CDX North America High Yield Index Series 21	Buy	1.000	06/20/2019	0.642	1,052	882	$56,200	170

Credit Default Swaps									$349

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	9.130%	01/02/2017	R$	4,000	$(115)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	10.630	01/02/2017		4,000	(41)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	9.095	01/02/2017		4,600	(120)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	10.630	01/02/2017		2,000	(21)
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.900	01/02/2017		4,300	(122)
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.600	09/06/2016	MEX$	526,200	857
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.000	09/13/2017		5,900	6
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.500	09/13/2017		109,000	198
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		7,400	8
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		5,800	8
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		206,400	(104)
Barclays plc	Mexico Interbank TIIE 28 Day	Pay	6.000	06/05/2023		14,800	(9)
BNP Paribas S.A.	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		7,300	(18)
Deutsche Bank AG	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019		28,000	44
Deutsche Bank AG	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		14,500	(30)
Goldman Sachs Group Inc.	Mexico Interbank TIIE 28 Day	Pay	5.500	09/13/2017		9,100	17
Goldman Sachs Group Inc.	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		13,300	13
Goldman Sachs Group Inc.	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		18,800	25
Goldman Sachs Group Inc.	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019		29,000	42
Goldman Sachs Group Inc.	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		15,300	(19)
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	5.600	09/06/2016		521,900	851
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	5.000	09/13/2017		17,600	18
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	5.000	06/11/2018		208,000	259
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		6,200	7
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		18,400	(38)
HSBC Bank USA N.A.	Mexico Interbank TIIE 28 Day	Pay	6.570	04/19/2024		309,500	—
JP Morgan Chase & Co.	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		5,900	4
JP Morgan Chase & Co.	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		2,900	3
JP Morgan Chase & Co.	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019		29,000	43
JP Morgan Chase & Co.	Mexico Interbank TIIE 28 Day	Pay	6.000	06/05/2023		20,900	38
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.600	09/06/2016		27,000	50
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.500	09/13/2017		44,000	80
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.000	06/11/2018		135,000	172
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		9,000	8
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		16,400	22
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	6.350	06/02/2021		213,600	(33)
Morgan Stanley & Co. LLC	Mexico Interbank TIIE 28 Day	Pay	5.500	09/02/2022		103,500	(273)
Société Générale	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019		86,000	113

Interest Rate Swaps							$1,943

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	United States of America 4.875% due 08/15/2016	Sell	0.250%	03/20/2016	0.121%	$51	$(219)	€15,500	$270
UBS AG	United States of America 4.875% due 08/15/2016	Sell	0.250	09/20/2015	0.144	72	(415)	27,700	487
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.212	49	38	$2,400	11
UBS AG	Berkshire Hathaway Inc. 4.625% due 10/15/2013	Sell	1.000	03/20/2015	0.105	25	(49)	2,700	74
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 12	Sell	5.000	12/20/2014	3.528	58	309	3,100	(251)
Barclays plc	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.741	751	3,072	24,900	(2,321)
Credit Suisse Group AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.741	72	326	2,400	(254)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.741	172	776	5,700	(604)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA N.A.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000%	06/20/2015	3.830%	$2,264	$5,760	$75,100	$(3,496)
JP Morgan Chase & Co.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.741	69	260	2,300	(191)
Morgan Stanley & Co. LLC	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.741	295	1,162	9,800	(867)
Bank of America Corp.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.375	7	(6)	700	13
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.375	22	(20)	2,300	42
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	0.497	67	(47)	7,000	114
Citigroup Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.375	10	(15)	1,000	25
Citigroup Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	0.552	249	(81)	25,800	330
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	0.552	147	(44)	15,200	191
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.382	(14)	(35)	800	21
HSBC Bank USA N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.375	31	(25)	3,300	56
JP Morgan Chase & Co.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.375	31	(29)	3,300	60
UBS AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.375	7	(5)	700	12
Barclays plc	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	09/20/2016	0.335	84	53	4,800	31
Deutsche Bank AG	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	09/20/2015	0.285	41	44	3,600	(3)
Citigroup Inc.	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	06/20/2014	0.165	12	46	5,000	(34)
Deutsche Bank AG	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	09/20/2016	0.309	86	62	4,800	24
Deutsche Bank AG	Markit CMBX North America AAA Indices	Sell	0.350	02/17/2051	0.000	(19)	(68)	2,551	49
Barclays plc	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2014	0.272	3	(16)	600	19
Credit Suisse Group AG	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2014	0.217	27	(175)	6,300	202
Barclays plc	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.933	6	6	600	—
Citigroup Inc.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.157	28	45	2,600	(17)
Citigroup Inc.	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.797	18	16	1,700	2
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.157	86	140	7,900	(54)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	0.311	14	9	900	5
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.361	7	3	400	4
Barclays plc	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	06/20/2016	0.751	60	(119)	7,500	179
Deutsche Bank AG	Republic of Indonesia 6.750% due 03/10/2014	Sell	1.000	09/20/2015	0.986	11	(28)	1,200	39
Morgan Stanley & Co. LLC	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	0.846	29	(68)	4,600	97
UBS AG	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	0.846	12	(32)	2,000	44

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000%	06/20/2017	0.800%	$15	$8	$2,100	$7
Barclays plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2019	1.138	(25)	(29)	4,400	4
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2019	1.138	(25)	(31)	4,400	6
HSBC Bank USA N.A.	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2019	1.138	(6)	(8)	1,000	2
Morgan Stanley & Co. LLC	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2017	0.800	15	7	2,100	8
HSBC Bank USA N.A.	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2017	2.201	(21)	(13)	600	(8)
JP Morgan Chase & Co.	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2019	2.573	(22)	(17)	300	(5)
Morgan Stanley & Co. LLC	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2019	2.573	(7)	(5)	100	(2)
Deutsche Bank AG	The Export-Import Bank of China 4.875% due 07/21/2015	Sell	1.000	06/20/2017	0.766	4	(22)	500	26
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.089	97	138	5,800	(41)
Citigroup Inc.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.238	18	(21)	1,600	39
Citigroup Inc.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	0.282	922	11	59,600	911
Citigroup Inc.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.729	7	—	500	7
Citigroup Inc.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.822	60	52	7,000	8
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.271	200	(103)	14,100	303
Deutsche Bank AG	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.822	14	12	1,900	2
Goldman Sachs Group Inc.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	1.046	29	(5)	2,200	34
Goldman Sachs Group Inc.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.822	4	3	500	1
HSBC Bank USA N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.271	295	(154)	20,800	449
HSBC Bank USA N.A.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2016	0.332	10	4	600	6
HSBC Bank USA N.A.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.822	56	48	6,800	8
JP Morgan Chase & Co.	United Mexican States 7.500% due 04/08/2033	Sell	0.920	03/20/2016	0.271	4	—	300	4
JP Morgan Chase & Co.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2016	0.332	16	6	1,000	10
JP Morgan Chase & Co.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.729	7	—	500	7
UBS AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.487	7	(7)	600	14

Credit Default Swaps									$ (3,891)

Total Swaps									$ 13,377

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$127,582	$—	$127,582
Collateralized Mortgage Obligations	—	333,126	—	333,126
Corporate Bonds & Notes	—	847,535	—	847,535
Foreign Government Obligations	—	496,266	—	496,266
Mortgage Pass-Through	—	1,572,102	1,778	1,573,880
Municipal Bonds	—	347,092	—	347,092
Preferred Stocks	7,670	—	—	7,670
Rights/Warrants	—	—	—	—
U.S. Government Agencies	—	479,841	—	479,841
U.S. Government Obligations	—	1,525,490	—	1,525,490
Short-Term Investments
Certificates of Deposit	—	116,154	—	116,154
Commercial Paper	—	135,488	—	135,488
Repurchase Agreements	—	840,000	—	840,000
U.S. Government Agencies	—	200	—	200
U.S. Government Obligations	—	1,215	—	1,215

Total Investments in Securities	$7,670	$6,822,091	$1,778	$6,831,539

Financial Derivative Instruments-Assets
Forward Currency Contracts	$—	$2,686	$—	$2,686
Futures Contracts	2,377	—	—	2,377
Swap Agreements	—	38,103	—	38,103

Total Financial Derivative Instruments-Assets	$2,377	$40,789	$—	$43,166

Liability Category
Financial Derivative Instruments-Liabilities
Forward Currency Contracts	$—	$(8,954)	$—	$(8,954)
Futures Contracts	(6,218)	—	—	(6,218)
Swap Agreements	—	(24,726)	—	(24,726)
Written Options	(70)	(3,923)	—	(3,993)

Total Financial Derivative Instruments-Liabilities	$(6,288)	$(37,603)	$—	$(43,891)

Total Investments	$3,759	$6,825,277	$1,778	$6,830,814

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2014[w] (000s)
Mortgage Pass-Through	$1,883	$—	$(106)	$(1)	$—	$2	$—	$—	$1,778
Rights/Warrants	—	—	—	—	—	—	—	—	—

	$1,883	$—	$(106)	$(1)	$—	$2	$—	$—	$1,778

There were no transfers between levels during the period.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2014 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Mortgage Pass-Through
Federal Housing Authority Project 7.400%-02/01/2021	$27	Benchmark Pricing	Base Price	$99.93
Federal Housing Authority Project 7.450%-05/01/2021	1,751	Benchmark Pricing	Base Price	97.70

	$1,778

Rights/Warrants
General Motors Co. Escrow	—	Cash Available in Relation to Claims	Estimated Recovery Value	0.00

	$1,778

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security, the stated rate represents the rate in effect at April 30, 2014.

2	Variable rate security, the stated rate represents the rate in effect at April 30, 2014.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2014, the aggregate value of these securities was $294,814 or 5% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	Perpetuity bond, the maturity date represents the next callable date.

7	Step coupon security.

8	Zero coupon bond.

9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2014. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements.)

10	At April 30, 2014, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate value of $4,209 or 0% of net assets.

11	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2014 (000s)
Mortgage Pass-Through	$(50)
Rights/Warrants	(15)

$(65)

x	Valued by subadvisor in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms, which is a Level 3 input.

y	Fair valued in accordance with Harbor Funds Valuation Procedures using estimated recovery value, which is a Level 3 input.

R$	Brazilian Real

£	British Pound

CAD$	Canadian Dollar

€	Euro

MEX$	Mexican Peso

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P.O. Box 6430

Newport Beach, CA 92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception in 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital

PRINCIPAL STYLE CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir Worah

Management’s Discussion of Fund Performance

MARKET REVIEW

Treasury Inflation-Protected Securities, or TIPS, gained 0.70% for the six months ended April 30, 2014, as represented by the Barclays U.S. TIPS Index. Inflation levels in the United States remained below the 2% threshold set by the Federal Reserve. Fixed income spread sectors generally posted positive results for the period. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. taxable, investment-grade bond market, returned 1.74%. Investment-grade corporate bonds, as measured by the Barclays U.S. Corporate Investment Grade Index, returned 3.80%, outpacing like-duration Treasury securities. Hard currency, or dollar-denominated, emerging markets bonds generally outperformed comparable Treasurys as country-specific developments and a risk-on market sentiment supported narrower spreads. Municipal bonds posted positive returns, boosted by favorable supply/demand dynamics.

Economic policy continued to be a major factor driving the performance of fixed income markets. The Federal Reserve began winding down its quantitative easing program, reducing its monthly bond purchases from $85 billion to $75 billion in January, continuing to trim purchases by an additional $10 billion each month. In Federal Reserve Chair Janet Yellen’s first statement, in March, the central bank dropped references to the unemployment target and placed a greater emphasis on inflation levels and other barometers of economic and labor market stability. The yield of the benchmark 10-year U.S. Treasury note closed the fiscal half year at 2.65% on April 30, up 8 basis points, or 0.08 percentage point, from six months earlier. Breakeven inflation levels (i.e., the difference between nominal and real yields) widened during the period, with the breakeven levels for 5-year and 10-year notes widening by 13 and 3 basis points, respectively.

Elsewhere in the world, economies in the euro zone continued to stabilize. Yields of European inflation-linked bonds followed other developed markets lower despite slightly weaker overall inflation. The release of weaker economic data in China heightened concerns over the outlook in Asia. A combination of strong fiscal and monetary stimulus appeared to be having a favorable impact on the Japanese economy throughout late calendar 2013, but weaker data weighed on Japan’s equity market early in 2014. Geopolitical tensions between Russia and Ukraine evolved into a diplomatic crisis, with the U.S. and Europe imposing economic sanctions on Russia.

PERFORMANCE

Harbor Real Return Fund returned 0.82% (Institutional Class) and 0.66% (Administrative Class) for the first half of fiscal 2014, compared with the 0.70% return of the Barclays U.S. TIPS Index.

The following strategies helped returns for the fiscal first half:

•	Overweight positioning to U.S. inflation-indexed securities, which performed well.

•	Tactical exposure to currencies, in particular the Brazilian real, as emerging markets currencies gained against the U.S. dollar.

•	Tactical exposure to European inflation-linked bonds, as yields in many regions of Europe declined.

•	An allocation to corporate bonds, with a focus on financials, as the sector outperformed like-duration Treasurys.

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	97.5%
Spain Government	2.1%
Bundesobligation	1.8%
Italy Buoni Poliennali Del Tesoro	1.5%
DBUBS Mortgage Trust	0.8%
Hellenic Republic Treasury	0.8%
New South Wales Treasury Corp.	0.8%
SLM Student Loan Trust	0.8%
Countrywide Asset-Backed Certificates	0.7%
Stone Street Trust	0.7%

The following strategies were negative or neutral for returns:

•

Favoring the intermediate portion of the yield curve for U.S. inflation-linked bonds while maintaining negative duration exposure to nominal rates, especially at the long end of the curve, as longer maturity yields declined during the period, causing the curve to flatten.

•	Exposure to local rates in emerging market countries, particularly Brazil, as rates rose.

OUTLOOK AND STRATEGY

We expect to see global growth in a range of 2.5% to 3.0% over the next 12 months, which is a somewhat more optimistic outlook, as we believe that many of the challenges of calendar 2013 have receded. Our outlook for the U.S. economy is similar to the market consensus. We expect growth in the U.S. to accelerate toward a range of 2.5% to 3.0%, as the economy should benefit from a smaller burden caused by fiscal policy, steady improvements in employment, and higher asset valuations that could boost consumer confidence. We expect core inflation to rise gradually as the U.S. economy continues to recover. We expect the Federal Reserve to remain supportive and anchor shorter-maturity yields through a low policy rate and enhanced forward guidance.

Growth in Europe should increase in a range of 1.0% to 1.5%, in our view, with risks in both directions. We expect the pace of economic growth to benefit from rising aggregate demand as Europe slowly emerges from recession. We currently expect growth in Japan of 0.5% to 1.0%. While the Bank of Japan has been able to support growth using monetary policy, headwinds remain. We believe that growth in emerging economies will be driven primarily by developed-market growth as well as by central bank policies.

With respect to portfolio strategy, we plan to:

•	Remain neutral in duration relative to the Barclays U.S. TIPS Index, concentrating on the middle part of the yield curve.

•	Remain underweight the long end of the yield curve as the Federal Reserve continues to unwind its quantitative easing program.

•	Use inflation swaps to enhance exposure to inflation, as we think short-term inflation is underestimated in the market.

•	Tactically respond to anticipated short-term inflation mispricing due to changes in commodity prices and seasonal trends.

•	Maintain modest allocations to global, non-U.S. inflation-linked securities, including Italian and German inflation-linked bonds.

•	Become increasingly selective in our emerging markets allocations, as the pace of economic growth in the developing world slows.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$381,850

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.84%[a]

Total Net Assets (000s)	$3,285

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	1.43%		1.14%

Yield to Maturity	3.41%		2.22%

Current 30-day Yield (Institutional Class)	1.33%		1.06%

Weighted Average Maturity	7.75 years		8.50 years

Weighted Average Duration	6.32 years		7.00 years

Portfolio Turnover (6-Month Period Ended 04/30/2014)	185%	[b]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	19.73%

>5 to 10	52.65%

>10 to 15	30.52%

>15 to 20	0.14%

>20 to 25	0.06%

>25 yrs.	-3.10%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2014

Total Returns For the periods ended 04/30/2014
Harbor Real Return Fund
Institutional Class	0.82%	-6.71%	5.75%	5.00%	12/01/2005	$15,078
Administrative Class	0.66%	-6.97%	5.49%	4.73%	12/01/2005	$14,757
Comparative Index
Barclays U.S. TIPS	0.70%	-5.97%	5.58%	4.98%	—	$15,055

As stated in the Fund’s current prospectus, the expense ratios were 0.61% (Institutional Class); and 0.86% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized. Expense excludes interest expense incurred by the fund, if any.

b	Unannualized.

c	Annualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -14.5%)

ASSET-BACKED SECURITIES—2.8%
Principal Amount (000s)		Value (000s)
	Aegis Asset Backed Securities Trust
	Series 2004-6 Cl. M2
$800	0.000%—03/25/2035*	$704
	Ares CLO Funds[2]
	Series 2006-6RA Cl. A1B
48	0.462%—03/12/2018[1,3]	48
	Countrywide Asset-Backed Certificates
	Series 2007-12 Cl. 2A2
331	0.652%—08/25/2047[1]	325
	Series 2005-6 Cl. M5
2,800	0.862%—12/25/2035[1]	2,140

		2,465

	GSAMP Trust
	Series 2004-WF Cl. M2
266	1.802%—10/25/2034[1]	229
	Hillmark Funding
	Series 2006-1A Cl. A1
1,539	0.484%—05/21/2021[1,3]	1,494
	JP Morgan Mortgage Acquisition Trust
	Series 2007-CH5 Cl. A4
700	0.312%—05/25/2037[1]	596
	Long Beach Mortgage Loan Trust
	Series 2005-WL2 Cl. M2
500	0.642%—08/25/2035[1]	410
	Magi Funding plc
	Series I-A Cl. A
€92	0.677%—04/11/2021[1,3]	126
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl.A2
$247	0.392%—06/25/2036[1]	135
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
129	0.222%—10/25/2036[1]	75
	Park Place Securities Inc.
	Series 2004-WWF1 Cl. M2
182	1.172%—12/25/2034[1]	182
	People’s Choice Home Loan Securities Trust
	Series 2005-1 Cl. M4
900	1.504%—01/25/2035[1]	720
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
124	4.034%—06/25/2033[4]	126
	SLM Student Loan Trust
	Series 2003-2 Cl. A5
€1,889	0.564%—12/15/2023[1]	2,589
	Series 2002-7X Cl. A5
368	0.574%—09/15/2021[1]	513

		3,102

	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
$200	0.432%—05/25/2036[1]	$150
	Wood Street CLO BV2
	Series II-A Cl. A1
€100	0.666%—03/29/2021[1,3]	137

TOTAL ASSET-BACKED SECURITIES (Cost $10,385)		10,699

COLLATERALIZED MORTGAGE OBLIGATIONS—3.0%
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A1
$6	2.180%—08/25/2035[1]	6
	Series 2005-5 Cl. A2
10	2.280%—08/25/2035[1]	10
	Series 2005-2 Cl. A2
2	2.528%—03/25/2035[1]	2
	Series 2005-2 Cl. A1
10	2.580%—03/25/2035[1]	10

		28

	Bear Stearns Alt-A Trust
	Series 2005-5 Cl. 25A1
1,637	4.862%—07/25/2035[5]	1,365
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
596	0.952%—08/25/2035[1,3]	489
	Countrywide Alternative Loan Trust
	Series 2005-79CB Cl. A5
481	5.500%—01/25/2036	431
	Series 2006-19CB Cl. A4
187	6.000%—08/25/2036[1]	168
	Series 2007-5CB Cl. 1A13
198	0.000%—04/25/2037*	169
	Series 2007-5CB Cl. 1A4
728	0.000%—04/25/2037*	618

		1,386

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
73	2.515%—04/20/2035[5]	75
	DBUBS Mortgage Trust
	Series 2011-LC2A Cl. A2
2,800	3.386%—07/10/2044[3]	2,925
	Deutsche Alt-A Securities Inc.
	Series 2007-AB1 Cl. A1
726	0.452%—04/25/2037[1]	411
	Holmes Master Issuer plc
	Series 2011-1A Cl. A3
€630	1.678%—10/15/2054[1,3]	877
	IndyMac Imsc Mortgage Loan Trust
	Series 2007-HOA1 Cl. A11
$604	0.332%—07/25/2047[1]	441
	JP Morgan Mortgage Trust
	Series 2005-A3 Cl. 2A1
188	5.042%—06/25/2035[5]	190
	Lavender Trust Series
	Series 2010-RR2A Cl. A4
1,164	6.250%—10/26/2036[3]	852
	Lehman XS Trust
	Series 2006-12N Cl. A31A
331	0.352%—08/25/2046[1]	252

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)
		Morgan Stanley Mortgage Loan Trust
		Series 2006-8AR C. 6A1
	$257	2.118%—06/25/2036[5]	$250
		RBSSP Resecuritization Trust
		Series 2010-1 Cl. 2A1
	997	2.223%—07/26/2045[3,5]	1,008
		Residential Accredit Loans Inc.
		Series 2006-QO6 Cl. A1
	130	0.332%—06/25/2046[1]	58
		Residential Asset Securitization Trust
		Series 2006-R1 Cl. A2
	78	0.000%—01/25/2046*	43
		Series 2006-A12 Cl. A3
	734	6.000%—11/25/2036	558
		Series 2006-A12 Cl. A2
	137	0.000%—11/25/2036*	106

			707

		Structured Asset Mortgage Investments Inc.
		Series 2006-AR5 Cl. 1A1
	76	0.362%—05/25/2046[1]	56
		Washington Mutual Mortgage Pass Through Certificates
		Series 2003-AR9 Cl. 2A
	42	2.443%—09/25/2033[5]	43

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,266)		11,413

CORPORATE BONDS & NOTES—2.2%
		Banco Santander Brasil SA
	500	4.250%—01/14/2016[3]	519
		Credit Agricole Home Loan SFH
	800	0.978%—07/21/2014[1,3]	801
		Electricite de France
	800	0.688%—01/20/2017[1,3]	803
	200	1.150%—01/20/2017[3]	200

			1,003

		GATX Financial Corp.
	1,000	5.800%—03/01/2016	1,081
		Intesa Sanpaolo SpA
	400	3.125%—01/15/2016	412
		LBG Capital No.2 plc
	£490	15.000%—12/21/2019	1,204
		SLM Corp. MTN[6]
	$740	3.376%—05/03/2019[5,7]	700
		Stone Street Trust
	2,400	5.902%—12/15/2015[3]	2,574
		Turkiye Garanti Bankasi AS
	200	2.728%—04/20/2016[1,3]	201

	TOTAL CORPORATE BONDS & NOTES (Cost $7,989)		8,495

FOREIGN GOVERNMENT OBLIGATIONS—8.4%
		Bundesobligation Inflation Linked[7]
	€4,848	0.750%—04/15/2018	7,100
		Hellenic Republic Treasury Bills
	2,100	0.000%—07/18/2014[8]	2,898
		Italy Buoni Poliennali Del Tesoro
	€1,103	1.700%—09/15/2018[7]	$1,605
	641	2.100%—09/15/2016-09/15/2021[7]	933
	400	2.250%—04/22/2017[7]	575
	598	2.350%—09/15/2024[3,7]	865
	1,100	2.550%—10/22/2016[7]	1,592
	105	3.100%—09/15/2026[7]	162

			5,732

		New South Wales Treasury Corp.
AUD$	200	2.500%—11/20/2035[7]	226
	2,400	2.750%—11/20/2025[7]	2,893

			3,119

		New Zealand Government Bond
NZD$	1,600	2.000%—09/20/2025[7]	1,327
		Slovenia Government Bond
	€800	4.700%—11/01/2016[3]	1,203
		Spain Government Bond
	600	2.750%—04/30/2019	875
	1,700	3.800%—04/30/2024[3]	2,515
	2,900	5.400%—01/31/2023[3]	4,826

			8,216

		U.K. Gilt Inflation Linked[7]
	£400	2.500%—07/26/2016	2,286
		Xunta de Galicia
	€300	6.131%—04/03/2018	485

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $31,424)		32,366

MORTGAGE PASS-THROUGH—0.6%
		Federal Home Loan Mortgage Corp. REMIC[9]
	$1,051	0.752%—12/15/2037[1]	1,061
		Federal National Mortgage Association REMIC[9]
	274	0.502%—07/25/2037[1]	275
	284	0.532%—07/25/2037[1]	284
	240	0.592%—05/25/2036[1]	240
	491	0.832%—02/25/2041[1]	495

			1,294

	TOTAL MORTGAGE PASS-THROUGH (Cost $2,334)		2,355

PURCHASED OPTIONS—0.0%
	(Premiums Paid/Cost $72)
No. of Contracts
		Interest Rate Swap Option 5 year
	4,800,000	1.000%—10/29/2014	59

U.S. GOVERNMENT OBLIGATIONS—97.5%
Principal Amount (000s)
		U.S. Treasury Inflation Indexed Bonds[7]
	$1,344	0.125%—04/15/2017[10]	1,387
	119,837	0.125%—04/15/2019-01/15/2023	118,887
	7,767	0.375%—07/15/2023	7,773

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
$16,617	0.500%—04/15/2015	$16,934
31,441	0.625%—07/15/2021-02/15/2043	32,536
831	0.750%—02/15/2042	751
7,405	1.125%—01/15/2021	7,922
13,886	1.250%—07/15/2020	15,078
6,296	1.375%—01/15/2020	6,849
4,633	1.375%—02/15/2044[10]	4,897
18,723	1.625%—01/15/2015[10]	19,181
8,774	1.750%—01/15/2028	9,900
14,175	1.875%—07/15/2015-07/15/2019	15,652
623	2.000%—07/15/2014[10]	632
22,949	2.000%—01/15/2016-01/15/2026	25,860
3,809	2.125%—01/15/2019-02/15/2040	4,574
44,997	2.375%—01/15/2025-01/15/2027	53,875
11,688	2.500%—01/15/2029	14,454
5,450	2.625%—07/15/2017	6,114
8,639	3.875%—04/15/2029	12,402

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $381,873)		375,658

SHORT-TERM INVESTMENTS—1.1%
Principal Amount (000s)		Value (000s)
CERTIFICATES OF DEPOSIT—1.0%
	China Construction Bank Corp.
$3,800	1.700%—04/16/2015	$3,793

U.S. GOVERNMENT OBLIGATIONS—0.1%
	U.S. Treasury Bills
260	0.045%—10/30/2014[10]	260
72	0.055%—10/23/2014[10]	72

		332

TOTAL SHORT-TERM INVESTMENTS (Cost $4,125)		4,125

TOTAL INVESTMENTS—115.6% (Cost $449,468)		445,170

CASH AND OTHER ASSETS, LESS LIABILITIES—(15.6)%		(60,035)

TOTAL NET ASSETS—100.0%		$385,135

FUTURES CONTRACTS OPEN AT APRIL 30, 2014

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Option Futures (Sell)	86	€8,600	05/23/2014	$(15)
Eurodollar Futures-CME 90 day (Buy)	26	$6,500	09/14/2015	7
Eurodollar Futures-CME 90 day (Buy)	30	7,500	03/14/2016	(19)
U.S. Dollar Deliverable Interest Rate Swap Futures 30 year (Sell)	3	300	06/16/2014	(16)
U.S. Treasury Note Futures 5 year (Buy)	185	18,500	06/30/2014	(77)
U.S. Treasury Note Futures 10 year (Buy)	35	3,500	06/19/2014	17

				$(103)

WRITTEN OPTIONS OPEN AT APRIL 30, 2014

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	3,600,000	—	[j]	04/07/2020	$32	$(2)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	500,000	—		09/29/2020	7	—
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	600,000	—		01/22/2018	6	(1)
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	400,000	—		10/13/2020	4	—
Inflation-Linked Swap Option (Call)	JPMorganChase&Co.	4,000,000	4.00		04/22/2024	29	(28)
Credit Default Option 5 year (Call)	BNP Paribas S.A.	1,300,000	0.65%		06/18/2014	1	(1)
Credit Default Option 5 year (Put)	BNP Paribas S.A.	1,300,000	1.10		09/17/2014	4	(2)
Credit Default Option 5 year (Put)	BNP Paribas S.A.	1,900,000	0.90		06/18/2014	4	(1)
Credit Default Option 5 year (Put)	Citigroup Inc.	3,100,000	0.90		06/18/2014	9	(1)
Credit Default Option 5 year (Put)	Citigroup Inc.	1,400,000	1.00		09/17/2014	5	(4)
Credit Default Option 5 year (Put)	Deutsche Bank AG	600,000	0.90		06/18/2014	2	—
Credit Default Option 5 year (Put)	Goldman Sachs Group Inc.	1,900,000	0.90		06/18/2014	5	(1)
Credit Default Option 5 year (Put)	Goldman Sachs Group Inc.	1,100,000	0.95		09/17/2014	4	(2)
Credit Default Option 5 year (Call)	JP Morgan Chase & Co.	400,000	0.65		06/18/2014	—	—
Credit Default Option 5 year (Put)	JP Morgan Chase & Co.	1,300,000	0.90		06/18/2014	3	(1)
Credit Default Option 5 year (Put)	JP Morgan Chase & Co.	1,700,000	0.95		09/17/2014	6	(4)
Credit Default Option 5 year (Put)	Morgan Stanley & Co. LLC	600,000	0.90		06/18/2014	2	—
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Group Inc.	9,600,000	1.25		10/29/2014	72	(57)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Barclays plc	1,655,000	$2.52		06/11/2014	17	(1)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	BNP Paribas S.A.	2,078,000	2.47		06/25/2014	21	(4)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	BNP Paribas S.A.	2,193,000	2.51		06/20/2014	22	(2)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse Group AG	1,667,000	2.51		06/10/2014	17	(1)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Deutsche Bank AG	2,193,000	$2.20	06/20/2014	$25	$(14)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Barclays plc	791,000	64.90	06/19/2014	7	(2)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Goldman Sachs Group Inc.	1,813,000	64.20	06/11/2014	16	(5)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	HSBC Bank USA N.A.	973,000	64.90	06/19/2014	9	(2)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	UBS AG	1,736,000	64.70	06/12/2014	16	(4)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Citigroup Inc.	1,458,000	100.00	06/05/2014	10	(3)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	HSBC Bank USA N.A.	857,300	64.00	06/26/2014	8	(4)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	UBS AG	480,700	64.00	06/26/2014	5	(2)
U.S. Treasury Note Option 10 year (Call)	CME Group	51	120.00	05/23/2014	31	(8)

Total Written Options					$399	$(157)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2014

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Morgan Stanley & Co. LLC	$3,617	$3,613	05/02/2014	$4
Australian Dollar (Sell)	JP Morgan Chase & Co.	3,617	3,584	05/02/2014	(33)
Australian Dollar (Sell)	Morgan Stanley & Co. LLC	3,609	3,605	06/03/2014	(4)
Brazilian Real (Buy)	UBS AG	1,185	1,107	05/05/2014	78
Brazilian Real (Buy)	UBS AG	1,175	1,181	06/03/2014	(6)
Brazilian Real (Sell)	UBS AG	1,185	1,190	05/05/2014	5
British Pound Sterling (Buy)	Deutsche Bank AG	727	721	06/12/2014	6
British Pound Sterling (Sell)	Deutsche Bank AG	1,231	1,213	06/12/2014	(18)
British Pound Sterling (Sell)	Goldman Sachs Group Inc.	3,009	2,987	06/12/2014	(22)
Canadian Dollar (Sell)	Citigroup Inc.	300	297	06/19/2014	(3)
Euro Currency (Buy)	Credit Suisse Group AG	3,329	3,308	05/02/2014	21
Euro Currency (Buy)	Goldman Sachs Group Inc.	789	783	05/02/2014	6
Euro Currency (Buy)	UBS AG	29,373	29,249	05/02/2014	124
Euro Currency (Sell)	Barclays plc	1,783	1,773	05/02/2014	(10)
Euro Currency (Sell)	Barclays plc	1,014	1,014	05/02/2014	—
Euro Currency (Sell)	BNP Paribas S.A.	294	295	07/30/2014	1
Euro Currency (Sell)	Credit Suisse Group AG	3,950	3,926	05/02/2014	(24)
Euro Currency (Sell)	Goldman Sachs Group Inc.	888	886	05/02/2014	(2)
Euro Currency (Sell)	HSBC Bank USA N.A.	516	518	07/30/2014	2
Euro Currency (Sell)	Royal Bank of Scotland plc	25,856	25,675	05/02/2014	(181)
Euro Currency (Sell)	UBS AG	29,370	29,246	06/03/2014	(124)
Indian Rupee (Buy)	Deutsche Bank AG	524	525	07/23/2014	(1)
Indian Rupee (Buy)	Goldman Sachs Group Inc.	584	585	07/23/2014	(1)
Indian Rupee (Buy)	HSBC Bank USA N.A.	609	610	07/23/2014	(1)
Indian Rupee (Buy)	JP Morgan Chase & Co.	508	509	07/23/2014	(1)
Indian Rupee (Buy)	UBS AG	535	536	07/23/2014	(1)
Japanese Yen (Sell)	Citigroup Inc.	216	217	05/13/2014	1
Mexican Peso (Buy)	BNP Paribas S.A.	1,066	1,042	05/14/2014	24
Mexican Peso (Buy)	Goldman Sachs Group Inc.	1,057	1,060	08/25/2014	(3)
Mexican Peso (Sell)	Goldman Sachs Group Inc.	1,065	1,068	05/14/2014	3
New Zealand Dollar (Sell)	HSBC Bank USA N.A.	1,280	1,283	05/02/2014	3
New Zealand Dollar (Sell)	HSBC Bank USA N.A.	1,277	1,267	06/03/2014	(10)
Polish Zloty (Buy)	BNP Paribas S.A.	294	295	07/30/2014	(1)
Polish Zloty (Buy)	HSBC Bank USA N.A.	516	518	07/30/2014	(2)
South African Rand (Sell)	JP Morgan Chase & Co.	465	459	10/15/2014	(6)

					$(176)

SWAP AGREEMENTS OPEN AT APRIL 30, 2014

CENTRALLY CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000%	01/29/2024	€100	$(4)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.750	09/17/2044	5,200	(247)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CENTRALLY CLEARED SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000%	09/18/2023	¥830,000	$(143)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043	$3,600	234
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/18/2043	9,700	(600)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.750	06/18/2044	800	(11)

Interest Rate Swaps						$(771)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 21 Version 1	Buy	1.000%	06/20/2019	0.700%	$41	$29	€1,850	$12
ICE Group	iTraxx Europe Series 21 Version 1	Buy	1.000	06/20/2024	1.154	(13)	(17)	700	4
ICE Group	Dow Jones CDX North America High Yield Index Series 21	Buy	1.000	06/20/2019	0.642	62	55	$3,300	7

Credit Default Swaps									$23

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.000%	06/18/2019	AUD$	300	$5
Deutsche Bank AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.000	06/18/2019		5,100	71
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017	R$	9,200	(53)
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		400	(2)
HSBC Bank USA N.A.	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		8,500	(54)
JP Morgan Chase & Co.	Brazil Cetip Interbank Deposit	Pay	7.900	01/02/2015		100	(1)
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.410	01/02/2015		2,400	(2)
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.150	01/02/2017		4,600	(169)
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		5,900	(44)
Barclays plc	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		€1,800	111
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		6,400	275
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco	Pay	2.108	10/08/2023		3,300	198
Citigroup Inc.	French Consumer Price Index Ex Tobacco	Pay	2.108	10/08/2023		300	16
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2021		300	16
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2023		200	7
Deutsche Bank AG	French Consumer Price Index Ex Tobacco	Pay	2.108	10/08/2023		400	21
Société Générale	French Consumer Price Index Ex Tobacco	Pay	1.950	07/25/2023		1,500	47
Barclays plc	US Consumer Price Index Urban Consumers NSA	Receive	1.908	04/15/2017		$2,700	(10)
BNP Paribas S.A.	US Consumer Price Index Urban Consumers NSA	Receive	1.825	11/29/2016		1,500	3
BNP Paribas S.A.	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017		19,600	(484)
BNP Paribas S.A.	US Consumer Price Index Urban Consumers NSA	Receive	2.500	07/15/2022		7,000	(318)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.728	12/19/2015		1,200	3
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.860	11/05/2016		2,700	2
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.825	11/29/2016		2,300	5
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.845	11/29/2016		1,900	3
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.360	01/28/2017		1,900	(44)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018		2,000	(12)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500	07/15/2022		800	(42)
Goldman Sachs Group Inc.	US Consumer Price Index Urban Consumers NSA	Receive	1.730	04/15/2016		11,400	17
Goldman Sachs Group Inc.	US Consumer Price Index Urban Consumers NSA	Receive	2.415	02/12/2017		2,000	(49)
Goldman Sachs Group Inc.	US Consumer Price Index Urban Consumers NSA	Receive	2.175	10/01/2018		1,100	(7)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.935	10/23/2016		3,200	(1)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016		3,700	(6)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017		7,500	(181)

Interest Rate Swaps							$(679)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley & Co. LLC	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000%	03/20/2019	1.382%	$(56)	$(168)	$3,300	$112
Citigroup Inc.	Gatx Corp. 5.800% due 03/01/2016	Buy	1.070	03/20/2016	0.324	(18)	—	1,000	(18)
Barclays plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2019	1.106	(1)	(5)	300	4
BNP Paribas S.A.	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2019	1.106	(5)	(24)	1,400	19
Citigroup Inc.	Russian Federation 7.500% due 03/31/2030	Sell	1.000	03/20/2019	2.531	(7)	(8)	100	1
HSBC Bank USA N.A.	Russian Federation 7.500% due 03/31/2030	Sell	1.000	03/20/2019	2.531	(14)	(17)	200	3

Credit Default Swaps									$121

Total Swaps									$(1,306)

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2014

Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$3,206	U.S. Treasury Inflation Indexed Bonds	$3,273	$(3,273)

FAIR VALUE MEASUREMENTS

Holdings in Futures Contracts and Written Options valued at $(103) and $(8), respectively, are classified as Level 1. All other holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2013 or April 30, 2014 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security, the stated rate represents the rate in effect at April 30, 2014.

2	CLO after the name of a security stands for Collateralized Loan Obligations.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2014, the aggregate value of these securities was $22,463 or 6% of net assets.

4	Step coupon security.

5	Variable rate security, the stated rate represents the rate in effect at April 30, 2014.

6	MTN after the name of a security stands for Medium Term Note.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	Zero coupon bond.

9	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

10	At April 30, 2014, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate value of $856 or 0% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

AUD$	Australian Dollar

R$	Brazilian Real

£	British Pound

€	Euro

¥	Japanese Yen

NZD$	New Zealand Dollar

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Kenneth O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Seeks to provide current income while maintaining liquidity and a stable share price of $1

PRINCIPAL STYLE CHARACTERISTICS

Very short-term high quality money market instruments

Kenneth O’Donnell

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. growth slowed during the first half of fiscal 2014, raising concerns that economic strength could be fading. While some of the weakness can be attributed to an unusually harsh winter, it remains to be seen whether the spring thaw will provide a reasonable recovery in economic activity. Meanwhile, growth in other advanced economies continued at a moderate pace, supported by unprecedented levels of monetary stimulus in Europe, the U.K., and Japan. Economists are calling for an increase in broad-based growth over the next several years. Despite an improving global outlook, we believe the recovery remains fragile and subject to destabilizing forces, including geopolitical instability and low levels of global inflation.

The U.S. Federal Reserve announced in December a planned reduction in the pace of its bond-buying program, known as QE, or quantitative easing. Additional reductions were announced at subsequent Federal Reserve meetings. At the current pace of reductions, the central bank will complete the wind down of QE security purchases by the fourth quarter of calendar 2014. Federal Reserve Chair Janet Yellen, however, asserted that monetary policy is not on a predetermined course and that the central bank remains committed to accommodation as long as slack remains within the economy.

The announcement of a taper of QE purchases in December initially served as a catalyst for a spike in U.S. Treasury note yields. The sell-off, however, was short lived as Treasury yields reversed course in the following months as economic data softened. In the closing weeks of the fiscal first half, interest rate markets calmed and the U.S. Treasury market traded within a tight range as investors assessed the future path of monetary policy. Markets are currently forecasting an increase in short-term policy rates by mid-2015.

Money market yields remained anchored to a near-zero interest rate policy throughout the latest six months. Volatility in short-term interest rate markets remained very low as yields hovered in the single digits. Given challenges in draining excess reserves from the banking system, we believe money market yields will remain depressed throughout the fiscal year and into calendar 2015.

PERFORMANCE

Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. For the six months ended April 30, 2014, the Fund returned 0.03% (Institutional and Administrative Classes). This matches the return of 0.03% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

The duration of the portfolio, a measure of interest rate sensitivity, was maintained at roughly 45 days throughout the six-month period.

OUTLOOK AND STRATEGY

Looking ahead, we expect U.S. real growth to average 3% in 2014. Headwinds that impeded recovery in previous years have abated, in our view, as fiscal challenges have moderated along with the negative consequences of last year’s sequester. We expect that acceleration in private investment will ultimately result in an improved trajectory of domestic growth. In the near term, we believe that steady increases in financial and housing markets should continue to support elevated levels of consumption.

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP ISSUERS (% of net assets)
Federal Home Loan Bank	87.5%
U.S. Treasury	11.9%
Federal National Mortgage Association	3.8%
Federal Home Loan Mortgage Corp.	1.4%

To date, markets have responded well to the Federal Reserve’s reduction in balance sheet purchases, with interest rates trading at or below pre-announcement levels. Eventually, policy accommodation will need to be removed and excess reserves will need to be drained from the banking system. We believe that the Federal Reserve will utilize its overnight fixed-rate reserve repurchase agreement program, or reverse repo facility, to manage the level of reserves in the banking system and that the interest rate set in this program will become the de facto policy rate. The central bank also may elect to increase the interest paid on bank reserves as an additional tool for monetary tightening. Given the complexity of the policy shift, we expect that there will be ample time to adjust the Fund’s duration prior to an increase in short-term interest rates.

The Fund has maintained a very conservative investment strategy, limiting investments to U.S. Treasury and agency obligations while complying with the regulatory framework governing money market funds. (Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940.)

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.00%[a,b]

Total Net Assets (000s)	$126,017

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.00%[a,b]

Total Net Assets (000s)	$375

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.03%	0.01%

Weighted Average Maturity	0.12 years	0.14 years

Weighted Average Duration	0.12 years	0.14 years

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2004 through 04/30/2014

Total Returns For the periods ended 04/30/2014
Harbor Money Market Fund
Institutional Class	0.03%	0.06%	0.11%	1.66%	12/29/1987	$11,794
Administrative Class	0.03%	0.06%	0.11%	1.54%	11/01/2002	$11,653
Comparative Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.03%	0.06%	0.11%	1.64%	—	$11,772
Current 7-day subsidized[d] SEC yield for period ended 04/30/2014:	Institutional Class: 0.06%			Administrative Class: 0.06%
Current 7-day unsubsidized[e] SEC yield for period ended 04/30/2014:	Institutional Class: -0.25%			Administrative Class: -0.50%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than past performance data shown. Investment return and yield will vary. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Annualized.

b	Reflective of a contractual fee waiver and expense cap effective through February 28, 2015, as well as a voluntary fee waiver that may be discontinued at any time.

c	Unannualized.

d	Reflects reimbursement or waivers currently in effect.

e	Does not reflect reimbursements or waivers currently in effect.

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash of –4.6%)

GOVERNMENT AGENCY DEBT—92.7%
Principal Amount (000s)		Value (000s)
	Federal Home Loan Bank Discount Notes
$11,000	0.045%—06/13/2014	$10,999
18,700	0.050%—06/02/2014-06/25/2014	18,699
22,959	0.055%—05/01/2014-07/02/2014	22,957
11,820	0.057%—05/02/2014	11,820
4,000	0.065%—07/18/2014	3,999

4,500	0.068%—05/09/2014	4,500
3,909	0.070%—05/28/2014-08/01/2014	3,909
4,900	0.073%—07/25/2014	4,899
9,900	0.077%—05/21/2014	9,900
5,200	0.080%—05/23/2014-07/17/2014	5,199
5,300	0.099%—05/07/2014	5,300
8,440	0.100%—07/30/2014	8,439

		110,620

Principal Amount (000s)		Value (000s)
	Federal Home Loan Mortgage Corp. Discount Notes
$1,700	0.100%—05/14/2014	$1,700
	Federal National Mortgage Association Discount Notes
4,829	0.070%—07/01/2014	4,828

TOTAL GOVERNMENT AGENCY DEBT (Cost $117,148)		117,148

TREASURY DEBT—11.9%

	U.S. Treasury Bills
5,000	0.014%—05/29/2014	5,000
10,000	0.051%—06/05/2014	10,000

TOTAL TREASURY DEBT (Cost $15,000)		15,000

TOTAL INVESTMENTS—104.6% (Cost $132,148)[1]		132,148

CASH AND OTHER ASSETS, LESS LIABILITIES—(4.6)%		(5,756)

TOTAL NET ASSETS—100.0%		$126,392

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2014 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$282,130	$17,621	$1,721,337	$6,667,103	$449,468	$132,148
Investments, at value	$293,848	$16,047	$1,712,048	$5,991,539	$445,170	$132,148
Repurchase agreements	9,252	955	83,576	840,000	—	—
Cash-Restricted	—	—	—	176	308	—
Cash	—	1	1,833	2,008	321	61
Foreign currency, at value (cost: $0, $12, $0, $1,607, $284, $0)	—	12	—	1,514	287	—
Receivables for:
Investments sold	775	301	15,259	378,099	9,615	—
Foreign currency spot contracts	—	—	—	—	10	—
Capital shares sold	431	—	1,394	3,622	358	107
Dividends	—	—	—	108	—	—
Interest	2,281	280	26,156	33,638	1,359	—
Unrealized appreciation on open forward currency contracts	—	10	—	2,686	278	—
Unrealized appreciation on OTC swap agreements	—	—	—	7,143	939	—
Swap premiums paid	—	—	—	9,554	28	—
Variation margin on futures contracts	—	—	—	5,404	75	—
Options	—	—	—	—	72	—
Prepaid registration fees	17	10	22	19	15	11
Prepaid fund insurance	1	—	5	16	1	—
Other assets	2	19	36	142	6	13
Total Assets	306,607	17,635	1,840,329	7,275,668	458,842	132,340
LIABILITIES
Payables for:
Due to broker	—	—	—	10,000	228	—
Investments purchased	6,386	389	34,993	933,678	476	—
Capital shares reacquired	351	4	737	7,514	294	5,897
Investments sold short, at value (proceeds: $0, $0, $0, $0, $3,273, $0)	—	—	—	—	3,273	—
Written options, at value (premiums received: $0, $0, $0, $8,590, $399, $0)	—	—	—	3,993	157	—
Unrealized depreciation on OTC swap agreements	—	—	—	9,091	1,497	—
Sale-buyback financing transactions	—	—	—	148,500	66,993	—
Variation margin on futures contracts	—	—	—	10	6	—
Variation margin on centrally cleared swap agreements	—	—	—	439	73	—
Unrealized depreciation on open forward currency contracts	—	4	—	8,954	454	—
Accrued expenses:
Management fees	158	12	831	2,331	151	22
12b-1 fees	—	—	23	26	1	—
Transfer agent fees	14	1	92	279	17	7
Trustees’ fees and expenses	1	—	13	46	3	—
Other	59	14	188	600	84	22
Total Liabilities	6,969	424	36,877	1,125,461	73,707	5,948
NET ASSETS	$299,638	$17,211	$1,803,452	$6,150,207	$385,135	$126,392
Net Assets Consist of:
Paid-in capital	$272,471	$18,731	$1,694,872	$6,083,684	$403,978	$126,357
Accumulated undistributed net investment income/(loss)	(1,245)	274	11,448	22,691	1,647	35
Accumulated net realized gain/(loss)	7,441	(1,183)	22,834	(128,502)	(14,863)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	20,971	(617)	74,298	164,468	(4,283)	—
Unrealized appreciation/(depreciation) of other financial instruments	—	6	—	7,866	(1,344)	—
	$299,638	$17,211	$1,803,452	$6,150,207	$385,135	$126,392
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$297,598	$16,954	$1,689,233	$6,023,251	$381,850	$126,017
Shares of beneficial interest[1]	26,407	1,803	152,846	496,307	37,896	126,017
Net asset value per share[2]	$11.27	$9.40	$11.05	$12.14	$10.08	$1.00
Administrative Class
Net assets	$301	$257	$5,163	$126,956	$3,285	$375
Shares of beneficial interest[1]	27	27	467	10,457	326	375
Net asset value per share[2]	$11.26	$9.40	$11.07	$12.14	$10.08	$1.00
Investor Class
Net assets	$1,739		$109,056
Shares of beneficial interest[1]	155	N/A	9,857	N/A	N/A	N/A
Net asset value per share[2]	$11.25		$11.06

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2014 (Unaudited)

(All amounts in thousands)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$3,152	$514	$56,405	$84,234	$2,511	$42
Consent fee income	—	—	36	—	—	—
Dividends	—	—	—	255	—	—
Foreign taxes withheld	—	(2)	(3)	(1)	—	—
Total Investment Income	3,152	512	56,438	84,488	2,511	42
Operating Expenses
Management fees	893	73	5,473	15,327	932	138
12b-1 fees:
Administrative Class	—	—	7	163	4	1
Investor Class	3	N/A	137	N/A	N/A	N/A
Shareholder communications	27	1	75	187	34	2
Custodian fees	12	36	50	273	42	10
Transfer agent fees:
Institutional Class	82	5	513	1,877	116	41
Administrative Class	—	—	2	39	1	—
Investor Class	2	N/A	98	N/A	N/A	N/A
Professional fees	3	—	21	73	4	1
Trustees’ fees and expenses	3	—	26	87	5	2
Registration fees	22	16	36	51	26	14
Miscellaneous	4	3	11	28	4	3
Expenses before interest expense	1,051	134	6,449	18,105	1,168	212
Interest expense/(credit)	—	—	—	(67)	38	—
Total expenses	1,051	134	6,449	18,038	1,206	212
Management fees waived	—	—	(365)	(674)	—	(138)
Transfer agent fees waived	(8)	(1)	(56)	(196)	(12)	(4)
Other expenses reimbursed	—	(51)	—	—	—	(70)
Net expenses	1,043	82	6,028	17,168	1,194	—
Net Investment Income/(Loss)	2,109	430	50,410	67,320	1,317	42
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	7,513	(759)	22,906	(12,790)	(619)	—
Foreign currency transactions	—	(20)	—	(2,976)	(581)	—
Investments sold short	—	—	—	500	1	—
Swap agreements	—	—	—	1,620	18	—
Futures contracts	—	—	—	20,125	483	—
Written options	—	—	—	7,468	645	—
Change in net unrealized appreciation/(depreciation) on:
Investments	4,080	250	2,063	39,369	2,346	—
Forwards currency contracts	—	8	—	(3,780)	97	—
Investments sold short	—	—	—	12	—	—
Swap agreements	—	—	—	(18,814)	(338)	—
Futures contracts	—	—	—	(24,968)	(565)	—
Written options	—	—	—	708	(155)	—
Translations of assets and liabilities in foreign currencies	—	3	—	167	34	—
Net gain/(loss) on investment transactions	11,593	(518)	24,969	6,641	1,366	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,702	$(88)	75,379	$73,961	$2,683	$42

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$2,109	$3,410	$430	$810
Net realized gain/(loss) on investments	7,513	4,560	(779)	(683)
Net unrealized appreciation/(depreciation) of investments	4,080	13,710	261	(1,078)
Net increase/(decrease) in assets resulting from operations	13,702	21,680	(88)	(951)
Distributions to Shareholders
Net investment income:
Institutional Class	(3,297)	(3,622)	(211)	(481)
Administrative Class	(4)	(6)	(3)	(6)
Investor Class	(28)	(42)	N/A	N/A
Net realized gain on investments:
Institutional Class	(2,556)	—	—	(55)
Administrative Class	(4)	—	—	(1)
Investor Class	(25)	—	N/A	N/A
Total distributions to shareholders	(5,914)	(3,670)	(214)	(543)
Net Increase/(Decrease) Derived from Capital Share Transactions	21,720	135,897	(982)	10,959
Net increase/(decrease) in net assets	29,508	153,907	(1,284)	9,465
Net Assets
Beginning of period	270,130	116,223	18,495	9,030
End of period*	$299,638	$270,130	$17,211	$18,495
* Includes accumulated undistributed net investment income/(loss) of:	$(1,245)	$(25)	$274	$58

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$50,410	$127,214	$67,320	$177,919	$1,317	$4,444	$42	$126
22,906	47,272	13,947	2,742	(53)	662	—	—
2,063	(37,154)	(7,306)	(198,266)	1,419	(40,365)	—	—
75,379	137,332	73,961	(17,605)	2,683	(35,259)	42	126

(53,310)	(121,927)	(120,709)	(177,049)	(274)	(7,734)	(42)	(125)
(156)	(390)	(2,364)	(3,356)	—	(65)	—	(1)
(3,077)	(7,361)	N/A	N/A	N/A	N/A	N/A	N/A

(43,662)	(4,723)	—	(300,528)	(15,289)	(9,261)	—	—
(134)	(20)	—	(6,414)	(135)	(90)	—	—
(2,586)	(329)	N/A	N/A	N/A	N/A	N/A	N/A
(102,925)	(134,750)	(123,073)	(487,347)	(15,698)	(17,150)	(42)	(126)
(169,129)	(339,381)	(565,617)	(643,857)	(10,081)	(51,904)	(11,026)	3,779
(196,675)	(336,799)	(614,729)	(1,148,809)	(23,096)	(104,313)	(11,026)	3,779

2,000,127	2,336,926	6,764,936	7,913,745	408,231	512,544	137,418	133,639
$1,803,452	$2,000,127	6,150,207	6,764,936	385,135	408,231	126,392	137,418
$11,448	$17,581	$22,691	$78,444	1,647	$604	35	$35

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS–CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$60,316	$182,848	$1,045	$15,959
Net proceeds from redemption fees	11	4	—	2
Reinvested distributions	737	550	210	533
Cost of shares reacquired	(38,438)	(47,813)	(2,240)	(5,542)
Net increase/(decrease) in net assets	$22,626	$135,589	$(985)	$10,952
Administrative Class
Net proceeds from sale of shares	$2	$80	$—	$—
Net proceeds from redemption fees	—	—	—	—
Reinvested distributions	8	6	3	7
Cost of shares reacquired	(144)	(1)	—	—
Net increase/(decrease) in net assets	$(134)	$85	$3	$7
Investor Class
Net proceeds from sale of shares	$658	$919
Net proceeds from redemption fees	—	—
Reinvested distributions	52	42	Not Applicable	Not Applicable
Cost of shares reacquired	(1,482)	(738)
Net increase/(decrease) in net assets	$(772)	$223
SHARES
Institutional Class
Shares sold	5,413	17,515	114	1,574
Shares issued due to reinvestment of distributions	68	53	23	53
Shares reacquired	(3,475)	(4,547)	(246)	(569)
Net increase/(decrease) in shares outstanding	2,006	13,021	(109)	1,058
Beginning of period	24,401	11,380	1,912	854
End of period	26,407	24,401	1,803	1,912
Administrative Class
Shares sold	—	7	—	—
Shares issued due to reinvestment of distributions	1	1	—	1
Shares reacquired	(13)	—	—	—
Net increase/(decrease) in shares outstanding	(12)	8	—	1
Beginning of period	39	31	27	26
End of period	27	39	27	27
Investor Class
Shares sold	59	89
Shares issued due to reinvestment of distributions	5	4
Shares reacquired	(133)	(71)
Net increase/(decrease) in shares outstanding	(69)	22	Not Applicable	Not Applicable
Beginning of period	224	202
End of period	155	224

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$223,061	$683,076	$531,100	$1,652,923	$50,305	$168,553	$325,028	$591,924
19	227	—	—	—	—	—	—
54,530	70,101	115,675	458,469	15,325	16,675	42	124
(442,223)	(1,048,218)	(1,201,801)	(2,738,854)	(75,569)	(236,215)	(336,095)	(588,314)
$(164,613)	$(294,814)	$(555,026)	$(627,462)	$(9,939)	$(50,987)	$(11,025)	$3,734

$387	$1,280	$10,657	$33,493	335	$1,514	$26	$111
—	1	—	—	—	—	—	—
289	378	2,339	9,579	134	154	—	—
(957)	(5,763)	(23,587)	(59,467)	(611)	(2,585)	(27)	(66)
$(281)	$(4,104)	$(10,591)	$(16,395)	(142)	$(917)	$(1)	$45

$17,888	$38,777
1	15
5,398	6,847	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
(27,522)	(86,102)
$(4,235)	$(40,463)

20,224	61,119	43,889	133,114	5,033	15,508	325,028	591,924
5,042	6,362	9,612	37,023	1,559	1,496	42	124
(40,367)	(94,394)	(99,273)	(222,664)	(7,574)	(22,106)	(336,095)	(588,314)
(15,101)	(26,913)	(45,772)	(52,527)	(982)	(5,102)	(11,025)	3,734
167,947	194,860	542,079	594,606	38,878	43,980	137,042	133,308
152,846	167,947	496,307	542,079	37,896	38,878	126,017	137,042

35	115	879	2,693	33	136	26	111
27	34	194	773	14	14	—	—
(87)	(515)	(1,949)	(4,829)	(61)	(240)	(27)	(66)
(25)	(366)	(876)	(1,363)	(14)	(90)	(1)	45
492	858	11,333	12,696	340	430	376	331
467	492	10,457	11,333	326	340	375	376

1,623	3,474
498	620
(2,488)	(7,726)
(367)	(3,632)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
10,224	13,856
9,857	10,224

Harbor Fixed Income Funds

STATEMENT OF CASH FLOWS—Six Months Ended April 30, 2014 (Unaudited)

(All amounts in thousands)

Harbor Real Return Fund
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$2,683
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(830,982)
Proceeds from sales of long-term securities	855,966
Purchases of short-term portfolio investments, net	(4,124)
Decrease in receivable for investments sold	20,273
Increase in foreign spot contracts receivable	(10)
Decrease in interest receivable	43
Decrease in swap premiums paid	228
Increase in variation margin on futures contracts	(59)
Decrease in variation margin on swap agreements	41
Increase in options	(64)
Decrease in prepaid registration fees	5
Increase in prepaid fund insurance	(1)
Increase in other assets	(2)
Decrease in payable for investments purchased	(20,887)
Increase in investments sold short	3,273
Decrease in foreign spot contracts payable	(6)
Decrease in premiums from written options	(279)
Decrease in management fees payable	(16)
Decrease in transfer agent fees payable	(2)
Increase in other liabilities	33
Net change in unrealized appreciation/(depreciation) on investments	(2,360)
Net change in unrealized appreciation/(depreciation) on forwards	(97)
Net change in unrealized appreciation/(depreciation) on swaps	(148)
Net change in unrealized appreciation/(depreciation) on written options	155
Net realized loss on investments	618
Net amortization	971
Net cash provided by operating activities	25,252
Cash flows used for financing activities:
Proceeds from shares sold	50,569
Payment on shares redeemed	(76,327)
Proceeds from redemption fees	—
Cash dividends paid	(239)
Increase in sale-buyback financing transactions	939
Increase in due to broker	228
Decrease in due to custodian	(10)
Net cash used for financing activities	(24,840)
Net Increase in Cash	412
Cash and Foreign Currency:
Beginning of period	$196
End of period	608
Reinvestment of dividends	$15,459
Supplemental disclosure of cash flow information:
Interest paid during the period	$38

The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012	2011[e]
	(Unaudited)
Net asset value beginning of period	$10.95		$10.01	$9.49	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.09		0.20	0.24	0.09
Net realized and unrealized gains/(losses) on investments	0.48		0.96	0.52	(0.54)
Total from investment operations	0.57		1.16	0.76	(0.45)
Less Distributions
Dividends from net investment income	(0.14)		(0.22)	(0.24)	(0.06)
Distributions from net realized capital gains[1]	(0.11)		—	—	—
Total distributions	(0.25)		(0.22)	(0.24)	(0.06)
Proceeds from redemption fees*	—		—	—	—
Net asset value end of period	11.27		10.95	10.01	9.49
Net assets end of period (000s)	$297,598		$267,251	$113,898	$74,531
Ratios and Supplemental Data (%)
Total return[b]	5.24%[c]		11.80%	8.18%	(4.50)%[c]
Ratio of total expenses to average net assets[2]	0.76	[d]	0.79	0.84	1.19 [d]
Ratio of net expenses to average net assets[a]	0.76	[d]	0.79	0.83	0.85 [d]
Ratio of net investment income to average net assets[a]	1.54	[d]	1.82	2.48	2.36 [d]
Portfolio turnover	27	[c]	45	40	27 [c]

HARBOR EMERGING MARKETS DEBT FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012	2011[e]
	(Unaudited)
Net asset value beginning of period	$9.54		$10.25	$9.64	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.23		0.39	0.46	0.27
Net realized and unrealized gains/(losses) on investments	(0.26)		(0.82)	0.49	(0.45)
Total from investment operations	(0.03)		(0.43)	0.95	(0.18)
Less Distributions
Dividends from net investment income	(0.11)		(0.25)	(0.29)	(0.18)
Distributions from net realized capital gains[1]	—		(0.03)	(0.05)	—
Total distributions	(0.11)		(0.28)	(0.34)	(0.18)
Proceeds from redemption fees	—	*	— *	— *	—
Net asset value end of period	9.40		9.54	10.25	9.64
Net assets end of period (000s)	$16,954		$18,238	$8,760	$5,877
Ratios and Supplemental Data (%)
Total return[b]	(0.27)%[c]		(4.24)%	10.11%	(1.74)%[c]
Ratio of total expenses to average net assets[2]	1.55	[d]	1.62	2.33	4.16 [d]
Ratio of net expenses to average net assets[a]	0.95	[d]	0.98	1.05	1.05 [d]
Ratio of net investment income to average net assets[a]	4.99	[d]	4.23	4.92	5.72 [d]
Portfolio turnover	44	[c]	125	73	58 [c]

See page 78 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class					Investor Class
6-Month Period Ended April 30, 2014		Year Ended October 31,			6-Month Period Ended April 30, 2014		Year Ended October 31,
		2013	2012	2011[e]			2013	2012	2011[e]
(Unaudited)					(Unaudited)
$10.94		$10.00	$9.48	$10.00	$10.94		$10.00	$9.48	$10.00

0.05		0.16	0.22	0.09	0.03		0.16	0.20	0.07
0.50		0.98	0.52	(0.56)	0.51		0.97	0.53	(0.54)
0.55		1.14	0.74	(0.47)	0.54		1.13	0.73	(0.47)

(0.12)		(0.20)	(0.22)	(0.05)	(0.12)		(0.19)	(0.21)	(0.05)
(0.11)		—	—	—	(0.11)		—	—	—
(0.23)		(0.20)	(0.22)	(0.05)	(0.23)		(0.19)	(0.21)	(0.05)
—		—	—	—	—		—	—	—
11.26		10.94	10.00	9.48	11.25		10.94	10.00	9.48
$301		$427	$310	$238	$1,739		$2,452	$2,015	$704

5.01%[c]		11.55%	7.93%	(4.70)%[c]	4.96%[c]		11.41%	7.83%	(4.72)%[c]
1.01	[d]	1.04	1.09	1.44 [d]	1.13	[d]	1.16	1.21	1.56 [d]
1.01	[d]	1.04	1.08	1.10 [d]	1.13	[d]	1.16	1.20	1.22 [d]
1.33	[d]	1.61	2.24	1.80 [d]	1.23	[d]	1.49	2.07	1.98 [d]
27	[c]	45	40	27 [c]	27	[c]	45	40	27 [c]

Administrative Class
6-Month Period Ended April 30, 2014		Year Ended October 31,
		2013	2012	2011[e]
(Unaudited)
$9.54		$10.25	$9.63	$10.00

0.21		0.39	0.46	0.27
(0.25)		(0.84)	0.47	(0.47)
(0.04)		(0.45)	0.93	(0.20)

(0.10)		(0.23)	(0.26)	(0.17)
—		(0.03)	(0.05)	—
(0.10)		(0.26)	(0.31)	(0.17)
—	*	— *	— *	—
9.40		9.54	10.25	9.63
$257		$257	$270	$245

(0.34)%[c]		(4.49)%	9.95%	(1.95)%[c]
1.80	[d]	1.87	2.58	4.41 [d]
1.20	[d]	1.23	1.30	1.30 [d]
4.73	[d]	3.97	4.71	5.45 [d]
44	[c]	125	73	58 [c]

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$11.19		$11.15	$10.86	$11.23	$10.41	$8.53
Income from Investment Operations
Net investment income/(loss)[a]	0.30		0.64	0.65	0.71	0.68	0.55
Net realized and unrealized gains/(losses) on investments	0.16		0.06	0.40	(0.24)	0.88	1.82
Total from investment operations	0.46		0.70	1.05	0.47	1.56	2.37
Less Distributions
Dividends from net investment income	(0.33)		(0.64)	(0.64)	(0.68)	(0.70)	(0.50)
Distributions from net realized capital gains[1]	(0.27)		(0.02)	(0.12)	(0.16)	(0.05)	—
Total distributions	(0.60)		(0.66)	(0.76)	(0.84)	(0.75)	(0.50)
Proceeds from redemption fees	—	*	— *	— *	— *	0.01	0.01
Net asset value end of period	11.05		11.19	11.15	10.86	11.23	10.41
Net assets end of period (000s)	$1,689,233		$1,880,044	$2,172,751	$1,565,740	$1,354,531	$465,193
Ratios and Supplemental Data (%)
Total return[b]	4.29%[c]		6.55%	10.18%	4.49%	15.67%	28.70%
Ratio of total expenses to average net assets[2]	0.68	[d]	0.68	0.68	0.70	0.72	0.77
Ratio of net expenses to average net assets[a]	0.64	[d]	0.64	0.64	0.65	0.67	0.75
Ratio of net investment income to average net assets[a]	5.55	[d]	5.56	6.06	6.54	7.01	7.64
Portfolio turnover	20	[c]	57	32	47	39	58

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$12.22		$13.03	$12.20	$13.18	$12.46	$11.24
Income from Investment Operations
Net investment income/(loss)[a]	0.13		0.30	0.36	0.34	0.29	0.49
Net realized and unrealized gains/(losses) on investments	0.02		(0.30)	0.76	(0.28)	0.99	1.59
Total from investment operations	0.15		— *	1.12	0.06	1.28	2.08
Less Distributions
Dividends from net investment income	(0.23)		(0.30)	(0.27)	(0.43)	(0.38)	(0.44)
Distributions from net realized capital gains[1]	—		(0.51)	(0.02)	(0.61)	(0.18)	(0.42)
Total distributions	(0.23)		(0.81)	(0.29)	(1.04)	(0.56)	(0.86)
Proceeds from redemption fees	—		—	— *	—	—	—
Net asset value end of period	12.14		12.22	13.03	12.20	13.18	12.46
Net assets end of period (000s)	$6,023,251		$6,626,361	$7,748,277	$7,374,510	$7,996,353	$5,765,886
Ratios and Supplemental Data (%)
Total return[b]	1.26%[c]		(0.05)%	9.34%	0.63%	10.62%	19.44%
Ratio of total expenses to average net assets[2]	0.56	[d]	0.56	0.57	0.57	0.59	0.60
Ratio of net expenses to average net assets[a]	0.53	[d]	0.53	0.54	0.53	0.55	0.57
Ratio of net expenses excluding interest expense to average net assets[a]	0.53	[d]	0.53	0.54	0.53	0.55	0.57
Ratio of net investment income to average net assets[a]	2.11	[d]	2.36	2.88	2.73	2.34	4.34
Portfolio turnover	260	[c]	446	473	666	675	574
See page 78 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014		Year Ended October 31,					6-Month Period Ended April 30, 2014		Year Ended October 31,
		2013	2012	2011	2010	2009			2013	2012	2011	2010	2009
(Unaudited)							(Unaudited)
$11.21		$11.16	$10.87	$11.23	$10.41	$8.53	$11.21		$11.16	$10.87	$11.23	$10.40	$8.53

0.30		0.70	0.62	0.70	0.69	0.61	0.30		0.66	0.61	0.69	0.72	0.57
0.15		(0.02)	0.40	(0.25)	0.84	1.74	0.13		0.01	0.40	(0.25)	0.80	1.76
0.45		0.68	1.02	0.45	1.53	2.35	0.43		0.67	1.01	0.44	1.52	2.33

(0.32)		(0.61)	(0.61)	(0.65)	(0.67)	(0.48)	(0.31)		(0.60)	(0.60)	(0.64)	(0.65)	(0.47)
(0.27)		(0.02)	(0.12)	(0.16)	(0.05)	—	(0.27)		(0.02)	(0.12)	(0.16)	(0.05)	—
(0.59)		(0.63)	(0.73)	(0.81)	(0.72)	(0.48)	(0.58)		(0.62)	(0.72)	(0.80)	(0.70)	(0.47)
—	*	— *	— *	— *	0.01	0.01	—	*	— *	— *	— *	0.01	0.01
11.07		11.21	11.16	10.87	11.23	10.41	11.06		11.21	11.16	10.87	11.23	10.40
$5,163		$5,519	$9,571	$7,906	$7,559	$4,784	$109,056		$114,564	$154,604	$134,399	$135,068	$120,116

4.15%[c]		6.33%	9.90%	4.31%	15.32%	28.41%	4.00%[c]		6.22%	9.77%	4.18%	15.25%	28.21%
0.93	[d]	0.93	0.93	0.95	0.97	1.02	1.05	[d]	1.05	1.05	1.07	1.09	1.13
0.89	[d]	0.89	0.89	0.90	0.92	1.00	1.01	[d]	1.01	1.01	1.02	1.04	1.12
5.30	[d]	5.32	5.81	6.29	6.84	7.32	5.18	[d]	5.19	5.71	6.17	6.77	7.24
20	[c]	57	32	47	39	58	20	[c]	57	32	47	39	58

Administrative Class
6-Month Period Ended April 30, 2014		Year Ended October 31,
		2013	2012	2011	2010	2009
(Unaudited)
$12.23		$13.03	$12.20	$13.18	$12.45	$11.23

0.12		0.27	0.34	0.31	0.26	0.46
0.01		(0.29)	0.75	(0.29)	0.99	1.60
0.13		(0.02)	1.09	0.02	1.25	2.06

(0.22)		(0.27)	(0.24)	(0.39)	(0.34)	(0.42)
—		(0.51)	(0.02)	(0.61)	(0.18)	(0.42)
(0.22)		(0.78)	(0.26)	(1.00)	(0.52)	(0.84)
—		—	— *	—	—	—
12.14		12.23	13.03	12.20	13.18	12.45
$126,956		$138,575	$165,468	$173,377	$200,320	$139,935

1.05%[c]		(0.23)%	9.06%	0.37%	10.32%	19.18%
0.81	[d]	0.81	0.82	0.82	0.84	0.85
0.78	[d]	0.78	0.79	0.78	0.80	0.82
0.78	[d]	0.78	0.79	0.78	0.80	0.82
1.86	[d]	2.11	2.64	2.47	2.09	4.08
260	[c]	446	473	666	675	574

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$10.41		$11.54	$11.38	$11.21	$10.28	$9.02
Income from Investment Operations
Net investment income/(loss)[a]	0.03		0.10	0.14	0.26	0.18	0.24
Net realized and unrealized gains/(losses) on investments	0.05		(0.84)	0.84	0.40	1.04	1.57
Total from investment operations	0.08		(0.74)	0.98	0.66	1.22	1.81
Less Distributions
Dividends from net investment income	(0.01)		(0.18)	(0.26)	(0.17)	(0.29)	(0.16)
Distributions from net realized capital gains[1]	(0.40)		(0.21)	(0.56)	(0.32)	—	(0.39)
Total distributions	(0.41)		(0.39)	(0.82)	(0.49)	(0.29)	(0.55)
Net asset value end of period	10.08		10.41	11.54	11.38	11.21	10.28
Net assets end of period (000s)	$381,850		$404,689	$507,576	$420,429	$297,858	$181,592
Ratios and Supplemental Data (%)
Total return[b]	0.82%[c]		(6.67)%	9.19%	6.38%	12.11%	20.73%
Ratio of total expenses to average net assets[2]	0.62	[d]	0.61	0.62	0.61	0.66	0.74
Ratio of net expenses to average net assets[a]	0.61	[d]	0.61	0.62	0.60	0.60	0.60
Ratio of net expenses excluding interest expense to average net assets[a]	0.59	[d]	0.59	0.59	0.60	0.60	0.60
Ratio of net investment income to average net assets[a]	0.68	[d]	0.92	1.43	2.68	1.86	3.21
Portfolio turnover	185	[c]	285	287	340	309	496

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2014		Year Ended October 31,
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income/(loss)*,a	—		—	—	—	—	—
Net realized and unrealized gains/(losses) on investments	—		—	—	—	—	—
Total from investment operations*	—		—	—	—	—	—
Less Distributions
Dividends from net investment income*	—		—	—	—	—	—
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions*	—		—	—	—	—	—
Net asset value end of period	1.00		1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$126,017		$137,042	$133,308	$130,758	$147,116	$186,909
Ratios and Supplemental Data (%)
Total return[b]	0.03%[c]		0.09%	0.08%	0.11%	0.18%	0.39%
Ratio of total expenses to average net assets[2]	0.31	[d]	0.31	0.33	0.33	0.34	0.39
Ratio of net expenses to average net assets[a]	—		—	—	—	0.01	0.21
Ratio of net investment income to average net assets[a]	0.06	[d]	0.09	0.08	0.11	0.17	0.41

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period May 1, 2011 (inception) through October 31, 2011.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2014		Year Ended October 31,
		2013	2012	2011	2010	2009
(Unaudited)
$10.41		$11.55	$11.40	$11.23	$10.29	$9.02

0.02		0.06	0.10	0.09	(0.02)	0.25
0.05		(0.84)	0.85	0.55	1.21	1.54
0.07		(0.78)	0.95	0.64	1.19	1.79

—	*	(0.15)	(0.24)	(0.15)	(0.25)	(0.13)
(0.40)		(0.21)	(0.56)	(0.32)	—	(0.39)
(0.40)		(0.36)	(0.80)	(0.47)	(0.25)	(0.52)
10.08		10.41	11.55	11.40	11.23	10.29
$3,285		$3,542	$4,968	$3,472	$1,425	$552

0.66%[c]		(6.94)%	8.88%	6.12%	11.77%	20.52%
0.87	[d]	0.86	0.87	0.87	0.91	0.99
0.86	[d]	0.86	0.87	0.85	0.85	0.86
0.84	[d]	0.84	0.84	0.85	0.85	0.86
0.43	[d]	0.69	1.18	2.26	1.59	2.40
185	[c]	285	287	340	309	496

Administrative Class
6-Month Period Ended April 30, 2014		Year Ended October 31,
		2013	2012	2011	2010	2009
(Unaudited)
$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

—		—	—	—	—	—
—		—	—	—	—	—
—		—	—	—	—	—

—		—	—	—	—	—
—		—	—	—	—	—
—		—	—	—	—	—
1.00		1.00	1.00	1.00	1.00	1.00
$375		$376	$331	$405	$447	$413

0.03%[c]		0.09%	0.08%	0.11%	0.18%	0.31%
0.56	[d]	0.56	0.58	0.59	0.59	0.43
—		—	—	—	0.01	0.25
0.06	[d]	0.09	0.08	0.11	0.18	0.14

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2014 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts and exchange cleared swap agreements) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on the national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by each Fund other than Harbor Money Market Fund are also valued at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor High-Yield Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Harbor High-Yield Bond Fund has also entered into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Harbor High-Yield Bond Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

As of April 30, 2014, Harbor High-Yield Bond Fund had $17,000 in unfunded loan commitments outstanding.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Forward Commitments and When-Issued Securities

During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the period, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the period ended April 30, 2014 was $54,934 at a weighted average interest rate of -0.246% for the Harbor Bond Fund and $61,045 at a weighted average interest rate of 0.124% for the Harbor Real Return Fund.

Short Sales

During the period, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned, and the value of interest rate swaps held.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2014 for Harbor Bond Fund and Harbor Real Return Fund was $444,784 and $5,300, respectively.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Structured Notes

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the period, Harbor Emerging Markets Debt Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes are subject to prepayment, credit and interest rate risks similar to those of conventional fixed income securities.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2010–2012), including all positions expected to be taken upon filing the 2013 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Statement of Cash Flows

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment Companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period. During the six-month ended April 30, 2014, Harbor Real Return Fund and Harbor Bond Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended April 30, 2014 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund	$—	$109,076	$—	$87,254
Harbor Emerging Markets Debt Fund	—	7,152	—	7,383
Harbor High-Yield Bond Fund	—	501,803	—	677,609
Harbor Bond Fund	16,361,475	710,645	17,436,616	710,487
Harbor Real Return Fund	793,427	38,702	837,506	22,880

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options

Transactions in written options for the period ended April 30, 2014 are summarized as follows:

HARBOR BOND FUND
	Options Written		Options Written		Options Written
	Swap Options - U.S.		U.S.Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	1,627,800,000	$6,554	170	$75	562	$197
Options opened	1,540,100,000	9,085	346	286	—	—
Options closed	(19,400,000)	(28)	—	—	—	—
Options exercised	(102,800,000)	(147)	—	—	—	—
Options expired	(1,880,100,000)	(7,160)	(170)	(75)	(562)	(197)

Open at 04/30/2014	1,165,600,000	$8,304	346	$286	—	$—

HARBOR REAL RETURN FUND
	Options Written		Options Written		Options Written		Options Written
	Swap Options - U.S.		Currency Options		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	136,000,000	$670	—	$—	—	$—	24	$8
Options opened	50,700,000	193	17,895,000	173	51	31	—	—
Options closed	(13,500,000)	(27)	—	—	—	—	—	—
Options exercised	(5,100,000)	(13)	—	—	—	—	—	—
Options expired	(132,800,000)	(628)	—	—	—	—	(24)	(8)

Open at 04/30/2014	35,300,000	$195	17,895,000	$173	51	$31	—	$—

Master Netting Arrangements

As described in further detail below, the Funds may enter into certain Master Netting Agreements that govern the terms of certain transactions. Master Netting Agreements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Agreements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Agreements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The market value of any securities received as collateral is not reflected as a component of net asset value.

For the period ended April 30, 2014, the following Master Netting Agreements have been entered into by one or more of the Funds:

Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. As of April 30, 2014, Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High Yield Bond Fund and Harbor Bond Fund had investment exposures subject to the terms of these agreements.

Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

and between the Fund and select counterparties. As of April 30, 2014, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern Over-The-Counter (OTC) market traded financial derivative transactions entered into by the Fund and select counterparties. As of April 30, 2014, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.

Please see Note 7—Offsetting Assets and Liabilities for a summary of current outstanding exposures by counterparty by Funds under terms of Master Agreements with netting provisions that enable a Fund to net its total exposure to a given counterparty.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Effective July 1, 2013, Harbor Capital underwent a change in control when Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) sold 90% plus one share of the outstanding shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
Harbor Convertible Securities Fund	0.65%		0.65%
Harbor Emerging Markets Debt Fund	0.85		0.85
Harbor High-Yield Bond Fund	0.60	[a]	0.56
Harbor Bond Fund	0.48	[b]	0.46
Harbor Real Return Fund	0.48		0.48
Harbor Money Market Fund	0.20	[c]	0.00

a	The Adviser has contractually agreed to reduce the management fee to 0.56% through February 28, 2015.

b	The Adviser has contractually agreed to reduce the management fee to 0.455% on assets greater than $1 billion through February 28, 2015.

c	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2015.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Emerging Markets Debt Fund limiting the total expenses for the Fund to 0.95% and 1.20% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses for the Fund to 0.28% for the Institutional Class and 0.53% for the Administrative Class. The contractual expense limitations are effective through February 28, 2015 for Harbor Emerging Markets Debt Fund and Harbor Money Market Fund. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the six-months period ended April 30, 2014 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the period ended April 30, 2014. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2014, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Convertible Securities Fund	45,790	26,774	26,700	99,264	0.4%
Harbor Emerging Markets Debt Fund	554,421	27,293	N/A	581,714	31.8
Harbor High-Yield Bond Fund	43,172	4	11	43,187	0.0
Harbor Bond Fund	21,028	3	N/A	21,031	0.0
Harbor Real Return Fund	10,083	4	N/A	10,087	0.0
Harbor Money Market Fund	51,431,007	25,183	N/A	51,456,190	40.7

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $108 for the period ended April 30, 2014.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Redemption Fee

A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund and Harbor High-Yield Bond Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the period ended April 30, 2014 redemption fee proceeds are as follows:

Amount
Harbor Convertible Securities Fund	$11
Harbor Emerging Markets Debt Fund	—
Harbor High-Yield Bond Fund	20

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2014 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Convertible Securities Fund	$282,130	$22,402	$(1,432)	$20,970
Harbor Emerging Markets Debt Fund*	17,621	247	(866)	(619)
Harbor High-Yield Bond Fund	1,721,337	76,199	(1,912)	74,287
Harbor Bond Fund*	6,667,103	196,421	(31,985)	164,436
Harbor Real Return Fund	449,468	4,475	(8,773)	(4,298)
Harbor Money Market Fund	132,148	—	—	—

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative type in Note 2—Significant Accounting Policies.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Each Fund’s derivative instruments outstanding as of the period ended April 30, 2014 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At April 30, 2014, the values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR EMERGING MARKETS DEBT FUND
Statement of Assets and Liabilities Caption				Foreign Exchange Contracts
Assets
Unrealized appreciation on open forward currency contracts				$10

Liabilities
Unrealized depreciation on open forward currency contracts				$(4)

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Unrealized appreciation on open forward currency contracts	$—	$2,686	$—	$2,686
Unrealized appreciation on OTC swap agreements[b]	2,886	—	4,257	7,143
Unrealized appreciation on centrally cleared swap agreements[a,b]	30,611	—	349	30,960
Variation margin on futures contracts[a]	2,377	—	—	2,377

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(8,954)	$—	$(8,954)
Unrealized depreciation on OTC swap agreements[b]	(943)	—	(8,148)	(9,091)
Unrealized depreciation on centrally cleared swap agreements[a,b]	(15,635)	—	—	(15,635)
Variation margin on futures contracts[a]	(6,218)	—	—	(6,218)
Written options, at value	(3,990)	—	(3)	(3,993)

HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (purchased options)	$59	$—	$—	$59
Unrealized appreciation on open forward currency contracts	—	278	—	278
Unrealized appreciation on OTC swap agreements[b]	800	—	139	939
Unrealized appreciation on centrally cleared swap agreements[a,b]	234	—	23	257
Variation margin on futures contracts[a]	24	—	—	24

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(454)	$—	$(454)
Unrealized depreciation on OTC swap agreements[b]	(1,479)	—	(18)	(1,497)
Unrealized depreciation on centrally cleared swap agreements[a,b]	(1,005)	—	—	(1,005)
Variation margin on futures contracts[a]	(127)	—	—	(127)
Written options, at value	(96)	(44)	(17)	(157)

[a]	Includes cumulative appreciation/depreciation of futures as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[b]	Net of premiums paid of $9,554 and $28 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the period ended April 30, 2014, were:

HARBOR EMERGING MARKETS DEBT FUND
Net Realized Gain/(Loss) on Derivatives				Foreign Exchange Contracts
Forward currency contracts				$(6)

Change in Unrealized Appreciation/(Depreciation) on Derivatives				Foreign Exchange Contracts
Forward currency contracts				$8

HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$(3,072)	$—	$(3,072)
Futures contracts	20,125	—	—	20,125
Written options	7,286	—	182	7,468
Swap agreements	(13,548)	—	15,168	1,620

Net realized gain/(loss) on derivatives	$13,863	$(3,072)	$15,350	$26,141

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$(3,780)	$—	$(3,780)
Futures contracts	(24,968)	—	—	(24,968)
Written options	746	—	(38)	708
Swap agreements	(16,060)	—	(2,754)	(18,814)

Change in unrealized appreciation/(depreciation) on derivatives	$(40,282)	$(3,780)	$(2,792)	$(46,854)

HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$540	$—	$540
Futures contracts	483	—	—	483
Investments (purchased options)	(132)	—	—	(132)
Written options	645	—	—	645
Swap agreements	100	—	(82)	18

Net realized gain/(loss) on derivatives	$1,096	$540	$(82)	$1,554

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$97	$—	$97
Futures contracts	(565)	—	—	(565)
Investments (purchased options)	(58)	—	—	(58)
Written options	(311)	128	28	(155)
Swap agreements	(578)	—	240	(338)

Change in unrealized appreciation/(depreciation) on derivatives	$(1,512)	$225	$268	$(1,019)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES

The Funds have adopted Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which was established to enhance disclosures pertaining to the offsetting of derivatives, repurchase agreements, and securities lending transactions or those subject to an enforceable master netting arrangement

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

or similar agreement. ASU 2013-01 requires additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position.

Please see the Master Netting Agreements section in Note 3 for more on Master Netting Agreements and how collateral is reported in the Financial Statements.

The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2014:

HARBOR BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
Bank of America N.A.	$41,500	$—	$—	$—	$41,500	$(41,500)	$—
Barclays Bank plc	164,500	—	—	—	164,500	(164,500)	—
Bank of Montreal	50,000	—	—	—	50,000	(50,000)	—
Credit Suisse Securities (Europe) Ltd.	14,000	—	—	—	14,000	(14,000)	—
Deutsche Bank Securities Inc.	7,800	—	—	—	7,800	(7,800)	—
HSBC Bank plc	100,000	—	—	—	100,000	(100,000)	—
JP Morgan Chase Bank, N.A.	205,200	—	—	—	205,200	(205,200)	—
National Bank of Canada—Montreal	47,500	—	—	—	47,500	(47,500)	—
RBC Capital Markets LLC	100,000	—	—	—	100,000	(100,000)	—
Royal Bank of Scotland plc	100,000	—	—	—	100,000	(100,000)	—
State Street Bank	9,500	—	—	—	9,500	(9,500)	—

Master Securities Forward Transactions Agreement
Barclays Capital Inc.	$—	$—	$(148,500)	$—	$(148,500)	$—	$(148,500)

Total Borrowings and Other Financing Transactions	$840,000	$—	$(148,500)	$—

HARBOR REAL RETURN FUND
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Master Securities Forward Transactions Agreement
Barclays Bank plc	$—	$—	$(58,388)	$(3,273)	$(61,661)	$—	$(61,661)
Morgan Stanley & Co. International plc	—	—	(8,605)	—	(8,605)	—	(8,605)

Total Borrowings and Other Financing Transactions	$—	$—	$(66,993)	$(3,273)

Harbor Bond Fund and Harbor Real Return Fund have not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of April 30, 2014.

The following is a summary by counterparty of the gross value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2014:

HARBOR EMERGING MARKETS DEBT FUND

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purch ased Options	Swap Agree ments	Total Over the Counter	Forward Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Value of OTC Deriv atives	Collateral (Received)/ Pledged	Net Exposure
Morgan Stanley Capital Services Inc.	$10	$—	$—	$10	$(4)	$—	$—	$(4)	$6	$—	$6

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purch ased Options	Swap Agree ments	Total Over the Counter	Forward Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Value of OTC Deriv atives	Collateral (Received)/ Pledged	Net Exposure
Bank of America N.A.	$—	$—	$13	$13	$—	$—	$—	$—	$13	$—	$13
Barclays Bank plc	—	—	1,473	1,473	—	—	(2,434)	(2,434)	(961)	—	(961)
Barclays Bank plc Wholesale	25	—	—	25	(86)	—	—	(86)	(61)	—	(61)
BNP Paribas S.A.	35	—	270	305	(1,332)	—	(18)	(1,350)	(1,045)	1,045	—
Citibank N.A.	166	—	1,322	1,488	(947)	(36)	(51)	(1,034)	454	(92)	362
Credit Suisse International	88	—	202	290	(2,840)	—	(254)	(3,094)	(2,804)	1,145	(1,659)
Deutsche Bank AG	—	—	716	716	—	(206)	(1,044)	(1,250)	(534)	—	(534)
Deutsche Bank AG London	126	—	—	126	—	—	—	—	126	—	126
Goldman Sachs Bank USA	—	—	97	97	—	—	(160)	(160)	(63)	63	—
Goldman Sachs Capital Markets LP	55	—	—	55	(22)	—	—	(22)	33	—	33
Goldman Sachs International	—	—	35	35	—	(15)	—	(15)	20	—	20
HSBC Bank USA	6	—	—	6	(55)	—	—	(55)	(49)	—	(49)
HSBC Bank USA N.A.	—	—	1,656	1,656	—	—	(3,542)	(3,542)	(1,886)	—	(1,886)
JP Morgan Chase Bank, N.A.	383	—	169	552	(317)	(879)	(196)	(1,392)	(840)	759	(81)
Morgan Stanley & Co. Inc.	12	—	—	12	(67)	—	—	(67)	(55)	—	(55)
Morgan Stanley Capital Services LLC	—	—	437	437	—	(688)	(1,175)	(1,863)	(1,426)	568	(858)
Royal Bank of Scotland plc	—	—	9	9	(1,315)	(2,099)	(54)	(3,468)	(3,459)	—	(3,459)
Société Générale	177	—	—	177	—	—	—	—	177	—	177
Société Générale Paris	—	—	113	113	—	—	—	—	113	—	113
UBS AG	1,613	—	—	1,613	(1,973)	—	—	(1,973)	(360)	—	(360)
UBS AG Stamford	—	—	631	631	—	—	(163)	(163)	468	276	744
Total Over-the-Counter Exposure	$2,686	$—	$7,143	$9,829	$(8,954)	$(3,923)	$(9,091)	$(21,968)

HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure
Barclays Bank plc	$—	$—	$120	$120	$—	$(3)	$(10)	$(13)	$107	$—	$107
Barclays Bank plc Wholesale	—	—	—	—	(10)	—	—	(10)	(10)	—	(10)
BNP Paribas S.A.	25	—	495	520	(1)	(10)	(802)	(813)	(293)	259	(34)
Citibank N.A.	1	—	17	18	(3)	(10)	(18)	(31)	(13)	—	(13)
Credit Suisse International	21	—	—	21	(24)	(1)	—	(25)	(4)	—	(4)
Deutsche Bank AG	—	—	128	128	—	(15)	(151)	(166)	(38)	—	(38)
Deutsche Bank AG London	6	—	—	6	(19)	—	—	(19)	(13)	—	(13)
Goldman Sachs Bank USA	—	59	17	76	—	(61)	(58)	(119)	(43)	43	—
Goldman Sachs Capital Markets LP	9	—	—	9	(28)	—	—	(28)	(19)	—	(19)
Goldman Sachs International	—	—	—	—	—	(4)	—	(4)	(4)	—	(4)
HSBC Bank USA	5	—	—	5	(13)	—	—	(13)	(8)	—	(8)
HSBC Bank USA N.A.	—	—	3	3	—	(6)	(54)	(60)	(57)	—	(57)
JP Morgan Chase Bank	—	—	—	—	(1)	—	—	(1)	(1)	—	(1)
JP Morgan Chase Bank N.A.	—	—	—	—	(39)	(33)	(1)	(73)	(73)	—	(73)
Morgan Stanley & Co. Inc.	4	—	—	4	(4)	—	—	(4)	—	—	—
Morgan Stanley Capital Services LLC	—	—	112	112	—	—	—	—	112	147	259
Royal Bank of Scotland plc	—	—	—	—	(181)	—	(188)	(369)	(369)	—	(369)
Société Générale	—	—	47	47	—	—	—	—	47	—	47

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

HARBOR REAL RETURN FUND

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure
UBS AG	$207	$—	$—	$207	$(131)	$—	$—	$(131)	$76	$—	$76
UBS AG Stamford	—	—	—	—	—	(6)	(215)	(221)	(221)	217	(4)
Total Over-the-Counter Exposure	$278	$59	$939	$1,276	$(454)	$(149)	$(1,497)	$(2,100)

Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.

NOTE 8—SUBSEQUENT EVENTS

The Board of Trustees of Harbor Funds appointed Mr. Scott M. Amero to serve on the Board as a trustee effective May 19, 2014. Information regarding Mr. Amero is provided in the Trustees and Officers table set forth below in this report.

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2013)	Ending Account Value (April 30, 2014)
Harbor Convertible Securities Fund
Institutional Class	0.76%
Actual		$3.87	$1,000	$1,052.40
Hypothetical (5% return)		3.81	1,000	1,020.93
Administrative Class	1.01%
Actual		$5.14	$1,000	$1,050.10
Hypothetical (5% return)		5.06	1,000	1,019.66
Investor Class	1.13%
Actual		$5.74	$1,000	$1,049.60
Hypothetical (5% return)		5.66	1,000	1,019.05
Harbor Emerging Markets Debt Fund
Institutional Class	0.95%
Actual		$4.70	$1,000	$997.30
Hypothetical (5% return)		4.76	1,000	1,019.97
Administrative Class	1.20%
Actual		$5.94	$1,000	$996.60
Hypothetical (5% return)		6.01	1,000	1,018.70

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2013)	Ending Account Value (April 30, 2014)
Harbor High-Yield Bond Fund
Institutional Class	0.64%
Actual		$3.24	$1,000	$1,042.90
Hypothetical (5% return)		3.21	1,000	1,021.54
Administrative Class	0.89%
Actual		$4.50	$1,000	$1,041.50
Hypothetical (5% return)		4.46	1,000	1,020.27
Investor Class	1.01%
Actual		$5.11	$1,000	$1,040.00
Hypothetical (5% return)		5.06	1,000	1,019.66
Harbor Bond Fund
Institutional Class	0.53%
Actual		$2.65	$1,000	$1,012.60
Hypothetical (5% return)		2.66	1,000	1,022.10
Administrative Class	0.78%
Actual		$3.89	$1,000	$1,010.50
Hypothetical (5% return)		3.91	1,000	1,020.83
Harbor Real Return Fund
Institutional Class	0.59%
Actual		$2.94	$1,000	$1,008.20
Hypothetical (5% return)		2.96	1,000	1,021.80
Administrative Class	0.84%
Actual		$4.18	$1,000	$1,006.60
Hypothetical (5% return)		4.21	1,000	1,020.53
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		0.00	1,000	1,024.79
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS

The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 9, 10, and 11, 2014 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund. The Trustees had received presentations by investment professionals from the Subadviser for Harbor Emerging Markets Debt Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund (as well as Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund) at meetings of the Board of Trustees held in 2013. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

Harbor Convertible Securities Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Convertible Securities Fund (inception date of May 1, 2011), the Trustees noted the Fund’s underperformance relative to its Lipper group and universe medians for the one-year, two-year and since inception periods ended December 31, 2013. The Fund’s one-year rolling return as of December 31, 2013 ranked in the fourth quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch All US Convertibles Ex Mandatory Index, for the one-year period ended December 31, 2013. The Trustees noted that the short time period since the Fund’s inception did not support any significant conclusion about the performance of Shenkman Capital Management, Inc. (“Shenkman Capital”).

The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the convertible securities asset class specifically, noting that Shenkman Capital managed approximately $891 million in assets in this asset class, out

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

of a firm-wide total of $24.1 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class, including his experience prior to joining Shenkman Capital.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $275 million, showed the Fund’s management fee was at the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was at the group median and below the universe median. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Emerging Markets Debt Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Emerging Markets Debt Fund (inception date of May 1, 2011), the Trustees noted the Fund’s underperformance relative to its Lipper group and universe medians for the one-year, two-year and since inception periods ended December 31, 2013. The Fund’s one-year rolling return as of December 31, 2013 ranked in the fourth quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its blended benchmark of 50% hard currency denominated index (the JPMorgan Emerging Markets Bond Index—Global Diversified Index) and 50% local currency denominated index (the JPMorgan Government Bond Index—Emerging Markets Global Diversified Index) for the one-year period ended December 31, 2013. The Trustees noted that the short time period since the Fund’s inception did not support any significant conclusion about the performance of Stone Harbor Investment Partners LP (“Stone Harbor”).

The Trustees considered the expertise of Stone Harbor in managing assets generally and in the emerging markets debt global allocation strategy specifically, noting that Stone Harbor managed approximately $17.2 billion in assets in this strategy, out of a firm-wide total of $62.3 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class, including their experience prior to founding Stone Harbor.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the universe median and below the group median. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that the Adviser proposed to continue until at least February 28, 2015. The Trustees noted that the Adviser’s profitability in operating the Fund was negative.

Harbor High-Yield Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor High-Yield Bond Fund (inception date of December 1, 2002), the Trustees noted the Fund’s underperformance relative to its Lipper group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2013. The Fund’s one-, three- and five-year rolling returns as of December 31, 2013 each ranked in the fourth quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch High Yield Masters II Index, for the one-, three-, five- and ten-year periods ended December 31, 2013. The Trustees observed that the periods in which the Fund had underperformed had been characterized by outperformance in the lower credits quality end of the high yield sector, and that the Fund’s subadviser had a history of underperforming in these periods and outperforming in periods where higher quality high yield bonds outperformed.

The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $13.4 billion in assets in this asset class, out of a firm-wide total of $24.1 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class, one of whom is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $2.025 billion, showed the Fund’s management fee was at the group median far the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and that the waiver/reimbursement is a contractual expense limitation that the Adviser proposed to continue until at least February 28, 2015. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Bond Fund (inception date of December 29, 1987), the Trustees noted the Fund’s outperformance relative to its Lipper group medians for the one- and two-year periods ended December 31, 2013 and its underperformance relative to its Lipper group medians for the three-, four- and five-year periods ended December 31, 2013. The Fund outperformed relative to its

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Lipper universe medians for the one-, two-, four- and five-year periods ended December 31, 2013 while underperforming relative to its Lipper universe median for the three-year period ended December 31, 2013. The Fund’s one-, three- and five-year rolling returns as of December 31, 2013 each ranked in the third quartile according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the one-, three-, five and ten-year periods ended December 31, 2013.

The Trustees considered the expertise of Pacific Investment Management Company LLC (“PIMCO”) in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $272.2 billion in assets in the PIMCO Total Return Fund, out of a firm-wide total of approximately $1.92 trillion in assets under management. The Trustees also noted the significant experience of the portfolio manager in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $6.775 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was at the Lipper group median and below the universe median. The Trustees also considered the extent to which the Adviser was waiving its fees and that the waiver/reimbursement is a contractual expense limitation that the Adviser proposed to continue until at least February 28, 2015. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Real Return Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Real Return Fund (inception date of December 1, 2005), the Trustees noted the Fund’s outperformance relative to its Lipper group and universe medians for each of the two-, three-, four- and five-year periods ended December 31, 2013. The Fund underperformed its Lipper group and universe medians for the one-year period ended December 31, 2013. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2013 were ranked in the fourth, second and first quartiles, respectively. The Trustees also considered the fact that the Fund outperformed its benchmark, the Barclays U.S. TIPS Index, for the five-year period ended December 31, 2013. The Fund underperformed its benchmark for the one- and three-year periods ended December 31, 2013.

The Trustees considered the expertise of PIMCO in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $22.2 billion in assets in the PIMCO Real Return Fund, out of a firm-wide total of approximately $1.92 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/TIPS market.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $425 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group median and at the universe median. The Trustees noted that the Adviser’s profitability in operating this Fund was not excessive.

Harbor Money Market Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Money Market Fund (inception date of December 29, 1987), the Trustees noted the Fund’s outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2013 according to Lipper. There was no Morningstar data presented for the Fund’s one-, three- and five-year rolling returns as of December 31, 2013. The Trustees considered the Fund’s performance record relative to its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, noting that the Fund had outperformed the benchmark for the five-year period ended December 31, 2013 while underperforming for the three-year period ended December 31, 2013. The Fund was in line with its benchmark for the one- and ten-year periods ended December 31, 2013.

The Trustees noted the fact that the Fund does not have the size of many of its Lipper peers, some of which are very large institutional-oriented money market funds. The Trustees also noted statements by Fischer Francis Trees & Watts, Inc. (“FFTW”) that the firm continues to take a conservative approach to managing the Fund to seek to ensure sufficient liquidity.

The Trustees considered the expertise of FFTW in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $11.57 billion of short duration assets (which include ABS, Global Short Duration with and without credit, 2a-7 Money Market, Assured Minimum, LIBOR Plus, Non-2a-7 Money Market, US Short Duration with and without credit and US Short Intermediate with and without credit mandates), out of a firm-wide total of approximately $52.96 billion in assets under management. The Trustees also noted the experience of the portfolio manager in this asset class both with FFTW and at prior advisory firms.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

The Trustees considered that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $150 million, showed that the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and that a certain portion of the waiver/reimbursement is a contractual expense limitation that the Adviser proposed to continue until at least February 28, 2015, although any waiver/reimbursement to limit expenses further could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2014)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (50) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011–Present); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co-Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).	29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (75) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014).; Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present)

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (67)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (44) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (42) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (39) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (45) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (61) Assistant Secretary	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex. U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	Harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street Boston,

MA 02111-2900

FD.SAR.FI.0414

Semi-Annual Report

April 30, 2014

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2010 Fund	HARDX	HAIIX	HARFX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2014. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or by visiting harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2014
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	2.52%	2.52%	2.52%
Harbor Target Retirement 2010	2.67	2.58	2.58
Harbor Target Retirement 2015	3.21	3.21	3.21
Harbor Target Retirement 2020	3.68	3.67	3.67
Harbor Target Retirement 2025	4.12	4.12	4.12
Harbor Target Retirement 2030	4.63	4.54	4.54
Harbor Target Retirement 2035	4.98	4.98	4.98
Harbor Target Retirement 2040	5.36	5.24	5.24
Harbor Target Retirement 2045	5.69	5.76	5.76
Harbor Target Retirement 2050	5.92	5.91	5.91

UNDERLYING HARBOR FUNDS PERFORMANCE (INSTITUTIONAL CLASS SHARES)

	Total Return for the Period Ended April 30, 2014						Expense Ratios
EQUITY & COMMODITY FUNDS	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	4.35%	22.69%	17.89%	8.48%	11.27%	12/29/1987	0.65%[c]		0.68%
Harbor Mid Cap Growth Fund	5.93	20.37	19.00	9.68	3.07	11/1/2000	0.84		0.84
Harbor Small Cap Growth Fund	6.29	25.25	22.18	8.77	8.47	11/1/2000	0.83		0.83
Harbor Large Cap Value Fund	8.68	19.89	17.50	7.32	9.89	12/29/1987	0.68	[d]	0.71
Harbor Mid Cap Value Fund	11.27	29.47	23.64	9.89	8.44	3/1/2002	0.93		0.93
Harbor Small Cap Value Fund	4.08	18.99	19.62	8.47	10.59	12/14/2001	0.84		0.84
Harbor International Fund	5.98	14.31	15.98	10.28	12.12	12/29/1987	0.74	[c]	0.76
Harbor International Growth Fund	3.13	8.90	11.74	6.32	3.66	11/1/1993	0.85	[d]	93.00
Harbor Global Growth Fund	2.68	21.11	20.37	N/A	23.98	3/1/2009	0.90	[d]	1.14
Harbor Commodity Real Return Strategy Fund	9.20	-2.77	8.53	N/A	-2.19	09/02/2008	1.00	[d]	1.04

FIXED INCOME FUNDS
Harbor Unconstrained Bond Fund	0.74%	-0.87%	N/A	N/A	3.28%	04/01/2010	1.06%[d]		1.34%
Harbor High-Yield Bond Fund	4.29	5.33	11.12%	7.31%	8.18	12/1/2002	0.64	[c]	0.68
Harbor Bond Fund	1.26	-1.15	6.36	5.81	7.62	12/29/1987	0.53	[c]	0.56
Harbor Real Return Fund	0.82	-6.71	5.75	N/A	5.00	12/1/2005	0.61		0.61

SHORT-TERM INVESTMENTS
Harbor Money Market Fund	0.03%	0.06%	0.11%	1.66%	3.60%	12/29/1987	0.28%[c,d]		0.33%
Current 7-day subsidized SEC yield for period ended 4/30/2014: 0.06%
Current 7-day unsubsidized SEC yield for period ended 4/30/2014: -0.25%

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2014
Russell 3000® Index; entire U.S. stock market	7.83%
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	4.44
Barclays U.S. Aggregate Bond Index; domestic bonds	1.74

About Expense Ratios: All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a funds average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the funds current prospectus, as revised and supplemented to date.

a	Annualized.

b	Unannualized.

c	Reflects contractual management fee reduction until 02/28/2015.

d	Contractual limitation on Fund operating expenses until 02/28/2015.

1

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

TARGET ASSET ALLOCATION

Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.

The principal value of the Funds is not guaranteed at any time, including the target retirement date.

INVESTMENT STYLES

The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS – ACTUAL ALLOCATION AS OF APRIL 30, 2014

	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
Equity and Commodity Funds
Harbor Capital Appreciation Fund	3%	3%	4%	4%	5%	6%	8%	9%	10%	11%
Harbor Mid Cap Growth Fund	1	1	2	2	3	3	4	4	5	6
Harbor Small Cap Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Large Cap Value Fund	3	3	4	5	6	7	9	11	12	14
Harbor Mid Cap Value Fund	2	2	3	3	4	5	6	7	8	9
Harbor Small Cap Value Fund	1	1	2	3	3	4	4	5	6	6
Harbor International Fund	5	5	7	9	10	12	15	17	20	22
Harbor International Growth Fund	3	3	4	5	5	7	8	9	11	12
Global Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Commodity Real Return Strategy Fund	0	0	2	3	4	5	5	4	4	3
Total Equity and Commodity Funds	20	20	32	38	44	55	65	74	84	93
Fixed Income Funds
Harbor Unconstrained Bond Fund	8	8	7	6	6	5	4	3	2	1
Harbor High-Yield Bond Fund	14	14	14	16	16	14	12	9	6	3
Harbor Bond Fund	37	37	32	31	28	23	18	13	8	3
Harbor Real Return Fund	16	16	10	9	6	3	1	1	0	0
Total Fixed Income Funds	75	75	63	62	56	45	35	26	16	7
Short-Term Investments
Harbor Money Market Fund	5	5	5	0	0	0	0	0	0	0
Total Short-Term Investments	5	5	5	0	0	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Equities generally moved higher in the first half of fiscal 2014, extending their strong gains of the prior 12 months. U.S. stock markets provided positive returns, with value-oriented stocks outpacing growth, and shares of larger companies outperforming those in the small cap universe. Stocks in most developed markets overseas advanced, while those in emerging economies declined. Most fixed income investments gained ground, led by speculative-grade bonds. Stocks provided the majority of the returns for most of the Harbor Target Retirement Funds.

Harbor Target Retirement Funds

Performance of the Harbor Target Retirement Funds tracked the results of their underlying Harbor funds, with equities serving as a key driver of returns. Harbor Target Retirement Income Fund, which had an equity allocation of about 20% in its portfolio, recorded a return of 2.52%, while Harbor Target Retirement 2050 Fund, which had approximately 90% of its portfolio invested in stocks, returned 5.92%. (All Harbor Funds returns cited are for each fund’s Institutional Class shares.)

Harbor Mid Cap Value Fund had a return of 11.27%, outpacing its Russell Midcap® Value Index benchmark, by 158 basis points, or 1.58 percentage points. Despite a challenging market for shares of smaller, faster growing companies, Harbor Small Cap Growth Fund recorded a return of 6.29%, outperforming its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor International Fund, which has the highest weighting of any equity fund in the Target Retirement portfolios, returned 5.98%, beating its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor Bond Fund, the highest weighted fixed income component of the portfolios, returned 1.26%, trailing its Barclays U.S. Aggregate Bond Index benchmark by 48 basis points.

	RETURNS FOR PERIODS ENDED APRIL 30, 2014
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market (entire U.S. stock market)	7.68%	20.66%	19.59%	8.34%	11.18%
S&P 500 (large cap stocks)	8.36	20.44	19.14	7.67	11.24
Russell Midcap® (mid cap stocks)	7.76	21.25	21.87	10.40	12.81
Russell 2000® (small cap stocks)	3.08	20.50	19.84	8.67	9.99
Russell 3000® Growth	6.49	20.72	19.54	8.06	10.37
Russell 3000® Value	9.24	20.79	19.49	7.98	11.64

International & Global
MSCI EAFE (ND) (foreign stocks)	4.44%	13.35%	13.58%	6.93%	9.11%
MSCI World (ND) (global stocks)	6.32	16.62	16.03	7.17	9.54
MSCI EM (ND) (emerging markets)	-2.98	-1.84	11.08	11.09	N/A

Strategic Markets
Dow Jones-UBS Commodity Total ReturnSM	10.07%	3.17%	4.59%	0.85%	N/A

Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	4.76%	6.30%	15.81%	8.69%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	1.74	-0.26	4.88	4.83	7.83%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.03	0.06	0.11	1.64	4.26

Domestic Equity

U.S. stocks rose in the first half of fiscal 2014, following a strong performance in fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned 7.68% in the six months ending April 2014. In fiscal 2013, the index returned over 29%.

International Equity

International equity markets generated mixed results. Stocks in developed international markets returned 4.44%, as measured by the MSCI EAFE (ND) Index, while shares of companies based in emerging economies edged lower, with the MSCI Emerging Markets (ND) Index posting a return of -2.98%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 6.32%. (All international and global returns are in U.S. dollars.)

3

Strategic Markets and Fixed Income

Commodities rebounded after a sharp decline over the prior 12 months. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned 10.07%.

The taxable bond market had modestly positive results after interest rates rose in the first two months of the fiscal half year before declining in the last four months to end the fiscal first half with generally little change. Modest economic growth and limited inflation pressure caused interest rates to remain below the expectations in many forecasts as the fiscal first half came to a close. The broad U.S. investment-grade bond market returned 1.74%, as measured by the Barclays U.S. Aggregate Bond Index, while the Barclays U.S. TIPS Index, a measure of inflation-linked bonds, returned 0.70%. The BofA Merrill Lynch U.S. High Yield Index returned 4.76%, as bonds of lower-rated companies continued to attract the attention of investors seeking higher yields in a low interest rate environment. Money market investments produced barely positive returns as the Federal Reserve continued to hold short-term rates at historically low levels.

Harbor Funds Trustees

There have been several changes to the Harbor Funds Board of Trustees since the end of the 2013 fiscal year.

On December 31, 2013, Howard P. “Pete” Colhoun, retired as trustee emeritus of Harbor Funds. Pete Colhoun was a trustee or trustee emeritus of Harbor Funds since the fund family’s inception in 1986. Pete’s strong investment background and his prior experience as both a portfolio manager and mutual funds executive helped guide the early development of Harbor Funds. Pete counseled and mentored board members and senior members of the Harbor Funds team throughout his tenure on the board, always stressing acting in the best interests of shareholders, which is the focus of the Harbor Funds culture. Everyone affiliated with Harbor Funds has benefitted from his wisdom and counsel. We wish Pete the very best in what we know will be an active retirement.

Three new trustees have joined the Harbor Funds board in fiscal 2014. Ann Spruill and Robert Kasdin joined the Harbor Funds board in November 2013 and Scott Amero joined the board in May 2014. Each of the new trustees brings extensive investment and business experience to the board and shares the Harbor Funds’ commitment to acting in the best interests of our shareholders. The three additions to the Harbor Funds board brings the number of independent trustees to eight and positions the board to accommodate the expected retirement of two of the current independent trustees over the next three years, consistent with the board’s retirement policy.

Invest for the Long Term

Even in periods of good returns and calm in the financial markets, it is always important to remember that investing involves risk and markets are uncertain. No one can predict consistently how the equity and debt markets will perform in the shorter term.

Over the longer term, a diversified portfolio in an asset allocation that is consistent with your investment objectives and risk tolerance can be helpful in managing the risk and uncertainty of the markets. The Harbor Target Retirement Funds consist of asset allocations to help investors achieve their investment goals over the long term.

Thank you for your investment in Harbor Funds.

June 27, 2014

David G. Van Hooser

Chairman

4

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception

in 2009.

INVESTMENT GOAL

Current income and some capital appreciation

MARKET REVIEW

Equity markets advanced in the first half of fiscal 2014, adding to a strong performance in the prior 12 months. Fixed income investments posted positive returns, led by high-yield bonds. Commodity prices rebounded after a steep decline in fiscal 2013.

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 7.83% for the fiscal first half. This advance followed a gain of 28.99% for the prior 12 months. In the first half of fiscal 2014, U.S. equities were led by stocks of larger companies, which returned 8.25%, as measured by the Russell 1000® Index. Shares of smaller companies, as measured by the Russell 2000® Index, lagged behind with a return of 3.08%. Value-oriented stocks outperformed growth across all market capitalization segments. The S&P 500 Index returned 8.36%, with 9 of its 10 economic sectors posting positive returns. The Energy, Health Care, Information Technology, Materials, and Utilities sectors all posted double-digit gains, while Telecommunication Services declined by less than 2%.

Equities in developed markets outside the U.S. returned 4.44%, as measured by the MSCI EAFE (ND) Index. This followed an advance of 26.88% in fiscal 2013. (All international and global returns are in U.S. dollars.) In the latest six-month period, all 10 economic sectors in the MSCI EAFE (ND) Index moved higher with Health Care and Energy posting double-digit returns. Stocks in the Consumer Discretionary, Financials, and Information Technology sectors were the weakest performers in the index, each posting a return of less than 3%. Equities in developing markets lost ground, as the MSCI Emerging Markets Index recorded a return of -2.98%.

Fixed income investments recorded modestly positive returns, as the Federal Reserve began scaling back its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, returned 1.74%, while inflation-indexed bonds posted a return of 0.70%, as measured by the Barclays U.S. TIPS Index. Speculative-grade bonds returned 4.76%, as measured by the BofA Merrill Lynch U.S. High Yield Index.

After a double-digit decline in the prior 12 months, commodities posted a solid gain for the first half of fiscal 2014. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 10.07%.

PERFORMANCE

Harbor Target Retirement Income Fund recorded a return of 2.52% (Institutional, Administrative, and Investor Classes) for the six months ended April 30, 2014. Every segment of the portfolio made a positive contribution.

U.S. equity funds were a strong-performing sector of the portfolio, with returns ranging from 4% to 11%. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Value Fund led all funds in the portfolio with a return of 11.27%. It outperformed its benchmark, the Russell Midcap® Value Index, by 158 basis points, or 1.58 percentage points. Harbor Mid Cap Growth Fund returned 5.93%, lagging its benchmark, the Russell Midcap® Growth Index, by 11 basis points. Harbor Small Cap Growth Fund performed well in a relatively weak area of the U.S. stock market. It recorded a return of 6.29% and outdistanced its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor Small Cap Value Fund returned 4.08%, lagging its Russell 2000® Value Index benchmark by 89 basis points. Among funds focusing on stocks of larger companies, Harbor Large Cap Value Fund registered a return of 8.68%, while Harbor Capital Appreciation Fund returned 4.35%; both trailed their respective benchmarks.

Harbor International Fund led the international and global equity segment of the portfolio with a return of 5.98%. Harbor International Fund, the largest equity component

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY—Continued

of the portfolio, outpaced its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor International Growth Fund returned 3.13%, ahead of its MSCI All Country World Ex. US (ND) Index benchmark by 22 basis points. Harbor Global Growth Fund registered a return of 2.68%, trailing its benchmark, the MSCI AC World Index, by 260 basis points.

Fixed income funds in the portfolio all posted positive results, led by Harbor High-Yield Bond Fund. The Fund returned 4.29%, lagging its BofA Merrill Lynch US High Yield Index benchmark by 47 basis points. Harbor Bond Fund, the portfolio’s largest constituent, posted a return of 1.26%, while Harbor Unconstrained Bond Fund returned 0.74%. Both trailed the 1.74% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, recorded a return of 0.82%, outpacing its Barclays U.S. TIPS Index benchmark by 12 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Target Retirement Income Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.62%[a]

Total Net Assets (000s)	$15,651

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.62%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.62%[a]

Total Net Assets (000s)	$15

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	5.0%

Harbor Large Cap Value Fund	3.0%

Harbor International Growth Fund	2.7%

Harbor Capital Appreciation Fund	2.6%

Harbor Mid Cap Value Fund	2.0%

Harbor Small Cap Value Fund	1.4%

Harbor Mid Cap Growth Fund	1.3%

Harbor Small Cap Growth Fund	1.2%

Harbor Global Growth Fund	1.1%
Fixed Income

Harbor Bond Fund	37.1%

Harbor Real Return Fund	15.5%

Harbor High-Yield Bond Fund	14.1%

Harbor Unconstrained Bond Fund	8.0%

Short-Term Investments

Harbor Money Market Fund	5.0%

7

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement Income Fund
Institutional Class	2.52%	2.17%	7.99%	7.80%	01/02/2009	$74,596
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$120,326
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$91,748
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$63,816

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement Income Fund
Administrative Class	2.52%	2.17%	7.99%	7.80%	01/02/2009	$14,920
Investor Class	2.52%	2.17%	7.99%	7.80%	01/02/2009	$14,920
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$24,065
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$18,350
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$12,763
As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

8

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

HARBOR EQUITY FUNDS—20.3%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—11.5%
7,320	Harbor Capital Appreciation Fund	$405
19,289	Harbor Mid Cap Growth Fund	204
12,764	Harbor Small Cap Growth Fund	185
40,714	Harbor Large Cap Value Fund	477
16,159	Harbor Mid Cap Value Fund	311
8,829	Harbor Small Cap Value Fund	225

		1,807

HARBOR INTERNATIONAL EQUITY FUNDS—8.8%
10,692	Harbor International Fund	785
31,782	Harbor International Growth Fund	420
7,630	Harbor Global Growth Fund	169

		1,374

TOTAL HARBOR EQUITY FUNDS (Cost $2,494)		3,181

HARBOR FIXED INCOME FUNDS—74.7%

Shares		Value (000s)

117,537	Harbor Unconstrained Bond Fund	$1,251
200,821	Harbor High-Yield Bond Fund	2,219
479,133	Harbor Bond Fund	5,817
241,394	Harbor Real Return Fund	2,433

TOTAL HARBOR FIXED INCOME FUNDS (Cost $12,003)		11,720

SHORT-TERM INVESTMENTS—5.0%
(Cost $780)
779,882	Harbor Money Market Fund	780

TOTAL INVESTMENTS—100.0% (Cost $15,277)		15,681

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$15,681

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

9

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception

in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets advanced in the first half of fiscal 2014, adding to a strong performance in the prior 12 months. Fixed income investments posted positive returns, led by high-yield bonds. Commodity prices rebounded after a steep decline in fiscal 2013.

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 7.83% for the fiscal first half. This advance followed a gain of 28.99% for the prior 12 months. In the first half of fiscal 2014, U.S. equities were led by stocks of larger companies, which returned 8.25%, as measured by the Russell 1000® Index. Shares of smaller companies, as measured by the Russell 2000® Index, lagged behind with a return of 3.08%. Value-oriented stocks outperformed growth across all market capitalization segments. The S&P 500 Index returned 8.36%, with 9 of its 10 economic sectors posting positive returns. The Energy, Health Care, Information Technology, Materials, and Utilities sectors all posted double-digit gains, while Telecommunication Services declined by less than 2%.

Equities in developed markets outside the U.S. returned 4.44%, as measured by the MSCI EAFE (ND) Index. This followed an advance of 26.88% in fiscal 2013. (All international and global returns are in U.S. dollars.) In the latest six-month period, all 10 economic sectors in the MSCI EAFE (ND) Index moved higher with Health Care and Energy posting double-digit returns. Stocks in the Consumer Discretionary, Financials, and Information Technology sectors were the weakest performers in the index, each posting a return of less than 3%. Equities in developing markets lost ground, as the MSCI Emerging Markets Index recorded a return of -2.98%.

Fixed income investments recorded modestly positive returns, as the Federal Reserve began scaling back its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, returned 1.74%, while inflation-indexed bonds posted a return of 0.70%, as measured by the Barclays U.S. TIPS Index. Speculative-grade bonds returned 4.76%, as measured by the BofA Merrill Lynch U.S. High Yield Index.

After a double-digit decline in the prior 12 months, commodities posted a solid gain for the first half of fiscal 2014. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 10.07%.

PERFORMANCE

Harbor Target Retirement 2010 Fund recorded returns of 2.67% (Institutional Class) and 2.58% (Administrative and Investor Classes) for the six months ended April 30, 2014. Every segment of the portfolio made a positive contribution.

U.S. equity funds were a strong-performing sector of the portfolio, with returns ranging from 4% to 11%. Harbor Mid Cap Value Fund led all funds in the portfolio with a return of 11.27%. It outperformed its benchmark, the Russell Midcap® Value Index, by 158 basis points, or 1.58 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund returned 5.93%, lagging its benchmark, the Russell Midcap® Growth Index, by 11 basis points. Harbor Small Cap Growth Fund performed well in a relatively weak area of the U.S. stock market. It recorded a return of 6.29% and outdistanced its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor Small Cap Value Fund returned 4.08%, lagging its Russell 2000® Value Index benchmark by 89 basis points. Among funds focusing on stocks of larger companies, Harbor Large Cap Value Fund registered a return of 8.68%, while Harbor Capital Appreciation Fund returned 4.35%; both trailed their respective benchmarks.

Harbor International Fund led the international and global equity segment of the portfolio with a return of 5.98%. Harbor International Fund, the largest equity component

10

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY—Continued

of the portfolio, outpaced its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor International Growth Fund returned 3.13%, ahead of its MSCI All Country World Ex. US (ND) Index benchmark by 22 basis points. Harbor Global Growth Fund registered a return of 2.68%, trailing its benchmark, the MSCI AC World Index, by 260 basis points.

Fixed income funds in the portfolio all posted positive results, led by Harbor High-Yield Bond Fund. The Fund returned 4.29%, lagging its BofA Merrill Lynch US High Yield Index benchmark by 47 basis points. Harbor Bond Fund, the portfolio’s largest constituent, posted a return of 1.26%, while Harbor Unconstrained Bond Fund returned 0.74%. Both trailed the 1.74% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, recorded a return of 0.82%, outpacing its Barclays U.S. TIPS Index benchmark by 12 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

11

Harbor Target Retirement 2010 Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.62%[a]

Total Net Assets (000s)	$2,726

ADMINISTRATIVE CLASS

Fund #	2701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.62%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.62%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	5.0%

Harbor Large Cap Value Fund	3.0%

Harbor International Growth Fund	2.7%

Harbor Capital Appreciation Fund	2.5%

Harbor Mid Cap Value Fund	2.0%

Harbor Small Cap Value Fund	1.4%

Harbor Mid Cap Growth Fund	1.3%

Harbor Small Cap Growth Fund	1.2%

Harbor Global Growth Fund	1.1%

Fixed Income

Harbor Bond Fund	37.2%

Harbor Real Return Fund	15.5%

Harbor High-Yield Bond Fund	14.1%

Harbor Unconstrained Bond Fund	8.0%

Short-Term Investments

Harbor Money Market Fund	5.0%

12

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2010 Fund
Institutional Class	2.67%	2.57%	9.09%	8.77%	01/02/2009	$78,254
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$120,326
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$91,748
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$63,816

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2010 Fund
Administrative Class	2.58%	2.58%	9.08%	8.76%	01/02/2009	$15,641
Investor Class	2.58%	2.58%	9.08%	8.76%	01/02/2009	$15,641
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$24,065
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$18,350
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$12,763

As stated in the Fund’s current prospectus, the expense ratios were 0.61% (Institutional Class), 0.86% (Administrative Class) and 0.98% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

13

Harbor Target Retirement 2010 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

HARBOR EQUITY FUNDS—20.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—11.4%
1,276	Harbor Capital Appreciation Fund	$70
3,381	Harbor Mid Cap Growth Fund	36
2,244	Harbor Small Cap Growth Fund	33
7,098	Harbor Large Cap Value Fund	83
2,819	Harbor Mid Cap Value Fund	54
1,541	Harbor Small Cap Value Fund	39

		315

HARBOR INTERNATIONAL EQUITY FUNDS—8.8%
1,879	Harbor International Fund	138
5,607	Harbor International Growth Fund	74
1,340	Harbor Global Growth Fund	30

		242

TOTAL HARBOR EQUITY FUNDS (Cost $501)		557

HARBOR FIXED INCOME FUNDS—74.8%

Shares		Value (000s)

20,672	Harbor Unconstrained Bond Fund	$220
35,309	Harbor High-Yield Bond Fund	390
84,395	Harbor Bond Fund	1,025
42,439	Harbor Real Return Fund	428

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,105)		2,063

SHORT-TERM INVESTMENTS—5.0%
(Cost $137)
137,169	Harbor Money Market Fund	137

TOTAL INVESTMENTS—100.0% (Cost $2,743)		2,757

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$2,757

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2010 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets advanced in the first half of fiscal 2014, adding to a strong performance in the prior 12 months. Fixed income investments posted positive returns, led by high-yield bonds. Commodity prices rebounded after a steep decline in fiscal 2013.

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 7.83% for the fiscal first half. This advance followed a gain of 28.99% for the prior 12 months. In the first half of fiscal 2014, U.S. equities were led by stocks of larger companies, which returned 8.25%, as measured by the Russell 1000® Index. Shares of smaller companies, as measured by the Russell 2000® Index, lagged behind with a return of 3.08%. Value-oriented stocks outperformed growth across all market capitalization segments. The S&P 500 Index returned 8.36%, with 9 of its 10 economic sectors posting positive returns. The Energy, Health Care, Information Technology, Materials, and Utilities sectors all posted double-digit gains, while Telecommunication Services declined by less than 2%.

Equities in developed markets outside the U.S. returned 4.44%, as measured by the MSCI EAFE (ND) Index. This followed an advance of 26.88% in fiscal 2013. (All international and global returns are in U.S. dollars.) In the latest six-month period, all 10 economic sectors in the MSCI EAFE (ND) Index moved higher with Health Care and Energy posting double-digit returns. Stocks in the Consumer Discretionary, Financials, and Information Technology sectors were the weakest performers in the index, each posting a return of less than 3%. Equities in developing markets lost ground, as the MSCI Emerging Markets Index recorded a return of -2.98%.

Fixed income investments recorded modestly positive returns, as the Federal Reserve began scaling back its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, returned 1.74%, while inflation-indexed bonds posted a return of 0.70%, as measured by the Barclays U.S. TIPS Index. Speculative-grade bonds returned 4.76%, as measured by the BofA Merrill Lynch U.S. High Yield Index.

After a double-digit decline in the prior 12 months, commodities posted a solid gain for the first half of fiscal 2014. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 10.07%.

PERFORMANCE

Harbor Target Retirement 2015 Fund returned 3.21% (Institutional, Administrative, and Investor Classes) for the six months ended April 30, 2014. Every segment of the portfolio posted a positive return, with equity funds making the largest contribution to overall performance.

U.S. equity funds were a strong-performing sector of the portfolio, with returns ranging from 4% to 11%. Harbor Mid Cap Value Fund led all funds in the portfolio with a return of 11.27%. It outperformed its benchmark, the Russell Midcap® Value Index, by 158 basis points, or 1.58 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund returned 5.93%, lagging its benchmark, the Russell Midcap® Growth Index, by 11 basis points. Harbor Small Cap Growth Fund performed well in a relatively weak area of the U.S. stock market. It recorded a return of 6.29% and outdistanced its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor Small Cap Value Fund returned 4.08%, lagging its Russell 2000® Value Index benchmark by 89 basis points. Among funds focusing on stocks of larger companies, Harbor Large Cap Value Fund registered a return of 8.68%, while Harbor Capital Appreciation Fund returned 4.35%; both trailed their respective benchmarks.

15

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY—Continued

Harbor International Fund led the international and global equity segment of the portfolio with a return of 5.98%. Harbor International Fund, the largest equity component of the portfolio, outpaced its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor International Growth Fund returned 3.13%, ahead of its MSCI All Country World Ex. US (ND) Index benchmark by 22 basis points. Harbor Global Growth Fund registered a return of 2.68%, trailing its benchmark, the MSCI AC World Index, by 260 basis points.

Fixed income funds in the portfolio all posted positive results, led by Harbor High-Yield Bond Fund. The Fund returned 4.29%, lagging its BofA Merrill Lynch US High Yield Index benchmark by 47 basis points. Harbor Bond Fund, the portfolio’s largest constituent, posted a return of 1.26%, while Harbor Unconstrained Bond Fund returned 0.74%. Both trailed the 1.74% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, recorded a return of 0.82%, outpacing its Barclays U.S. TIPS Index benchmark by 12 basis points.

A rebound in commodity prices boosted overall performance, as Harbor Commodity Real Return Strategy Fund gained 9.20%, the second-highest return in the portfolio. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. For the latest six months, the Fund trailed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 87 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

16

Harbor Target Retirement 2015 Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$12,896

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$17

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	7.4%

Harbor Large Cap Value Fund	4.5%

Harbor International Growth Fund	4.0%

Harbor Capital Appreciation Fund	3.8%

Harbor Mid Cap Value Fund	2.9%

Harbor Small Cap Value Fund	2.1%

Harbor Mid Cap Growth Fund	2.0%

Harbor Small Cap Growth Fund	1.8%

Harbor Global Growth Fund	1.6%

Commodities

Harbor Commodity Real Return Strategy Fund	2.0%

Fixed Income

Harbor Bond Fund	31.7%

Harbor High-Yield Bond Fund	14.1%

Harbor Real Return Fund	10.3%

Harbor Unconstrained Bond Fund	6.8%

Short-Term Investments

Harbor Money Market Fund	5.0%

17

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2015 Fund
Institutional Class	3.21%	4.71%	10.24%	9.85%	01/02/2009	$82,456
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$120,326
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$91,748
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$63,816

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2015 Fund
Administrative Class	3.21%	4.71%	10.26%	9.85%	01/02/2009	$16,491
Investor Class	3.21%	4.71%	10.26%	9.85%	01/02/2009	$16,491
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$24,065
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$18,350
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$12,763

As stated in the Fund’s current prospectus, the expense ratios were 0.64% (Institutional Class), 0.89% (Administrative Class) and 1.01% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

18

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

HARBOR EQUITY FUNDS—30.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—17.1%
8,972	Harbor Capital Appreciation Fund	$496
23,983	Harbor Mid Cap Growth Fund	253
15,696	Harbor Small Cap Growth Fund	228
49,858	Harbor Large Cap Value Fund	584
19,712	Harbor Mid Cap Value Fund	380
10,871	Harbor Small Cap Value Fund	277

		2,218

HARBOR INTERNATIONAL EQUITY FUNDS—13.0%
12,994	Harbor International Fund	954
38,787	Harbor International Growth Fund	513
9,423	Harbor Global Growth Fund	209

		1,676

TOTAL HARBOR EQUITY FUNDS (Cost $3,404)		3,894

HARBOR COMMODITY FUNDS—2.0%
(Cost $264)
39,406	Harbor Commodity Real Return Strategy Fund	258

82,424	Harbor Unconstrained Bond Fund	$877
164,679	Harbor High-Yield Bond Fund	1,820
337,540	Harbor Bond Fund	4,098
132,771	Harbor Real Return Fund	1,338

TOTAL HARBOR FIXED INCOME FUNDS (Cost $8,323)		8,133

SHORT-TERM INVESTMENTS—5.0%
(Cost $644)
644,273	Harbor Money Market Fund	644

TOTAL INVESTMENTS—100.0% (Cost $12,635)		12,929

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$12,929

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets advanced in the first half of fiscal 2014, adding to a strong performance in the prior 12 months. Fixed income investments posted positive returns, led by high-yield bonds. Commodity prices rebounded after a steep decline in fiscal 2013.

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 7.83% for the fiscal first half. This advance followed a gain of 28.99% for the prior 12 months. In the first half of fiscal 2014, U.S. equities were led by stocks of larger companies, which returned 8.25%, as measured by the Russell 1000® Index. Shares of smaller companies, as measured by the Russell 2000® Index, lagged behind with a return of 3.08%. Value-oriented stocks outperformed growth across all market capitalization segments. The S&P 500 Index returned 8.36%, with 9 of its 10 economic sectors posting positive returns. The Energy, Health Care, Information Technology, Materials, and Utilities sectors all posted double-digit gains, while Telecommunication Services declined by less than 2%.

Equities in developed markets outside the U.S. returned 4.44%, as measured by the MSCI EAFE (ND) Index. This followed an advance of 26.88% in fiscal 2013. (All international and global returns are in U.S. dollars.) In the latest six-month period, all 10 economic sectors in the MSCI EAFE (ND) Index moved higher with Health Care and Energy posting double-digit returns. Stocks in the Consumer Discretionary, Financials, and Information Technology sectors were the weakest performers in the index, each posting a return of less than 3%. Equities in developing markets lost ground, as the MSCI Emerging Markets Index recorded a return of -2.98%.

Fixed income investments recorded modestly positive returns, as the Federal Reserve began scaling back its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, returned 1.74%, while inflation-indexed bonds posted a return of 0.70%, as measured by the Barclays U.S. TIPS Index. Speculative-grade bonds returned 4.76%, as measured by the BofA Merrill Lynch U.S. High Yield Index.

After a double-digit decline in the prior 12 months, commodities posted a solid gain for the first half of fiscal 2014. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 10.07%.

PERFORMANCE

Harbor Target Retirement 2020 Fund returned 3.68% (Institutional Class) and 3.67% (Administrative and Investor Classes) for the six months ended April 30, 2014. Every segment of the portfolio posted a positive return, with equity funds making the largest contribution to overall performance.

U.S. equity funds were a strong-performing sector of the portfolio, with returns ranging from 4% to 11%. Harbor Mid Cap Value Fund led all funds in the portfolio with a return of 11.27%. It outperformed its benchmark, the Russell Midcap® Value Index, by 158 basis points, or 1.58 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund returned 5.93%, lagging its benchmark, the Russell Midcap® Growth Index, by 11 basis points. Harbor Small Cap Growth Fund performed well in a relatively weak area of the U.S. stock market. It recorded a return of 6.29% and outdistanced its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor Small Cap Value Fund returned 4.08%, lagging its Russell 2000® Value Index benchmark by 89 basis points. Among funds focusing on stocks of larger companies, Harbor Large Cap Value Fund registered a return of 8.68%, while Harbor Capital Appreciation Fund returned 4.35%; both trailed their respective benchmarks.

20

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY—Continued

Harbor International Fund led the international and global equity segment of the portfolio with a return of 5.98%. Harbor International Fund, the largest equity component of the portfolio, outpaced its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor International Growth Fund returned 3.13%, ahead of its MSCI All Country World Ex. US (ND) Index benchmark by 22 basis points. Harbor Global Growth Fund registered a return of 2.68%, trailing its benchmark, the MSCI AC World Index, by 260 basis points.

Fixed income funds in the portfolio all posted positive results, led by Harbor High-Yield Bond Fund. The Fund returned 4.29%, lagging its BofA Merrill Lynch US High Yield Index benchmark by 47 basis points. Harbor Bond Fund, the portfolio’s largest constituent, posted a return of 1.26%, while Harbor Unconstrained Bond Fund returned 0.74%. Both trailed the 1.74% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, recorded a return of 0.82%, outpacing its Barclays U.S. TIPS Index benchmark by 12 basis points.

A rebound in commodity prices boosted overall performance, as Harbor Commodity Real Return Strategy Fund gained 9.20%, the second-highest return in the portfolio. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. For the latest six months, the Fund trailed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 87 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Target Retirement 2020 Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$28,795

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$17

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	8.7%

Harbor Large Cap Value Fund	5.3%

Harbor International Growth Fund	4.6%

Harbor Capital Appreciation Fund	4.5%

Harbor Mid Cap Value Fund	3.4%

Harbor Small Cap Value Fund	2.5%

Harbor Mid Cap Growth Fund	2.3%

Harbor Small Cap Growth Fund	2.0%

Harbor Global Growth Fund	1.9%
Commodities

Harbor Commodity Real Return Strategy Fund	3.0%

Fixed Income

Harbor Bond Fund	31.4%

Harbor High-Yield Bond Fund	15.7%

Harbor Real Return Fund	8.5%

Harbor Unconstrained Bond Fund	6.2%

22

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2020 Fund
Institutional Class	3.68%	5.94%	11.19%	10.66%	01/02/2009	$85,760
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$120,326
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$91,748
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$63,816

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2020 Fund
Administrative Class	3.67%	5.94%	11.18%	10.65%	01/02/2009	$17,140
Investor Class	3.67%	5.94%	11.18%	10.64%	01/02/2009	$17,138
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$24,065
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$18,350
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$12,763

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Institutional Class), 0.93% (Administrative Class) and 1.05% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

23

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

HARBOR EQUITY FUNDS—35.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—20.0%
23,305	Harbor Capital Appreciation Fund	$1,289
62,085	Harbor Mid Cap Growth Fund	656
40,738	Harbor Small Cap Growth Fund	592
129,417	Harbor Large Cap Value Fund	1,515
51,280	Harbor Mid Cap Value Fund	988
28,196	Harbor Small Cap Value Fund	718

		5,758

HARBOR INTERNATIONAL EQUITY FUNDS—15.2%
34,069	Harbor International Fund	2,501
101,224	Harbor International Growth Fund	1,338
24,451	Harbor Global Growth Fund	543

		4,382

TOTAL HARBOR EQUITY FUNDS (Cost $8,059)		10,140

HARBOR COMMODITY FUNDS—3.0%
(Cost $893)
132,597	Harbor Commodity Real Return Strategy Fund	868

167,273	Harbor Unconstrained Bond Fund	$1,780
409,099	Harbor High-Yield Bond Fund	4,520
746,343	Harbor Bond Fund	9,061
244,037	Harbor Real Return Fund	2,460

TOTAL HARBOR FIXED INCOME FUNDS (Cost $18,128)		17,821

TOTAL INVESTMENTS—100.0% (Cost $27,080)		28,829

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$28,829

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

24

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets advanced in the first half of fiscal 2014, adding to a strong performance in the prior 12 months. Fixed income investments posted positive returns, led by high-yield bonds. Commodity prices rebounded after a steep decline in fiscal 2013.

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 7.83% for the fiscal first half. This advance followed a gain of 28.99% for the prior 12 months. In the first half of fiscal 2014, U.S. equities were led by stocks of larger companies, which returned 8.25%, as measured by the Russell 1000® Index. Shares of smaller companies, as measured by the Russell 2000® Index, lagged behind with a return of 3.08%. Value-oriented stocks outperformed growth across all market capitalization segments. The S&P 500 Index returned 8.36%, with 9 of its 10 economic sectors posting positive returns. The Energy, Health Care, Information Technology, Materials, and Utilities sectors all posted double-digit gains, while Telecommunication Services declined by less than 2%.

Equities in developed markets outside the U.S. returned 4.44%, as measured by the MSCI EAFE (ND) Index. This followed an advance of 26.88% in fiscal 2013. (All international and global returns are in U.S. dollars.) In the latest six-month period, all 10 economic sectors in the MSCI EAFE (ND) Index moved higher with Health Care and Energy posting double-digit returns. Stocks in the Consumer Discretionary, Financials, and Information Technology sectors were the weakest performers in the index, each posting a return of less than 3%. Equities in developing markets lost ground, as the MSCI Emerging Markets Index recorded a return of -2.98%.

Fixed income investments recorded modestly positive returns, as the Federal Reserve began scaling back its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, returned 1.74%, while inflation-indexed bonds posted a return of 0.70%, as measured by the Barclays U.S. TIPS Index. Speculative-grade bonds returned 4.76%, as measured by the BofA Merrill Lynch U.S. High Yield Index.

After a double-digit decline in the prior 12 months, commodities posted a solid gain for the first half of fiscal 2014. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 10.07%.

PERFORMANCE

Harbor Target Retirement 2025 Fund returned 4.12% (Institutional, Administrative, and Investor Classes) for the six months ended April 30, 2014. Every segment of the portfolio posted a positive return, with equity funds making the largest contribution to overall performance.

U.S. equity funds were a strong-performing sector of the portfolio, with returns ranging from 4% to 11%. Harbor Mid Cap Value Fund led all funds in the portfolio with a return of 11.27%. It outperformed its benchmark, the Russell Midcap® Value Index, by 158 basis points, or 1.58 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund returned 5.93%, lagging its benchmark, the Russell Midcap® Growth Index, by 11 basis points. Harbor Small Cap Growth Fund performed well in a relatively weak area of the U.S. stock market. It recorded a return of 6.29% and outdistanced its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor Small Cap Value Fund returned 4.08%, lagging its Russell 2000® Value Index benchmark by 89 basis points. Among funds focusing on stocks of larger companies, Harbor Large Cap Value Fund registered a return of 8.68%, while Harbor Capital Appreciation Fund returned 4.35%; both trailed their respective benchmarks.

25

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY—Continued

Harbor International Fund led the international and global equity segment of the portfolio with a return of 5.98%. Harbor International Fund, the largest equity component of the portfolio, outpaced its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor International Growth Fund returned 3.13%, ahead of its MSCI All Country World Ex. US (ND) Index benchmark by 22 basis points. Harbor Global Growth Fund registered a return of 2.68%, trailing its benchmark, the MSCI AC World Index, by 260 basis points.

Fixed income funds in the portfolio all posted positive results, led by Harbor High-Yield Bond Fund. The Fund returned 4.29%, lagging its BofA Merrill Lynch US High Yield Index benchmark by 47 basis points. Harbor Bond Fund, the portfolio’s largest constituent, posted a return of 1.26%, while Harbor Unconstrained Bond Fund returned 0.74%. Both trailed the 1.74% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, recorded a return of 0.82%, outpacing its Barclays U.S. TIPS Index benchmark by 12 basis points.

A rebound in commodity prices boosted overall performance, as Harbor Commodity Real Return Strategy Fund gained 9.20%, the second-highest return in the portfolio. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. For the latest six months, the Fund trailed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 87 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

26

Harbor Target Retirement 2025 Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$10,640

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$18

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$18

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	9.8%

Harbor Large Cap Value Fund	6.0%

Harbor International Growth Fund	5.3%

Harbor Capital Appreciation Fund	5.1%

Harbor Mid Cap Value Fund	3.9%

Harbor Small Cap Value Fund	2.9%

Harbor Mid Cap Growth Fund	2.6%

Harbor Small Cap Growth Fund	2.4%

Harbor Global Growth Fund	2.1%
Commodities

Harbor Commodity Real Return Strategy Fund	4.0%

Fixed Income

Harbor Bond Fund	28.0%

Harbor High-Yield Bond Fund	16.1%

Harbor Real Return Fund	6.2%

Harbor Unconstrained Bond Fund	5.6%

27

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2025 Fund
Institutional Class	4.12%	7.39%	12.21%	11.46%	01/02/2009	$89,124
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$120,326
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$91,748
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$63,816

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2025 Fund
Administrative Class	4.12%	7.39%	12.21%	11.46%	01/02/2009	$17,825
Investor Class	4.12%	7.39%	12.21%	11.46%	01/02/2009	$17,825
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$24,065
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$18,350
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$12,763

As stated in the Fund’s current prospectus, the expense ratios were 0.69% (Institutional Class), 0.94% (Administrative Class) and 1.06% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

28

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

HARBOR EQUITY FUNDS—40.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—22.9%
9,897	Harbor Capital Appreciation Fund	$547
26,419	Harbor Mid Cap Growth Fund	279
17,294	Harbor Small Cap Growth Fund	251
54,782	Harbor Large Cap Value Fund	642
21,702	Harbor Mid Cap Value Fund	418
11,963	Harbor Small Cap Value Fund	305

		2,442

HARBOR INTERNATIONAL EQUITY FUNDS—17.2%
14,295	Harbor International Fund	1,049
42,639	Harbor International Growth Fund	564
10,376	Harbor Global Growth Fund	230

		1,843

TOTAL HARBOR EQUITY FUNDS (Cost $3,538)		4,285

HARBOR COMMODITY FUNDS—4.0%
(Cost $426)
64,827	Harbor Commodity Real Return Strategy Fund	425

HARBOR FIXED INCOME FUNDS—55.9%

Shares		Value (000s)

55,996	Harbor Unconstrained Bond Fund	$596
155,279	Harbor High-Yield Bond Fund	1,716
246,544	Harbor Bond Fund	2,993
65,576	Harbor Real Return Fund	661

TOTAL HARBOR FIXED INCOME FUNDS (Cost $6,032)		5,966

TOTAL INVESTMENTS—100.0% (Cost $9,996)		10,676

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$10,676

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets advanced in the first half of fiscal 2014, adding to a strong performance in the prior 12 months. Fixed income investments posted positive returns, led by high-yield bonds. Commodity prices rebounded after a steep decline in fiscal 2013.

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 7.83% for the fiscal first half. This advance followed a gain of 28.99% for the prior 12 months. In the first half of fiscal 2014, U.S. equities were led by stocks of larger companies, which returned 8.25%, as measured by the Russell 1000® Index. Shares of smaller companies, as measured by the Russell 2000® Index, lagged behind with a return of 3.08%. Value-oriented stocks outperformed growth across all market capitalization segments. The S&P 500 Index returned 8.36%, with 9 of its 10 economic sectors posting positive returns. The Energy, Health Care, Information Technology, Materials, and Utilities sectors all posted double-digit gains, while Telecommunication Services declined by less than 2%.

Equities in developed markets outside the U.S. returned 4.44%, as measured by the MSCI EAFE (ND) Index. This followed an advance of 26.88% in fiscal 2013. (All international and global returns are in U.S. dollars.) In the latest six-month period, all 10 economic sectors in the MSCI EAFE (ND) Index moved higher with Health Care and Energy posting double-digit returns. Stocks in the Consumer Discretionary, Financials, and Information Technology sectors were the weakest performers in the index, each posting a return of less than 3%. Equities in developing markets lost ground, as the MSCI Emerging Markets Index recorded a return of -2.98%.

Fixed income investments recorded modestly positive returns, as the Federal Reserve began scaling back its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, returned 1.74%, while inflation-indexed bonds posted a return of 0.70%, as measured by the Barclays U.S. TIPS Index. Speculative-grade bonds returned 4.76%, as measured by the BofA Merrill Lynch U.S. High Yield Index.

After a double-digit decline in the prior 12 months, commodities posted a solid gain for the first half of fiscal 2014. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 10.07%.

PERFORMANCE

Harbor Target Retirement 2030 Fund returned 4.63% (Institutional Class) and 4.54% (Administrative and Investor Classes) for the six months ended April 30, 2014. Every segment of the portfolio posted a positive return, with equity funds making the largest contribution to overall performance.

U.S. equity funds were a strong-performing sector of the portfolio, with returns ranging from 4% to 11%. Harbor Mid Cap Value Fund led all funds in the portfolio with a return of 11.27%. It outperformed its benchmark, the Russell Midcap® Value Index, by 158 basis points, or 1.58 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund returned 5.93%, lagging its benchmark, the Russell Midcap® Growth Index, by 11 basis points. Harbor Small Cap Growth Fund performed well in a relatively weak area of the U.S. stock market. It recorded a return of 6.29% and outdistanced its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor Small Cap Value Fund returned 4.08%, lagging its Russell 2000® Value Index benchmark by 89 basis points. Among funds focusing on stocks of larger companies, Harbor Large Cap Value Fund registered a return of 8.68%, while Harbor Capital Appreciation Fund returned 4.35%; both trailed their respective benchmarks.

30

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY—Continued

Harbor International Fund led the international and global equity segment of the portfolio with a return of 5.98%. Harbor International Fund, the largest equity component of the portfolio, outpaced its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor International Growth Fund returned 3.13%, ahead of its MSCI All Country World Ex. US (ND) Index benchmark by 22 basis points. Harbor Global Growth Fund registered a return of 2.68%, trailing its benchmark, the MSCI AC World Index, by 260 basis points.

Fixed income funds in the portfolio all posted positive results, led by Harbor High-Yield Bond Fund. The Fund returned 4.29%, lagging its BofA Merrill Lynch US High Yield Index benchmark by 47 basis points. Harbor Bond Fund, the portfolio’s largest constituent, posted a return of 1.26%, while Harbor Unconstrained Bond Fund returned 0.74%. Both trailed the 1.74% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, recorded a return of 0.82%, outpacing its Barclays U.S. TIPS Index benchmark by 12 basis points.

A rebound in commodity prices boosted overall performance, as Harbor Commodity Real Return Strategy Fund gained 9.20%, the second-highest return in the portfolio. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. For the latest six months, the Fund trailed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 87 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

31

Harbor Target Retirement 2030 Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$24,516

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$19

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	12.4%

Harbor Large Cap Value Fund	7.5%

Harbor International Growth Fund	6.6%

Harbor Capital Appreciation Fund	6.4%

Harbor Mid Cap Value Fund	4.9%

Harbor Small Cap Value Fund	3.5%

Harbor Mid Cap Growth Fund	3.3%

Harbor Small Cap Growth Fund	2.9%

Harbor Global Growth Fund	2.7%
Commodities

Harbor Commodity Real Return Strategy Fund	5.0%

Fixed Income

Harbor Bond Fund	23.1%

Harbor High-Yield Bond Fund	14.0%

Harbor Unconstrained Bond Fund	4.5%

Harbor Real Return Fund	3.2%

32

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2030 Fund
Institutional Class	4.63%	9.45%	13.41%	12.43%	01/02/2009	$93,339
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$120,326
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$91,748
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$63,816

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2030 Fund
Administrative Class	4.54%	9.35%	13.39%	12.42%	01/02/2009	$18,652
Investor Class	4.54%	9.35%	13.39%	12.42%	01/02/2009	$18,652
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$24,065
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$18,350
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$12,763

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

33

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

HARBOR EQUITY FUNDS—50.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—28.5%
28,335	Harbor Capital Appreciation Fund	$1,567
75,556	Harbor Mid Cap Growth Fund	799
49,567	Harbor Small Cap Growth Fund	721
157,395	Harbor Large Cap Value Fund	1,843
62,337	Harbor Mid Cap Value Fund	1,200
34,242	Harbor Small Cap Value Fund	872

		7,002

HARBOR INTERNATIONAL EQUITY FUNDS—21.7%
41,332	Harbor International Fund	3,034
123,116	Harbor International Growth Fund	1,627
29,755	Harbor Global Growth Fund	660

		5,321

TOTAL HARBOR EQUITY FUNDS (Cost $9,577)		12,323

HARBOR COMMODITY FUNDS—5.0%
(Cost $1,303)
187,100	Harbor Commodity Real Return Strategy Fund	1,226

HARBOR FIXED INCOME FUNDS—44.8%

Shares		Value (000s)

103,328	Harbor Unconstrained Bond Fund	$1,100
310,895	Harbor High-Yield Bond Fund	3,435
467,610	Harbor Bond Fund	5,677
78,698	Harbor Real Return Fund	793

TOTAL HARBOR FIXED INCOME FUNDS (Cost $11,118)		11,005

TOTAL INVESTMENTS—100.0% (Cost $21,998)		24,554

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$24,554

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets advanced in the first half of fiscal 2014, adding to a strong performance in the prior 12 months. Fixed income investments posted positive returns, led by high-yield bonds. Commodity prices rebounded after a steep decline in fiscal 2013.

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 7.83% for the fiscal first half. This advance followed a gain of 28.99% for the prior 12 months. In the first half of fiscal 2014, U.S. equities were led by stocks of larger companies, which returned 8.25%, as measured by the Russell 1000® Index. Shares of smaller companies, as measured by the Russell 2000® Index, lagged behind with a return of 3.08%. Value-oriented stocks outperformed growth across all market capitalization segments. The S&P 500 Index returned 8.36%, with 9 of its 10 economic sectors posting positive returns. The Energy, Health Care, Information Technology, Materials, and Utilities sectors all posted double-digit gains, while Telecommunication Services declined by less than 2%.

Equities in developed markets outside the U.S. returned 4.44%, as measured by the MSCI EAFE (ND) Index. This followed an advance of 26.88% in fiscal 2013. (All international and global returns are in U.S. dollars.) In the latest six-month period, all 10 economic sectors in the MSCI EAFE (ND) Index moved higher with Health Care and Energy posting double-digit returns. Stocks in the Consumer Discretionary, Financials, and Information Technology sectors were the weakest performers in the index, each posting a return of less than 3%. Equities in developing markets lost ground, as the MSCI Emerging Markets Index recorded a return of -2.98%.

Fixed income investments recorded modestly positive returns, as the Federal Reserve began scaling back its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, returned 1.74%, while inflation-indexed bonds posted a return of 0.70%, as measured by the Barclays U.S. TIPS Index. Speculative-grade bonds returned 4.76%, as measured by the BofA Merrill Lynch U.S. High Yield Index.

After a double-digit decline in the prior 12 months, commodities posted a solid gain for the first half of fiscal 2014. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 10.07%.

PERFORMANCE

Harbor Target Retirement 2035 Fund returned 4.98% (Institutional, Administrative, and Investor Classes) for the six months ended April 30, 2014. Every segment of the portfolio posted a positive return, with equity funds making the largest contribution to overall performance.

U.S. equity funds were a strong-performing sector of the portfolio, with returns ranging from 4% to 11%. Harbor Mid Cap Value Fund led all funds in the portfolio with a return of 11.27%. It outperformed its benchmark, the Russell Midcap® Value Index, by 158 basis points, or 1.58 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund returned 5.93%, lagging its benchmark, the Russell Midcap® Growth Index, by 11 basis points. Harbor Small Cap Growth Fund performed well in a relatively weak area of the U.S. stock market. It recorded a return of 6.29% and outdistanced its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor Small Cap Value Fund returned 4.08%, lagging its Russell 2000® Value Index benchmark by 89 basis points. Among funds focusing on stocks of larger companies, Harbor Large Cap Value Fund registered a return of 8.68%, while Harbor Capital Appreciation Fund returned 4.35%; both trailed their respective benchmarks.

35

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY—Continued

Harbor International Fund led the international and global equity segment of the portfolio with a return of 5.98%. Harbor International Fund, the largest equity component of the portfolio, outpaced its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor International Growth Fund returned 3.13%, ahead of its MSCI All Country World Ex. US (ND) Index benchmark by 22 basis points. Harbor Global Growth Fund registered a return of 2.68%, trailing its benchmark, the MSCI AC World Index, by 260 basis points.

Fixed income funds in the portfolio all posted positive results, led by Harbor High-Yield Bond Fund. The Fund returned 4.29%, lagging its BofA Merrill Lynch US High Yield Index benchmark by 47 basis points. Harbor Bond Fund, the portfolio’s largest constituent, posted a return of 1.26%, while Harbor Unconstrained Bond Fund returned 0.74%. Both trailed the 1.74% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, recorded a return of 0.82%, outpacing its Barclays U.S. TIPS Index benchmark by 12 basis points.

A rebound in commodity prices boosted overall performance, as Harbor Commodity Real Return Strategy Fund gained 9.20%, the second-highest return in the portfolio. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. For the latest six months, the Fund trailed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 87 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

36

Harbor Target Retirement 2035 Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$6,859

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$19

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	14.9%

Harbor Large Cap Value Fund	9.0%

Harbor International Growth Fund	8.0%

Harbor Capital Appreciation Fund	7.6%

Harbor Mid Cap Value Fund	5.9%

Harbor Small Cap Value Fund	4.2%

Harbor Mid Cap Growth Fund	3.8%

Harbor Small Cap Growth Fund	3.5%

Harbor Global Growth Fund	3.2%
Commodities

Harbor Commodity Real Return Strategy Fund	5.0%

Fixed Income

Harbor Bond Fund	17.9%

Harbor High-Yield Bond Fund	12.2%

Harbor Unconstrained Bond Fund	3.5%

Harbor Real Return Fund	1.3%

37

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2035 Fund
Institutional Class	4.98%	11.50%	14.43%	13.21%	01/02/2009	$96,837
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$120,326
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$91,748
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$63,816

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2035 Fund
Administrative Class	4.98%	11.51%	14.42%	13.20%	01/02/2009	$19,357
Investor Class	4.98%	11.51%	14.42%	13.20%	01/02/2009	$19,357
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$24,065
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$18,350
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$12,763

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

38

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

HARBOR EQUITY FUNDS—60.1%

Shares		Value (000s)
HARBOR DOMESTIC EQUITY FUNDS—34.0%
9,483	Harbor Capital Appreciation Fund	$524
25,196	Harbor Mid Cap Growth Fund	266
16,621	Harbor Small Cap Growth Fund	242
52,891	Harbor Large Cap Value Fund	619
20,966	Harbor Mid Cap Value Fund	404
11,497	Harbor Small Cap Value Fund	293

		2,348

HARBOR INTERNATIONAL EQUITY FUNDS—26.1%
13,971	Harbor International Fund	1,026
41,591	Harbor International Growth Fund	550
9,971	Harbor Global Growth Fund	221

		1,797

TOTAL HARBOR EQUITY FUNDS (Cost $3,590)		4,145

HARBOR COMMODITY FUNDS—5.0%
(Cost $341)
52,716	Harbor Commodity Real Return Strategy Fund	345

HARBOR FIXED INCOME FUNDS—34.9%

Shares		Value (000s)
22,593	Harbor Unconstrained Bond Fund	$241
76,137	Harbor High-Yield Bond Fund	841
101,509	Harbor Bond Fund	1,232
9,227	Harbor Real Return Fund	93

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,414)		2,407

TOTAL INVESTMENTS—100.0% (Cost $6,345)		6,897

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$6,897

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Target Retirement 2040 Fund

MANAGERs’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets advanced in the first half of fiscal 2014, adding to a strong performance in the prior 12 months. Fixed income investments posted positive returns, led by high-yield bonds. Commodity prices rebounded after a steep decline in fiscal 2013.

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 7.83% for the fiscal first half. This advance followed a gain of 28.99% for the prior 12 months. In the first half of fiscal 2014, U.S. equities were led by stocks of larger companies, which returned 8.25%, as measured by the Russell 1000® Index. Shares of smaller companies, as measured by the Russell 2000® Index, lagged behind with a return of 3.08%. Value-oriented stocks outperformed growth across all market capitalization segments. The S&P 500 Index returned 8.36%, with 9 of its 10 economic sectors posting positive returns. The Energy, Health Care, Information Technology, Materials, and Utilities sectors all posted double-digit gains, while Telecommunication Services declined by less than 2%.

Equities in developed markets outside the U.S. returned 4.44%, as measured by the MSCI EAFE (ND) Index. This followed an advance of 26.88% in fiscal 2013. (All international and global returns are in U.S. dollars.) In the latest six-month period, all 10 economic sectors in the MSCI EAFE (ND) Index moved higher with Health Care and Energy posting double-digit returns. Stocks in the Consumer Discretionary, Financials, and Information Technology sectors were the weakest performers in the index, each posting a return of less than 3%. Equities in developing markets lost ground, as the MSCI Emerging Markets Index recorded a return of -2.98%.

Fixed income investments recorded modestly positive returns, as the Federal Reserve began scaling back its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, returned 1.74%, while inflation-indexed bonds posted a return of 0.70%, as measured by the Barclays U.S. TIPS Index. Speculative-grade bonds returned 4.76%, as measured by the BofA Merrill Lynch U.S. High Yield Index.

After a double-digit decline in the prior 12 months, commodities posted a solid gain for the first half of fiscal 2014. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 10.07%.

PERFORMANCE

Harbor Target Retirement 2040 Fund returned 5.36% (Institutional Class) and 5.24% (Administrative and Investor Classes) for the six months ended April 30, 2014. Every segment of the portfolio posted a positive return, with equity funds making the largest contribution to overall performance.

U.S. equity funds were a strong-performing sector of the portfolio, with returns ranging from 4% to 11%. Harbor Mid Cap Value Fund led all funds in the portfolio with a return of 11.27%. It outperformed its benchmark, the Russell Midcap® Value Index, by 158 basis points, or 1.58 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund returned 5.93%, lagging its benchmark, the Russell Midcap® Growth Index, by 11 basis points. Harbor Small Cap Growth Fund performed well in a relatively weak area of the U.S. stock market. It recorded a return of 6.29% and outdistanced its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor Small Cap Value Fund returned 4.08%, lagging its Russell 2000® Value Index benchmark by 89 basis points. Among funds focusing on stocks of larger companies, Harbor Large Cap Value Fund registered a return of 8.68%, while Harbor Capital Appreciation Fund returned 4.35%; both trailed their respective benchmarks.

40

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY—Continued

Harbor International Fund led the international and global equity segment of the portfolio with a return of 5.98%. Harbor International Fund, the largest component of the portfolio, outpaced its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor International Growth Fund returned 3.13%, ahead of its MSCI All Country World Ex. US (ND) Index benchmark by 22 basis points. Harbor Global Growth Fund registered a return of 2.68%, trailing its benchmark, the MSCI AC World Index, by 260 basis points.

Fixed income funds in the portfolio all posted positive results, led by Harbor High-Yield Bond Fund. The Fund returned 4.29%, lagging its BofA Merrill Lynch US High Yield Index benchmark by 47 basis points. Harbor Bond Fund, the portfolio’s largest fixed income constituent, posted a return of 1.26%, while Harbor Unconstrained Bond Fund returned 0.74%. Both trailed the 1.74% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, recorded a return of 0.82%, outpacing its Barclays U.S. TIPS Index benchmark by 12 basis points.

A rebound in commodity prices boosted overall performance, as Harbor Commodity Real Return Strategy Fund gained 9.20%, the second-highest return in the portfolio. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. For the latest six months, the Fund trailed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 87 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Target Retirement 2040 Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$19,260

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$20

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$20

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	17.4%

Harbor Large Cap Value Fund	10.5%

Harbor International Growth Fund	9.3%

Harbor Capital Appreciation Fund	8.8%

Harbor Mid Cap Value Fund	6.8%

Harbor Small Cap Value Fund	4.9%

Harbor Mid Cap Growth Fund	4.5%

Harbor Small Cap Growth Fund	4.0%

Harbor Global Growth Fund	3.7%
Commodities

Harbor Commodity Real Return Strategy Fund	4.1%

Fixed Income

Harbor Bond Fund	13.2%

Harbor High-Yield Bond Fund	9.1%

Harbor Unconstrained Bond Fund	2.6%

Harbor Real Return Fund	1.1%

42

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2040 Fund
Institutional Class	5.36%	13.52%	15.35%	13.84%	01/02/2009	$99,740
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$120,326
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$91,748
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$63,816

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2040 Fund
Administrative Class	5.24%	13.51%	15.31%	13.84%	01/02/2009	$19,942
Investor Class	5.24%	13.51%	15.31%	13.84%	01/02/2009	$19,942
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$24,065
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$18,350
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$12,763

As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

43

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

HARBOR EQUITY FUNDS—69.9%

Shares		Value (000s)
HARBOR DOMESTIC EQUITY FUNDS—39.5%
30,726	Harbor Capital Appreciation Fund	$1,699
81,429	Harbor Mid Cap Growth Fund	861
53,622	Harbor Small Cap Growth Fund	779
172,817	Harbor Large Cap Value Fund	2,024
68,655	Harbor Mid Cap Value Fund	1,322
37,379	Harbor Small Cap Value Fund	952

		7,637

HARBOR INTERNATIONAL EQUITY FUNDS—30.4%
45,746	Harbor International Fund	3,358
135,297	Harbor International Growth Fund	1,789
32,306	Harbor Global Growth Fund	717

		5,864

TOTAL HARBOR EQUITY FUNDS (Cost $10,450)		13,501

HARBOR COMMODITY FUNDS—4.1%
(Cost $833)
119,737	Harbor Commodity Real Return Strategy Fund	784

HARBOR FIXED INCOME FUNDS—26.0%

Shares		Value (000s)
47,072	Harbor Unconstrained Bond Fund	$501
158,587	Harbor High-Yield Bond Fund	1,752
209,951	Harbor Bond Fund	2,549
21,148	Harbor Real Return Fund	213

TOTAL HARBOR FIXED INCOME FUNDS (Cost $5,033)		5,015

TOTAL INVESTMENTS—100.0% (Cost $16,316)		19,300

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$19,300

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

44

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive 34th Floor Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda Since 2009

David G. Van Hooser Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets advanced in the first half of fiscal 2014, adding to a strong performance in the prior 12 months. Fixed income investments posted positive returns, led by high-yield bonds. Commodity prices rebounded after a steep decline in fiscal 2013.

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 7.83% for the fiscal first half. This advance followed a gain of 28.99% for the prior 12 months. In the first half of fiscal 2014, U.S. equities were led by stocks of larger companies , which returned 8.25%, as measured by the Russell 1000® Index. Shares of smaller companies, as measured by the Russell 2000® Index, lagged behind with a return of 3.08%. Value-oriented stocks outperformed growth across all market capitalization segments. The S&P 500 Index returned 8.36%, with 9 of its 10 economic sectors posting positive returns. The Energy, Health Care, Information Technology, Materials, and Utilities sectors all posted double-digit gains, while Telecommunication Services declined by less than 2%.

Equities in developed markets outside the U.S. returned 4.44%, as measured by the MSCI EAFE (ND) Index. This followed an advance of 26.88% in fiscal 2013. (All international and global returns are in U.S. dollars.) In the latest six-month period, all 10 economic sectors in the MSCI EAFE (ND) Index moved higher with Health Care and Energy posting double-digit returns. Stocks in the Consumer Discretionary, Financials, and Information Technology sectors were the weakest performers in the index, each posting a return of less than 3%. Equities in developing markets lost ground, as the MSCI Emerging Markets Index recorded a return of -2.98%.

Fixed income investments recorded modestly positive returns, as the Federal Reserve began scaling back its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, returned 1.74%, while inflation-indexed bonds posted a return of 0.70%, as measured by the Barclays U.S. TIPS Index. Speculative-grade bonds returned 4.76%, as measured by the BofA Merrill Lynch U.S. High Yield Index.

After a double-digit decline in the prior 12 months, commodities posted a solid gain for the first half of fiscal 2014. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 10.07%.

PERFORMANCE

Harbor Target Retirement 2045 Fund returned 5.69% (Institutional Class) and 5.76% (Administrative and Investor Classes) for the six months ended April 30, 2014. Every segment of the portfolio posted a positive return, with equity funds making the largest contribution to overall performance.

U.S. equity funds were a strong-performing sector of the portfolio, with returns ranging from 4% to 11%. Harbor Mid Cap Value Fund led all funds in the portfolio with a return of 11.27%. It outperformed its benchmark, the Russell Midcap® Value Index, by 158 basis points, or 1.58 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund returned 5.93%, lagging its benchmark, the Russell Midcap® Growth Index, by 11 basis points. Harbor Small Cap Growth Fund performed well in a relatively weak area of the U.S. stock market. It recorded a return of 6.29% and outdistanced its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor Small Cap Value Fund returned 4.08%, lagging its Russell 2000® Value Index benchmark by 89 basis points. Among funds focusing on stocks of larger companies, Harbor Large Cap Value Fund registered a return of 8.68%, while Harbor Capital Appreciation Fund returned 4.35%; both trailed their respective benchmarks.

45

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY—Continued

Harbor International Fund led the international and global equity segment of the portfolio with a return of 5.98%. Harbor International Fund, the largest component of the portfolio, outpaced its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor International Growth Fund returned 3.13%, ahead of its MSCI All Country World Ex. US (ND) Index benchmark by 22 basis points. Harbor Global Growth Fund registered a return of 2.68%, trailing its benchmark, the MSCI AC World Index, by 260 basis points.

Fixed income funds in the portfolio all posted positive results, led by Harbor High-Yield Bond Fund. The Fund returned 4.29%, lagging its BofA Merrill Lynch US High Yield Index benchmark by 47 basis points. Harbor Bond Fund, the portfolio’s largest fixed income constituent, posted a return of 1.26%, while Harbor Unconstrained Bond Fund returned 0.74%. Both trailed the 1.74% return of the Barclays U.S. Aggregate Bond Index.

A rebound in commodity prices boosted overall performance, as Harbor Commodity Real Return Strategy Fund gained 9.20%, the second-highest return in the portfolio. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. For the latest six months, the Fund trailed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 87 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

46

Harbor Target Retirement 2045 Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$3,843

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$21

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$20

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	19.9%

Harbor Large Cap Value Fund	12.0%

Harbor International Growth Fund	10.6%

Harbor Capital Appreciation Fund	10.1%

Harbor Mid Cap Value Fund	7.8%

Harbor Small Cap Value Fund	5.7%

Harbor Mid Cap Growth Fund	5.1%

Harbor Small Cap Growth Fund	4.6%

Harbor Global Growth Fund	4.2%
Commodities

Harbor Commodity Real Return Strategy Fund	4.0%

Fixed Income

Harbor Bond Fund	8.0%

Harbor High-Yield Bond Fund	6.4%

Harbor Unconstrained Bond Fund	1.6%

47

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2045 Fund
Institutional Class	5.69%	15.48%	16.12%	14.36%	01/02/2009	$102,185
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$120,326
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$91,748
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$63,816

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2045 Fund
Administrative Class	5.76%	15.48%	16.12%	14.36%	01/02/2009	$20,437
Investor Class	5.76%	15.48%	16.12%	14.36%	01/02/2009	$20,437
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$24,065
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$18,350
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$12,763

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

48

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

HARBOR EQUITY FUNDS—80.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—45.3%
7,084	Harbor Capital Appreciation Fund	$392
18,805	Harbor Mid Cap Growth Fund	199
12,370	Harbor Small Cap Growth Fund	180
39,715	Harbor Large Cap Value Fund	465
15,746	Harbor Mid Cap Value Fund	303
8,606	Harbor Small Cap Value Fund	219

		1,758

HARBOR INTERNATIONAL EQUITY FUNDS—34.7%
10,500	Harbor International Fund	771
31,101	Harbor International Growth Fund	411
7,450	Harbor Global Growth Fund	165

		1,347

TOTAL HARBOR EQUITY FUNDS (Cost $2,641)		3,105

HARBOR COMMODITY FUNDS—4.0%
(Cost $158)
24,000	Harbor Commodity Real Return Strategy Fund	157

HARBOR FIXED INCOME FUNDS—16.0%

Shares		Value (000s)

5,838	Harbor Unconstrained Bond Fund	$62
22,494	Harbor High-Yield Bond Fund	249
25,642	Harbor Bond Fund	311

TOTAL HARBOR FIXED INCOME FUNDS (Cost $625)		622

TOTAL INVESTMENTS—100.0% (Cost $3,424)		3,884

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$3,884

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception

in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets advanced in the first half of fiscal 2014, adding to a strong performance in the prior 12 months. Fixed income investments posted positive returns, led by high-yield bonds. Commodity prices rebounded after a steep decline in fiscal 2013.

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 7.83% for the fiscal first half. This advance followed a gain of 28.99% for the prior 12 months. In the first half of fiscal 2014, U.S. equities were led by stocks of larger companies , which returned 8.25%, as measured by the Russell 1000® Index. Shares of smaller companies, as measured by the Russell 2000® Index, lagged behind with a return of 3.08%. Value-oriented stocks outperformed growth across all market capitalization segments. The S&P 500 Index returned 8.36%, with 9 of its 10 economic sectors posting positive returns. The Energy, Health Care, Information Technology, Materials, and Utilities sectors all posted double-digit gains, while Telecommunication Services declined by less than 2%.

Equities in developed markets outside the U.S. returned 4.44%, as measured by the MSCI EAFE (ND) Index. This followed an advance of 26.88% in fiscal 2013. (All international and global returns are in U.S. dollars.) In the latest six-month period, all 10 economic sectors in the MSCI EAFE (ND) Index moved higher with Health Care and Energy posting double-digit returns. Stocks in the Consumer Discretionary, Financials, and Information Technology sectors were the weakest performers in the index, each posting a return of less than 3%. Equities in developing markets lost ground, as the MSCI Emerging Markets Index recorded a return of -2.98%.

Fixed income investments recorded modestly positive returns, as the Federal Reserve began scaling back its quantitative easing program. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. investment-grade bond market, returned 1.74%, while inflation-indexed bonds posted a return of 0.70%, as measured by the Barclays U.S. TIPS Index. Speculative-grade bonds returned 4.76%, as measured by the BofA Merrill Lynch U.S. High Yield Index.

After a double-digit decline in the prior 12 months, commodities posted a solid gain for the first half of fiscal 2014. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 10.07%.

PERFORMANCE

Harbor Target Retirement 2050 Fund returned 5.92% (Institutional Class) and 5.91% (Administrative and Investor Classes) for the six months ended April 30, 2014. Every segment of the portfolio posted a positive return, with equity funds making the largest contribution to overall performance.

U.S. equity funds were a strong-performing sector of the portfolio, with returns ranging from 4% to 11%. Harbor Mid Cap Value Fund led all funds in the portfolio with a return of 11.27%. It outperformed its benchmark, the Russell Midcap® Value Index, by 158 basis points, or 1.58 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund returned 5.93%, lagging its benchmark, the Russell Midcap® Growth Index, by 11 basis points. Harbor Small Cap Growth Fund performed well in a relatively weak area of the U.S. stock market. It recorded a return of 6.29% and outdistanced its Russell 2000® Growth Fund benchmark by 502 basis points. Harbor Small Cap Value Fund returned 4.08%, lagging its Russell 2000® Value Index benchmark by 89 basis points. Among funds focusing on stocks of larger companies, Harbor Large Cap Value Fund registered a return of 8.68%, while Harbor Capital Appreciation Fund returned 4.35%; both trailed their respective benchmarks.

50

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY—Continued

Harbor International Fund led the international and global equity segment of the portfolio with a return of 5.98%. Harbor International Fund, the largest component of the portfolio, outpaced its MSCI EAFE (ND) Index benchmark by 154 basis points. Harbor International Growth Fund returned 3.13%, ahead of its MSCI All Country World Ex. US (ND) Index benchmark by 22 basis points. Harbor Global Growth Fund registered a return of 2.68%, trailing its benchmark, the MSCI AC World Index, by 260 basis points.

Fixed income funds in the portfolio all posted positive results, led by Harbor High-Yield Bond Fund. The Fund returned 4.29%, lagging its BofA Merrill Lynch US High Yield Index benchmark by 47 basis points. Harbor Bond Fund, the portfolio’s largest fixed income constituent, posted a return of 1.26%, while Harbor Unconstrained Bond Fund returned 0.74%. Both trailed the 1.74% return of the Barclays U.S. Aggregate Bond Index.

A rebound in commodity prices boosted overall performance, as Harbor Commodity Real Return Strategy Fund gained 9.20%, the second-highest return in the portfolio. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. For the latest six months, the Fund trailed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 87 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

51

Harbor Target Retirement 2050 Fund

FUND SUMMARY—April 30, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$20,426

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$21

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$21

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	22.3%

Harbor Large Cap Value Fund	13.5%

Harbor International Growth Fund	12.0%

Harbor Capital Appreciation Fund	11.4%

Harbor Mid Cap Value Fund	8.8%

Harbor Small Cap Value Fund	6.3%

Harbor Mid Cap Growth Fund	5.8%

Harbor Small Cap Growth Fund	5.2%

Harbor Global Growth Fund	4.8%

Commodities

Harbor Commodity Real Return Strategy Fund	3.0%

Fixed Income

Harbor Bond Fund	3.4%

Harbor High-Yield Bond Fund	2.8%

Harbor Unconstrained Bond Fund	0.7%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

52

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2050 Fund
Institutional Class	5.92%	17.05%	16.55%	14.74%	01/02/2009	$103,993
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$120,326
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$91,748
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$63,816

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2014
Harbor Target Retirement 2050 Fund
Administrative Class	5.91%	17.03%	16.54%	14.75%	01/02/2009	$20,808
Investor Class	5.91%	17.03%	16.54%	14.75%	01/02/2009	$20,808
Comparative Indices
Russell 3000®	7.83%	20.78%	19.54%	17.93%	—	$24,065
MSCI EAFE (ND)	4.44%	13.35%	13.58%	12.07%	—	$18,350
Barclays U.S. Aggregate Bond	1.74%	-0.26%	4.88%	4.69%	—	$12,763

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

53

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2014 (Unaudited)

HARBOR EQUITY FUNDS—90.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—51.0%
42,121	Harbor Capital Appreciation Fund	$2,329
111,942	Harbor Mid Cap Growth Fund	1,183
73,752	Harbor Small Cap Growth Fund	1,072
235,652	Harbor Large Cap Value Fund	2,760
93,543	Harbor Mid Cap Value Fund	1,802
51,129	Harbor Small Cap Value Fund	1,302

		10,448

HARBOR INTERNATIONAL EQUITY FUNDS—39.1%
62,201	Harbor International Fund	4,566
184,896	Harbor International Growth Fund	2,444
44,322	Harbor Global Growth Fund	983

		7,993

TOTAL HARBOR EQUITY FUNDS (Cost $14,425)		18,441

HARBOR COMMODITY FUNDS—3.0%
(Cost $623)
93,106	Harbor Commodity Real Return Strategy Fund	610

HARBOR FIXED INCOME FUNDS—6.9%

Shares		Value (000s)

13,323	Harbor Unconstrained Bond Fund	$142
51,297	Harbor High-Yield Bond Fund	567
58,309	Harbor Bond Fund	708

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,421)		1,417

TOTAL INVESTMENTS—100.0% (Cost $16,469)		20,468

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$20,468

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2013 or April 30, 2014, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

54

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2014 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$15,277	$2,743	$12,635	$27,080	$9,996	$21,998	$6,345	$16,316	$3,424	$16,469
Investments in affiliated funds, at value	$15,681	$2,757	$12,929	$28,829	$10,676	$24,554	$6,897	$19,300	$3,884	$20,468
Receivables for:
Investments in affiliated funds sold	—	—	12	—	—	—	—	4	5	4
Total Assets	15,681	2,757	12,941	28,829	10,676	24,554	6,897	19,304	3,889	20,472
LIABILITIES
Payables for:
Capital shares reacquired	—	—	12	—	—	—	—	4	5	4
Total Liabilities	—	—	12	—	—	—	—	4	5	4
NET ASSETS	$15,681	$2,757	$12,929	$28,829	$10,676	$24,554	$6,897	$19,300	$3,884	$20,468
Net Assets Consist of:
Paid-in capital	$15,035	$2,687	$12,381	$26,339	$9,729	$20,994	$6,096	$15,498	$3,266	$15,410
Accumulated undistributed net investment income/(loss)	(99)	(10)	(36)	(83)	(25)	(81)	(21)	(93)	(23)	(139)
Accumulated net realized gain/(loss)	341	66	290	824	292	1,085	270	911	181	1,198
Unrealized appreciation/(depreciation) of investments	404	14	294	1,749	680	2,556	552	2,984	460	3,999
	$15,681	$2,757	$12,929	$28,829	$10,676	$24,554	$6,897	$19,300	$3,884	$20,468
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$15,651	$2,726	$12,896	$28,795	$10,640	$24,516	$6,859	$19,260	$3,843	$20,426
Shares of beneficial interest[1]	1,621	251	1,120	2,746	799	2,470	465	1,984	256	1,821
Net asset value per share[2]	$9.65	$10.85	$11.51	$10.49	$13.32	$9.93	$14.75	$9.71	$14.96	$11.22
Administrative Class
Net assets	$15	$15	$16	$17	$18	$19	$19	$20	$21	$21
Shares of beneficial interest[1]	2	1	1	2	1	2	1	2	1	2
Net asset value per share[2]	$9.65	$10.84	$11.51	$10.48	$13.32	$9.92	$14.74	$9.71	$14.96	$11.23
Investor Class
Net assets	$15	$16	$17	$17	$18	$19	$19	$20	$20	$21
Shares of beneficial interest[1]	2	1	1	2	1	2	1	2	1	2
Net asset value per share[2]	$9.65	$10.84	$11.51	$10.48	$13.32	$9.92	$14.74	$9.71	$14.96	$11.23

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2014 (Unaudited)

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$212	$38	$172	$407	$136	$328	$71	$222	$40	$203
Total Investment Income	212	38	172	407	136	328	71	222	40	203
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—	—	—	—	—
Expenses waived	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	212	38	172	407	136	328	71	222	40	203
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	150	33	206	457	166	670	168	497	82	654
Distributions received from affiliated funds	259	47	238	582	204	580	143	530	113	660
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(235)	(47)	(209)	(417)	(99)	(496)	(97)	(279)	(31)	(368)
Net gain/(loss) on investment transactions	174	33	235	622	271	754	214	748	164	946
Net Increase/(Decrease) in Net Assets Resulting from Operations	$386	$71	$407	$1,029	$407	$1,082	$285	$970	$204	$1,149

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$212	$382	$38	$64	$172	$279	$407	$729
Net realized gain/(loss) on sale of affiliated funds	150	206	33	58	206	364	457	644
Realized gain distributions received from affiliated funds	259	359	47	50	238	218	582	541
Net unrealized appreciation/(depreciation) on affiliated funds	(235)	(255)	(47)	(61)	(209)	(13)	(417)	582
Net increase/(decrease) in assets resulting from operations	386	692	71	111	407	848	1,029	2,496
Distributions to Shareholders
Net investment income:
Institutional Class	(327)	(615)	(78)	(105)	(327)	(428)	(783)	(1,100)
Administrative Class	(1)	(1)	(1)	—	(1)	(1)	—	(1)
Investor Class	—	(1)	—	(1)	—	(1)	—	(1)
Net realized gain on investments:
Institutional Class	(334)	(270)	(45)	(65)	(429)	(86)	(956)	(535)
Administrative Class	—	—	(1)	(1)	—	—	(1)	(1)
Investor Class	—	—	—	—	(1)	—	(1)	—
Total distributions to shareholders	(662)	(887)	(125)	(172)	(758)	(516)	(1,741)	(1,638)
Net Increase/(Decrease) Derived from Capital Share Transactions	418	(677)	(94)	610	2,594	(508)	2,111	(1,811)
Net increase/(decrease) in net assets	142	(872)	(148)	549	2,243	(176)	1,399	(953)
Net Assets
Beginning of period	15,539	16,411	2,905	2,356	10,686	10,862	27,430	28,383
End of period*	$15,681	$15,539	$2,757	$2,905	$12,929	$10,686	$28,829	$27,430
* Includes accumulated undistributed net investment income/(loss) of:	$(99)	$17	$(10)	$31	$(36)	$120	$(83)	$293

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$136	$204	$328	$579	$71	$82	$222	$384	$40	$48	$203	$311

166	117	670	890	168	21	497	908	82	75	654	982

204	125	580	329	143	38	530	163	113	17	660	107

(99)	432	(496)	1,338	(97)	493	(279)	1,747	(31)	411	(368)	2,419

407	878	1,082	3,136	285	634	970	3,202	204	551	1,149	3,819

(247)	(264)	(618)	(780)	(121)	(92)	(413)	(456)	(72)	(48)	(381)	(344)
—	(1)	(1)	—	(1)	(1)	(1)	(1)	(1)	(1)	(1)	—
—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)

(201)	(107)	(1,098)	(708)	(52)	(63)	(1,030)	(1,147)	(93)	(21)	(1,100)	(1,260)
(1)	—	—	(1)	—	—	(1)	(1)	—	—	(2)	(2)
—	—	(1)	—	—	—	(1)	(1)	(1)	—	(1)	(1)
(449)	(373)	(1,718)	(1,490)	(174)	(157)	(1,446)	(1,607)	(167)	(71)	(1,485)	(1,608)

1,956	1,022	1,160	(510)	1,352	2,131	1,775	820	468	957	1,595	2,451
1,914	1,527	524	1,136	1,463	2,608	1,299	2,415	505	1,437	1,259	4,662

8,762	7,235	24,030	22,894	5,434	2,826	18,001	15,586	3,379	1,942	19,209	14,547
$10,676	$8,762	$24,554	$24,030	$6,897	$5,434	$19,300	$18,001	$3,884	$3,379	$20,468	$19,209

$(24)	$86	$(81)	$210	$(20)	$30	$(93)	$99	$(23)	$10	$(138)	$40

58

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$635	$2,348	$437	$1,797	$3,671	$4,921	$3,063	$8,604
Reinvested distributions	661	885	123	170	756	514	1,740	1,635
Cost of shares reacquired	(879)	(3,912)	(655)	(1,359)	(1,834)	(5,945)	(2,694)	(12,052)
Net increase/(decrease) in net assets	$417	$(679)	$(95)	$608	$2,593	$(510)	$2,109	$(1,813)
Administrative Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	1	1	1	1	1	1	1
Net increase/(decrease) in net assets	$1	$1	$1	$1	$1	$1	$1	$1
Investor Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	—	1	—	1	—	1	1	1
Net increase/(decrease) in net assets	$—	$1	$—	$1	$—	$1	$1	$1
SHARES
Institutional Class
Shares sold	65	241	40	164	314	427	291	826
Shares issued due to reinvestment of distributions	70	92	11	16	67	46	171	163
Shares reacquired	(91)	(402)	(60)	(126)	(159)	(515)	(259)	(1,165)
Net increase/(decrease) in shares outstanding	44	(69)	(9)	54	222	(42)	203	(176)
Beginning of period	1,577	1,646	260	206	898	940	2,543	2,719
End of period	1,621	1,577	251	260	1,120	898	2,746	2,543
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	1	—	—	—	—	—	1	—
Net increase/(decrease) in shares outstanding	1	—	—	—	—	—	1	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	2	1	1	1	1	1	2	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	1	—	—	—	—	—	1	—
Net increase/(decrease) in shares outstanding	1	—	—	—	—	—	1	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	2	1	1	1	1	1	2	1

The accompanying notes are an integral part of the Financial Statements.

59

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through April 30, 2014	November 1, 2012 through October 31, 2013
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$2,183	$2,642	$1,884	$5,710	$1,965	$2,381	$1,616	$3,018	$568	$1,501	$1,974	$4,402
448	371	1,716	1,488	173	155	1,442	1,603	165	69	1,481	1,604
(676)	(1,993)	(2,441)	(7,710)	(787)	(407)	(1,286)	(3,805)	(267)	(615)	(1,863)	(3,559)
$1,955	$1,020	$1,159	$(512)	$1,351	$2,129	$1,772	$816	$466	$955	$1,592	$2,447

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	1	1	1	1	1	2	2	1	1	2	2
$1	$1	$1	$1	$1	$1	$2	$2	$1	$1	$2	$2

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
—	1	—	1	—	1	1	2	1	1	1	2
$—	$1	$—	$1	$—	$1	$1	$2	$1	$1	$1	$2

165	206	190	592	135	175	166	326	38	111	176	420
35	30	179	161	12	12	154	185	11	6	138	168
(51)	(154)	(247)	(797)	(54)	(30)	(131)	(409)	(18)	(45)	(166)	(342)
149	82	122	(44)	93	157	189	102	31	72	148	246
650	568	2,348	2,392	372	215	1,795	1,693	225	153	1,673	1,427
799	650	2,470	2,348	465	372	1,984	1,795	256	225	1,821	1,673

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1
1	1	2	2	1	1	2	2	1	1	2	1
1	1	2	2	1	1	2	2	1	1	2	2

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1
1	1	2	2	1	1	2	2	1	1	2	1
1	1	2	2	1	1	2	2	1	1	2	2

60

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$9.83	$9.95	$10.14	$11.38	$11.01	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.13	0.23	0.23	0.30	0.26	0.14
Net realized and unrealized gains/(losses) on investments	0.11	0.20	0.61	(0.08)	0.96	1.00
Total from investment operations	0.24	0.43	0.84	0.22	1.22	1.14
Less Distributions
Dividends from net investment income	(0.21)	(0.38)	(0.31)	(0.51)	(0.31)	(0.13)
Distributions from net realized capital gains[1]	(0.21)	(0.17)	(0.72)	(0.95)	(0.54)	—
Total distributions	(0.42)	(0.55)	(1.03)	(1.46)	(0.85)	(0.13)
Net asset value end of period	9.65	9.83	9.95	10.14	11.38	11.01
Net assets end of period (000s)	$15,651	$15,510	$16,383	$15,920	$16,097	$16,386
Ratios and Supplemental Data (%)
Total return[b]	2.52%[c]	4.49%	9.23%	2.44%	11.72%	11.42%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.74 [d]	2.36	2.26	2.51	2.30	1.99	[d]
Portfolio turnover[3]	7 [c]	28	21	42	37	77	[c]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$11.06	$11.32	$10.94	$12.15	$11.41	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.16	0.30	0.26	0.35	0.29	0.11
Net realized and unrealized gains/(losses) on investments	0.12	0.25	0.70	(0.05)	1.11	1.30
Total from investment operations	0.28	0.55	0.96	0.30	1.40	1.41
Less Distributions
Dividends from net investment income	(0.31)	(0.50)	(0.31)	(0.49)	(0.30)	—
Distributions from net realized capital gains[1]	(0.18)	(0.31)	(0.27)	(1.02)	(0.36)	—
Total distributions	(0.49)	(0.81)	(0.58)	(1.51)	(0.66)	—
Net asset value end of period	10.85	11.06	11.32	10.94	12.15	11.41
Net assets end of period (000s)	$2,726	$2,875	$2,327	$3,666	$1,664	$1,403
Ratios and Supplemental Data (%)
Total return[b]	2.67%[c]	5.20%	9.38%	2.87%	12.87%	14.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.76 [d]	2.19	2.32	2.53	2.24	2.06	[d]
Portfolio turnover[3]	22 [c]	64	36	62	108	49	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012	2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$9.83	$9.95	$10.13	$11.37	$11.01	$10.00		$9.83	$9.95	$10.13	$11.37	$11.01	$10.00

0.14	0.24	0.23	0.30	0.26	0.14		0.14	0.24	0.23	0.30	0.26	0.14
0.10	0.19	0.62	(0.08)	0.95	1.00		0.10	0.19	0.62	(0.08)	0.95	1.00
0.24	0.43	0.85	0.22	1.21	1.14		0.24	0.43	0.85	0.22	1.21	1.14

(0.21)	(0.38)	(0.31)	(0.51)	(0.31)	(0.13)		(0.21)	(0.38)	(0.31)	(0.51)	(0.31)	(0.13)
(0.21)	(0.17)	(0.72)	(0.95)	(0.54)	—		(0.21)	(0.17)	(0.72)	(0.95)	(0.54)	—
(0.42)	(0.55)	(1.03)	(1.46)	(0.85)	(0.13)		(0.42)	(0.55)	(1.03)	(1.46)	(0.85)	(0.13)
9.65	9.83	9.95	10.13	11.37	11.01		9.65	9.83	9.95	10.13	11.37	11.01
$15	$14	$14	$13	$12	$11		$15	$15	$14	$13	$12	$11

2.52%[c]	4.49%	9.34%	2.43%	11.62%	11.42%[c]		2.52%[c]	4.49%	9.34%	2.42%	11.62%	11.42%[c]
0.25 [d]	0.25	0.25	0.25	0.25	0.30	[d]	0.37 [d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—	—		—	—	—	—	—	—
2.72 [a,d]	2.35 [a]	2.24 [a]	2.50 [a]	2.29 [a]	1.66	[a,d]	2.73 [a,d]	2.35 [a]	2.24 [a]	2.50 [a]	2.29 [a]	1.66	[a,d]
7 [c]	28	21	42	37	77	[c]	7 [c]	28	21	42	37	77	[c]

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012	2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$11.06	$11.31	$10.94	$12.14	$11.41	$10.00		$11.06	$11.31	$10.94	$12.14	$11.41	$10.00

0.15	0.27	0.24	0.31	0.27	0.14		0.15	0.27	0.24	0.31	0.27	0.14
0.12	0.29	0.71	— *	1.12	1.27		0.12	0.29	0.71	— *	1.12	1.27
0.27	0.56	0.95	0.31	1.39	1.41		0.27	0.56	0.95	0.31	1.39	1.41

(0.31)	(0.50)	(0.31)	(0.49)	(0.30)	—		(0.31)	(0.50)	(0.31)	(0.49)	(0.30)	—
(0.18)	(0.31)	(0.27)	(1.02)	(0.36)	—		(0.18)	(0.31)	(0.27)	(1.02)	(0.36)	—
(0.49)	(0.81)	(0.58)	(1.51)	(0.66)	—		(0.49)	(0.81)	(0.58)	(1.51)	(0.66)	—
10.84	11.06	11.31	10.94	12.14	11.41		10.84	11.06	11.31	10.94	12.14	11.41
$15	$15	$14	$13	$13	$11		$16	$15	$15	$13	$13	$11

2.58%[c]	5.30%	9.29%	2.97%	12.77%	14.10%[c]		2.58%[c]	5.30%	9.29%	2.97%	12.77%	14.10%[c]
0.25 [d]	0.25	0.25	0.25	0.25	0.30	[d]	0.37 [d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—	—		—	—	—	—	—	—
2.73 [a,d]	2.37 [a]	2.20 [a]	2.56 [a]	2.32 [a]	1.66	[a,d]	2.73 [a,d]	2.37 [a]	2.20 [a]	2.57 [a]	2.33 [a]	1.66	[a,d]
22 [c]	64	36	62	108	49	[c]	22 [c]	64	36	62	108	49	[c]

62

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$11.87	$11.52	$11.47	$12.26	$11.56	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.15	0.28	0.29	0.31	0.28	0.12
Net realized and unrealized gains/(losses) on investments	0.21	0.60	0.69	— *	1.24	1.44
Total from investment operations	0.36	0.88	0.98	0.31	1.52	1.56
Less Distributions
Dividends from net investment income	(0.31)	(0.44)	(0.36)	(0.47)	(0.32)	—
Distributions from net realized capital gains[1]	(0.41)	(0.09)	(0.57)	(0.63)	(0.50)	—
Total distributions	(0.72)	(0.53)	(0.93)	(1.10)	(0.82)	—
Net asset value end of period	11.51	11.87	11.52	11.47	12.26	11.56
Net assets end of period (000s)	$12,896	$10,654	$10,832	$10,576	$6,645	$4,765
Ratios and Supplemental Data (%)
Total return[b]	3.21%[c]	7.89%	9.49%	2.76%	13.86%	15.60%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.76 [d]	2.43	2.14	2.77	2.47	2.06	[d]
Portfolio turnover[3]	15 [c]	48	50	57	74	63	[c]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$10.78	$10.43	$10.92	$12.15	$11.68	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.15	0.26	0.25	0.34	0.31	0.15
Net realized and unrealized gains/(losses) on investments	0.23	0.68	0.64	(0.02)	1.28	1.53
Total from investment operations	0.38	0.94	0.89	0.32	1.59	1.68
Less Distributions
Dividends from net investment income	(0.30)	(0.40)	(0.32)	(0.50)	(0.37)	—
Distributions from net realized capital gains[1]	(0.37)	(0.19)	(1.06)	(1.05)	(0.75)	—
Total distributions	(0.67)	(0.59)	(1.38)	(1.55)	(1.12)	—
Net asset value end of period	10.49	10.78	10.43	10.92	12.15	11.68
Net assets end of period (000s)	$28,795	$27,397	$28,353	$25,646	$23,929	$19,299
Ratios and Supplemental Data (%)
Total return[b]	3.68%[c]	9.43%	9.71%	2.91%	14.64%	16.80%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.90 [d]	2.56	2.25	2.76	2.53	2.17	[d]
Portfolio turnover[3]	12 [c]	36	22	48	44	56	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012	2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$11.87	$11.52	$11.47	$12.26	$11.56	$10.00		$11.87	$11.52	$11.47	$12.26	$11.56	$10.00

0.15	0.27	0.24	0.32	0.30	0.15		0.15	0.27	0.24	0.32	0.30	0.15
0.21	0.61	0.74	(0.01)	1.22	1.41		0.21	0.61	0.74	(0.01)	1.22	1.41
0.36	0.88	0.98	0.31	1.52	1.56		0.36	0.88	0.98	0.31	1.52	1.56

(0.31)	(0.44)	(0.36)	(0.47)	(0.32)	—		(0.31)	(0.44)	(0.36)	(0.47)	(0.32)	—
(0.41)	(0.09)	(0.57)	(0.63)	(0.50)	—		(0.41)	(0.09)	(0.57)	(0.63)	(0.50)	—
(0.72)	(0.53)	(0.93)	(1.10)	(0.82)	—		(0.72)	(0.53)	(0.93)	(1.10)	(0.82)	—
11.51	11.87	11.52	11.47	12.26	11.56		11.51	11.87	11.52	11.47	12.26	11.56
$16	$16	$15	$14	$13	$12		$17	$16	$15	$14	$13	$12

3.21%[c]	7.89%	9.49%	2.76%	13.86%	15.60%[c]		3.21%[c]	7.89%	9.49%	2.76%	13.86%	15.60%[c]
0.25 [d]	0.25	0.25	0.25	0.25	0.30	[d]	0.37 [d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—	—		—	—	—	—	—	—
2.72 [a,d]	2.40 [a]	2.21 [a]	2.70 [a]	2.49 [a]	1.75	[a,d]	2.72 [a,d]	2.40 [a]	2.21 [a]	2.70 [a]	2.49 [a]	1.75	[a,d]
15 [c]	48	50	57	74	63	[c]	15 [c]	48	50	57	74	63	[c]

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012	2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$10.77	$10.42	$10.91	$12.15	$11.68	$10.00		$10.77	$10.43	$10.92	$12.15	$11.68	$10.00

0.15	0.26	0.23	0.33	0.31	0.15		0.15	0.26	0.23	0.33	0.31	0.15
0.23	0.68	0.66	(0.02)	1.28	1.53		0.23	0.67	0.66	(0.01)	1.28	1.53
0.38	0.94	0.89	0.31	1.59	1.68		0.38	0.93	0.89	0.32	1.59	1.68

(0.30)	(0.40)	(0.32)	(0.50)	(0.37)	—		(0.30)	(0.40)	(0.32)	(0.50)	(0.37)	—
(0.37)	(0.19)	(1.06)	(1.05)	(0.75)	—		(0.37)	(0.19)	(1.06)	(1.05)	(0.75)	—
(0.67)	(0.59)	(1.38)	(1.55)	(1.12)	—		(0.67)	(0.59)	(1.38)	(1.55)	(1.12)	—
10.48	10.77	10.42	10.91	12.15	11.68		10.48	10.77	10.43	10.92	12.15	11.68
$17	$16	$15	$14	$13	$12		$17	$17	$15	$14	$13	$12

3.67%[c]	9.44%	9.72%	2.82%	14.65%	16.80%[c]		3.67%[c]	9.34%	9.71%	2.91%	14.65%	16.80%[c]
0.25 [d]	0.25	0.25	0.25	0.25	0.30	[d]	0.37 [d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—	—		—	—	—	—	—	—
2.87 [a,d]	2.50 [a]	2.25 [a]	2.75 [a]	2.58 [a]	1.77	[a,d]	2.87 [a,d]	2.50 [a]	2.25 [a]	2.75 [a]	2.58 [a]	1.77	[a,d]
12 [c]	36	22	48	44	56	[c]	12 [c]	36	22	48	44	56	[c]

64

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$13.44	$12.69	$12.50	$13.10	$11.81	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.20	0.34	0.27	0.36	0.32	0.10
Net realized and unrealized gains/(losses) on investments	0.33	1.04	0.81	(0.02)	1.48	1.71
Total from investment operations	0.53	1.38	1.08	0.34	1.80	1.81
Less Distributions
Dividends from net investment income	(0.36)	(0.45)	(0.32)	(0.47)	(0.33)	—
Distributions from net realized capital gains[1]	(0.29)	(0.18)	(0.57)	(0.47)	(0.18)	—
Total distributions	(0.65)	(0.63)	(0.89)	(0.94)	(0.51)	—
Net asset value end of period	13.32	13.44	12.69	12.50	13.10	11.81
Net assets end of period (000s)	$10,640	$8,728	$7,204	$5,683	$3,782	$1,855
Ratios and Supplemental Data (%)
Total return[b]	4.12%[c]	11.33%	9.62%	2.69%	15.67%	18.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.75 [d]	2.44	2.18	2.59	2.32	2.06	[d]
Portfolio turnover[3]	13 [c]	32	30	41	35	29	[c]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$10.22	$9.56	$10.59	$12.34	$11.92	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.14	0.25	0.21	0.30	0.30	0.14
Net realized and unrealized gains/(losses) on investments	0.31	1.04	0.56	0.03	1.50	1.78
Total from investment operations	0.45	1.29	0.77	0.33	1.80	1.92
Less Distributions
Dividends from net investment income	(0.27)	(0.33)	(0.26)	(0.44)	(0.35)	—
Distributions from net realized capital gains[1]	(0.47)	(0.30)	(1.54)	(1.64)	(1.03)	—
Total distributions	(0.74)	(0.63)	(1.80)	(2.08)	(1.38)	—
Net asset value end of period	9.93	10.22	9.56	10.59	12.34	11.92
Net assets end of period (000s)	$24,516	$23,994	$22,862	$22,478	$26,393	$23,695
Ratios and Supplemental Data (%)
Total return[b]	4.63%[c]	14.19%	9.64%	2.75%	16.35%	19.20%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.73 [d]	2.42	2.03	2.55	2.37	1.92	[d]
Portfolio turnover[3]	14 [c]	31	27	39	44	66	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012	2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$13.44	$12.69	$12.50	$13.10	$11.81	$10.00		$13.44	$12.69	$12.50	$13.10	$11.81	$10.00

0.18	0.32	0.26	0.34	0.32	0.15		0.18	0.32	0.26	0.34	0.32	0.15
0.35	1.06	0.82	— *	1.48	1.66		0.35	1.06	0.82	— *	1.48	1.66
0.53	1.38	1.08	0.34	1.80	1.81		0.53	1.38	1.08	0.34	1.80	1.81

(0.36)	(0.45)	(0.32)	(0.47)	(0.33)	—		(0.36)	(0.45)	(0.32)	(0.47)	(0.33)	—
(0.29)	(0.18)	(0.57)	(0.47)	(0.18)	—		(0.29)	(0.18)	(0.57)	(0.47)	(0.18)	—
(0.65)	(0.63)	(0.89)	(0.94)	(0.51)	—		(0.65)	(0.63)	(0.89)	(0.94)	(0.51)	—
13.32	13.44	12.69	12.50	13.10	11.81		13.32	13.44	12.69	12.50	13.10	11.81
$18	$17	$16	$14	$14	$12		$18	$17	$15	$14	$14	$12

4.12%[c]	11.33%	9.62%	2.69%	15.67%	18.10%[c]		4.12%[c]	11.33%	9.62%	2.69%	15.67%	18.10%[c]
0.25 [d]	0.25	0.25	0.25	0.25	0.30	[d]	0.37 [d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—	—		—	—	—	—	—	—
2.84 [a,d]	2.50 [a]	2.14 [a]	2.14 [a]	2.58 [a]	1.66	[a,d]	2.84 [a,d]	2.50 [a]	2.14 [a]	2.61 [a]	2.58 [a]	1.66	[a,d]
13 [c]	32	30	41	35	29	[c]	13 [c]	32	30	41	35	29	[c]

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012	2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$10.22	$9.56	$10.58	$12.34	$11.91	$10.00		$10.22	$9.56	$10.58	$12.34	$11.91	$10.00

0.14	0.24	0.20	0.30	0.30	0.13		0.14	0.24	0.20	0.30	0.30	0.13
0.30	1.05	0.58	0.02	1.51	1.78		0.30	1.05	0.58	0.02	1.51	1.78
0.44	1.29	0.78	0.32	1.81	1.91		0.44	1.29	0.78	0.32	1.81	1.91

(0.27)	(0.33)	(0.26)	(0.44)	(0.35)	—		(0.27)	(0.33)	(0.26)	(0.44)	(0.35)	—
(0.47)	(0.30)	(1.54)	(1.64)	(1.03)	—		(0.47)	(0.30)	(1.54)	(1.64)	(1.03)	—
(0.74)	(0.63)	(1.80)	(2.08)	(1.38)	—		(0.74)	(0.63)	(1.80)	(2.08)	(1.38)	—
9.92	10.22	9.56	10.58	12.34	11.91		9.92	10.22	9.56	10.58	12.34	11.91
$19	$18	$16	$14	$14	$12		$19	$18	$16	$14	$14	$12

4.54%[c]	14.20%	9.74%	2.65%	16.45%	19.10%[c]		4.54%[c]	14.20%	9.74%	2.65%	16.45%	19.10%[c]
0.25 [d]	0.25	0.25	0.25	0.25	0.30	[d]	0.37 [d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—	—		—	—	—	—	—	—
2.72 [a,d]	2.40 [a]	2.02 [a]	2.45 [a]	2.40 [a]	1.51	[a,d]	2.72 [a,d]	2.40 [a]	2.02 [a]	2.45 [a]	2.40 [a]	1.51	[a,d]
14 [c]	31	27	39	44	66	[c]	14 [c]	31	27	39	44	66	[c]

66

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$14.52	$13.01	$12.99	$13.55	$11.94	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.21	0.33	0.24	0.34	0.26	0.08
Net realized and unrealized gains/(losses) on investments	0.49	1.85	0.87	0.02	1.71	1.86
Total from investment operations	0.70	2.18	1.11	0.36	1.97	1.94
Less Distributions
Dividends from net investment income	(0.33)	(0.40)	(0.25)	(0.41)	(0.27)	—
Distributions from net realized capital gains[1]	(0.14)	(0.27)	(0.84)	(0.51)	(0.09)	—
Total distributions	(0.47)	(0.67)	(1.09)	(0.92)	(0.36)	—
Net asset value end of period	14.75	14.52	13.01	12.99	13.55	11.94
Net assets end of period (000s)	$6,859	$5,397	$2,794	$2,235	$1,300	$544
Ratios and Supplemental Data (%)
Total return[b]	4.98%[c]	17.43%	9.86%	2.58%	16.76%	19.40%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.40 [d]	2.08	1.79	2.04	1.82	1.47	[d]
Portfolio turnover[3]	19 [c]	12	41	45	20	17	[c]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$10.01	$9.19	$10.85	$11.95	$11.94	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.13	0.22	0.18	0.24	0.22	0.08
Net realized and unrealized gains/(losses) on investments	0.37	1.52	0.50	0.04	1.64	1.86
Total from investment operations	0.50	1.74	0.68	0.28	1.86	1.94
Less Distributions
Dividends from net investment income	(0.23)	(0.26)	(0.20)	(0.30)	(0.25)	—
Distributions from net realized capital gains[1]	(0.57)	(0.66)	(2.14)	(1.08)	(1.60)	—
Total distributions	(0.80)	(0.92)	(2.34)	(1.38)	(1.85)	—
Net asset value end of period	9.71	10.01	9.19	10.85	11.95	11.94
Net assets end of period (000s)	$19,260	$17,963	$15,554	$14,927	$16,379	$13,970
Ratios and Supplemental Data (%)
Total return[b]	5.36%[c]	20.63%	9.76%	2.16%	17.23%	19.40%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.39 [d]	2.24	1.71	1.96	1.81	1.06	[d]
Portfolio turnover[3]	13 [c]	22	27	45	28	70	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012	2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$14.51	$13.01	$12.99	$13.54	$11.93	$10.00		$14.51	$13.01	$12.99	$13.54	$11.93	$10.00

0.19	0.32	0.25	0.30	0.27	0.11		0.19	0.32	0.25	0.30	0.27	0.11
0.51	1.85	0.86	0.07	1.70	1.82		0.51	1.85	0.86	0.07	1.70	1.82
0.70	2.17	1.11	0.37	1.97	1.93		0.70	2.17	1.11	0.37	1.97	1.93

(0.33)	(0.40)	(0.25)	(0.41)	(0.27)	—		(0.33)	(0.40)	(0.25)	(0.41)	(0.27)	—
(0.14)	(0.27)	(0.84)	(0.51)	(0.09)	—		(0.14)	(0.27)	(0.84)	(0.51)	(0.09)	—
(0.47)	(0.67)	(1.09)	(0.92)	(0.36)	—		(0.47)	(0.67)	(1.09)	(0.92)	(0.36)	—
14.74	14.51	13.01	12.99	13.54	11.93		14.74	14.51	13.01	12.99	13.54	11.93
$19	$19	$16	$14	$14	$12		$19	$18	$16	$14	$14	$12

4.98%[c]	17.36%	9.87%	2.65%	16.77%	19.30%[c]		4.98%[c]	17.36%	9.87%	2.65%	16.77%	19.30%[c]
0.25 [d]	0.25	0.25	0.25	0.25	0.30	[d]	0.37 [d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—	—		—	—	—	—	—	—
2.55 [a,d]	2.30 [a]	1.93 [a]	2.13 [a]	2.11 [a]	1.24	[a,d]	2.55 [a,d]	2.30 [a]	1.93 [a]	2.13 [a]	2.11 [a]	1.24	[a,d]
19 [c]	12	41	45	20	17	[c]	19 [c]	12	41	45	20	17	[c]

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012	2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$10.02	$9.20	$10.86	$11.96	$11.95	$10.00		$10.02	$9.20	$10.86	$11.96	$11.95	$10.00

0.12	0.21	0.17	0.23	0.22	0.08		0.12	0.21	0.17	0.23	0.22	0.08
0.37	1.53	0.51	0.05	1.64	1.87		0.37	1.53	0.51	0.05	1.64	1.87
0.49	1.74	0.68	0.28	1.86	1.95		0.49	1.74	0.68	0.28	1.86	1.95

(0.23)	(0.26)	(0.20)	(0.30)	(0.25)	—		(0.23)	(0.26)	(0.20)	(0.30)	(0.25)	—
(0.57)	(0.66)	(2.14)	(1.08)	(1.60)	—		(0.57)	(0.66)	(2.14)	(1.08)	(1.60)	—
(0.80)	(0.92)	(2.34)	(1.38)	(1.85)	—		(0.80)	(0.92)	(2.34)	(1.38)	(1.85)	—
9.71	10.02	9.20	10.86	11.96	11.95		9.71	10.02	9.20	10.86	11.96	11.95
$20	$19	$16	$14	$14	$12		$20	$19	$16	$14	$14	$12

5.24%[c]	20.62%	9.78%	2.16%	17.22%	19.50%[c]		5.24%[c]	20.62%	9.78%	2.16%	17.22%	19.50%[c]
0.25 [d]	0.25	0.25	0.25	0.25	0.30	[d]	0.37 [d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—	—		—	—	—	—	—	—
2.41 [a,d]	2.20 [a]	1.71 [a]	1.93 [a]	1.82 [a]	0.91	[a,d]	2.41 [a,d]	2.20 [a]	1.71 [a]	1.93 [a]	1.82 [a]	0.91	[a,d]
13 [c]	22	27	45	28	70	[c]	13 [c]	22	27	45	28	70	[c]

68

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$14.85	$12.42	$12.85	$13.67	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.18	0.29	0.19	0.25	0.18	0.04
Net realized and unrealized gains/(losses) on investments	0.64	2.58	0.81	0.05	1.86	1.87
Total from investment operations	0.82	2.57	1.00	0.30	2.04	1.91
Less Distributions
Dividends from net investment income	(0.31)	(0.31)	(0.19)	(0.29)	(0.18)	—
Distributions from net realized capital gains[1]	(0.40)	(0.13)	(1.24)	(0.83)	(0.10)	—
Total distributions	(0.71)	(0.44)	(1.43)	(1.12)	(0.28)	—
Net asset value end of period	14.96	14.85	12.42	12.85	13.67	11.91
Net assets end of period (000s)	$3,843	$3,340	$1,911	$1,209	$880	$487
Ratios and Supplemental Data (%)
Total return[b]	5.69%[c]	23.75%	9.62%	1.97%	17.38%	19.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.22 [d]	1.82	1.40	1.50	1.27	0.68	[d]
Portfolio turnover[3]	13 [c]	20	16	59	32	15	[c]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
	6-Month Period Ended April 30, 2014	Year Ended October 31,
		2013	2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$11.46	$10.17	$11.75	$13.06	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.13	0.22	0.16	0.20	0.18	0.05
Net realized and unrealized gains/(losses) on investments	0.51	2.20	0.58	0.06	1.80	1.86
Total from investment operations	0.64	2.42	0.74	0.26	1.98	1.91
Less Distributions
Dividends from net investment income	(0.23)	(0.24)	(0.17)	(0.24)	(0.19)	—
Distributions from net realized capital gains[1]	(0.65)	(0.89)	(2.15)	(1.33)	(0.64)	—
Total distributions	(0.88)	(1.13)	(2.32)	(1.57)	(0.83)	—
Net asset value end of period	11.22	11.46	10.17	11.75	13.06	11.91
Net assets end of period (000s)	$20,426	$19,170	$14,516	$14,620	$15,950	$13,852
Ratios and Supplemental Data (%)
Total return[b]	5.92%[c]	26.12%	9.66%	1.64%	17.29%	19.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.05 [d]	1.88	1.41	1.47	1.38	0.68	[d]
Portfolio turnover[3]	13 [c]	17	21	34	28	32	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

69

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012	2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$14.84	$12.42	$12.85	$13.67	$11.91	$10.00		$14.84	$12.42	$12.85	$13.67	$11.91	$10.00

0.17	0.28	0.20	0.22	0.19	0.05		0.17	0.28	0.20	0.22	0.19	0.05
0.66	2.58	0.80	0.08	1.85	1.86		0.66	2.58	0.80	0.08	1.85	1.86
0.83	2.86	1.00	0.30	2.04	1.91		0.83	2.86	1.00	0.30	2.04	1.91

(0.31)	(0.31)	(0.19)	(0.29)	(0.18)	—		(0.31)	(0.31)	(0.19)	(0.29)	(0.18)	—
(0.40)	(0.13)	(1.24)	(0.83)	(0.10)	—		(0.40)	(0.13)	(1.24)	(0.83)	(0.10)	—
(0.71)	(0.44)	(1.43)	(1.12)	(0.28)	—		(0.71)	(0.44)	(1.43)	(1.12)	(0.28)	—
14.96	14.84	12.42	12.85	13.67	11.91		14.96	14.84	12.42	12.85	13.67	11.91
$21	$20	$16	$14	$14	$12		$20	$19	$15	$14	$14	$12

5.76%[c]	23.66%	9.62%	1.97%	17.37%	19.10%[c]		5.76%[c]	23.66%	9.62%	1.97%	17.37%	19.10%[c]
0.25 [d]	0.25	0.25	0.25	0.25	0.30	[d]	0.37 [d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—	—		—	—	—	—	—	—
2.23 [a,d]	2.06 [a]	1.50 [a]	1.50 [a]	1.43 [a]	0.55	[a,d]	2.23 [a,d]	2.06 [a]	1.50 [a]	1.50 [a]	1.43 [a]	0.55	[a,d]
13 [c]	20	16	59	32	15	[c]	13 [c]	20	16	59	32	15	[c]

Administrative Class							Investor Class
6-Month Period Ended April 30, 2014	Year Ended October 31,						6-Month Period Ended April 30, 2014	Year Ended October 31,
	2013	2012	2011	2010	2009[e]			2013	2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$11.47	$10.18	$11.75	$13.06	$11.91	$10.00		$11.47	$10.18	$11.75	$13.06	$11.91	$10.00

0.13	0.22	0.16	0.19	0.18	0.05		0.13	0.22	0.16	0.19	0.18	0.05
0.51	2.20	0.59	0.07	1.80	1.86		0.51	2.20	0.59	0.07	1.80	1.86
0.64	2.42	0.75	0.26	1.98	1.91		0.64	2.42	0.75	0.26	1.98	1.91

(0.23)	(0.24)	(0.17)	(0.24)	(0.19)	—		(0.23)	(0.24)	(0.17)	(0.24)	(0.19)	—
(0.65)	(0.89)	(2.15)	(1.33)	(0.64)	—		(0.65)	(0.89)	(2.15)	(1.33)	(0.64)	—
(0.88)	(1.13)	(2.32)	(1.57)	(0.83)	—		(0.88)	(1.13)	(2.32)	(1.57)	(0.83)	—
11.23	11.47	10.18	11.75	13.06	11.91		11.23	11.47	10.18	11.75	13.06	11.91
$21	$19	$15	$14	$14	$12		$21	$20	$16	$14	$14	$12

5.91%[c]	26.09%	9.74%	1.64%	17.29%	19.10%[c]		5.91%[c]	26.09%	9.74%	1.64%	17.29%	19.10%[c]
0.25 [d]	0.25	0.25	0.25	0.25	0.30	[d]	0.37 [d]	0.37	0.37	0.37	0.37	0.45	[d]
—	—	—	—	—	—		—	—	—	—	—	—
2.04 [a,d]	1.91 [a]	1 .35 [a]	1.43 [a]	1 .38 [a]	0.56	[a,d]	2.04 [a,d]	1.91 [a]	1.35 [a]	1.43 [a]	1.38 [a]	0.56	[a,d]
13 [c]	17	21	34	28	32	[c]	13 [c]	17	21	34	28	32	[c]

70

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.

3	Amounts do not include the activity of the underlying funds.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period January 2, 2009 (inception) through October 31, 2009.

The accompanying notes are an integral part of the Financial Statements.

71

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2014 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other affiliated funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the

72

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the applicable net assets of each class and the specific expense rates applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

73

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2010-2012), including all positions expected to be taken upon filing the 2013 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2014, each Fund held 10% or fewer of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 12% of Harbor Global Growth Fund, and 17% of Harbor Unconstrained Bond Fund.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments for each Fund for the six-months period ended April 30, 2014 are as follows:

				Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$133	$44	$—	$9	$16
Harbor Mid Cap Growth Fund	58	37	—	31	11
Harbor Small Cap Growth Fund	63	28	—	21	8
Harbor Large Cap Value Fund	38	65	3	—	21
Harbor Mid Cap Value Fund	23	46	3	—	21
Harbor Small Cap Value Fund	63	52	1	37	11
Harbor International Fund	90	91	16	—	23
Harbor International Growth Fund	116	32	5	—	6
Harbor Global Value Fund	7	177	2	—	42
Harbor Global Growth Fund	33	21	1	15	7
Harbor Unconstrained Bond Fund	43	39	3	—	—
Harbor High Yield Bond Fund	160	131	66	52	(1)
Harbor Bond Fund	286	225	110	—	(9)
Harbor Real Return Fund	202	108	2	94	(6)
Harbor Money Market Fund	30	24	—	—	—

Total	$1,345	$1,120	$212	$259	$150

74

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2010 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$27	$22	$—	$2	$6
Harbor Mid Cap Growth Fund	14	16	—	6	3
Harbor Small Cap Growth Fund	13	12	—	4	3
Harbor Large Cap Value Fund	13	33	1	—	9
Harbor Mid Cap Value Fund	8	22	1	—	8
Harbor Small Cap Value Fund	14	19	—	7	4
Harbor International Fund	32	54	3	—	10
Harbor International Growth Fund	27	22	1	—	3
Harbor Global Value Fund	3	38	—	—	7
Harbor Global Growth Fund	8	11	—	3	3
Harbor Commodity Real Return Strategy Fund	1	12	—	—	(2)
Harbor Unconstrained Bond Fund	42	48	1	—	—
Harbor High Yield Bond Fund	71	90	12	9	—
Harbor Bond Fund	214	234	19	—	(10)
Harbor Real Return Fund	115	97	—	16	(11)
Harbor Money Market Fund	23	30	—	—	—

Total	$625	$760	$38	$47	$33

				Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$254	$91	$—	$12	$26
Harbor Mid Cap Growth Fund	118	56	—	38	11
Harbor Small Cap Growth Fund	123	54	—	26	13
Harbor Large Cap Value Fund	154	112	4	—	36
Harbor Mid Cap Value Fund	105	85	4	—	30
Harbor Small Cap Value Fund	136	83	1	46	15
Harbor International Fund	292	185	21	—	33
Harbor International Growth Fund	230	79	6	—	9
Harbor Global Value Fund	47	227	2	—	37
Harbor Global Growth Fund	85	41	1	18	13
Harbor Commodity Real Return Strategy Fund	68	61	—	6	(10)
Harbor Unconstrained Bond Fund	227	69	2	—	—
Harbor High Yield Bond Fund	512	216	54	43	8
Harbor Bond Fund	1,040	307	76	—	(5)
Harbor Real Return Fund	415	111	1	49	(10)
Harbor Money Market Fund	266	50	—	—	—

Total	$4,072	$1,827	$172	$238	$206

75

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$482	$192	$1	$31	$64
Harbor Mid Cap Growth Fund	227	151	—	100	45
Harbor Small Cap Growth Fund	226	111	—	68	33
Harbor Large Cap Value Fund	174	260	11	—	81
Harbor Mid Cap Value Fund	104	178	11	—	72
Harbor Small Cap Value Fund	232	191	1	119	41
Harbor International Fund	379	367	53	—	39
Harbor International Growth Fund	433	163	15	—	8
Harbor Global Value Fund	38	574	6	—	132
Harbor Global Growth Fund	124	79	1	48	21
Harbor Commodity Real Return Strategy Fund	129	184	—	20	(60)
Harbor Unconstrained Bond Fund	190	92	5	—	—
Harbor High Yield Bond Fund	543	332	134	107	(4)
Harbor Bond Fund	1,140	499	167	—	2
Harbor Real Return Fund	450	137	2	89	(17)

Total	$4,871	$3,510	$407	$582	$457

				Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$222	$51	$—	$12	$16
Harbor Mid Cap Growth Fund	109	43	—	38	10
Harbor Small Cap Growth Fund	101	27	—	26	8
Harbor Large Cap Value Fund	138	97	4	—	30
Harbor Mid Cap Value Fund	83	68	4	—	29
Harbor Small Cap Value Fund	125	74	1	46	17
Harbor International Fund	257	148	20	—	25
Harbor International Growth Fund	222	61	6	—	6
Harbor Global Value Fund	38	238	2	—	48
Harbor Global Growth Fund	73	30	1	18	7
Harbor Commodity Real Return Strategy Fund	106	73	—	9	(19)
Harbor Unconstrained Bond Fund	161	40	1	—	—
Harbor High Yield Bond Fund	450	103	47	35	(1)
Harbor Bond Fund	864	234	50	—	(4)
Harbor Real Return Fund	239	55	—	20	(6)

Total	$3,188	$1,342	$136	$204	$166

76

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$498	$207	$1	$38	$96
Harbor Mid Cap Growth Fund	197	133	—	122	34
Harbor Small Cap Growth Fund	227	112	—	84	33
Harbor Large Cap Value Fund	83	260	13	—	95
Harbor Mid Cap Value Fund	70	215	13	—	88
Harbor Small Cap Value Fund	206	197	2	146	44
Harbor International Fund	224	356	65	—	110
Harbor International Growth Fund	438	164	19	—	36
Harbor Global Value Fund	28	709	8	—	148
Harbor Global Growth Fund	112	88	2	59	19
Harbor Commodity Real Return Strategy Fund	112	156	—	26	(35)
Harbor Unconstrained Bond Fund	125	60	3	—	—
Harbor High Yield Bond Fund	418	250	100	78	6
Harbor Bond Fund	740	344	102	—	—
Harbor Real Return Fund	176	50	—	27	(4)

Total	$3,654	$3,301	$328	$580	$670

				Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$246	$60	$—	$10	$19
Harbor Mid Cap Growth Fund	115	46	—	33	11
Harbor Small Cap Growth Fund	115	37	—	22	10
Harbor Large Cap Value Fund	158	86	3	—	26
Harbor Mid Cap Value Fund	102	63	4	—	23
Harbor Small Cap Value Fund	133	73	—	39	18
Harbor International Fund	314	153	18	—	24
Harbor International Growth Fund	247	65	5	—	6
Harbor Global Value Fund	35	218	2	—	37
Harbor Global Growth Fund	84	32	—	16	9
Harbor Commodity Real Return Strategy Fund	108	46	—	6	(10)
Harbor Unconstrained Bond Fund	81	22	1	—	—
Harbor High Yield Bond Fund	363	73	19	13	1
Harbor Bond Fund	398	112	19	—	1
Harbor Real Return Fund	38	56	—	4	(7)

Total	$2,537	$1,142	$71	$143	$168

77

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$495	$102	$1	$40	$44
Harbor Mid Cap Growth Fund	195	96	—	128	—
Harbor Small Cap Growth Fund	236	85	—	88	40
Harbor Large Cap Value Fund	96	176	14	—	69
Harbor Mid Cap Value Fund	70	145	14	—	65
Harbor Small Cap Value Fund	228	170	2	153	25
Harbor International Fund	366	290	69	—	73
Harbor International Growth Fund	503	119	20	—	20
Harbor Global Value Fund	32	738	8	—	130
Harbor Global Growth Fund	119	58	2	62	41
Harbor Commodity Real Return Strategy Fund	103	80	—	16	(19)
Harbor Unconstrained Bond Fund	91	28	1	—	13
Harbor High Yield Bond Fund	323	109	48	37	—
Harbor Bond Fund	518	159	43	—	(3)
Harbor Real Return Fund	71	12	—	6	(1)

Total	$3,446	$2,367	$222	$530	$497

				Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$138	$27	$—	$9	$9
Harbor Mid Cap Growth Fund	58	22	—	28	4
Harbor Small Cap Growth Fund	65	20	—	20	4
Harbor Large Cap Value Fund	48	33	3	—	11
Harbor Mid Cap Value Fund	29	25	3	—	8
Harbor Small Cap Value Fund	69	39	—	34	9
Harbor International Fund	131	66	15	—	10
Harbor International Growth Fund	130	21	5	—	1
Harbor Global Value Fund	14	164	2	—	26
Harbor Global Growth Fund	41	15	1	14	3
Harbor Commodity Real Return Strategy Fund	36	17	—	3	(3)
Harbor Unconstrained Bond Fund	17	3	—	—	—
Harbor High Yield Bond Fund	71	14	6	5	—
Harbor Bond Fund	91	19	5	—	—

Total	$938	$485	$40	$113	$82

78

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$737	$151	$1	$54	$70
Harbor Mid Cap Growth Fund	286	116	—	172	60
Harbor Small Cap Growth Fund	333	98	—	119	29
Harbor Large Cap Value Fund	110	160	18	—	75
Harbor Mid Cap Value Fund	84	150	19	—	91
Harbor Small Cap Value Fund	299	191	2	206	44
Harbor International Fund	491	311	92	—	110
Harbor International Growth Fund	669	105	27	—	48
Harbor Global Value Fund	39	981	11	—	142
Harbor Global Growth Fund	150	40	3	83	9
Harbor Commodity Real Return Strategy Fund	95	92	—	13	(26)
Harbor Unconstrained Bond Fund	21	15	—	—	—
Harbor High Yield Bond Fund	95	65	17	13	2
Harbor Bond Fund	124	87	13	—	—

Total	$3,533	$2,562	$203	$660	$654

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Effective July 1, 2013, Harbor Capital underwent a change in control when Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) sold 90% plus one share of the outstanding shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

79

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the six-months period ended April 30, 2014. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the six-months period ended April 30, 2014. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2014, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	7,730	1,546	1,546	10,822	0.7%
Harbor Target Retirement 2010 Fund	7,212	1,443	1,443	10,098	4.0
Harbor Target Retirement 2015 Fund	7,164	1,433	1,433	10,030	0.9
Harbor Target Retirement 2020 Fund	8,175	1,636	1,635	11,446	0.4
Harbor Target Retirement 2025 Fund	6,691	1,338	1,338	9,367	1.2
Harbor Target Retirement 2030 Fund	32,751	1,880	1,880	36,511	1.5
Harbor Target Retirement 2035 Fund	19,270	1,313	1,313	21,896	4.7
Harbor Target Retirement 2040 Fund	10,272	2,054	2,054	14,380	0.7
Harbor Target Retirement 2045 Fund	37,210	1,366	1,366	39,942	15.4
Harbor Target Retirement 2050 Fund	17,521	1,853	1,853	21,227	1.2

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the six-months period ended April 30, 2014.

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NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2014 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$15,277	$710	$(306)	$404
Harbor Target Retirement 2010 Fund	2,743	58	(44)	14
Harbor Target Retirement 2015 Fund	12,635	497	(203)	294
Harbor Target Retirement 2020 Fund	27,080	2,119	(370)	1,749
Harbor Target Retirement 2025 Fund	9,996	766	(86)	680
Harbor Target Retirement 2030 Fund	21,998	2,784	(228)	2,556
Harbor Target Retirement 2035 Fund	6,345	568	(16)	552
Harbor Target Retirement 2040 Fund	16,316	3,079	(95)	2,984
Harbor Target Retirement 2045 Fund	3,424	465	(5)	460
Harbor Target Retirement 2050 Fund	16,469	4,024	(25)	3,999

NOTE 6—SUBSEQUENT EVENTS

The Board of Trustees of Harbor Funds appointed Mr. Scott M. Amero to serve on the Board as a trustee effective May 19, 2014. Information regarding Mr. Amero is provided in the Trustees and Officers table set forth below in this report.

The Board of Trustees of Harbor Funds approved, at a meeting held on May 18-19, 2014, the reorganization of the Harbor Target Retirement 2010 Fund (the “2010 Fund”) into Harbor Target Retirement Income Fund (the “Income Fund”) effective October 31, 2014. After the close of business on October 31, 2014, each remaining 2010 Fund shareholder will become the owner of shares of the Income Fund with a value equal to their interest in the 2010 Fund immediately prior to the reorganization.

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Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2013)	Ending Account Value (April 30, 2014)
Harbor Target Retirement Income
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,025.20
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,025.20
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,025.20
Hypothetical (5% return)		$0.00		$1,000	$1,024.86

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FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2013)	Ending Account Value (April 30, 2014)
Harbor Target Retirement 2010
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,026.70
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,025.80
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,025.80
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2015
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,032.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,032.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,032.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2020
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,036.80
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,036.70
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,036.70
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2025
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,041.20
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,041.20
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,041.20
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2030
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,046.30
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,045.40
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,045.40
Hypothetical (5% return)		$0.00		$1,000	$1,024.86

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FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2013)	Ending Account Value (April 30, 2014)
Harbor Target Retirement 2035
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,049.80
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,049.80
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,049.80
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2040
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,053.60
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,052.40
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,052.40
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2045
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,056.90
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,057.60
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,057.60
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2050
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,059.20
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,059.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,059.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.

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ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS OF THE TARGET RETIREMENT FUNDS

The Investment Company Act of 1940, as amended, requires that the Investment Advisory of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 9, 10, and 11, 2014 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital Advisors, Inc., (the “Adviser”), on behalf of the ten Harbor Target Retirement Funds (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Harbor Funds.

In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of the Target Retirement Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

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ADDITIONAL INFORMATION—Continued

Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:

•

the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Target Retirement Funds;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Target Retirement Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Target Retirement Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Target Retirement Funds’ principal underwriter, on such profitability;

•

while no fees were proposed to be charged by the Adviser for investment advisory services, the Adviser would benefit from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds;

•	the fees and expense ratios of each Target Retirement Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Target Retirement Funds’ glidepaths on relative performance;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Target Retirement Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Target Retirement Funds;

•	information received at regular meetings throughout the year related to Target Retirement Funds’ performance and services rendered by the Adviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Target Retirement Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors.

Investment Performance and Expense Ratios

In considering each Target Retirement Fund’s performance and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate.

Harbor Target Retirement Funds. In consideration of the Investment Advisory Agreement for each Target Retirement Fund (inception date of January 2, 2009 for each Target Retirement Fund), the Trustees noted that Lipper had selected 14 peer complexes’ target date funds as peers for the Harbor Target Retirement Funds that Lipper believes are the most comparable to the Target Retirement Funds. These 14 peer complexes are: AllianzGl Retirement Funds, BlackRock LifePath Active Portfolios, Fidelity Advisor Freedom Funds, Franklin LifeSmart Retirement Target Funds, Hartford Target Retirement Funds, JPMorgan SmartRetirement Funds, Legg Mason Target Retirement Series, MainStay Retirement Funds,

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ADDITIONAL INFORMATION—Continued

MFS Lifetime Funds, Principal LifeTime Portfolios, Russell LifePoints Funds Target Date Series, Schwab Target Funds, T. Rowe Price Retirement Funds and USAA Target Retirement Funds. The Trustees further noted that the performance analysis conducted by Lipper included these 14 selected peers, as applicable, as the performance group and all target date funds as the performance universe. The Trustees also noted that Lipper had produced reports on only the Institutional Class shares of the Target Retirement Funds as there are no shareholders presently in either of the Administrative or Investor share classes and no 12b-1 fees are assessed.

The Trustees considered the expertise of the Adviser in managing assets generally and in the target retirement asset class specifically, noting that the Adviser had maintained risk-based asset allocation options for retirement plans sponsored by Owens-Illinois and other clients for more than 15 years prior to the 2009 launch of these funds. The Trustees noted that the Target Retirement Funds totaled $141.26 million in assets, out of a firm-wide total of approximately $84.58 billion in assets under management as of December 31, 2013.

The Trustees considered the relatively short time period since the inception of the Target Retirement Funds. They also noted that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees considered how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that the Adviser charged no management fee to the Funds and the extent to which the Adviser was waiving its fees and/or reimbursing each of the Target Retirement Fund’s expenses and acknowledged that the waivers/reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Target Retirement Funds was negative.

The Trustees analyzed the Institutional Class performance and expenses of each Target Retirement Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds), as well as Lipper comparisons of underlying fund expenses, and made certain observations and findings as to each Fund as noted below.

Harbor Target Retirement Income Fund. The Trustees noted the Fund’s Institutional Class outperformance relative to its universe medians for the two- and three-year periods ended December 31, 2013 and the Fund’s Institutional Class underperformance relative to its universe median for the one-year and since inception periods ended December 31, 2013 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2010 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-year, two-year, three-year and since inception periods ended December 31, 2013 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were in the top half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2015 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-year, two-year, three-year and since inception periods ended December 31, 2013 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-year, two-year, three-year and since inception periods ended December 31, 2013 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the top half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-year, two-year, three-year and since inception periods ended December 31, 2013 according to

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ADDITIONAL INFORMATION—Continued

Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-year, two-year, three-year and since inception periods ended December 31, 2013 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the fourth lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-year, two-year, three-year and since inception periods ended December 31, 2013 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-year, two-year, three-year and since inception periods ended December 31, 2013 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the fifth lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe medians for each of the two-year and since inception periods ended December 31, 2013 and the Fund’s Institutional Class underperformance relative to its Lipper universe median for the three-year period ended December 31, 2013. The Fund’s Institutional Class performance was at its Lipper universe median for the one-year period ended December 31, 2013. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe medians for each of the one-year, two-year, three-year and since inception periods ended December 31, 2013. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.

Advisory Fees and Profitability

The Trustees noted that the Adviser receives no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that the Adviser benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser was waiving fees and/or reimbursing a portion of each of the Target Retirement Fund’s expenses and that the Adviser was incurring a loss in operating the Target Retirement Funds.

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ADDITIONAL INFORMATION—Continued

Economies of Scale

As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.

89

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2014)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (50) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co-Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).	29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (75) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None

90

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (67)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (44) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (42) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (39) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (45) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (61) Assistant Secretary	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

91

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

92

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

93

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex. U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets (ND) Index—The MCSI Emerging Markets (ND) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

94

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

95

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

96

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	Harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.TR.0414

ITEM 2 – CODE OF ETHICS

Not applicable.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 2nd day of July, 2014 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By: /s/ David G. Van Hooser
David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David G. Van Hooser David G. Van Hooser	Chairman, President and Trustee (Principal Executive Officer)	July 2, 2014

By: /s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	July 2, 2014

Exhibit Index

Number	Description
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).